Filed with the Securities and Exchange Commission on April 8, 2016

REGISTRATION NO. 333-144639

INVESTMENT COMPANY ACT NO. 811-07325

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM N-4

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REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 39

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 160

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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-7333

(Address and telephone number of Depositor's principal executive offices)

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J. MICHAEL LOW, ESQ.

LEWIS BRISBOIS BISGAARD & SMITH LLP

PHOENIX PLAZA TOWER II, 2929 NORTH CENTRAL AVENUE, SUITE 1700

PHOENIX, ARIZONA 85012

(602) 385-7854

(Name, address and telephone number of agent for service)

COPIES TO:

WILLIAM J. EVERS

VICE PRESIDENT

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(973) 802-3716

Approximate Date of Proposed Sale to the Public: Continuous

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It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ X ] on April 29, 2016 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[ ] on______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

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Pruco Life Insurance Company

A Prudential Financial Company

751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER VARIABLE ANNUITY BbSM SERIES

Flexible Premium Deferred Annuity

PROSPECTUS: APRIL 29, 2016

This prospectus describes a flexible premium deferred annuity (the “Annuity”) issued by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). If you are receiving this prospectus, it is because you currently own this Annuity. This Annuity is no longer offered for new sales. This Annuity was offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity. The Annuity or certain of its investment options and/or features may not be available in all states. In addition, selling broker-dealer firms through which the Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

THE SUB-ACCOUNTS

Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Stipulated Investment Options if you Elect Certain Optional Benefits” later in this prospectus for details.

PLEASE READ THIS PROSPECTUS

Please read this prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.

AVAILABLE INFORMATION

We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials, at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.

In compliance with U.S. law, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States.

This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM or ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 29, 2016	Statement of Additional Information Dated: April 29, 2016 PREMIERBb

INVESTMENT OPTIONS

Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2024)

Advanced Series Trust

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Bond Portfolio 2016

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio1

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

1 Pyramis is a registered service mark of FMR LLC. Used with permission.

( i )

( ii )

APPENDIX H – FORMULA UNDER HIGHEST DAILY GRO II BENEFIT	H-1
APPENDIX I – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT	I-1

( iii )

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.

Annuitization: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95th birthday of the older of the Owner or Annuitant.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent’s annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.

Benefit Fixed Rate Account: A Fixed Rate Option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See “Summary of Contract Fees and Charges” for details on the CDSC for the Annuity.

DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.

Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

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Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.

Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

Highest Daily Guaranteed Return Option/(Highest Daily GRO)/Highest Daily Guaranteed Return Option II (Highest Daily GRO II): Optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.

Highest Daily Lifetime Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

Highest Daily Lifetime Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

Highest Daily Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

Issue Date: The effective date of your Annuity.

Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.

2

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.

Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

Spousal Highest Daily Lifetime Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

Spousal Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

3

Summary of Contract Fees and Charges

Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

TRANSACTION FEES AND CHARGES

CONTINGENT DEFERRED SALES CHARGE (CDSC) 1

Bb SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

1	The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE
Transfer Fee [1]
Maximum	$20.00
Current	$10.00
Tax Charge (current) [2]	0% to 3.5%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
2	In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection “Tax Charge” under “Fees and Charges” in this prospectus.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE
Annual Maintenance Fee [1]	Lesser of $35 or 2% of Account Value
Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value
4

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [2] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE
Mortality & Expense Risk Charge [3]	0.80%
Administration Charge [3]	0.15%
Settlement Service Charge [4]	1.00%
Total Annual Charges of the Sub-accounts (excluding settlement service charge)	0.95%

1	Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
2	These charges are deducted daily and apply to the Sub-accounts only.
3	The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.
4	The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2]
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.55%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)

Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.85%	0.95% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)

Maximum Charge [3] (assessed against greater of account value and PWV)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of account value and PWV)	1.20%	0.95% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)

Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.95%	0.95% + 0.95%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current Charge and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.55%
5

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2]
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

Maximum Charge [3] (assessed against Protected Income Value)	2.00%	2.00% + 0.95%
Current Charge (assessed against Protected Income Value)	0.50%	0.50% + 0.95%
LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.45%
Current Charge (assessed against Sub-account net assets)	0.60%	1.55%
SPOUSAL LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.45%
Current Charge (assessed against Sub-account net assets)	0.75%	1.70%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.45%
Current Charge (assessed against Sub-account net assets)	0.60%	1.55%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

Maximum Charge [3] (assessed against Protected Withdrawal Value)	1.50%	1.50% + 0.95%
Current Charge (assessed against Protected Withdrawal Value)	0.60%	0.60% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/BENEFICIARY INCOME OPTION

Maximum Charge [3] (assessed against Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against Protected Withdrawal Value)	0.95%	0.95% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/LIFETIME INCOME ACCELERATOR

Maximum Charge [3] (assessed against Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against Protected Withdrawal Value)	0.95%	0.95% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

Maximum Charge [3] (assessed against Protected Withdrawal Value)	1.50%	1.50% + 0.95%
Current Charge (assessed against Protected Withdrawal Value)	0.75%	0.75% + 0.95%
6

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2]
SPOUSAL HIGHEST DAILY LIFETIME SEVEN W/BENEFICIARY INCOME OPTION

Maximum Charge [3] (assessed against Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against Protected Withdrawal Value)	0.95%	0.95% + 0.95%
HIGHEST DAILY LIFETIME 7 PLUS

Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.75%	0.95% + 0.75%
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	0.95% + 1.10%
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR

Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	0.95% + 1.10%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.90%	0.95% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

Maximum Charge [3] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	0.95% + 2.00%

Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	0.95% + 1.10%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current and Maximum Charge [4] (assessed against Sub-account net assets) (if elected on or after May 1, 2009)	0.80%	1.75%
HIGHEST DAILY VALUE DEATH BENEFIT (HDV)	0.50%	1.45%
Current and Maximum Charge [4] (assessed against Sub-account net assets)
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT		0.85% greater of Account Value and PWV + 1.75%
(the maximum charge combination of optional benefits) (if elected on or after May 1, 2009)
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
7

1	How Living Benefit Charges are Determined

Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.55% total annual charge applies.
Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.85% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 1.20% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.95% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily GRO: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 0.35% benefit charge and 1.30% total annual charge (for elections prior to May 1, 2009) (or 1.55% total annual charge for elections on or after May 1, 2009), applies. This benefit is no longer available for new elections.
Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). 0.50% of PIV for GMIB is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.70% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). 0.95% of PWV for Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% of PWV for Highest Daily Lifetime Seven with LIA is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). 0.95% of PWV for Spousal Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-Accounts. 0.50% benefit charge and 1.45% total annual charge (for elections prior to May 1, 2009) (or 1.75% total annual charge for elections on or after May 1, 2009), applies. This benefit is no longer available for new elections.
Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.45% total annual charge applies. This benefit is no longer available for new elections.
2	The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
3	We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4	Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2015 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

8

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.59%	1.54%

The following are the total annual expenses for each underlying mutual fund (“Portfolio”) as of December 31, 2015, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2015. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.10%	0.04%	0.01%	0.65%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.18%	0.25%	0.00%	0.00%	0.00%	1.36%	0.00%	1.36%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.74%	0.90%	0.00%	0.90%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.04%	1.14%	0.00%	1.14%
AST BlackRock iShares ETF Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.18%	1.21%	0.19%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.06%	0.70%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.04%	0.25%	0.00%	0.00%	0.00%	0.75%	0.04%	0.71%
AST Bond Portfolio 2016*	0.48%	0.64%	0.25%	0.00%	0.00%	0.00%	1.37%	0.44%	0.93%
AST Bond Portfolio 2018	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.48%	0.23%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2020	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2021	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2022	0.48%	0.12%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2023*	0.48%	0.24%	0.25%	0.00%	0.00%	0.00%	0.97%	0.04%	0.93%

9

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Bond Portfolio 2024*	0.48%	0.32%	0.25%	0.00%	0.00%	0.00%	1.05%	0.12%	0.93%
AST Bond Portfolio 2025	0.48%	0.04%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Bond Portfolio 2026	0.48%	0.18%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2027	0.48%	0.08%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Boston Partners Large-Cap Value Portfolio	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.11%	0.83%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Defensive Asset Allocation Portfolio	0.15%	0.04%	0.00%	0.00%	0.00%	0.74%	0.93%	0.00%	0.93%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.10%	1.00%
AST Goldman Sachs Multi-Asset Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.00%	1.08%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.03%	1.07%	0.01%	1.06%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.15%	0.80%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.48%	0.01%	0.25%	0.00%	0.00%	0.00%	0.74%	0.03%	0.71%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%

10

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.01%	1.20%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST Money Market Portfolio*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.26%	0.25%	0.00%	0.00%	0.00%	1.44%	0.00%	1.44%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Prudential Growth Allocation Portfolio	0.64%	0.02%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.28%	0.25%	0.00%	0.00%	0.02%	1.48%	0.00%	1.48%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.00%	0.42%	0.00%	1.54%	0.00%	1.54%
AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.84%	1.11%	0.00%	1.11%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.01%	1.01%	0.00%	1.01%
AST T. Rowe Price Asset Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%

11

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2015
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.02%	0.25%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST WEDGE Capital Mid-Cap Value Portfolio* (formerly AST Mid-Cap Value Portfolio)	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.10%	0.25%	0.00%	0.00%	0.00%	1.03%	0.05%	0.98%

* See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.014% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. These waivers may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2016
The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019
The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

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AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) does not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.11% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.10% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.15% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.06% of its investment management fees through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio
The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio
The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2017. The Manager has also contractually agreed to waive 0.013% of its investment management fees through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio
The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

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Expense Example

This example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges”:

▪	Insurance Charge
▪	Contingent Deferred Sales Charge (when and if applicable)
▪	Annual Maintenance Fee
▪	The maximum combination of optional benefit charges

The example also assumes the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2015, and those expenses remain the same each year*

▪	For each Sub-account charge, we deduct the maximum rather than the current charge
▪	You make no withdrawals of your Account Value
▪	You make no transfers, or other transactions for which we charge a fee
▪	No tax charge applies
▪	You elect the Highest Daily Lifetime 6 Plus with the Combination 5% Roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

Amounts shown in the example are rounded to the nearest dollar.

*	Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

THE EXAMPLE IS ILLUSTRATIVE ONLY – IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your annuity at the end of the applicable time period:

	1 yr	3 yrs	5 yrs	10 yrs
Bb Series	$1,216	$2,077	$2,977	$5,615

If you annuitize your annuity at the end of the applicable time period: 1

	1 yr	3 yrs	5 yrs	10 yrs
Bb Series	$516	$1,577	$2,677	$5,615

If you do not surrender your annuity:

	1 yr	3 yrs	5 yrs	10 yrs
Bb Series	$516	$1,577	$2,677	$5,615

1	You may not annuitize in the first Three (3) Annuity Years.

For information relating to accumulation unit values pertaining to the sub-accounts, please see Appendix A.

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SUMMARY

Prudential Premier Variable Annuity Bb Series

This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial professional can also help you if you have questions.

What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.

Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

What does it mean that my variable annuity is “tax deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59½, you also may be subject to a 10% federal tax penalty.

You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities’ other features such as guaranteed lifetime income payments or death benefits for use within these plans.

How do I purchase one of the variable annuities? This Annuity is no longer available for purchase. Our eligibility criteria for purchasing the Annuity are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
Bb Series	85	$1,000

The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the section entitled “Living Benefits” and “Death Benefit” for additional information on these benefits.

You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

See “What Are the Requirements for Purchasing One of the Annuities” for more detail.

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Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.

You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

See “Investment Options,” and “Managing Your Account Value.”

How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

See “Access to Account Value.”

Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.

These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪	Highest Daily Lifetime 6 Plus
▪	Spousal Highest Daily Lifetime 6 Plus
▪	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
▪	Highest Daily Lifetime 7 Plus
▪	Spousal Highest Daily Lifetime 7 Plus
▪	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
▪	Highest Daily Lifetime 7 Plus with Beneficiary Income Option
▪	Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
▪	Highest Daily Lifetime Seven
▪	Spousal Highest Daily Lifetime Seven
▪	Highest Daily Lifetime Seven with Lifetime Income Accelerator
▪	Highest Daily Lifetime Seven with Beneficiary Income Option
▪	Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

The guaranteed minimum withdrawal benefits are no longer offered for new elections.

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Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formulas.

These benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:

▪	Highest Daily Guaranteed Return Option II
▪	Highest Daily Guaranteed Return Option*

*	No longer available for new elections.

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

We also have an optional death benefit for an additional charge:

▪	Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. Please see the “Death Benefit” section of the Prospectus for more information.

There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

What are the Annuity’s Fees and Charges?

Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
Bb Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3½% of your purchase payments and is designed to approximate the taxes that we are required to pay.

Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

FEE/CHARGE	Bb Series
Mortality & Expense Risk Charge	0.80%
Administration Charge	0.15%
Total Insurance Charge	0.95%
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Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.

Costs to Sell and Administer Our Variable Annuity: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may also pay fees to your financial advisor’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial advisor or us. See “General Information”.

Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

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INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?

Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “What is the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart provides a description of each Portfolio’s investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading “Fees and Payments Received by Pruco Life” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios.

In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or Prudential Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity.  Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially.  Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. See “Other Information” under the heading concerning “Fees and Payments Received by Pruco Life” for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.

In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.

Stipulated Investment Options if you Elect Certain Optional Benefits

As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to

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continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:

Lifetime Five Income Benefit

Spousal Lifetime Five Income Benefit

Highest Daily Lifetime Five Income Benefit

Highest Daily Lifetime Seven Income Benefit

Spousal Highest Daily Lifetime Seven Income Benefit
Highest Daily Value Death Benefit

Highest Daily Lifetime Seven with Beneficiary Income Option

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

Highest Daily Lifetime Seven with Lifetime Income Accelerator

Highest Daily Lifetime 7 Plus Income Benefit

Highest Daily Lifetime 7 Plus with Beneficiary

Income Option

Highest Daily Lifetime 7 Plus with Lifetime

Income Accelerator

Spousal Highest Daily Lifetime 7 Plus

Income Benefit

Spousal Highest Daily Lifetime 7 Plus with

Beneficiary Income Option

Highest Daily Lifetime 6 Plus

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Spousal Highest Daily Lifetime 6 Plus

Highest Daily GRO II

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock iShares ETF Portfolio

AST Capital Growth Asset Allocation Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST New Discovery Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST Wellington Management Hedged Equity Portfolio

Optional Benefit Name*	All Investment Options Permitted Except the Following:
Combo 5% Rollup & HAV Death Benefit Guaranteed Minimum Income Benefit Highest Daily GRO	AST AQR Emerging Markets Equity Portfolio AST QMA Emerging Markets Equity Portfolio AST Western Asset Emerging Markets Debt Portfolio AST Quantitative Modeling Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

The following set of tables describes the second category (i.e., Group II below), under which:

(a)	you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, and/or the AST Prudential Core Bond Portfolio).

(b)	you may allocate up to 80% in equity and other portfolios listed in the table below.
(c)	on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
(d)	between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
(e)	if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.
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Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios

Highest Daily Lifetime Seven

Spousal Highest Daily Lifetime Seven

Highest Daily Lifetime Seven with Beneficiary Income Option

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

Highest Daily Lifetime Seven with Lifetime Income Accelerator

Highest Daily Lifetime 7 Plus

Spousal Highest Daily Lifetime 7 Plus

Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

Highest Daily Lifetime 6 Plus

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Spousal Highest Daily Lifetime 6 Plus

Highest Daily GRO II

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock iShares ETF Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Defensive Asset Allocation Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Herndon Large-Cap Value Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Money Market Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA US Equity Alpha Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

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Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a)	a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;
(b)	the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)	a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable portfolio for additional information about these effects.

The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.

AlphaSimplex Group, LLC

AQR Capital Management, LLC
CNH Partners, LLC

CoreCommodity Management, LLC

First Quadrant, L.P.

Jennison Associates LLC

J.P. Morgan Investment Management, Inc.

Pacific Investment Management Company, LLC
Quantitative Management Associates LLC

Western Asset Management Company/Western Asset Management Company Limited

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Advanced Strategies Portfolio	Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC

Loomis, Sayles & Company, L.P.

LSV Asset Management

Pacific Investment Management Company, LLC
PGIM, Inc.
Quantitative Management Associates LLC

T. Rowe Price Associates, Inc.

William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock iShares ETF Portfolio	Seeks to maximize total return with a moderate level of risk.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2016	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Robeco Investment Management, Inc. d/b/a Boston Partners
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Defensive Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	Prudential Real Estate Investors
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM, Inc.
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM, Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.

Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP

EARNEST Partners, LLC

Epoch Investment Partners, Inc.

Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC

Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM, Inc.
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM, Inc. Quantitative Management Associates LLC
AST QMA Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	Prudential Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Schroders Global Tactical Portfolio	Seeks to outperform its blended performance benchmark.	Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.

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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio	Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio	Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio	Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited

FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).

Pyramis is a registered service mark of FMR LLC. Used under license.

Prudential Real Estate Investors is a business unit of PGIM, Inc.

AST Schroders Global Tactical Portfolio Blended Index. The Blended Index consists of the Russell 3000 Index (45%), the MSCI EAFE Index ND (USD Hedged) (12.5%), the MSCI EAFE Index ND (Local Hedged) (12.5%), and the Barclays US Aggregate bond Index (30%)

Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.

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WHAT ARE THE FIXED RATE OPTIONS?

The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

ONE-YEAR FIXED INTEREST RATE OPTION

We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

Amounts allocated to the Fixed Rate Option become part of Pruco Life’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME

In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)-We no longer offer our 6 or 12 Month DCA Program. The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

The key features of this Program are as follows:

▪	You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
▪	As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
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▪	Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
▪	6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
▪	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
▪	If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefits, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus benefits or Highest Daily Lifetime 6 Plus benefits) (see below).
▪	If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
▪	If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.
▪	You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
▪	You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
▪	We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
▪	The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
▪	The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
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NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

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FEES AND CHARGES

The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

WHAT ARE THE CONTRACT FEES AND CHARGES?

Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.

With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value.”

Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account

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Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3½%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.

Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

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WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see “Tax Charge” above).

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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PURCHASING YOUR ANNUITY

Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.

Initial Purchase Payment: We no longer allow new purchases of this Annuity. Previously, you must have made a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.

Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant (s) turns 85 years old. No additional Purchase Payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59½, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The

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availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.

“Beneficiary” Annuity

If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70½, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.

For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Consideration section of your prospectus.

You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

Please note the following additional limitations for a Beneficiary Annuity:

▪	No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s into a single contract as part of this “Beneficiary” Annuity.
▪	You may not elect any optional living or death benefits.
▪	You may not annuitize the Annuity; no annuity options are available.
▪	You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals.
▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.
▪	If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

▪	The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30 th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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▪	If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
▪	If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

▪	Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”
▪	Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required minimum distributions.
▪	Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

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MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
▪	a new Annuitant subsequent to the Annuity Date;
▪	for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
▪	a change in Beneficiary if the Owner had previously made the designation irrevocable;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.

If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow change of ownership and/or assignments only if the Annuity is held for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.

We reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity. We accept assignment of nonqualified Annuities only.

We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;
▪	an institutional investment company;
▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and are not obligated to process any such request within any particular timeframe. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.

Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

Spousal Designations

If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (“Code”) (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax

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deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please see “Tax Considerations” later in this prospectus for more information.

Contingent Annuitant

Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.

MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal or state income tax withholding.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life’s Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) and prior to the Owner’s 86th birthday. However, purchase payments are not permitted if the Account Value drops to zero. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless the Annuity is held as a Beneficiary Annuity). We call our electronic funds transfer program “Pruco Life’s Systematic Investment Plan.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.

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MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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Managing Your Account Value

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?

During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

▪	With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
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▪	We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?

Yes. We offer Dollar Cost Averaging programs during the accumulation period. In general Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.

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Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?

Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

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Access to Account Value

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. “pro-rata” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation period.

▪	To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
▪	You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

To determine if a CDSC applies to partial withdrawals, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
2.	Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
3.	Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

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HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?

The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
▪	If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪	If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made

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prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For contracts issued as nonqualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% penalty.

WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?

(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)

Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.

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WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The requirements of such a surrender and waiver may vary by state. If you request a full surrender, the amount payable will be your Account Value.

This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪	If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
▪	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
▪	If the Owner is one or more natural persons, all such Owners must also be alive at such time;
▪	we must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
▪	no additional Purchase Payments can be made to the Annuity.

A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned):

▪	first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or
▪	first diagnosed as having a “Fatal Illness” while your Annuity is in force.

The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.

If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

Please note, you may not annuitize within the first three Annuity Years.

For Beneficiary Annuities, no payments are available and all references to an Annuity Date are not applicable.

Option 1

Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.

Option 2

Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The

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present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

Other Annuity Options

We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?

Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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Living Benefits

DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value as of specified future dates due to investment performance;
▪	taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;
▪	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
▪	providing spousal continuation of certain benefits.

The “living benefits” are as follows:

Highest Daily Guaranteed Return Option II (HD GRO II)

Highest Daily Guaranteed Return Option (Highest Daily GRO)1

Guaranteed Minimum Income Benefit (GMIB)1

Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit1

Highest Daily Lifetime Five Income Benefit1

Highest Daily Lifetime Seven Income Benefit1

Spousal Highest Daily Lifetime Seven Income Benefit1

Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1

Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit1

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1

Highest Daily Lifetime 7 Plus Income Benefit1

Spousal Highest Daily Lifetime 7 Plus Income Benefit1

Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit1

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1

Highest Daily Lifetime 6 Plus Income Benefit1

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator1

Spousal Highest Daily Lifetime 6 Plus Income Benefit1

1	No longer available for new elections.

Here is a general description of each kind of living benefit that exists under this Annuity:

▪	Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
▪	Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You would select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.
▪	Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts.
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Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.

Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

Termination of Existing Benefits and Election of New Benefits

If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

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HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

EXAMPLE

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

Assume the following:

▪	The Issue Date is December 1, 2010
▪	The benefit is elected on December 1, 2010
▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
▪	An additional guarantee amount of $300,000 is locked in on December 1, 2011
▪	The Account Value immediately prior to the withdrawal is equal to $300,000
▪	For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

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Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000

Key Feature – Allocation of Account Value

We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.

HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the AST formula and bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is

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discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

For example,

▪	March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪	March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
▪	On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
▪	Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);
▪	The amount of time until the maturity of your guarantee(s);
▪	The amount invested in, and the performance of, the Permitted Sub-accounts;
▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
▪	The discount rate used to determine the present value of your guarantee(s);
▪	Additional Purchase Payments, if any, that you make to the Annuity; and
▪	Withdrawals, if any, taken from the Annuity.
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Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

Election/Cancellation of the Benefit

HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

Special Considerations under HD GRO II

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪	Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
▪	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
▪	We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
▪	If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
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Charges under the Benefit

We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY GUARANTEED RETURN OPTIONSM (HD GRO)SM

We no longer permit new elections of Highest Daily GRO.

Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the “dollar-for-dollar corridor.”

We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

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Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

EXAMPLES

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	the initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);
▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).

The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.

Key Feature – Allocation of Account Value

HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day,

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including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, and additional Purchase Payments as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);
▪	The amount of time until the maturity of your guarantee(s);
▪	The amount invested in, and the performance of, the Permitted Sub-accounts;
▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
▪	The discount rate used to determine the present value of your guarantee(s);
▪	Additional Purchase Payments, if any, that you make to the Annuity; and
▪	Withdrawals, if any, taken from the Annuity.

Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

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Election/Cancellation of the Benefit

We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

If you wish, you may cancel the Highest Daily GRO benefit. You may then elect Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the Money-Market Portfolio. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

Special Considerations under Highest Daily GRO

This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪	Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
▪	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.
▪	Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.
▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
▪	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

Charges under the Benefit

We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST

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bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

For example,

▪	March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪	March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
▪	As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
▪	Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

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It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Important Considerations When Electing this Feature:

▪	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
▪	Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
▪	If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The Guaranteed Minimum Income Benefit is no longer available for new elections.

The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-Account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

Key Feature – Protected Income Value

The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.

The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

▪	Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
▪	Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
▪	Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
▪	As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum
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Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

▪	A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.
▪	The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
▪	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
▪	If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
▪	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

Example 1. Dollar-for-dollar reduction

A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
▪	The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).
▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

Example 2. Dollar-for-dollar and proportional reductions

A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).
—	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).

The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

▪	The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).
▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
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Example 3. Reset of the dollar-for-dollar limit

A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
▪	The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).
▪	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

Key Feature – GMIB Annuity Payments

You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.

Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period

Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period

Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

▪	If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
▪	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

Other Important Considerations

You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

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▪	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
▪	Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
▪	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
▪	If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
▪	Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
▪	At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit

The GMIB benefit is no longer available for new elections. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

Termination of the Benefit

The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

Charges under the Benefit

Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).

No charge applies after the Annuity Date.

LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to

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begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

▪	If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.
▪	If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

Step-Up of the Protected Withdrawal Value

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

▪	you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit
▪	the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Auto Step-Up feature:

▪	the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
▪	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
▪	if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
▪	once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature – Annual Income Amount under the Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative

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withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit

The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

▪	If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
▪	If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals

The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33
(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
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Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550.
Annual Withdrawal Amount for future Annuity Years remains at $18,550.
▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
Annual Income Amount for future Annuity Years remains at $13,250.
▪	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
▪	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93

Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

▪	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
▪	Remaining Annual Withdrawal Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

▪	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489

Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

▪	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623.

Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

▪	Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450
▪	Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

▪	If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount
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as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

▪	If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)	apply your Account Value to any annuity option available; or
(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or
(3)	request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

▪	If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
▪	Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
▪	You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
▪	The basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
▪	If you are taking your entire Annual Withdrawal Amount through the Systematic Withdrawal Program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
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Election of the Benefit

We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.

Termination of the Benefit

The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant, as of the Latest Annuity Date or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

Key Feature – Initial Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

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Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

Step-Up of Annual Income Amount

You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current Annuity Year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

Examples of withdrawals and step-up

The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33
(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

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Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
▪	Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions

If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $0
▪	Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 $1,750) reduces Annual Income Amount for future Annuity Years.
▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

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BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT

To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

▪	If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or
(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.

We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

▪	If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
▪	Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
▪	In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
▪	There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
▪	In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.
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▪	You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
▪	The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪	One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
▪	Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
▪	One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)	if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit

The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

Additional Tax Considerations

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

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As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-Account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-Account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

Key Feature – Total Protected Withdrawal Value

The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

▪	the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
▪	the Account Value.

If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value.

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If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)	200% of the Account Value on the date you elected Highest Daily Lifetime Five;
(b)	200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and
(c)	100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.

Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.

If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

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If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2006.
▪	The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions

On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**	In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
▪	This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
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The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Five Benefit

▪	To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
▪	If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)	the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
▪	Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
▪	Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
▪	You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
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▪	Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
▪	In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
▪	The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
▪	The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel this benefit, you lose all guarantees under the benefit, your guarantee under any new benefit you elect will be based on your Account Value at that time, and any such new benefit may be more expensive.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Five; and
(b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
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If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Mathematical Formula Component of Highest Daily Lifetime Five

As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the formula calculation we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or
▪	If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
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▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Total Protected Withdrawal Value;
▪	The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;
▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.

If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C (page C-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

▪	March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
▪	March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
▪	As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
▪	Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.

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Important Considerations When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
▪	Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
▪	Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
▪	If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.
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HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
(2)	the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)	the Account Value; or
(b)	the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or
(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;
(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
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On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

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Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007
▪	The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**	In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
▪	This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
▪	The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000),
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we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Highest Daily Lifetime Seven Benefit

▪	To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
▪	If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)	the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
▪	Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
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▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
▪	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
▪	Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
▪	You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
▪	The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
▪	You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
▪	The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime Seven; and
b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your

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death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

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Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
▪	If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;
▪	The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount

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required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Highest Daily Lifetime Seven with Beneficiary Income Option

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.

There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

▪	Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
▪	Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

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If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election and Designations under the Benefit” section, above.

Highest Daily Lifetime Seven with Lifetime Income Accelerator

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.

There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven with LIA benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with LIA benefit and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:

(1)	The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.	Transferring: Moving into or out of a bed, chair or wheelchair.
vi.	Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine

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eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the first Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.

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Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪	March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪	March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
▪	As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
▪	Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

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In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
▪	Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
▪	If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.

Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59½ years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.

The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

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The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
(2)	the Account Value.

If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)	the Account Value; or
(2)	the Periodic Value on the date of the withdrawal.

If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or
(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
(3)	the sum of:
(a)	200% of the Account Value on the effective date of the benefit;
(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.

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An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007
▪	The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.
▪	The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

Dollar-for-dollar reductions

On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
**	In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
▪	This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

▪	To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
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▪	If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)	the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.
▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
▪	Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
▪	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
▪	Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
▪	You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
▪	The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal
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Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
▪	You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
▪	The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.

We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪	One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59½ years old at the time of election; or
▪	Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59½ years old at the time of election; or
▪	One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59½ years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or
(b)	if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.

Return of Principal Guarantee

If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any

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such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Mathematical Formula Component of Spousal Highest Daily Lifetime Seven

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

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Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
▪	If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;
▪	The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that

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any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.

There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven with BIO benefit, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

▪	Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
▪	Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).

The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

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If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.

Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven

If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (page E-4). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪	March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪	March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
▪	As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
▪	Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

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It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Important Consideration When Electing The New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
▪	Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
▪	If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section of this prospectus.

Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for
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successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)	the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,
(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit.

If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
b)	the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½ – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

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Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½ – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59½, 5% for ages 59½-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008
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▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59½ and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59½ and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**	In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
▪	This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
▪	The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of
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$113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪	The Issue Date is December 1, 2008
▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
▪	The Account Value at benefit election was $105,000
▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
▪	No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the

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benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – required minimum distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Benefits Under Highest Daily Lifetime 7 Plus

▪	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero will be more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
▪	If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)	the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.
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▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
▪	Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
▪	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
▪	Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
▪	You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
▪	The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
▪	You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
▪	The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

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Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

Termination of the Benefit

You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond

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Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪	March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪	March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
▪	On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
▪	Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

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The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
b)	An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
▪	If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
▪	Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;
▪	The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;
▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in

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any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.

We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

If you elected this death benefit, you may not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

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Here is an example to illustrate how the death benefit may be paid:

▪	Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
▪	Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.

In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA is based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

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(1)	The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.	Transferring: Moving into or out of a bed, chair or wheelchair.
vi.	Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

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Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.

Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus is no longer available for election. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.

Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this Prospectus.

We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in

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Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)	the Account Value.

If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,
(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;
(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
(c)	All adjusted Purchase Payments made after one year following the effective date of the benefit.

If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.

On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

Return of Principal Guarantee

If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
b)	the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with

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this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59½, 5% for ages 59½ – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the

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time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008
▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59½ and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
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Example of highest daily auto step-up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59½ and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$ 119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$ 113,986.95	$5,699.35
November 30, 2009	$113,000.00	$ 113,986.95	$5,699.35
December 01, 2009	$119,000.00	$ 119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**	In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
▪	This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
▪	The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

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Assume the following:

▪	The Issue Date is December 1, 2008
▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
▪	The Account Value at benefit election was $105,000
▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

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Benefits Under Spousal Highest Daily Lifetime 7 Plus

▪	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.
▪	If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or
(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)	the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

▪	Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
▪	Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
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▪	Upon inception of the benefit, and to maintain the benefit 100% of your Account Value must have been allocated to the Permitted Sub-accounts.
▪	You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
▪	Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
▪	You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
▪	The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
▪	You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
▪	The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit

We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪	One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
▪	Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
▪	One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

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Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.

We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We

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deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

Here is an example to illustrate how the death benefit may be paid:

▪	Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
▪	Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.

HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)

Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being

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reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.

Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)	the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,
(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
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(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and
(c)	all purchase payments made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59½; 5% for ages 59½-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At

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the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008
▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59½ and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

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Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59½ and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**	In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
▪	This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
▪	The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit.

You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪	The Issue Date is December 1, 2008
▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
▪	The Account Value at benefit election was $105,000
▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
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On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus

If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and
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▪	the amount of any optional death benefit you may have elected and remains in effect; and
▪	(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.

Benefits Under Highest Daily Lifetime 6 Plus

▪	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.
▪	Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
▪	If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or
(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
▪	Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
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▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
▪	You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
▪	Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
▪	Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
▪	If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
▪	The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
▪	The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value.

We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

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Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.

Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers

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to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪	September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
▪	September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
▪	On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
▪	Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio

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will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or
b)	An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
▪	Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;
▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;
▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a)

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plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.

We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 × .30%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be

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deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)	The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
v.	Transferring: Moving into or out of a bed, chair or wheelchair.
vi.	Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

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LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

Withdrawals In Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59½; 5% for ages 59½-79; and 6% for ages 80 and older) to the purchase payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment.

If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are permitted. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent’s death.

Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent’s death.

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If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

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SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)

Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.

We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.

You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or
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holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
(2)	the Account Value on the current Valuation Day.

If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,
(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and
(c)	all purchase payments made after one year following the effective date of the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit

The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up

An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after

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your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008
▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

Example of dollar-for-dollar reductions.

On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

Example of proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up

On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*	In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
**	In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
▪	The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
▪	This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
▪	The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

Non-Lifetime Withdrawal Feature

You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

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The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)

This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪	The Issue Date is December 1, 2008
▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
▪	The Account Value at benefit election was $105,000
▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500

Required Minimum Distributions

Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions

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The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000

Remaining Annual Income Amount = $3,000

Required Minimum Distribution = $6,000

The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).

If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.

If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and
▪	the amount of any optional death benefit you may have elected and remains in effect; and
▪	a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.

Benefits Under Spousal Highest Daily Lifetime 6 Plus

▪	To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
▪	Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
▪	If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or
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(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

▪	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)	the Account Value.

If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.

Other Important Considerations

▪	Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
▪	Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
▪	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
▪	You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
▪	You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
▪	You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
▪	Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
▪	Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
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▪	If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
▪	The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)
▪	The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit

Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪	One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
▪	Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
▪	One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity, or
(b)	if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can

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re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

Termination of the Benefit

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.

Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.

Additional Tax Considerations

If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70½. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

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DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant’s death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

BASIC DEATH BENEFIT

The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

The basic Death Benefit is equal to the greater of:

▪	The sum of all Purchase Payments less the sum of all proportional withdrawals.
▪	The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFITS

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. You may elect one optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime

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7 Plus, or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit.

Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit.

Combination 5% Roll-up and Highest Anniversary Value (“HAV”) Death Benefit

If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit

The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.	the basic Death Benefit described above; and
2.	the Highest Anniversary Value Death Benefit described below, and
3.	5% Roll-up described below.

The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

▪	all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;

MINUS

▪	the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

▪	the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

MINUS

▪	the sum of all withdrawals which reduce the 5% Roll-up proportionally.

Calculation of Highest Anniversary Value Death Benefit

The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner’s date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, or Spousal Highest Daily Lifetime Seven or the BIO feature of Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits.

See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value Death Benefit” is calculated.

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Key Terms Used with the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

▪	The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
▪	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
▪	The Anniversary Value is the Account Value in the Sub-accounts as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
▪	Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Highest Daily Value Death Benefit (“HDV”)

The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

If you elected this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.	the HDV as of the Owner’s date of death.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and
2.	the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.

The Highest Daily Value Death Benefit was not available if you elected Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus (including BIO or LIA), Spousal Highest Daily Lifetime 7 Plus (including BIO), or the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit.

Key Terms Used with the Highest Daily Value Death Benefit:

▪	The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
▪	The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any Purchase Payments since such date.
▪	The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.
▪	Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.
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Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

Annuities with Joint Owners

For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

Annuities Owned by Entities

For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?

The Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit, and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity” below). Where a Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.

What are the charges for the Optional Death Benefits?

For elections of the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.80% per year of the daily net assets of the Sub-accounts. For elections of the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.50% per year of the daily net assets of the Sub-accounts. We deduct a charge equal to 0.50% per year of the daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.

PAYMENT OF DEATH BENEFITS

Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)

Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

In the event of your death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪	as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or
▪	Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans

The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the

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designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪	If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner.
▪	If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪	If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.

Under the Beneficiary Continuation Option:

▪	The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
▪	The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.
▪	Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
▪	Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
▪	The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
▪	The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
▪	No Fixed Rate Options will be offered.
▪	No additional Purchase Payments can be applied to the Annuity.
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▪	The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
▪	The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.
▪	Withdrawals are not subject to CDSC.
▪	Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.
▪	If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

Spousal Assumption of Annuity

You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial purchase payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

A surviving spouse’s ability to continue ownership of the Annuity may be impacted (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.

See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive “due proof of death” (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to market fluctuations.

EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

There are certain exceptions to the amount of the Death Benefit.

Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

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Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

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VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?

When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled “Termination of Optional Benefits” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.

Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;
▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase

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Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with any interest during that period.

As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” earlier in this prospectus for further information on additional purchase payments.

Scheduled Transactions: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.

Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”.

Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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TAX CONSIDERATIONS

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

Same Sex Marriages, Civil Unions and Domestic Partnerships

The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting. Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

NONQUALIFIED ANNUITIES

In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.

It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

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If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.

If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under section 72 of the Code. We do not currently permit partial annuitization.

Medicare Tax on Net Investment Income

The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,400 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

Tax Penalty for Early Withdrawal from a Nonqualified Annuity

You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after you reach age 59½ or die;
•	the amount received is attributable to your becoming disabled;
•	generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

•	the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the

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original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.

Taxes Payable by Beneficiaries for a Nonqualified Annuity

The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity, and increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity, and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

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Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this

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Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may typically be purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•	Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.

Types of Tax-favored Plans

IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract which summarize the material terms. The IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2016 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•	Your rights as Owner are non-forfeitable;
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•	You cannot sell, assign or pledge the Annuity;
•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
•	The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½; and
•	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal penalty described below;
•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•	Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $53,000 in 2016, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2016, this limit is $265,000;

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2016 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;
•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational

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organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2016. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2016. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;
•	Your severance of employment;
•	Your death;
•	Your total and permanent disability; or
•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions.

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as

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normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

•	If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.
•	If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

•	If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after you reach age 59½ or die;
•	the amount received is attributable to your becoming disabled; or
•	generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.

Withholding

We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at

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least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
•	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
•	For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

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IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

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GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHAT IS PRUCO LIFE?

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States.

Service Providers

Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2015, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

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Name of Service Provider	Services Provided	Address

BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
CT Corporation	UCC filings, corporate filings and annual report filings	111 Eighth Avenue, New York, NY 10011
D.F. King	Proxy services	77 Water Street New York, NY 10005
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

WHAT IS THE SEPARATE ACCOUNT?

The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life Insurance Company segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
▪	combine the Separate Account with other “unitized” separate accounts;
▪	deregister the Separate Account under the Investment Company Act of 1940;
▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
▪	make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
▪	make any changes required by federal or state laws with respect to annuity contracts; and
▪	to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

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If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?

Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.

We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Material Conflicts

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

Fees and Payments Received by Pruco Life

As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.

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We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners. We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.50% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.

In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2015, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $20.00 to approximately $25,000.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?

Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.

In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.

In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of

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such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.

Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2015) received compensation with respect to our annuity business generally during 2015 (or as to which a payment amount was accrued during 2015). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2015 retrospective depiction. During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

All of the Firms and Entities listed below received non-cash compensation during 2015. In addition, Firms in bold also received cash compensation during 2015.

1st Global Capital Corp.

Advisor Group

Aegon Transamerica

AFS Brokerage, Inc.

AHIL-Prudential

AIG Advisor Group

ALHA

Alliance

Alliant/Benefit Partners

Allianz

Allstate Financial Srvcs, LLC

Alpha Simplex

American Financial Associates

AMERICAN PORTFOLIO FIN

SVCS INC

Ameritas Investment Corp.

Anchor Bay Securities, LLC

Annuity Partners

AONAQR Capital Management

Ausdal Financial Partners, Inc.

AXA Advisors, LLC

Ballew Investments

Bank of Oklahoma

Bank of the West

BB&T Investment Services, Inc.

BBVA Compass Investment Solutions, Inc.

Berthel Fisher & Company

BlackRock Financial Management Inc.

Broker Dealer Financial Services

Brokers International

Cadaret, Grant & Co., Inc.

Calton & Associates, Inc

Cambridge Advisory Group

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CAPE SECURITIES, INC.

Capital Guardian

Cetera Investment Services

Capital Investment Group, Inc.

CCO Investment Services Corp

Centaurus Financial, Inc.

Centera Capital Securities

Cetera Advisor Network LLC

Cetera Financial Group LLC

CFD Investments, Inc.

CHAR

Citigroup Global Markets Inc.

COMERICA SECURITIES, INC.

Commerce Bank

Commonwealth Financial Network

Compass Bank Wealth Management Group

Comprehensive Asset Management

Country Financial

CPS (Custom Benefit Plans)

Craig Schubert

Crown Capital Securities, L.P.

CUNA Brokerage Svcs, Inc.

CUSO Financial Services, L.P.

David Lerner and Associates

Delaware Investments

Dempsey Lord Smith, LLC

Edward Jones & Co.

Envestnet

Epoch Investment Management

Equity Services, Inc.

Essex Financial Services, Inc.

Farm Bureau Financial Services

Fidelity Institutional Wealth Services (FIWS)

Fidelity Investments

Fifth Third Securities, Inc.

Financial Architects, Inc.

Financial Planning Consultants

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Financial Services Int’l Corp. (FSIC)

Financial West Group

First Allied Securities Inc

First Citizens Bank

First Commonwealth

First Heartland Capital, Inc.

Institutional Securities Corp.

INTERCAROLINA FINANCIAL

SERVICES, INC.

Intervest International

Invest Financial Corporation

Investacorp

Investment Centers of America

Investment Professionals

First Protective Insurance Group

First Southeast Investor Services

First Tennessee Brokerage, Inc

First Trust Portfolios L.P.

Foothill Securities, Inc.

Foresters Equity Services Inc.

Fortune Financial Services, Inc.

Founders Financial Securities, LLC

Franklin Templeton

FSC Securities Corp.

GBS - Life Plans Unlimited

Geneos Wealth Management, Inc.

Gilman Ciocia, Inc.

Goldman Sachs & Co.

GWN Securities, Inc.

H. Beck, Inc.

H.D. Vest Investment

Hantz Financial Services,Inc.

Harvest Capital

HBW Securities, Inc.

Hornor, Townsend & Kent, Inc.

HSBC

Huntleigh Securities

Independent Consultant

Independent Financial Grp, LLC

Infinex Financial Group

Investors Capital Corporation

J.J.B. Hilliard Lyons, Inc.

J.P. Morgan

J.W. Cole Financial, Inc.

Jackson National Life

Janney Montgomery Scott, LLC.

Janus Capital

Jennison Associates, LLC

JHS Capital

Key Bank

KEY INVESTMENT SERVICES

LLC

KMS Financial Services, Inc.

Kovack Securities, Inc.

LaSalle St. Securities, LLC

Lazard

Leaders Group Inc.

Legg Mason

Lifemark Corporation

Lincoln Financial Advisors

Lincoln Financial Securities

Corporation

Lincoln Investment Planning

Lincoln Motor Company

LPL Financial Corporation

M and T Bank Corporation

M Holdings Securities, Inc

Mass Mutual Financial Group

Merrill Lynch, P,F,S

MetLife

MFS

MML Investors Services, Inc.

Money Concepts Capital Corp.

Morgan Stanley Smith Barney

MTL Equity Products, Inc.

Mutual of Omaha Bank

National Planning Corporation

National Securities Corp.

Natixis Funds

Neuberger Berman

New York Life

Next Financial Group, Inc.

NFP Securities, Inc.

North Ridge Securities Corp.

OneAmerica Securities, Inc.

OPPENHEIMER & CO, INC.

Park Avenue Securities, LLC

People’s Securities

Perryman Financial Advisory

PIMCO

Pinnacle Financial Group, Inc.

Pinnancle Investments, LLC

PlanMember Securities Corp.

PNC Bank

PNC Investments, LLC

Princor Financial Services Corp.

Private Client Services, LLC

ProEquities

Prospera Financial Services, Inc.

Prudential Annuities

Purshe Kaplan Sterling Investments

Questar Capital Corporation

R.D. Scinto, Inc.

Raymond James Financial Svcs

RBC CAPITAL MARKETS

CORPORATION

RCM&D Inc.

Sagemark Consulting

SAGEPOINT FINANCIAL, INC.

Sammons Securities Co., LLC

Santander

SCF Securities, Inc.

Schroders Investment Management

SEAF

Securian Financial Svcs, Inc.

Securities America, Inc.

Securities Service Network

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments, Inc.

Sorrento Pacific Financial LLC

Southeast Financial Group, Inc.

Southern Bank

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Co.

STRATEGIC FIN ALLIANCE INC

SunTrust Investment Services, Inc.

Syndicated

T. Rowe Price Group, Inc.

TFS Securities, Inc.

The O.N. Equity Sales Co.

The PNC Financial Services Group, Inc.

The Investment Center

Robert W. Baird & Co., Inc.

Royal Alliance Associates

Sage Rutty & Co., Inc.

The Prudential Insurance Company of

America

The Strategic Financial Alliance Inc.

TransAmerica Financial Advisors, Inc.

Triad Advisors, Inc.

UBS Financial Services, Inc.

Umpqua Investments

United Planners Fin. Serv.

US Bank

USI Securities Inc

VALIC Financial Advisors, Inc

Valley Forge Financial Group Inc

VOYA Financial Advisors

WADDELL & REED INC.

Wunderlich Securities

Wall Street Financial Group

WAYNE HUMMER INVESTMENTS LLC

WB2

Wealth Preservation Partners, LLC

Wedbush Morgan Securities

Wells Fargo Advisors LLC

WELLS FARGO ADVISORS LLC -

WEALTH

Western International Securities, Inc.

WFG Investments, Inc.

Wintrust Financial Corporation

Woodbury Financial Services

World Equity Group, Inc.

World Group Securities, Inc.

172

The Firms listed below received cash compensation during 2015 but did not receive any non-cash compensation.

Capital One Investment Services, LLC

Gary Goldberg & Co., Inc.

Raymond James & Associates

Wells Fargo Investments LLC

WRP Investments, Inc

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

173

FINANCIAL STATEMENTS

The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

HOW TO CONTACT US

Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

Internet

Access information about your Annuity through our website: www.prudentialannuities.com

Correspondence Sent by Regular Mail

Prudential Annuity Service Center

P.O. Box 7960

Philadelphia, PA 19176

Correspondence Sent by Overnight*, Certified or Registered Mail

Prudential Annuity Service Center

2101 Welsh Road

Dresher, PA 19025

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

174

Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

175

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

▪	Company
▪	Experts
▪	Principal Underwriter
▪	Payments Made to Promote Sale of Our Products
▪	Cyber Security Risks
▪	Determination of Accumulation Unit Values
▪	Separate Account Financial Information
▪	Financial Statements
▪	Company Financial Information
176

APPENDIX A – ACCUMULATION UNIT VALUES

As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Highest Daily Lifetime 7 Plus), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

PREMIER Bb SERIES

Pruco Life Insurance Company

Prospectus

ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.95%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06659	$10.31586	0
01/01/2008 to 12/31/2008	$10.31586	$6.96618	195,001
01/01/2009 to 12/31/2009	$6.96618	$8.58144	1,695,551
01/01/2010 to 12/31/2010	$8.58144	$9.51773	2,586,120
01/01/2011 to 12/31/2011	$9.51773	$9.17759	2,017,812
01/01/2012 to 12/31/2012	$9.17759	$10.23362	2,237,292
01/01/2013 to 12/31/2013	$10.23362	$11.14842	2,142,718
01/01/2014 to 12/31/2014	$11.14842	$11.46528	1,958,790
01/01/2015 to 12/31/2015	$11.46528	$10.99180	1,713,179
AST Advanced Strategies Portfolio
09/04/2007 to 12/31/2007	$10.05197	$10.41479	0
01/01/2008 to 12/31/2008	$10.41479	$7.24201	11,654
01/01/2009 to 12/31/2009	$7.24201	$9.05337	464,608
01/01/2010 to 12/31/2010	$9.05337	$10.19733	656,060
01/01/2011 to 12/31/2011	$10.19733	$10.11274	529,872
01/01/2012 to 12/31/2012	$10.11274	$11.38490	592,628
01/01/2013 to 12/31/2013	$11.38490	$13.14499	644,682
01/01/2014 to 12/31/2014	$13.14499	$13.81673	611,073
01/01/2015 to 12/31/2015	$13.81673	$13.79660	570,052
AST American Century Income & Growth Portfolio
09/04/2007 to 12/31/2007	$10.12234	$9.65067	0
01/01/2008 to 12/31/2008	$9.65067	$6.23830	0
01/01/2009 to 12/31/2009	$6.23830	$7.27792	12,322
01/01/2010 to 12/31/2010	$7.27792	$8.20758	16,382
01/01/2011 to 12/31/2011	$8.20758	$8.42084	15,287
01/01/2012 to 05/04/2012	$8.42084	$9.17234	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99922	$10.15756	0
01/01/2014 to 12/31/2014	$10.15756	$9.74744	0
01/01/2015 to 12/31/2015	$9.74744	$8.15655	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99922	$11.69434	0
01/01/2014 to 12/31/2014	$11.69434	$13.10992	0
01/01/2015 to 12/31/2015	$13.10992	$13.21089	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06752	$10.34212	0
01/01/2008 to 12/31/2008	$10.34212	$7.30442	198,000
01/01/2009 to 12/31/2009	$7.30442	$8.92139	1,822,226
01/01/2010 to 12/31/2010	$8.92139	$9.92564	2,439,458
01/01/2011 to 12/31/2011	$9.92564	$9.71275	2,004,258
01/01/2012 to 12/31/2012	$9.71275	$10.82162	2,060,982
01/01/2013 to 12/31/2013	$10.82162	$12.61158	1,928,099
01/01/2014 to 12/31/2014	$12.61158	$13.30772	1,843,143
01/01/2015 to 12/31/2015	$13.30772	$13.24525	1,745,980
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99922	$9.21130	21,551
01/01/2012 to 12/31/2012	$9.21130	$10.20995	35,124
01/01/2013 to 12/31/2013	$10.20995	$11.21152	43,221
01/01/2014 to 12/31/2014	$11.21152	$11.64967	48,696
01/01/2015 to 12/31/2015	$11.64967	$11.19383	45,744
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99922	$10.55172	1,063
01/01/2014 to 12/31/2014	$10.55172	$10.82653	1,073
01/01/2015 to 12/31/2015	$10.82653	$10.75383	1,054
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
09/04/2007 to 12/31/2007	$9.99896	$10.32312	0
01/01/2008 to 12/31/2008	$10.32312	$10.34015	0
01/01/2009 to 12/31/2009	$10.34015	$11.29070	32,086
01/01/2010 to 12/31/2010	$11.29070	$11.62048	59,784
01/01/2011 to 12/31/2011	$11.62048	$11.76998	65,001
01/01/2012 to 12/31/2012	$11.76998	$12.20662	71,399
01/01/2013 to 12/31/2013	$12.20662	$11.82875	66,816
01/01/2014 to 12/31/2014	$11.82875	$11.70591	69,190
01/01/2015 to 12/31/2015	$11.70591	$11.65195	59,904
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
09/04/2007 to 12/31/2007	$9.99896	$10.51157	0
01/01/2008 to 12/31/2008	$10.51157	$10.17735	14,478
01/01/2009 to 12/31/2009	$10.17735	$11.74768	485,152
01/01/2010 to 12/31/2010	$11.74768	$12.53525	1,460,145
01/01/2011 to 12/31/2011	$12.53525	$12.81194	649,826
01/01/2012 to 12/31/2012	$12.81194	$13.87438	748,086
01/01/2013 to 12/31/2013	$13.87438	$13.49132	833,649
01/01/2014 to 12/31/2014	$13.49132	$13.92983	777,018
01/01/2015 to 12/31/2015	$13.92983	$13.50793	632,344
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14599	$10.31013	0
01/01/2010 to 12/31/2010	$10.31013	$11.61473	9,931
01/01/2011 to 12/31/2011	$11.61473	$10.83000	6,162
01/01/2012 to 12/31/2012	$10.83000	$12.14782	9,265
01/01/2013 to 12/31/2013	$12.14782	$15.81555	8,843
01/01/2014 to 12/31/2014	$15.81555	$17.27505	9,859
01/01/2015 to 12/31/2015	$17.27505	$16.29712	9,036

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.08995	$10.30505	0
01/01/2008 to 12/31/2008	$10.30505	$6.64146	45,673
01/01/2009 to 12/31/2009	$6.64146	$8.24537	1,079,337
01/01/2010 to 12/31/2010	$8.24537	$9.26015	1,656,686
01/01/2011 to 12/31/2011	$9.26015	$8.95045	1,199,519
01/01/2012 to 12/31/2012	$8.95045	$10.08281	1,473,372
01/01/2013 to 12/31/2013	$10.08281	$12.25326	1,550,697
01/01/2014 to 12/31/2014	$12.25326	$12.98705	1,522,669
01/01/2015 to 12/31/2015	$12.98705	$12.93344	1,539,986
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99922	$11.73474	0
01/01/2014 to 12/31/2014	$11.73474	$13.20633	2,552
01/01/2015 to 12/31/2015	$13.20633	$12.61475	2,604
AST Cohen & Steers Realty Portfolio
09/04/2007 to 12/31/2007	$10.13689	$8.83630	0
01/01/2008 to 12/31/2008	$8.83630	$5.68513	0
01/01/2009 to 12/31/2009	$5.68513	$7.42970	34,102
01/01/2010 to 12/31/2010	$7.42970	$9.47132	67,888
01/01/2011 to 12/31/2011	$9.47132	$10.00060	36,250
01/01/2012 to 12/31/2012	$10.00060	$11.42697	55,125
01/01/2013 to 12/31/2013	$11.42697	$11.67412	65,100
01/01/2014 to 12/31/2014	$11.67412	$15.13919	60,935
01/01/2015 to 12/31/2015	$15.13919	$15.72319	48,479
AST DeAm Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.07184	$8.92754	0
01/01/2008 to 07/18/2008	$8.92754	$8.21190	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99922	$9.73698	0
01/01/2014 to 12/31/2014	$9.73698	$10.13751	0
01/01/2015 to 12/31/2015	$10.13751	$10.03240	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10380	$7.54313	4,982
01/01/2009 to 12/31/2009	$7.54313	$9.05850	293,684
01/01/2010 to 12/31/2010	$9.05850	$10.16876	416,915
01/01/2011 to 12/31/2011	$10.16876	$9.82411	304,355
01/01/2012 to 12/31/2012	$9.82411	$11.05854	401,414
01/01/2013 to 12/31/2013	$11.05854	$13.06038	419,873
01/01/2014 to 12/31/2014	$13.06038	$13.67741	421,783
01/01/2015 to 10/16/2015	$13.67741	$13.72143	0
AST FI Pyramis® Quantitative Portfolio
09/04/2007 to 12/31/2007	$10.05173	$10.20285	0
01/01/2008 to 12/31/2008	$10.20285	$6.62128	64,733
01/01/2009 to 12/31/2009	$6.62128	$8.12332	1,102,546
01/01/2010 to 12/31/2010	$8.12332	$9.20264	1,708,273
01/01/2011 to 12/31/2011	$9.20264	$8.97898	1,418,491
01/01/2012 to 12/31/2012	$8.97898	$9.84038	1,585,864
01/01/2013 to 12/31/2013	$9.84038	$11.18666	1,605,937
01/01/2014 to 12/31/2014	$11.18666	$11.43069	1,513,639
01/01/2015 to 12/31/2015	$11.43069	$11.43529	1,366,247
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99923	$7.49765	0
01/01/2009 to 11/13/2009	$7.49765	$8.43826	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99923	$10.80055	1,231,668
01/01/2013 to 12/31/2013	$10.80055	$13.31717	1,180,146
01/01/2014 to 12/31/2014	$13.31717	$13.61113	1,073,189
01/01/2015 to 10/16/2015	$13.61113	$13.11637	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99922	$10.86973	26,477
01/01/2014 to 12/31/2014	$10.86973	$11.04299	30,375
01/01/2015 to 10/16/2015	$11.04299	$10.60091	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17590	$6.13365	0
01/01/2009 to 12/31/2009	$6.13365	$8.20856	28,458
01/01/2010 to 12/31/2010	$8.20856	$9.77374	76,228
01/01/2011 to 12/31/2011	$9.77374	$9.19397	51,545
01/01/2012 to 12/31/2012	$9.19397	$11.54857	69,298
01/01/2013 to 12/31/2013	$11.54857	$11.93726	80,571
01/01/2014 to 12/31/2014	$11.93726	$13.47144	71,276
01/01/2015 to 12/31/2015	$13.47144	$13.33276	47,726
AST Goldman Sachs Concentrated Growth Portfolio
09/04/2007 to 12/31/2007	$10.14256	$10.22534	0
01/01/2008 to 12/31/2008	$10.22534	$6.05017	686
01/01/2009 to 12/31/2009	$6.05017	$8.95378	47,491
01/01/2010 to 12/31/2010	$8.95378	$9.78196	61,405
01/01/2011 to 12/31/2011	$9.78196	$9.30653	37,335
01/01/2012 to 12/31/2012	$9.30653	$11.04095	50,036
01/01/2013 to 12/31/2013	$11.04095	$14.18965	56,031
01/01/2014 to 02/07/2014	$14.18965	$13.96984	0
AST Goldman Sachs Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.09280	$10.03493	0
01/01/2008 to 12/31/2008	$10.03493	$5.89577	0
01/01/2009 to 12/31/2009	$5.89577	$6.96102	27,761
01/01/2010 to 12/31/2010	$6.96102	$7.78412	64,426
01/01/2011 to 12/31/2011	$7.78412	$7.28539	41,449
01/01/2012 to 12/31/2012	$7.28539	$8.63614	56,106
01/01/2013 to 12/31/2013	$8.63614	$11.42443	67,075
01/01/2014 to 12/31/2014	$11.42443	$12.80310	61,291
01/01/2015 to 12/31/2015	$12.80310	$12.09652	110,237
AST Goldman Sachs Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15658	$10.23027	0
01/01/2008 to 12/31/2008	$10.23027	$6.00005	0
01/01/2009 to 12/31/2009	$6.00005	$9.33692	70,456
01/01/2010 to 12/31/2010	$9.33692	$11.08267	89,357
01/01/2011 to 12/31/2011	$11.08267	$10.65163	70,408
01/01/2012 to 12/31/2012	$10.65163	$12.62093	86,843
01/01/2013 to 12/31/2013	$12.62093	$16.52680	86,665
01/01/2014 to 12/31/2014	$16.52680	$18.25852	80,287
01/01/2015 to 12/31/2015	$18.25852	$17.05846	88,653

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08947	$7.65257	9,371
01/01/2009 to 12/31/2009	$7.65257	$9.35317	590,728
01/01/2010 to 12/31/2010	$9.35317	$10.33964	777,492
01/01/2011 to 12/31/2011	$10.33964	$10.19050	638,763
01/01/2012 to 12/31/2012	$10.19050	$11.11708	673,923
01/01/2013 to 12/31/2013	$11.11708	$12.09394	625,471
01/01/2014 to 12/31/2014	$12.09394	$12.46429	600,978
01/01/2015 to 12/31/2015	$12.46429	$12.23468	576,320
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03411	$7.66463	0
01/01/2009 to 12/31/2009	$7.66463	$9.63100	27,353
01/01/2010 to 12/31/2010	$9.63100	$12.09399	46,565
01/01/2011 to 12/31/2011	$12.09399	$12.13624	36,730
01/01/2012 to 12/31/2012	$12.13624	$13.90820	44,699
01/01/2013 to 12/31/2013	$13.90820	$19.12462	47,171
01/01/2014 to 12/31/2014	$19.12462	$20.30829	49,306
01/01/2015 to 12/31/2015	$20.30829	$19.01201	45,631
AST Herndon Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.11333	$9.77597	0
01/01/2008 to 12/31/2008	$9.77597	$6.07176	0
01/01/2009 to 12/31/2009	$6.07176	$7.11289	6,666
01/01/2010 to 12/31/2010	$7.11289	$7.92255	10,429
01/01/2011 to 12/31/2011	$7.92255	$7.80945	237,145
01/01/2012 to 12/31/2012	$7.80945	$8.77264	334,406
01/01/2013 to 12/31/2013	$8.77264	$11.69942	352,000
01/01/2014 to 12/31/2014	$11.69942	$11.77000	252,598
01/01/2015 to 12/31/2015	$11.77000	$10.95230	177,366
AST High Yield Portfolio
09/04/2007 to 12/31/2007	$10.02275	$10.21584	0
01/01/2008 to 12/31/2008	$10.21584	$7.53483	277
01/01/2009 to 12/31/2009	$7.53483	$10.11761	40,115
01/01/2010 to 12/31/2010	$10.11761	$11.37540	50,364
01/01/2011 to 12/31/2011	$11.37540	$11.62601	43,841
01/01/2012 to 12/31/2012	$11.62601	$13.11450	58,881
01/01/2013 to 12/31/2013	$13.11450	$13.92384	56,619
01/01/2014 to 12/31/2014	$13.92384	$14.14560	54,183
01/01/2015 to 12/31/2015	$14.14560	$13.51307	55,383
AST International Growth Portfolio
09/04/2007 to 12/31/2007	$10.07670	$10.90566	0
01/01/2008 to 12/31/2008	$10.90566	$5.37648	0
01/01/2009 to 12/31/2009	$5.37648	$7.20534	14,079
01/01/2010 to 12/31/2010	$7.20534	$8.17224	37,914
01/01/2011 to 12/31/2011	$8.17224	$7.04917	25,897
01/01/2012 to 12/31/2012	$7.04917	$8.40498	28,557
01/01/2013 to 12/31/2013	$8.40498	$9.91250	38,614
01/01/2014 to 12/31/2014	$9.91250	$9.27675	40,737
01/01/2015 to 12/31/2015	$9.27675	$9.47869	41,023

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST International Value Portfolio
09/04/2007 to 12/31/2007	$10.07811	$10.29995	0
01/01/2008 to 12/31/2008	$10.29995	$5.71342	0
01/01/2009 to 12/31/2009	$5.71342	$7.38580	10,732
01/01/2010 to 12/31/2010	$7.38580	$8.12705	22,832
01/01/2011 to 12/31/2011	$8.12705	$7.04041	16,108
01/01/2012 to 12/31/2012	$7.04041	$8.13719	16,404
01/01/2013 to 12/31/2013	$8.13719	$9.62974	26,586
01/01/2014 to 12/31/2014	$9.62974	$8.89959	28,895
01/01/2015 to 12/31/2015	$8.89959	$8.88788	15,843
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11199	$7.17421	1,538
01/01/2009 to 12/31/2009	$7.17421	$9.00186	325,179
01/01/2010 to 12/31/2010	$9.00186	$10.14915	540,567
01/01/2011 to 12/31/2011	$10.14915	$9.99655	409,460
01/01/2012 to 12/31/2012	$9.99655	$11.24753	480,926
01/01/2013 to 12/31/2013	$11.24753	$12.95576	478,772
01/01/2014 to 12/31/2014	$12.95576	$13.65059	499,902
01/01/2015 to 12/31/2015	$13.65059	$13.38057	463,703
AST J.P. Morgan International Equity Portfolio
09/04/2007 to 12/31/2007	$10.07264	$10.31305	0
01/01/2008 to 12/31/2008	$10.31305	$5.98845	1,004
01/01/2009 to 12/31/2009	$5.98845	$8.06067	147,429
01/01/2010 to 12/31/2010	$8.06067	$8.55743	262,007
01/01/2011 to 12/31/2011	$8.55743	$7.70131	171,759
01/01/2012 to 12/31/2012	$7.70131	$9.30017	224,954
01/01/2013 to 12/31/2013	$9.30017	$10.62785	227,129
01/01/2014 to 12/31/2014	$10.62785	$9.85774	235,294
01/01/2015 to 12/31/2015	$9.85774	$9.49209	180,964
AST J.P. Morgan Strategic Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.04798	$9.67817	0
01/01/2008 to 12/31/2008	$9.67817	$7.89813	65,157
01/01/2009 to 12/31/2009	$7.89813	$9.54661	345,006
01/01/2010 to 12/31/2010	$9.54661	$10.14890	355,114
01/01/2011 to 12/31/2011	$10.14890	$10.07694	312,284
01/01/2012 to 12/31/2012	$10.07694	$11.05220	333,907
01/01/2013 to 12/31/2013	$11.05220	$12.15610	313,685
01/01/2014 to 12/31/2014	$12.15610	$12.69782	313,814
01/01/2015 to 12/31/2015	$12.69782	$12.55539	292,290
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08461	$10.30032	4,637
01/01/2010 to 12/31/2010	$10.30032	$11.35800	9,584
01/01/2011 to 12/31/2011	$11.35800	$11.32571	9,186
01/01/2012 to 12/31/2012	$11.32571	$12.92284	12,781
01/01/2013 to 12/31/2013	$12.92284	$17.47295	7,815
01/01/2014 to 12/31/2014	$17.47295	$18.95352	9,241
01/01/2015 to 12/31/2015	$18.95352	$20.77175	10,140

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.09192	$9.53826	0
01/01/2008 to 12/31/2008	$9.53826	$5.52836	715
01/01/2009 to 12/31/2009	$5.52836	$6.54070	2,284
01/01/2010 to 12/31/2010	$6.54070	$7.33176	3,565
01/01/2011 to 12/31/2011	$7.33176	$6.95898	11,491
01/01/2012 to 12/31/2012	$6.95898	$8.05750	15,174
01/01/2013 to 12/31/2013	$8.05750	$11.16325	19,692
01/01/2014 to 12/31/2014	$11.16325	$12.57839	17,684
01/01/2015 to 12/31/2015	$12.57839	$11.48378	25,777
AST Loomis Sayles Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.12164	$10.64795	0
01/01/2008 to 12/31/2008	$10.64795	$5.94262	0
01/01/2009 to 12/31/2009	$5.94262	$7.63844	77,541
01/01/2010 to 12/31/2010	$7.63844	$9.06112	138,248
01/01/2011 to 12/31/2011	$9.06112	$8.89389	83,404
01/01/2012 to 12/31/2012	$8.89389	$9.89077	105,873
01/01/2013 to 12/31/2013	$9.89077	$13.38483	97,722
01/01/2014 to 12/31/2014	$13.38483	$14.66292	134,703
01/01/2015 to 12/31/2015	$14.66292	$15.98780	100,550
AST Lord Abbett Core Fixed Income Portfolio
09/04/2007 to 12/31/2007	$10.02378	$10.20793	0
01/01/2008 to 12/31/2008	$10.20793	$7.76055	0
01/01/2009 to 12/31/2009	$7.76055	$10.34765	32,817
01/01/2010 to 12/31/2010	$10.34765	$11.62531	28,690
01/01/2011 to 12/31/2011	$11.62531	$12.68720	37,674
01/01/2012 to 12/31/2012	$12.68720	$13.31311	42,806
01/01/2013 to 12/31/2013	$13.31311	$12.92410	38,340
01/01/2014 to 12/31/2014	$12.92410	$13.62035	56,234
01/01/2015 to 12/31/2015	$13.62035	$13.41339	76,059
AST MFS Global Equity Portfolio
09/04/2007 to 12/31/2007	$10.06369	$10.30571	0
01/01/2008 to 12/31/2008	$10.30571	$6.73879	0
01/01/2009 to 12/31/2009	$6.73879	$8.77866	20,622
01/01/2010 to 12/31/2010	$8.77866	$9.74368	33,637
01/01/2011 to 12/31/2011	$9.74368	$9.34971	26,015
01/01/2012 to 12/31/2012	$9.34971	$11.39913	35,893
01/01/2013 to 12/31/2013	$11.39913	$14.41231	42,878
01/01/2014 to 12/31/2014	$14.41231	$14.79499	54,225
01/01/2015 to 12/31/2015	$14.79499	$14.44102	41,664
AST MFS Growth Portfolio
09/04/2007 to 12/31/2007	$10.11719	$10.64938	0
01/01/2008 to 12/31/2008	$10.64938	$6.71953	0
01/01/2009 to 12/31/2009	$6.71953	$8.27409	61,804
01/01/2010 to 12/31/2010	$8.27409	$9.24407	77,205
01/01/2011 to 12/31/2011	$9.24407	$9.10275	60,192
01/01/2012 to 12/31/2012	$9.10275	$10.55752	82,140
01/01/2013 to 12/31/2013	$10.55752	$14.29701	79,599
01/01/2014 to 12/31/2014	$14.29701	$15.39604	75,149
01/01/2015 to 12/31/2015	$15.39604	$16.35365	52,107
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99923	$10.22404	0
01/01/2013 to 12/31/2013	$10.22404	$13.62231	0
01/01/2014 to 12/31/2014	$13.62231	$14.87291	3,310
01/01/2015 to 12/31/2015	$14.87291	$14.62636	1,856

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.10937	$9.77430	0
01/01/2008 to 12/31/2008	$9.77430	$5.99099	0
01/01/2009 to 12/31/2009	$5.99099	$8.24232	31,617
01/01/2010 to 12/31/2010	$8.24232	$10.09232	43,734
01/01/2011 to 12/31/2011	$10.09232	$9.65238	34,650
01/01/2012 to 12/31/2012	$9.65238	$11.32185	39,197
01/01/2013 to 12/31/2013	$11.32185	$14.85080	36,798
01/01/2014 to 12/31/2014	$14.85080	$16.91318	33,909
01/01/2015 to 12/31/2015	$16.91318	$15.64688	30,364
AST Money Market Portfolio
09/04/2007 to 12/31/2007	$10.00032	$10.12248	0
01/01/2008 to 12/31/2008	$10.12248	$10.27876	45,213
01/01/2009 to 12/31/2009	$10.27876	$10.20701	141,587
01/01/2010 to 12/31/2010	$10.20701	$10.11305	88,047
01/01/2011 to 12/31/2011	$10.11305	$10.02015	111,019
01/01/2012 to 12/31/2012	$10.02015	$9.92653	121,001
01/01/2013 to 12/31/2013	$9.92653	$9.83252	99,694
01/01/2014 to 12/31/2014	$9.83252	$9.74069	121,416
01/01/2015 to 12/31/2015	$9.74069	$9.64928	102,358
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.15148	$10.12771	0
01/01/2008 to 12/31/2008	$10.12771	$5.79288	710
01/01/2009 to 12/31/2009	$5.79288	$8.07076	21,365
01/01/2010 to 12/31/2010	$8.07076	$9.86839	49,460
01/01/2011 to 12/31/2011	$9.86839	$9.53267	37,382
01/01/2012 to 12/31/2012	$9.53267	$11.06029	46,375
01/01/2013 to 12/31/2013	$11.06029	$15.55863	41,599
01/01/2014 to 12/31/2014	$15.55863	$17.60856	37,270
01/01/2015 to 12/31/2015	$17.60856	$16.45969	43,354
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02913	$10.08325	0
01/01/2012 to 12/31/2012	$10.08325	$10.47502	329
01/01/2013 to 12/31/2013	$10.47502	$10.08251	5,175
01/01/2014 to 12/31/2014	$10.08251	$10.50207	8,771
01/01/2015 to 10/16/2015	$10.50207	$10.53361	0
AST Neuberger Berman Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15181	$10.39318	0
01/01/2008 to 12/31/2008	$10.39318	$5.84957	0
01/01/2009 to 12/31/2009	$5.84957	$7.52062	26,354
01/01/2010 to 12/31/2010	$7.52062	$9.58626	64,735
01/01/2011 to 12/31/2011	$9.58626	$9.65625	44,758
01/01/2012 to 12/31/2012	$9.65625	$10.74982	57,426
01/01/2013 to 12/31/2013	$10.74982	$14.12133	39,298
01/01/2014 to 12/31/2014	$14.12133	$15.09901	36,473
01/01/2015 to 10/16/2015	$15.09901	$15.57147	0
AST Neuberger Berman Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15218	$10.91540	0
01/01/2008 to 12/31/2008	$10.91540	$6.21307	320
01/01/2009 to 12/31/2009	$6.21307	$7.54341	19,291
01/01/2010 to 12/31/2010	$7.54341	$8.98688	57,577
01/01/2011 to 04/29/2011	$8.98688	$10.10386	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99923	$10.37407	22,135
01/01/2013 to 12/31/2013	$10.37407	$12.22015	31,301
01/01/2014 to 12/31/2014	$12.22015	$12.72724	34,214
01/01/2015 to 12/31/2015	$12.72724	$12.45095	31,891
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10196	$5.59224	0
01/01/2009 to 12/31/2009	$5.59224	$9.22419	58,905
01/01/2010 to 12/31/2010	$9.22419	$11.17229	111,873
01/01/2011 to 12/31/2011	$11.17229	$8.82379	74,887
01/01/2012 to 12/31/2012	$8.82379	$10.30789	107,742
01/01/2013 to 12/31/2013	$10.30789	$10.23366	121,249
01/01/2014 to 12/31/2014	$10.23366	$9.66264	216,420
01/01/2015 to 12/31/2015	$9.66264	$7.97070	185,310
AST Preservation Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.03430	$10.38771	0
01/01/2008 to 12/31/2008	$10.38771	$8.28489	90,185
01/01/2009 to 12/31/2009	$8.28489	$9.85136	679,917
01/01/2010 to 12/31/2010	$9.85136	$10.79028	776,294
01/01/2011 to 12/31/2011	$10.79028	$10.79528	781,347
01/01/2012 to 12/31/2012	$10.79528	$11.80305	815,845
01/01/2013 to 12/31/2013	$11.80305	$12.76900	746,021
01/01/2014 to 12/31/2014	$12.76900	$13.37934	698,086
01/01/2015 to 12/31/2015	$13.37934	$13.27254	672,580
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01914	$10.08316	3,780
01/01/2012 to 12/31/2012	$10.08316	$10.69844	5,005
01/01/2013 to 12/31/2013	$10.69844	$10.35256	5,036
01/01/2014 to 12/31/2014	$10.35256	$10.87672	11,717
01/01/2015 to 12/31/2015	$10.87672	$10.74551	19,532
AST Prudential Growth Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06865	$10.27465	0
01/01/2008 to 12/31/2008	$10.27465	$6.03458	114,347
01/01/2009 to 12/31/2009	$6.03458	$7.53045	2,494,087
01/01/2010 to 12/31/2010	$7.53045	$8.87835	2,018,232
01/01/2011 to 12/31/2011	$8.87835	$8.24842	1,329,752
01/01/2012 to 12/31/2012	$8.24842	$9.22661	1,693,119
01/01/2013 to 12/31/2013	$9.22661	$10.69592	1,813,695
01/01/2014 to 12/31/2014	$10.69592	$11.56971	1,714,945
01/01/2015 to 12/31/2015	$11.56971	$11.39054	2,686,534
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99922	$9.66154	0
01/01/2014 to 12/31/2014	$9.66154	$9.33479	0
01/01/2015 to 12/31/2015	$9.33479	$7.68946	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99922	$11.73413	0
01/01/2014 to 12/31/2014	$11.73413	$13.39535	0
01/01/2015 to 12/31/2015	$13.39535	$13.47410	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
09/04/2007 to 12/31/2007	$10.09013	$9.72652	0
01/01/2008 to 12/31/2008	$9.72652	$5.90465	1,351
01/01/2009 to 12/31/2009	$5.90465	$7.12555	23,271
01/01/2010 to 12/31/2010	$7.12555	$8.12069	53,495
01/01/2011 to 12/31/2011	$8.12069	$8.32239	31,614
01/01/2012 to 12/31/2012	$8.32239	$9.79423	42,759
01/01/2013 to 12/31/2013	$9.79423	$12.84825	35,629
01/01/2014 to 12/31/2014	$12.84825	$14.91809	41,716
01/01/2015 to 12/31/2015	$14.91809	$15.23275	40,563
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99922	$8.94305	0
01/01/2012 to 12/31/2012	$8.94305	$10.02443	779
01/01/2013 to 12/31/2013	$10.02443	$12.15417	774
01/01/2014 to 12/31/2014	$12.15417	$12.82244	769
01/01/2015 to 12/31/2015	$12.82244	$12.72085	764
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08129	$7.38211	7,374
01/01/2009 to 12/31/2009	$7.38211	$9.02287	331,768
01/01/2010 to 12/31/2010	$9.02287	$10.00316	692,508
01/01/2011 to 12/31/2011	$10.00316	$9.72904	575,599
01/01/2012 to 12/31/2012	$9.72904	$10.62834	611,922
01/01/2013 to 12/31/2013	$10.62834	$11.83800	612,750
01/01/2014 to 12/31/2014	$11.83800	$12.32919	584,618
01/01/2015 to 12/31/2015	$12.32919	$12.19297	547,804
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09947	$6.73005	3,845
01/01/2009 to 12/31/2009	$6.73005	$8.45678	223,684
01/01/2010 to 12/31/2010	$8.45678	$9.57880	628,417
01/01/2011 to 12/31/2011	$9.57880	$9.26213	493,793
01/01/2012 to 12/31/2012	$9.26213	$10.63394	652,378
01/01/2013 to 12/31/2013	$10.63394	$12.43632	651,511
01/01/2014 to 12/31/2014	$12.43632	$12.98850	649,282
01/01/2015 to 12/31/2015	$12.98850	$12.79656	1,207,123
AST Schroders Multi-Asset World Strategies Portfolio
09/04/2007 to 12/31/2007	$10.06858	$10.31471	0
01/01/2008 to 12/31/2008	$10.31471	$7.13279	18,754
01/01/2009 to 12/31/2009	$7.13279	$9.00260	400,541
01/01/2010 to 12/31/2010	$9.00260	$9.97127	732,659
01/01/2011 to 12/31/2011	$9.97127	$9.54361	571,765
01/01/2012 to 12/31/2012	$9.54361	$10.50672	653,485
01/01/2013 to 12/31/2013	$10.50672	$11.90655	710,045
01/01/2014 to 12/31/2014	$11.90655	$12.15259	705,076
01/01/2015 to 10/16/2015	$12.15259	$11.88768	0
AST Small-Cap Growth Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.08753	$10.25602	0
01/01/2008 to 12/31/2008	$10.25602	$5.67996	0
01/01/2009 to 12/31/2009	$5.67996	$7.46424	35,575
01/01/2010 to 12/31/2010	$7.46424	$9.80048	45,222
01/01/2011 to 12/31/2011	$9.80048	$8.43542	65,507
01/01/2012 to 12/31/2012	$8.43542	$10.03338	84,865
01/01/2013 to 12/31/2013	$10.03338	$13.99530	64,632
01/01/2014 to 12/31/2014	$13.99530	$14.54855	66,368
01/01/2015 to 12/31/2015	$14.54855	$14.60402	55,483

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.09199	$9.98578	0
01/01/2008 to 12/31/2008	$9.98578	$6.42979	317
01/01/2009 to 12/31/2009	$6.42979	$8.52896	6,222
01/01/2010 to 12/31/2010	$8.52896	$11.52551	18,460
01/01/2011 to 12/31/2011	$11.52551	$11.30541	10,499
01/01/2012 to 12/31/2012	$11.30541	$12.56249	13,363
01/01/2013 to 12/31/2013	$12.56249	$16.82141	14,667
01/01/2014 to 12/31/2014	$16.82141	$17.29947	15,662
01/01/2015 to 12/31/2015	$17.29947	$17.27135	12,538
AST Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.08602	$9.35483	0
01/01/2008 to 12/31/2008	$9.35483	$6.51294	0
01/01/2009 to 12/31/2009	$6.51294	$8.19364	2,834
01/01/2010 to 12/31/2010	$8.19364	$10.22630	3,458
01/01/2011 to 12/31/2011	$10.22630	$9.52482	2,413
01/01/2012 to 12/31/2012	$9.52482	$11.14864	2,706
01/01/2013 to 12/31/2013	$11.14864	$15.17414	3,042
01/01/2014 to 12/31/2014	$15.17414	$15.82331	4,062
01/01/2015 to 12/31/2015	$15.82331	$14.99893	3,532
AST T. Rowe Price Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06400	$10.13341	0
01/01/2008 to 12/31/2008	$10.13341	$7.43372	44,146
01/01/2009 to 12/31/2009	$7.43372	$9.14121	1,627,204
01/01/2010 to 12/31/2010	$9.14121	$10.09973	2,122,673
01/01/2011 to 12/31/2011	$10.09973	$10.20317	1,821,475
01/01/2012 to 12/31/2012	$10.20317	$11.47121	1,914,966
01/01/2013 to 12/31/2013	$11.47121	$13.27602	1,864,365
01/01/2014 to 12/31/2014	$13.27602	$13.92428	1,687,255
01/01/2015 to 12/31/2015	$13.92428	$13.79912	1,925,588
AST T. Rowe Price Equity Income Portfolio
09/04/2007 to 12/31/2007	$10.09071	$9.46370	0
01/01/2008 to 12/31/2008	$9.46370	$5.44810	0
01/01/2009 to 12/31/2009	$5.44810	$6.68122	65,869
01/01/2010 to 12/31/2010	$6.68122	$7.49480	110,457
01/01/2011 to 12/31/2011	$7.49480	$7.30270	76,760
01/01/2012 to 12/31/2012	$7.30270	$8.48182	85,970
01/01/2013 to 12/31/2013	$8.48182	$10.89604	79,894
01/01/2014 to 12/31/2014	$10.89604	$11.59957	70,858
01/01/2015 to 10/16/2015	$11.59957	$10.81547	0
AST T. Rowe Price Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.14451	$10.03189	0
01/01/2008 to 12/31/2008	$10.03189	$5.90610	0
01/01/2009 to 12/31/2009	$5.90610	$8.97301	63,039
01/01/2010 to 12/31/2010	$8.97301	$10.29382	100,448
01/01/2011 to 12/31/2011	$10.29382	$10.02418	61,045
01/01/2012 to 12/31/2012	$10.02418	$11.67575	77,822
01/01/2013 to 12/31/2013	$11.67575	$16.65784	79,349
01/01/2014 to 12/31/2014	$16.65784	$17.87822	103,638
01/01/2015 to 12/31/2015	$17.87822	$19.40725	105,250

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
09/04/2007 to 12/31/2007	$10.21239	$11.55622	0
01/01/2008 to 12/31/2008	$11.55622	$5.72528	0
01/01/2009 to 12/31/2009	$5.72528	$8.47028	101,887
01/01/2010 to 12/31/2010	$8.47028	$10.10665	195,900
01/01/2011 to 12/31/2011	$10.10665	$8.51814	124,134
01/01/2012 to 12/31/2012	$8.51814	$8.74319	179,841
01/01/2013 to 12/31/2013	$8.74319	$9.99306	188,961
01/01/2014 to 12/31/2014	$9.99306	$9.07146	185,130
01/01/2015 to 12/31/2015	$9.07146	$7.25602	162,063
AST Templeton Global Bond Portfolio
09/04/2007 to 12/31/2007	$9.98226	$10.56480	0
01/01/2008 to 12/31/2008	$10.56480	$10.21052	0
01/01/2009 to 12/31/2009	$10.21052	$11.33989	32,898
01/01/2010 to 12/31/2010	$11.33989	$11.87841	54,958
01/01/2011 to 12/31/2011	$11.87841	$12.25190	48,180
01/01/2012 to 12/31/2012	$12.25190	$12.77079	56,777
01/01/2013 to 12/31/2013	$12.77079	$12.17584	57,481
01/01/2014 to 12/31/2014	$12.17584	$12.12854	61,608
01/01/2015 to 12/31/2015	$12.12854	$11.45968	57,837
AST Wellington Management Hedged Equity Portfolio
09/04/2007 to 12/31/2007	$10.10431	$10.24870	0
01/01/2008 to 12/31/2008	$10.24870	$5.85514	15,271
01/01/2009 to 12/31/2009	$5.85514	$7.44914	129,057
01/01/2010 to 12/31/2010	$7.44914	$8.45893	160,114
01/01/2011 to 12/31/2011	$8.45893	$8.08980	326,350
01/01/2012 to 12/31/2012	$8.08980	$8.89580	475,021
01/01/2013 to 12/31/2013	$8.89580	$10.61887	529,047
01/01/2014 to 12/31/2014	$10.61887	$11.09799	416,726
01/01/2015 to 12/31/2015	$11.09799	$10.92408	347,070
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99922	$9.98834	0
01/01/2008 to 12/31/2008	$9.98834	$9.37876	2,182
01/01/2009 to 12/31/2009	$9.37876	$10.37104	62,843
01/01/2010 to 12/31/2010	$10.37104	$11.07461	95,717
01/01/2011 to 12/31/2011	$11.07461	$11.63134	195,174
01/01/2012 to 12/31/2012	$11.63134	$12.42664	216,907
01/01/2013 to 12/31/2013	$12.42664	$12.12603	223,674
01/01/2014 to 12/31/2014	$12.12603	$12.87649	179,479
01/01/2015 to 12/31/2015	$12.87649	$12.91308	190,707
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99923	$10.41338	0
01/01/2013 to 12/31/2013	$10.41338	$9.47623	0
01/01/2014 to 12/31/2014	$9.47623	$9.51409	0
01/01/2015 to 12/31/2015	$9.51409	$9.13395	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07831	$6.67497	57,159
01/01/2009 to 12/31/2009	$6.67497	$8.60007	1,125,817
01/01/2010 to 12/31/2010	$8.60007	$9.39149	1,679,091
01/01/2011 to 12/31/2011	$9.39149	$9.14780	1,059,201
01/01/2012 to 09/21/2012	$9.14780	$10.30213	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Prospectus

ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.35%)

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.75834	$9.43986	4,252,347
01/01/2010 to 12/31/2010	$9.43986	$10.32669	4,627,984
01/01/2011 to 12/31/2011	$10.32669	$9.82155	4,134,047
01/01/2012 to 12/31/2012	$9.82155	$10.80162	4,142,341
01/01/2013 to 12/31/2013	$10.80162	$11.60621	3,797,166
01/01/2014 to 12/31/2014	$11.60621	$11.77279	3,432,204
01/01/2015 to 12/31/2015	$11.77279	$11.13221	2,813,985
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.76909	$9.59354	1,512,563
01/01/2010 to 12/31/2010	$9.59354	$10.65815	1,845,579
01/01/2011 to 12/31/2011	$10.65815	$10.42545	1,631,826
01/01/2012 to 12/31/2012	$10.42545	$11.57599	1,978,813
01/01/2013 to 12/31/2013	$11.57599	$13.18283	2,018,738
01/01/2014 to 12/31/2014	$13.18283	$13.66683	1,951,682
01/01/2015 to 12/31/2015	$13.66683	$13.46036	1,741,875
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.80294	$8.40065	9,247
01/01/2010 to 12/31/2010	$8.40065	$9.34431	11,631
01/01/2011 to 12/31/2011	$9.34431	$9.45612	18,869
01/01/2012 to 05/04/2012	$9.45612	$10.25131	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.07145	$9.68123	6,554,519
01/01/2010 to 12/31/2010	$9.68123	$10.62384	7,582,411
01/01/2011 to 12/31/2011	$10.62384	$10.25414	6,755,067
01/01/2012 to 12/31/2012	$10.25414	$11.26816	6,690,157
01/01/2013 to 12/31/2013	$11.26816	$12.95246	6,282,078
01/01/2014 to 12/31/2014	$12.95246	$13.48039	5,747,290
01/01/2015 to 12/31/2015	$13.48039	$13.23357	5,369,752
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99745	$9.12583	2,850,644
01/01/2012 to 12/31/2012	$9.12583	$9.97661	2,504,221
01/01/2013 to 12/31/2013	$9.97661	$10.80546	2,282,040
01/01/2014 to 12/31/2014	$10.80546	$11.07411	2,068,351
01/01/2015 to 12/31/2015	$11.07411	$10.49517	1,920,684
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.45312	0
01/01/2014 to 12/31/2014	$10.45312	$10.57853	3,970
01/01/2015 to 12/31/2015	$10.57853	$10.36377	4,988
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.75053	$11.26320	17,914
01/01/2010 to 12/31/2010	$11.26320	$11.43373	26,072
01/01/2011 to 12/31/2011	$11.43373	$11.42279	31,043
01/01/2012 to 12/31/2012	$11.42279	$11.68410	30,695
01/01/2013 to 12/31/2013	$11.68410	$11.16763	37,201
01/01/2014 to 12/31/2014	$11.16763	$10.90064	14,556
01/01/2015 to 12/31/2015	$10.90064	$10.70185	11,511

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.67650	$11.80051	466,235
01/01/2010 to 12/31/2010	$11.80051	$12.41950	657,967
01/01/2011 to 12/31/2011	$12.41950	$12.52048	562,150
01/01/2012 to 12/31/2012	$12.52048	$13.37279	636,413
01/01/2013 to 12/31/2013	$13.37279	$12.82563	565,790
01/01/2014 to 12/31/2014	$12.82563	$13.06139	483,706
01/01/2015 to 12/31/2015	$13.06139	$12.49241	337,149
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.66533	$9.33072	0
01/01/2010 to 12/31/2010	$9.33072	$10.08070	0
01/01/2011 to 12/31/2011	$10.08070	$10.79913	0
01/01/2012 to 12/31/2012	$10.79913	$10.99016	0
01/01/2013 to 12/31/2013	$10.99016	$10.66395	0
01/01/2014 to 12/31/2014	$10.66395	$10.46711	0
01/01/2015 to 12/31/2015	$10.46711	$10.20310	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.29399	$10.99506	157,323
01/01/2010 to 12/31/2010	$10.99506	$11.94428	79,553
01/01/2011 to 12/31/2011	$11.94428	$13.25529	38,886
01/01/2012 to 12/31/2012	$13.25529	$13.69068	30,006
01/01/2013 to 12/31/2013	$13.69068	$12.95592	8,130
01/01/2014 to 12/31/2014	$12.95592	$12.99545	8,125
01/01/2015 to 12/31/2015	$12.99545	$12.79993	8,120
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.25511	$10.86376	55,243
01/01/2010 to 12/31/2010	$10.86376	$11.82023	117,733
01/01/2011 to 12/31/2011	$11.82023	$13.39413	94,375
01/01/2012 to 12/31/2012	$13.39413	$13.85289	69,766
01/01/2013 to 12/31/2013	$13.85289	$12.88083	30,534
01/01/2014 to 12/31/2014	$12.88083	$13.12176	28,718
01/01/2015 to 12/31/2015	$13.12176	$12.95782	26,055
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.35768	$8.74446	0
01/01/2010 to 12/31/2010	$8.74446	$9.55565	48,213
01/01/2011 to 12/31/2011	$9.55565	$11.08034	13,583
01/01/2012 to 12/31/2012	$11.08034	$11.50966	2,510
01/01/2013 to 12/31/2013	$11.50966	$10.51262	0
01/01/2014 to 12/31/2014	$10.51262	$10.90380	0
01/01/2015 to 12/31/2015	$10.90380	$10.81615	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99745	$10.95270	70,632
01/01/2011 to 12/31/2011	$10.95270	$12.87421	34,741
01/01/2012 to 12/31/2012	$12.87421	$13.43279	8,558
01/01/2013 to 12/31/2013	$13.43279	$12.20553	0
01/01/2014 to 12/31/2014	$12.20553	$12.84121	0
01/01/2015 to 12/31/2015	$12.84121	$12.77011	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.96009	78,715
01/01/2012 to 12/31/2012	$11.96009	$12.36832	47,478
01/01/2013 to 12/31/2013	$12.36832	$10.90661	0
01/01/2014 to 12/31/2014	$10.90661	$11.76109	0
01/01/2015 to 12/31/2015	$11.76109	$11.73190	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34627	68,897
01/01/2013 to 12/31/2013	$10.34627	$9.07766	207,444
01/01/2014 to 12/31/2014	$9.07766	$9.98847	53,885
01/01/2015 to 12/31/2015	$9.98847	$10.02347	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70520	56,592
01/01/2014 to 12/31/2014	$8.70520	$9.74626	29,841
01/01/2015 to 12/31/2015	$9.74626	$9.79288	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24581	55,718
01/01/2015 to 12/31/2015	$11.24581	$11.20715	143,079
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88754	27,587
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14486	$10.29149	6,043
01/01/2010 to 12/31/2010	$10.29149	$11.43520	41,637
01/01/2011 to 12/31/2011	$11.43520	$10.51686	23,719
01/01/2012 to 12/31/2012	$10.51686	$11.63480	26,385
01/01/2013 to 12/31/2013	$11.63480	$14.94057	27,729
01/01/2014 to 12/31/2014	$14.94057	$16.09598	25,742
01/01/2015 to 12/31/2015	$16.09598	$14.97698	22,433
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.57101	$9.26952	5,034,909
01/01/2010 to 12/31/2010	$9.26952	$10.26814	6,212,739
01/01/2011 to 12/31/2011	$10.26814	$9.78927	5,138,561
01/01/2012 to 12/31/2012	$9.78927	$10.87660	5,417,142
01/01/2013 to 12/31/2013	$10.87660	$13.03710	5,557,153
01/01/2014 to 12/31/2014	$13.03710	$13.62879	5,356,872
01/01/2015 to 12/31/2015	$13.62879	$13.38682	5,069,963
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59758	849
01/01/2014 to 12/31/2014	$11.59758	$12.87345	4,712
01/01/2015 to 12/31/2015	$12.87345	$12.12859	7,341
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.77850	$10.21482	13,319
01/01/2010 to 12/31/2010	$10.21482	$12.84404	26,665
01/01/2011 to 12/31/2011	$12.84404	$13.37666	16,530
01/01/2012 to 12/31/2012	$13.37666	$15.07483	28,389
01/01/2013 to 12/31/2013	$15.07483	$15.19011	31,471
01/01/2014 to 12/31/2014	$15.19011	$19.42952	32,625
01/01/2015 to 12/31/2015	$19.42952	$19.90293	31,505
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99809	$9.64589	5,934
01/01/2014 to 12/31/2014	$9.64589	$9.90521	9,050
01/01/2015 to 12/31/2015	$9.90521	$9.66834	6,905
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.42635	$8.85245	180,716
01/01/2010 to 12/31/2010	$8.85245	$9.80162	264,585
01/01/2011 to 12/31/2011	$9.80162	$9.34014	209,356
01/01/2012 to 12/31/2012	$9.34014	$10.36964	354,184
01/01/2013 to 12/31/2013	$10.36964	$12.07928	436,263
01/01/2014 to 12/31/2014	$12.07928	$12.47680	439,579
01/01/2015 to 10/16/2015	$12.47680	$12.38112	0

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.05134	$8.64605	963,011
01/01/2010 to 12/31/2010	$8.64605	$9.66094	1,503,201
01/01/2011 to 12/31/2011	$9.66094	$9.29742	1,212,660
01/01/2012 to 12/31/2012	$9.29742	$10.04957	1,337,469
01/01/2013 to 12/31/2013	$10.04957	$11.26814	1,394,472
01/01/2014 to 12/31/2014	$11.26814	$11.35634	1,202,583
01/01/2015 to 12/31/2015	$11.35634	$11.20544	1,064,247
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.70020	910,810
01/01/2013 to 12/31/2013	$10.70020	$13.01302	964,020
01/01/2014 to 12/31/2014	$13.01302	$13.11820	870,978
01/01/2015 to 10/16/2015	$13.11820	$12.50420	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.76816	71,113
01/01/2014 to 12/31/2014	$10.76816	$10.79012	76,525
01/01/2015 to 10/16/2015	$10.79012	$10.24578	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70107	$8.04541	12,087
01/01/2010 to 12/31/2010	$8.04541	$9.44866	17,206
01/01/2011 to 12/31/2011	$9.44866	$8.76681	15,171
01/01/2012 to 12/31/2012	$8.76681	$10.86107	13,808
01/01/2013 to 12/31/2013	$10.86107	$11.07301	21,789
01/01/2014 to 12/31/2014	$11.07301	$12.32515	21,433
01/01/2015 to 12/31/2015	$12.32515	$12.03126	18,025
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.54908	$10.90871	50,148
01/01/2010 to 12/31/2010	$10.90871	$11.75486	72,164
01/01/2011 to 12/31/2011	$11.75486	$11.03082	45,755
01/01/2012 to 12/31/2012	$11.03082	$12.90724	58,554
01/01/2013 to 12/31/2013	$12.90724	$16.36123	61,946
01/01/2014 to 02/07/2014	$16.36123	$16.08464	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.73628	$8.10749	15,876
01/01/2010 to 12/31/2010	$8.10749	$8.94216	17,185
01/01/2011 to 12/31/2011	$8.94216	$8.25493	17,348
01/01/2012 to 12/31/2012	$8.25493	$9.65125	32,736
01/01/2013 to 12/31/2013	$9.65125	$12.59265	38,624
01/01/2014 to 12/31/2014	$12.59265	$13.91929	36,611
01/01/2015 to 12/31/2015	$13.91929	$12.97118	69,308
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.44980	$11.30917	47,164
01/01/2010 to 12/31/2010	$11.30917	$13.24024	66,611
01/01/2011 to 12/31/2011	$13.24024	$12.55147	39,720
01/01/2012 to 12/31/2012	$12.55147	$14.66808	51,742
01/01/2013 to 12/31/2013	$14.66808	$18.94493	53,019
01/01/2014 to 12/31/2014	$18.94493	$20.64370	60,072
01/01/2015 to 12/31/2015	$20.64370	$19.02289	76,503

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.73829	$9.14036	681,549
01/01/2010 to 12/31/2010	$9.14036	$9.96633	1,076,636
01/01/2011 to 12/31/2011	$9.96633	$9.68853	900,579
01/01/2012 to 12/31/2012	$9.68853	$10.42454	918,297
01/01/2013 to 12/31/2013	$10.42454	$11.18541	953,392
01/01/2014 to 12/31/2014	$11.18541	$11.37022	871,276
01/01/2015 to 12/31/2015	$11.37022	$11.00810	605,963
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.37520	$9.43976	9,418
01/01/2010 to 12/31/2010	$9.43976	$11.69193	28,045
01/01/2011 to 12/31/2011	$11.69193	$11.57271	23,172
01/01/2012 to 12/31/2012	$11.57271	$13.08049	35,071
01/01/2013 to 12/31/2013	$13.08049	$17.74064	48,948
01/01/2014 to 12/31/2014	$17.74064	$18.58087	47,509
01/01/2015 to 12/31/2015	$18.58087	$17.15671	41,248
AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.03025	$8.86726	8,484
01/01/2010 to 12/31/2010	$8.86726	$9.74163	3,574
01/01/2011 to 12/31/2011	$9.74163	$9.47142	5,605
01/01/2012 to 12/31/2012	$9.47142	$10.49380	14,299
01/01/2013 to 12/31/2013	$10.49380	$13.80352	13,124
01/01/2014 to 12/31/2014	$13.80352	$13.69665	12,818
01/01/2015 to 12/31/2015	$13.69665	$12.57065	10,131
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.17371	$10.19721	14,037
01/01/2010 to 12/31/2010	$10.19721	$11.30809	29,013
01/01/2011 to 12/31/2011	$11.30809	$11.39954	14,294
01/01/2012 to 12/31/2012	$11.39954	$12.68259	30,841
01/01/2013 to 12/31/2013	$12.68259	$13.28118	41,682
01/01/2014 to 12/31/2014	$13.28118	$13.30812	39,198
01/01/2015 to 12/31/2015	$13.30812	$12.53922	29,783
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.04238	$7.89352	29,416
01/01/2010 to 12/31/2010	$7.89352	$8.83058	39,816
01/01/2011 to 12/31/2011	$8.83058	$7.51292	18,018
01/01/2012 to 12/31/2012	$7.51292	$8.83520	22,798
01/01/2013 to 12/31/2013	$8.83520	$10.27745	24,575
01/01/2014 to 12/31/2014	$10.27745	$9.48665	25,517
01/01/2015 to 12/31/2015	$9.48665	$9.56059	23,824
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.71884	$8.68753	20,688
01/01/2010 to 12/31/2010	$8.68753	$9.42890	35,676
01/01/2011 to 12/31/2011	$9.42890	$8.05644	24,833
01/01/2012 to 12/31/2012	$8.05644	$9.18375	25,172
01/01/2013 to 12/31/2013	$9.18375	$10.71966	24,709
01/01/2014 to 12/31/2014	$10.71966	$9.77145	26,882
01/01/2015 to 12/31/2015	$9.77145	$9.62503	19,958

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98123	$10.82907	0
01/01/2010 to 12/31/2010	$10.82907	$11.72425	904
01/01/2011 to 12/31/2011	$11.72425	$12.88118	4,385,023
01/01/2012 to 12/31/2012	$12.88118	$13.76813	1,804,835
01/01/2013 to 12/31/2013	$13.76813	$13.02394	332,249
01/01/2014 to 12/31/2014	$13.02394	$13.58124	447,097
01/01/2015 to 12/31/2015	$13.58124	$13.42506	2,280,938
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.22301	$8.79688	403,988
01/01/2010 to 12/31/2010	$8.79688	$9.78253	516,166
01/01/2011 to 12/31/2011	$9.78253	$9.50384	395,770
01/01/2012 to 12/31/2012	$9.50384	$10.54658	490,907
01/01/2013 to 12/31/2013	$10.54658	$11.98217	531,417
01/01/2014 to 12/31/2014	$11.98217	$12.45210	481,989
01/01/2015 to 12/31/2015	$12.45210	$12.03872	380,225
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.71329	$10.33368	40,215
01/01/2010 to 12/31/2010	$10.33368	$10.82050	80,230
01/01/2011 to 12/31/2011	$10.82050	$9.60488	59,517
01/01/2012 to 12/31/2012	$9.60488	$11.43995	66,146
01/01/2013 to 12/31/2013	$11.43995	$12.89430	71,291
01/01/2014 to 12/31/2014	$12.89430	$11.79623	66,023
01/01/2015 to 12/31/2015	$11.79623	$11.20321	56,919
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.48763	$10.96455	628,069
01/01/2010 to 12/31/2010	$10.96455	$11.49692	724,178
01/01/2011 to 12/31/2011	$11.49692	$11.25949	657,747
01/01/2012 to 12/31/2012	$11.25949	$12.17972	825,471
01/01/2013 to 12/31/2013	$12.17972	$13.21287	785,813
01/01/2014 to 12/31/2014	$13.21287	$13.61293	749,969
01/01/2015 to 12/31/2015	$13.61293	$13.27606	623,960
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08348	$10.28169	0
01/01/2010 to 12/31/2010	$10.28169	$11.18250	6,898
01/01/2011 to 12/31/2011	$11.18250	$10.99851	3,991
01/01/2012 to 12/31/2012	$10.99851	$12.37752	30,638
01/01/2013 to 12/31/2013	$12.37752	$16.50679	32,675
01/01/2014 to 12/31/2014	$16.50679	$17.66066	34,927
01/01/2015 to 12/31/2015	$17.66066	$19.09011	24,521
AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.08065	$7.68247	13,686
01/01/2010 to 12/31/2010	$7.68247	$8.49390	33,680
01/01/2011 to 12/31/2011	$8.49390	$7.95195	30,546
01/01/2012 to 12/31/2012	$7.95195	$9.08092	31,862
01/01/2013 to 12/31/2013	$9.08092	$12.40905	68,723
01/01/2014 to 12/31/2014	$12.40905	$13.79073	83,177
01/01/2015 to 12/31/2015	$13.79073	$12.41825	83,747

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.01941	$8.90497	22,035
01/01/2010 to 12/31/2010	$8.90497	$10.41910	32,195
01/01/2011 to 12/31/2011	$10.41910	$10.08715	30,727
01/01/2012 to 12/31/2012	$10.08715	$11.06404	37,332
01/01/2013 to 12/31/2013	$11.06404	$14.76780	34,368
01/01/2014 to 12/31/2014	$14.76780	$15.95672	93,336
01/01/2015 to 12/31/2015	$15.95672	$17.16059	72,101
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.02285	$10.84970	10,596
01/01/2010 to 12/31/2010	$10.84970	$12.02269	13,060
01/01/2011 to 12/31/2011	$12.02269	$12.94190	16,402
01/01/2012 to 12/31/2012	$12.94190	$13.39400	29,380
01/01/2013 to 12/31/2013	$13.39400	$12.82466	37,028
01/01/2014 to 12/31/2014	$12.82466	$13.33072	49,195
01/01/2015 to 12/31/2015	$13.33072	$12.94851	51,111
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.45982	$11.20837	9,611
01/01/2010 to 12/31/2010	$11.20837	$12.27036	20,031
01/01/2011 to 12/31/2011	$12.27036	$11.61339	15,584
01/01/2012 to 12/31/2012	$11.61339	$13.96490	27,825
01/01/2013 to 12/31/2013	$13.96490	$17.41492	30,046
01/01/2014 to 12/31/2014	$17.41492	$17.63286	38,637
01/01/2015 to 12/31/2015	$17.63286	$16.97551	30,579
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.05444	$9.74490	4,945
01/01/2010 to 12/31/2010	$9.74490	$10.73856	9,079
01/01/2011 to 12/31/2011	$10.73856	$10.43001	7,440
01/01/2012 to 12/31/2012	$10.43001	$11.93110	5,887
01/01/2013 to 12/31/2013	$11.93110	$15.93617	6,081
01/01/2014 to 12/31/2014	$15.93617	$16.92637	6,143
01/01/2015 to 12/31/2015	$16.92637	$17.73331	8,551
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99810	$10.17185	0
01/01/2013 to 12/31/2013	$10.17185	$13.36759	712
01/01/2014 to 12/31/2014	$13.36759	$14.39519	516
01/01/2015 to 12/31/2015	$14.39519	$13.96287	3,081
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.15365	$9.46381	8,801
01/01/2010 to 12/31/2010	$9.46381	$11.42956	11,219
01/01/2011 to 12/31/2011	$11.42956	$10.78208	8,336
01/01/2012 to 12/31/2012	$10.78208	$12.47352	13,784
01/01/2013 to 12/31/2013	$12.47352	$16.13772	15,479
01/01/2014 to 12/31/2014	$16.13772	$18.12745	14,714
01/01/2015 to 12/31/2015	$18.12745	$16.54068	13,263
AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.37182	$10.21844	118,897
01/01/2010 to 12/31/2010	$10.21844	$9.98629	116,542
01/01/2011 to 12/31/2011	$9.98629	$9.75943	113,130
01/01/2012 to 12/31/2012	$9.75943	$9.53559	126,339
01/01/2013 to 12/31/2013	$9.53559	$9.31663	111,479
01/01/2014 to 12/31/2014	$9.31663	$9.10274	151,301
01/01/2015 to 12/31/2015	$9.10274	$8.89362	144,924

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.77043	$9.15272	24,697
01/01/2010 to 12/31/2010	$9.15272	$11.03847	41,087
01/01/2011 to 12/31/2011	$11.03847	$10.51733	26,688
01/01/2012 to 12/31/2012	$10.51733	$12.03539	40,518
01/01/2013 to 12/31/2013	$12.03539	$16.69890	48,497
01/01/2014 to 12/31/2014	$16.69890	$18.64059	52,518
01/01/2015 to 12/31/2015	$18.64059	$17.18584	64,398
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02800	$10.05929	0
01/01/2012 to 12/31/2012	$10.05929	$10.30678	13,596
01/01/2013 to 12/31/2013	$10.30678	$9.78486	14,294
01/01/2014 to 12/31/2014	$9.78486	$10.05258	14,301
01/01/2015 to 10/16/2015	$10.05258	$9.97340	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.53343	$10.55846	5,598
01/01/2010 to 12/31/2010	$10.55846	$13.27452	7,620
01/01/2011 to 12/31/2011	$13.27452	$13.18889	10,737
01/01/2012 to 12/31/2012	$13.18889	$14.48113	16,867
01/01/2013 to 12/31/2013	$14.48113	$18.76265	28,345
01/01/2014 to 12/31/2014	$18.76265	$19.78726	24,254
01/01/2015 to 10/16/2015	$19.78726	$20.18506	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.94180	$8.41842	2,705
01/01/2010 to 12/31/2010	$8.41842	$9.89236	3,842
01/01/2011 to 04/29/2011	$9.89236	$11.07199	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.27770	49,370
01/01/2013 to 12/31/2013	$10.27770	$11.94105	101,613
01/01/2014 to 12/31/2014	$11.94105	$12.26636	95,582
01/01/2015 to 12/31/2015	$12.26636	$11.83588	77,367
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.15323	$9.04108	55,402
01/01/2010 to 12/31/2010	$9.04108	$10.80079	76,512
01/01/2011 to 12/31/2011	$10.80079	$8.41374	50,301
01/01/2012 to 12/31/2012	$8.41374	$9.69414	54,593
01/01/2013 to 12/31/2013	$9.69414	$9.49268	54,655
01/01/2014 to 12/31/2014	$9.49268	$8.84038	55,555
01/01/2015 to 12/31/2015	$8.84038	$7.19247	46,187
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.96659	$10.36969	3,494,528
01/01/2010 to 12/31/2010	$10.36969	$11.20278	4,162,296
01/01/2011 to 12/31/2011	$11.20278	$11.05498	3,947,323
01/01/2012 to 12/31/2012	$11.05498	$11.92123	4,105,553
01/01/2013 to 12/31/2013	$11.92123	$12.72044	3,667,513
01/01/2014 to 12/31/2014	$12.72044	$13.14612	3,360,846
01/01/2015 to 12/31/2015	$13.14612	$12.86271	2,973,746
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05918	0
01/01/2012 to 12/31/2012	$10.05918	$10.52644	10,736
01/01/2013 to 12/31/2013	$10.52644	$10.04686	12,575
01/01/2014 to 12/31/2014	$10.04686	$10.41113	25,331
01/01/2015 to 12/31/2015	$10.41113	$10.14477	35,243

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.65726	$8.09236	1,950,413
01/01/2010 to 12/31/2010	$8.09236	$9.41046	2,836,532
01/01/2011 to 12/31/2011	$9.41046	$8.62330	2,057,158
01/01/2012 to 12/31/2012	$8.62330	$9.51355	2,579,148
01/01/2013 to 12/31/2013	$9.51355	$10.87774	2,597,621
01/01/2014 to 12/31/2014	$10.87774	$11.60554	2,501,296
01/01/2015 to 12/31/2015	$11.60554	$11.26949	2,891,604
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.37411	$8.08794	2,415
01/01/2010 to 12/31/2010	$8.08794	$9.09147	11,783
01/01/2011 to 12/31/2011	$9.09147	$9.19011	10,286
01/01/2012 to 12/31/2012	$9.19011	$10.66725	26,669
01/01/2013 to 12/31/2013	$10.66725	$13.80222	27,143
01/01/2014 to 12/31/2014	$13.80222	$15.80658	29,255
01/01/2015 to 12/31/2015	$15.80658	$15.91914	32,672
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86065	0
01/01/2012 to 12/31/2012	$8.86065	$9.79586	0
01/01/2013 to 12/31/2013	$9.79586	$11.71463	0
01/01/2014 to 12/31/2014	$11.71463	$12.18966	0
01/01/2015 to 12/31/2015	$12.18966	$11.92765	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.42746	$8.81771	1,331,992
01/01/2010 to 12/31/2010	$8.81771	$9.64205	1,541,048
01/01/2011 to 12/31/2011	$9.64205	$9.24995	1,328,344
01/01/2012 to 12/31/2012	$9.24995	$9.96648	1,332,263
01/01/2013 to 12/31/2013	$9.96648	$10.94893	1,233,948
01/01/2014 to 12/31/2014	$10.94893	$11.24736	1,214,888
01/01/2015 to 12/31/2015	$11.24736	$10.97077	892,934
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.74103	$8.26425	543,791
01/01/2010 to 12/31/2010	$8.26425	$9.23272	948,470
01/01/2011 to 12/31/2011	$9.23272	$8.80549	703,756
01/01/2012 to 12/31/2012	$8.80549	$9.97103	951,558
01/01/2013 to 12/31/2013	$9.97103	$11.50154	1,137,541
01/01/2014 to 12/31/2014	$11.50154	$11.84787	1,123,607
01/01/2015 to 12/31/2015	$11.84787	$11.51300	1,921,933
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$8.09705	$9.93257	736,844
01/01/2010 to 12/31/2010	$9.93257	$10.85093	1,274,924
01/01/2011 to 12/31/2011	$10.85093	$10.24382	1,044,460
01/01/2012 to 12/31/2012	$10.24382	$11.12293	1,206,123
01/01/2013 to 12/31/2013	$11.12293	$12.43257	1,267,606
01/01/2014 to 12/31/2014	$12.43257	$12.51586	1,177,253
01/01/2015 to 10/16/2015	$12.51586	$12.11006	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.12056	$9.24860	13,291
01/01/2010 to 12/31/2010	$9.24860	$11.97731	14,714
01/01/2011 to 12/31/2011	$11.97731	$10.16820	12,507
01/01/2012 to 12/31/2012	$10.16820	$11.92855	19,897
01/01/2013 to 12/31/2013	$11.92855	$16.41123	23,106
01/01/2014 to 12/31/2014	$16.41123	$16.82656	23,598
01/01/2015 to 12/31/2015	$16.82656	$16.65965	21,384

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.55110	$8.58389	7,475
01/01/2010 to 12/31/2010	$8.58389	$11.44129	13,593
01/01/2011 to 12/31/2011	$11.44129	$11.06953	14,395
01/01/2012 to 12/31/2012	$11.06953	$12.13176	22,429
01/01/2013 to 12/31/2013	$12.13176	$16.02249	26,471
01/01/2014 to 12/31/2014	$16.02249	$16.25234	25,882
01/01/2015 to 12/31/2015	$16.25234	$16.00390	31,018
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.53328	$9.75803	8,423
01/01/2010 to 12/31/2010	$9.75803	$12.01245	13,701
01/01/2011 to 12/31/2011	$12.01245	$11.03554	11,981
01/01/2012 to 12/31/2012	$11.03554	$12.73983	13,455
01/01/2013 to 12/31/2013	$12.73983	$17.10295	14,519
01/01/2014 to 12/31/2014	$17.10295	$17.59056	14,722
01/01/2015 to 12/31/2015	$17.59056	$16.44591	11,355
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.54115	$10.31836	713,198
01/01/2010 to 12/31/2010	$10.31836	$11.24440	1,121,419
01/01/2011 to 12/31/2011	$11.24440	$11.20462	974,269
01/01/2012 to 12/31/2012	$11.20462	$12.42437	1,249,134
01/01/2013 to 12/31/2013	$12.42437	$14.18257	1,335,103
01/01/2014 to 12/31/2014	$14.18257	$14.67176	1,306,134
01/01/2015 to 12/31/2015	$14.67176	$14.34086	1,666,248
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.16691	$7.86669	41,306
01/01/2010 to 12/31/2010	$7.86669	$8.70417	66,947
01/01/2011 to 12/31/2011	$8.70417	$8.36524	46,033
01/01/2012 to 12/31/2012	$8.36524	$9.58274	57,679
01/01/2013 to 12/31/2013	$9.58274	$12.14221	50,271
01/01/2014 to 12/31/2014	$12.14221	$12.74921	42,833
01/01/2015 to 10/16/2015	$12.74921	$11.75837	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.28717	$9.58786	32,361
01/01/2010 to 12/31/2010	$9.58786	$10.84896	54,510
01/01/2011 to 12/31/2011	$10.84896	$10.42050	32,934
01/01/2012 to 12/31/2012	$10.42050	$11.97100	51,939
01/01/2013 to 12/31/2013	$11.97100	$16.84560	50,813
01/01/2014 to 12/31/2014	$16.84560	$17.83237	62,494
01/01/2015 to 12/31/2015	$17.83237	$19.09260	69,005
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.70240	$12.93549	73,664
01/01/2010 to 12/31/2010	$12.93549	$15.22376	126,830
01/01/2011 to 12/31/2011	$15.22376	$12.65564	97,965
01/01/2012 to 12/31/2012	$12.65564	$12.81165	135,945
01/01/2013 to 12/31/2013	$12.81165	$14.44278	121,010
01/01/2014 to 12/31/2014	$14.44278	$12.93120	113,122
01/01/2015 to 12/31/2015	$12.93120	$10.20163	103,589

Sub-Accounts	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Accumulation Units Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.86104	$10.91472	29,565
01/01/2010 to 12/31/2010	$10.91472	$11.27667	44,913
01/01/2011 to 12/31/2011	$11.27667	$11.47253	44,268
01/01/2012 to 12/31/2012	$11.47253	$11.79435	48,601
01/01/2013 to 12/31/2013	$11.79435	$11.09100	29,666
01/01/2014 to 12/31/2014	$11.09100	$10.89663	31,477
01/01/2015 to 12/31/2015	$10.89663	$10.15474	27,310
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.74865	$8.54740	170,491
01/01/2010 to 12/31/2010	$8.54740	$9.57358	155,762
01/01/2011 to 12/31/2011	$9.57358	$9.03083	134,788
01/01/2012 to 12/31/2012	$9.03083	$9.79434	174,625
01/01/2013 to 12/31/2013	$9.79434	$11.53150	254,844
01/01/2014 to 12/31/2014	$11.53150	$11.88693	300,394
01/01/2015 to 12/31/2015	$11.88693	$11.54048	245,006
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.36719	$10.07192	80,753
01/01/2010 to 12/31/2010	$10.07192	$10.60805	137,974
01/01/2011 to 12/31/2011	$10.60805	$10.98935	114,585
01/01/2012 to 12/31/2012	$10.98935	$11.57971	143,134
01/01/2013 to 12/31/2013	$11.57971	$11.14492	161,646
01/01/2014 to 12/31/2014	$11.14492	$11.67273	145,509
01/01/2015 to 12/31/2015	$11.67273	$11.54569	169,536
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.60935	$8.40437	632,509
01/01/2010 to 12/31/2010	$8.40437	$9.05230	1,162,191
01/01/2011 to 12/31/2011	$9.05230	$8.69706	814,628
01/01/2012 to 09/21/2012	$8.69706	$9.69699	0

*	Denotes the start date of these sub-accounts

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS

Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation

The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{($67,005 – $3,350) – [($67,005 – $3,350) * $1,650/($45,000 – $3,350)]} * 1.05
	=	($63,655 – $2,522) * 1.05
$64,190

Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222

Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444

The Death Benefit therefore is $64,190.

Example with death after Death Benefit Target Date

Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556

Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $7,143
	=	$92,857

Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $92,857.
B- 1

Examples of Highest Daily Value Death Benefit Calculation

The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

Example with market increase and death before Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

Example with withdrawals

Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000

The Death Benefit therefore is $80,000.

Example with death after Death Benefit Target Date

Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000

The Death Benefit therefore is $88,214.
B- 2

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	C – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

▪	Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	F – the total value of all Benefit Fixed Rate Account allocations.

▪	I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

▪	T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

▪	I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

▪	If r (>) Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

▪	If r (<) Cl, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
C- 1

The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T(>)0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account

T	=	{Min(F, [L – F – V * Ct] / (1 – Ct))}	T(<)0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts.

Example:

Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.

Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28

Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%

Since r (>) Cu (because 83.11% (>) 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min (V, [L – F – V * Ct] / (1 – Ct))}
	=	{Min (92,300.00, [76,710.28 – 0 – 92,300.00 * 0.80] / (1 – 0.80))}
	=	{Min (92,300.00, 14,351.40)}
	=	14,351.40

FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a

If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.

Transfer Calculation:

The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:

If (F / (V + F) > .90) then T = F – (V + F) * ..90

If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

▪	If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
C- 2

The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account

T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts.

Age 65 “a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.
C- 3

APPENDIX D – FORMULA UNDER HIGHEST DAILY GRO BENEFIT

FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity.

▪	V is the current Account Value of the elected Sub-accounts of the Annuity.

▪	B is the total current value of the AST bond portfolio Sub-account.

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

For each guarantee provided under the benefit,

▪	Gi is the guarantee amount.

▪	Ni is the number of days until the maturity date.

▪	di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).

Next the formula calculates the following formula ratio:

r	=	(L – B) / V.

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

The formula will transfer assets into the Transfer Account if r > Cu.

The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

D- 1

FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪	di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation

The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]

If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / V

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

D- 2

The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}

If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

D- 3

FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT

TO STATE APPROVAL.

The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪	“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di)^(Ni /365)

Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪	di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

D- 4

The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct] / (1 – Ct ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r<C1 and B>0.

The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct ] / (1 – Ct))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

D- 5

APPENDIX E – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

1. Formula for Contracts Issued on or after July 21, 2008

(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪	P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪	If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪	If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.
E- 1

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts

2. Formula for Contracts Issued Prior TO 7/21/08

(Without Election of 90% Cap Feature)

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪	P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

TARGET VALUE CALCULATION:

On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪	If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.
E- 2

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts]

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula.

Target Value Calculation:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

Transfer Calculation:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

▪	If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST

E- 3

Investment Grade Bond Portfolio Sub-account , any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008

See above for the Terms and Definitions Referenced in the Calculation Formula

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account :

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * .90]

If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B/(VV + VF +B) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)
▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account , provided transfers are not suspended under the 90% Cap Feature described below.

▪	If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.

At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

E- 4

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages.
E- 5

APPENDIX F – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
THE AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪	P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
F- 1

▪	If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪	If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX(0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.
F- 2

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

*	The values set forth in this table are applied to all ages.
**	In all subsequent years and months thereafter, the annuity factor is 4.06
F- 3

APPENDIX G – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN

CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.

Jurisdiction	Special Provisions
Connecticut	The Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income Accelerator is not available for election.
Florida	The earliest Annuity Date is one year from the Issue Date.
Illinois	The earliest Annuity Date is one year from the Issue Date.
Massachusetts

If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Medically-Related Surrenders are not available.

Additional Purchase Payments not permitted on B, L, and X Share.

Montana	If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Texas	Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
Washington

If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.

Additional Purchase Payments not permitted on B, L, and X Share.

Minimum Annuity Payments are $20.

The Highest Daily Lifetime Six Plus Income Benefit with Lifetime Income Accelerator is not available for election.

The Combination 5% Roll-up and Highest Anniversary Value (“HAV”) Death Benefit is not available for election.

G- 1

APPENDIX H – FORMULA UNDER HIGHEST DAILY GRO II BENEFIT

FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪	di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)(Ni/365)

Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap feature”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
H- 1

If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

H- 2

FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL

The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪	“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)(Ni/365)

Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪	di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

H- 3

The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

The formula will transfer assets out of the Transfer Account if r < C1 and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}

If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

H- 4

APPENDIX I – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

(including Highest Daily Lifetime 6 Plus LIA)

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE

AST INVESTMENT GRADE BOND SUB-ACCOUNT

TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪	P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

DAILY CALCULATIONS

TARGET VALUE CALCULATION:

On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
I- 1

TRANSFER CALCULATION:

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪	If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪	If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts

MONTHLY CALCULATION

On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

If, after the daily Transfer Calculation is performed,

{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.
I- 2

“a” Factors for Liability Calculations

(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06	**

*	The values set forth in this table are applied to all ages.
**	In all subsequent years and months thereafter, the annuity factor is 4.06.
I- 3

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS PREMIER Bb-PROS (4/29/2016).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:
PRUCO LIFE	PRUDENTIAL ANNUITIES
INSURANCE COMPANY	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudentialannuities.com	http://www.prudentialannuities.com

MAILING ADDRESSES:

Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional Information.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

PART B
STATEMENT OF ADDITIONAL INFORMATION

April 29, 2016

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity Bb SeriesSM ("Bb Series") annuity contract (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series prospectus dated April 29, 2016. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

TABLE OF CONTENTS

PAGE

Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	3
Determination of Accumulation Unit Values	3
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888

The Prudential Premier Variable Annuity Bb SeriesSM, is a service mark of The Prudential Insurance Company of America.

1

COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2015 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life, PAD received commissions of $697,921,302.44, $773,337,473 and $816,806,293 in 2015, 2014, and 2013, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.

In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.

Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2015) received payment with respect to annuity business during 2015 (or as to which a payment amount was accrued during 2015). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco

2

Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

During 2015, non-cash compensation received by Firms and Entities ranged from $16.67 to $815,993.88. During 2015, cash compensation received by Firms ranged from $98.00 to $8,868,047.39.

CYBER SECURITY RISK

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

3

In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

4

Separate Account Financial Information

Appendix A

A-1

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: With only HD GRO (1.30%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.10439	$7.20298	42,369
01/01/2009 to 12/31/2009	$7.20298	$8.84253	91,490
01/01/2010 to 12/31/2010	$8.84253	$9.77347	42,393
01/01/2011 to 12/31/2011	$9.77347	$9.39157	37,547
01/01/2012 to 12/31/2012	$9.39157	$10.43599	30,682
01/01/2013 to 12/31/2013	$10.43599	$11.32962	6,769
01/01/2014 to 12/31/2014	$11.32962	$11.61123	10,253
01/01/2015 to 12/31/2015	$11.61123	$11.09322	6,407

AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.08847	$7.30819	56,411
01/01/2009 to 12/31/2009	$7.30819	$9.10472	32,785
01/01/2010 to 12/31/2010	$9.10472	$10.21977	32,553
01/01/2011 to 12/31/2011	$10.21977	$10.10008	37,226
01/01/2012 to 12/31/2012	$10.10008	$11.33121	21,591
01/01/2013 to 12/31/2013	$11.33121	$13.03783	5,208
01/01/2014 to 12/31/2014	$13.03783	$13.65661	11,828
01/01/2015 to 12/31/2015	$13.65661	$13.58967	8,340

AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.14809	$7.04726	7,929
01/01/2009 to 12/31/2009	$7.04726	$8.19333	6,526
01/01/2010 to 12/31/2010	$8.19333	$9.20808	7,518
01/01/2011 to 12/31/2011	$9.20808	$9.41467	6,264
01/01/2012 to 05/04/2012	$9.41467	$10.24268	0

AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.08643	$7.42670	93,398
01/01/2009 to 12/31/2009	$7.42670	$9.03939	90,979
01/01/2010 to 12/31/2010	$9.03939	$10.02216	11,379
01/01/2011 to 12/31/2011	$10.02216	$9.77339	10,863
01/01/2012 to 12/31/2012	$9.77339	$10.85145	12,994
01/01/2013 to 12/31/2013	$10.85145	$12.60267	6,128
01/01/2014 to 12/31/2014	$12.60267	$13.25236	12,996
01/01/2015 to 12/31/2015	$13.25236	$13.14458	10,377

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99894	$9.18990	0
01/01/2012 to 12/31/2012	$9.18990	$10.15104	0
01/01/2013 to 12/31/2013	$10.15104	$11.10824	0
01/01/2014 to 12/31/2014	$11.10824	$11.50246	0
01/01/2015 to 12/31/2015	$11.50246	$11.01421	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99894	$10.52684	0
01/01/2014 to 12/31/2014	$10.52684	$10.76357	0
01/01/2015 to 12/31/2015	$10.76357	$10.65437	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/28/2008 to 12/31/2008	$10.00750	$9.71676	199
01/01/2009 to 12/31/2009	$9.71676	$10.57328	1,182
01/01/2010 to 12/31/2010	$10.57328	$10.84447	633
01/01/2011 to 12/31/2011	$10.84447	$10.94615	26,092
01/01/2012 to 12/31/2012	$10.94615	$11.31268	14,938
01/01/2013 to 12/31/2013	$11.31268	$10.92465	281
01/01/2014 to 12/31/2014	$10.92465	$10.77389	525
01/01/2015 to 12/31/2015	$10.77389	$10.68730	352

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/28/2008 to 12/31/2008	$10.01506	$9.41587	8,284
01/01/2009 to 12/31/2009	$9.41587	$10.83111	22,887
01/01/2010 to 12/31/2010	$10.83111	$11.51730	12,005
01/01/2011 to 12/31/2011	$11.51730	$11.73093	10,560
01/01/2012 to 12/31/2012	$11.73093	$12.65976	19,536
01/01/2013 to 12/31/2013	$12.65976	$12.26767	3,000
01/01/2014 to 12/31/2014	$12.26767	$12.62260	8,639
01/01/2015 to 12/31/2015	$12.62260	$12.19793	6,808

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99929	$9.42733	0
01/01/2010 to 12/31/2010	$9.42733	$10.29055	0
01/01/2011 to 12/31/2011	$10.29055	$11.13779	0
01/01/2012 to 12/31/2012	$11.13779	$11.45262	0
01/01/2013 to 12/31/2013	$11.45262	$11.22783	0
01/01/2014 to 12/31/2014	$11.22783	$11.13468	0
01/01/2015 to 12/31/2015	$11.13468	$10.96668	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99894	$12.09377	166,636
01/01/2009 to 12/31/2009	$12.09377	$11.21615	193,423
01/01/2010 to 12/31/2010	$11.21615	$12.31074	106,727
01/01/2011 to 12/31/2011	$12.31074	$13.80307	56,605
01/01/2012 to 12/31/2012	$13.80307	$14.40463	27,680
01/01/2013 to 12/31/2013	$14.40463	$13.77289	18,044
01/01/2014 to 12/31/2014	$13.77289	$13.95817	18,039
01/01/2015 to 12/31/2015	$13.95817	$13.89063	18,034

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99894	$12.16291	221,272
01/01/2009 to 12/31/2009	$12.16291	$11.08225	225,786
01/01/2010 to 12/31/2010	$11.08225	$12.18296	154,755
01/01/2011 to 12/31/2011	$12.18296	$13.94770	54,491
01/01/2012 to 12/31/2012	$13.94770	$14.57520	11,994
01/01/2013 to 12/31/2013	$14.57520	$13.69295	10,108
01/01/2014 to 12/31/2014	$13.69295	$14.09353	4,997
01/01/2015 to 12/31/2015	$14.09353	$14.06169	4,921

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99929	$8.83518	4,100
01/01/2010 to 12/31/2010	$8.83518	$9.75485	207,599
01/01/2011 to 12/31/2011	$9.75485	$11.42811	25,725
01/01/2012 to 12/31/2012	$11.42811	$11.99415	0
01/01/2013 to 12/31/2013	$11.99415	$11.06874	0
01/01/2014 to 12/31/2014	$11.06874	$11.59963	0
01/01/2015 to 12/31/2015	$11.59963	$11.62567	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99858	$11.06626	227,501
01/01/2011 to 12/31/2011	$11.06626	$13.14210	143,792
01/01/2012 to 12/31/2012	$13.14210	$13.85470	11,016
01/01/2013 to 12/31/2013	$13.85470	$12.71942	0
01/01/2014 to 12/31/2014	$12.71942	$13.52057	0
01/01/2015 to 12/31/2015	$13.52057	$13.58505	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99894	$12.08351	238,101
01/01/2012 to 12/31/2012	$12.08351	$12.62575	204,327
01/01/2013 to 12/31/2013	$12.62575	$11.24906	43,080
01/01/2014 to 12/31/2014	$11.24906	$12.25614	29,617
01/01/2015 to 12/31/2015	$12.25614	$12.35246	32,091

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99859	$10.45376	62,418
01/01/2013 to 12/31/2013	$10.45376	$9.26704	325,512
01/01/2014 to 12/31/2014	$9.26704	$10.30246	64,460
01/01/2015 to 12/31/2015	$10.30246	$10.44565	23,076

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99929	$8.79557	92,989
01/01/2014 to 12/31/2014	$8.79557	$9.94961	104,529
01/01/2015 to 12/31/2015	$9.94961	$10.10096	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99929	$11.36236	65,645
01/01/2015 to 12/31/2015	$11.36236	$11.44066	182,912

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99929	$9.99012	70,439

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14571	$10.30543	0
01/01/2010 to 12/31/2010	$10.30543	$11.56937	0
01/01/2011 to 12/31/2011	$11.56937	$10.75048	0
01/01/2012 to 12/31/2012	$10.75048	$12.01682	0
01/01/2013 to 12/31/2013	$12.01682	$15.59092	0
01/01/2014 to 12/31/2014	$15.59092	$16.97078	0
01/01/2015 to 12/31/2015	$16.97078	$15.95468	0

AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.12100	$6.97189	79,792
01/01/2009 to 12/31/2009	$6.97189	$8.62574	96,982
01/01/2010 to 12/31/2010	$8.62574	$9.65397	53,202
01/01/2011 to 12/31/2011	$9.65397	$9.29898	55,767
01/01/2012 to 12/31/2012	$9.29898	$10.43923	38,458
01/01/2013 to 12/31/2013	$10.43923	$12.64262	17,040
01/01/2014 to 12/31/2014	$12.64262	$13.35334	13,236
01/01/2015 to 12/31/2015	$13.35334	$13.25228	7,305

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99894	$11.70015	0
01/01/2014 to 12/31/2014	$11.70015	$13.12184	0
01/01/2015 to 12/31/2015	$13.12184	$12.49071	0

AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$10.37405	$6.63048	0
01/01/2009 to 12/31/2009	$6.63048	$8.63524	0
01/01/2010 to 12/31/2010	$8.63524	$10.97024	974
01/01/2011 to 12/31/2011	$10.97024	$11.54327	0
01/01/2012 to 12/31/2012	$11.54327	$13.14391	0
01/01/2013 to 12/31/2013	$13.14391	$13.38165	0
01/01/2014 to 12/31/2014	$13.38165	$17.29362	0
01/01/2015 to 12/31/2015	$17.29362	$17.89860	0

AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$10.26336	$10.05061	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99894	$9.71401	0
01/01/2014 to 12/31/2014	$9.71401	$10.07859	0
01/01/2015 to 12/31/2015	$10.07859	$9.93952	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10371	$7.52556	7,197
01/01/2009 to 12/31/2009	$7.52556	$9.00621	26,427
01/01/2010 to 12/31/2010	$9.00621	$10.07518	15,713
01/01/2011 to 12/31/2011	$10.07518	$9.70013	12,269
01/01/2012 to 12/31/2012	$9.70013	$10.88116	12,464
01/01/2013 to 12/31/2013	$10.88116	$12.80651	1,728
01/01/2014 to 12/31/2014	$12.80651	$13.36516	0
01/01/2015 to 10/16/2015	$13.36516	$13.37143	0

AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.11777	$6.85749	379
01/01/2009 to 12/31/2009	$6.85749	$8.38411	210
01/01/2010 to 12/31/2010	$8.38411	$9.46532	218
01/01/2011 to 12/31/2011	$9.46532	$9.20344	256
01/01/2012 to 12/31/2012	$9.20344	$10.05149	255
01/01/2013 to 12/31/2013	$10.05149	$11.38712	0
01/01/2014 to 12/31/2014	$11.38712	$11.59527	0
01/01/2015 to 12/31/2015	$11.59527	$11.55987	0

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99894	$7.48579	413
01/01/2009 to 11/13/2009	$7.48579	$8.39963	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99894	$10.77544	9,045
01/01/2013 to 12/31/2013	$10.77544	$13.24022	4,894
01/01/2014 to 12/31/2014	$13.24022	$13.48564	5,159
01/01/2015 to 10/16/2015	$13.48564	$12.95983	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99894	$10.84405	0
01/01/2014 to 12/31/2014	$10.84405	$10.97888	3,396
01/01/2015 to 10/16/2015	$10.97888	$10.51052	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17562	$6.12398	0
01/01/2009 to 12/31/2009	$6.12398	$8.16733	0
01/01/2010 to 12/31/2010	$8.16733	$9.69097	0
01/01/2011 to 12/31/2011	$9.69097	$9.08469	0
01/01/2012 to 12/31/2012	$9.08469	$11.37184	0
01/01/2013 to 12/31/2013	$11.37184	$11.71397	0
01/01/2014 to 12/31/2014	$11.71397	$13.17359	0
01/01/2015 to 12/31/2015	$13.17359	$12.99284	0

AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$10.08794	$6.65118	10,333
01/01/2009 to 12/31/2009	$6.65118	$9.80921	6,925
01/01/2010 to 12/31/2010	$9.80921	$10.67947	9,638
01/01/2011 to 12/31/2011	$10.67947	$10.12542	7,539
01/01/2012 to 12/31/2012	$10.12542	$11.97092	3,591
01/01/2013 to 12/31/2013	$11.97092	$15.33183	1,993
01/01/2014 to 02/07/2014	$15.33183	$15.08890	0

AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.16584	$6.41698	0
01/01/2009 to 12/31/2009	$6.41698	$7.55020	5,234
01/01/2010 to 12/31/2010	$7.55020	$8.41375	3,282
01/01/2011 to 12/31/2011	$8.41375	$7.84754	3,903
01/01/2012 to 12/31/2012	$7.84754	$9.27032	1,389
01/01/2013 to 12/31/2013	$9.27032	$12.22096	680
01/01/2014 to 12/31/2014	$12.22096	$13.64845	7,770
01/01/2015 to 12/31/2015	$13.64845	$12.85062	5,156

AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.19125	$6.59238	0
01/01/2009 to 12/31/2009	$6.59238	$10.22335	4,054
01/01/2010 to 12/31/2010	$10.22335	$12.09301	5,020
01/01/2011 to 12/31/2011	$12.09301	$11.58263	3,365
01/01/2012 to 12/31/2012	$11.58263	$13.67656	1,036
01/01/2013 to 12/31/2013	$13.67656	$17.84728	1,576
01/01/2014 to 12/31/2014	$17.84728	$19.64912	8,740
01/01/2015 to 12/31/2015	$19.64912	$18.29413	6,437

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08938	$7.63484	81,939
01/01/2009 to 12/31/2009	$7.63484	$9.29920	1,901
01/01/2010 to 12/31/2010	$9.29920	$10.24452	1,325
01/01/2011 to 12/31/2011	$10.24452	$10.06197	2,859
01/01/2012 to 12/31/2012	$10.06197	$10.93890	2,799
01/01/2013 to 12/31/2013	$10.93890	$11.85897	1,224
01/01/2014 to 12/31/2014	$11.85897	$12.17992	0
01/01/2015 to 12/31/2015	$12.17992	$11.91426	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03382	$7.65252	0
01/01/2009 to 12/31/2009	$7.65252	$9.58245	2,822
01/01/2010 to 12/31/2010	$9.58245	$11.99146	4,401
01/01/2011 to 12/31/2011	$11.99146	$11.99191	1,251
01/01/2012 to 12/31/2012	$11.99191	$13.69521	1,423
01/01/2013 to 12/31/2013	$13.69521	$18.76663	1,059
01/01/2014 to 12/31/2014	$18.76663	$19.85930	4,901
01/01/2015 to 12/31/2015	$19.85930	$18.52730	3,331

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.20727	$6.75418	0
01/01/2009 to 12/31/2009	$6.75418	$7.88493	0
01/01/2010 to 12/31/2010	$7.88493	$8.75220	0
01/01/2011 to 12/31/2011	$8.75220	$8.59746	0
01/01/2012 to 12/31/2012	$8.59746	$9.62444	0
01/01/2013 to 12/31/2013	$9.62444	$12.79101	0
01/01/2014 to 12/31/2014	$12.79101	$12.82353	0
01/01/2015 to 12/31/2015	$12.82353	$11.89141	0

AST High Yield Portfolio
01/28/2008 to 12/31/2008	$9.99894	$7.42367	2,642
01/01/2009 to 12/31/2009	$7.42367	$9.93381	2,867
01/01/2010 to 12/31/2010	$9.93381	$11.13015	1,392
01/01/2011 to 12/31/2011	$11.13015	$11.33611	1,537
01/01/2012 to 12/31/2012	$11.33611	$12.74319	1,459
01/01/2013 to 12/31/2013	$12.74319	$13.48288	652
01/01/2014 to 12/31/2014	$13.48288	$13.65026	1,238
01/01/2015 to 12/31/2015	$13.65026	$12.99492	859

AST International Growth Portfolio
01/28/2008 to 12/31/2008	$10.09807	$5.56317	0
01/01/2009 to 12/31/2009	$5.56317	$7.42983	12,482
01/01/2010 to 12/31/2010	$7.42983	$8.39779	7,591
01/01/2011 to 12/31/2011	$8.39779	$7.21877	2,181
01/01/2012 to 12/31/2012	$7.21877	$8.57742	2,824
01/01/2013 to 12/31/2013	$8.57742	$10.08092	1,505
01/01/2014 to 12/31/2014	$10.08092	$9.40169	1,993
01/01/2015 to 12/31/2015	$9.40169	$9.57312	1,213

AST International Value Portfolio
01/28/2008 to 12/31/2008	$10.06551	$6.22962	0
01/01/2009 to 12/31/2009	$6.22962	$8.02537	11,508
01/01/2010 to 12/31/2010	$8.02537	$8.80034	6,995
01/01/2011 to 12/31/2011	$8.80034	$7.59729	2,031
01/01/2012 to 12/31/2012	$7.59729	$8.75042	2,630
01/01/2013 to 12/31/2013	$8.75042	$10.31966	1,404
01/01/2014 to 12/31/2014	$10.31966	$9.50422	1,860
01/01/2015 to 12/31/2015	$9.50422	$9.45898	1,132

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99894	$10.76964	455,970
01/01/2009 to 12/31/2009	$10.76964	$11.83321	129,907
01/01/2010 to 12/31/2010	$11.83321	$12.94422	54,382
01/01/2011 to 12/31/2011	$12.94422	$14.36852	180,107
01/01/2012 to 12/31/2012	$14.36852	$15.51738	67,567
01/01/2013 to 12/31/2013	$15.51738	$14.83081	26,516
01/01/2014 to 12/31/2014	$14.83081	$15.62564	23,873
01/01/2015 to 12/31/2015	$15.62564	$15.60609	68,832

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11189	$7.15757	1,938
01/01/2009 to 12/31/2009	$7.15757	$8.94985	6,705
01/01/2010 to 12/31/2010	$8.94985	$10.05574	5,987
01/01/2011 to 12/31/2011	$10.05574	$9.87022	7,104
01/01/2012 to 12/31/2012	$9.87022	$11.06691	7,989
01/01/2013 to 12/31/2013	$11.06691	$12.70360	1,496
01/01/2014 to 12/31/2014	$12.70360	$13.33881	23
01/01/2015 to 12/31/2015	$13.33881	$13.02966	17

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$10.08333	$6.42232	8,236
01/01/2009 to 12/31/2009	$6.42232	$8.61481	10,496
01/01/2010 to 12/31/2010	$8.61481	$9.11400	9,666
01/01/2011 to 12/31/2011	$9.11400	$8.17393	8,268
01/01/2012 to 12/31/2012	$8.17393	$9.83684	3,670
01/01/2013 to 12/31/2013	$9.83684	$11.20224	944
01/01/2014 to 12/31/2014	$11.20224	$10.35459	1,687
01/01/2015 to 12/31/2015	$10.35459	$9.93599	876

AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.12816	$8.04051	14,529
01/01/2009 to 12/31/2009	$8.04051	$9.68501	44,258
01/01/2010 to 12/31/2010	$9.68501	$10.26045	42,572
01/01/2011 to 12/31/2011	$10.26045	$10.15261	55,208
01/01/2012 to 12/31/2012	$10.15261	$11.09649	9,955
01/01/2013 to 12/31/2013	$11.09649	$12.16250	2,331
01/01/2014 to 12/31/2014	$12.16250	$12.66064	671
01/01/2015 to 12/31/2015	$12.66064	$12.47534	634

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08433	$10.29565	0
01/01/2010 to 12/31/2010	$10.29565	$11.31363	0
01/01/2011 to 12/31/2011	$11.31363	$11.24266	0
01/01/2012 to 12/31/2012	$11.24266	$12.78372	0
01/01/2013 to 12/31/2013	$12.78372	$17.22508	0
01/01/2014 to 12/31/2014	$17.22508	$18.62008	0
01/01/2015 to 12/31/2015	$18.62008	$20.33578	0

AST Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.24678	$6.25411	0
01/01/2009 to 12/31/2009	$6.25411	$7.37369	15,508
01/01/2010 to 12/31/2010	$7.37369	$8.23695	9,367
01/01/2011 to 12/31/2011	$8.23695	$7.79112	3,829
01/01/2012 to 12/31/2012	$7.79112	$8.98982	4,409
01/01/2013 to 12/31/2013	$8.98982	$12.41192	2,290
01/01/2014 to 12/31/2014	$12.41192	$13.93693	3,444
01/01/2015 to 12/31/2015	$13.93693	$12.68001	2,177

AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.13317	$6.26305	3,560
01/01/2009 to 12/31/2009	$6.26305	$8.02264	11,982
01/01/2010 to 12/31/2010	$8.02264	$9.48403	7,090
01/01/2011 to 12/31/2011	$9.48403	$9.27693	2,384
01/01/2012 to 12/31/2012	$9.27693	$10.28104	2,960
01/01/2013 to 12/31/2013	$10.28104	$13.86484	1,573
01/01/2014 to 12/31/2014	$13.86484	$15.13636	3,411
01/01/2015 to 12/31/2015	$15.13636	$16.44695	1,926

AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.01659	$7.75694	0
01/01/2009 to 12/31/2009	$7.75694	$10.30711	8,745
01/01/2010 to 12/31/2010	$10.30711	$11.53974	2,680
01/01/2011 to 12/31/2011	$11.53974	$12.55043	4,299
01/01/2012 to 12/31/2012	$12.55043	$13.12389	0
01/01/2013 to 12/31/2013	$13.12389	$12.69635	0
01/01/2014 to 12/31/2014	$12.69635	$13.33408	0
01/01/2015 to 12/31/2015	$13.33408	$13.08603	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$10.11112	$7.21708	9,076
01/01/2009 to 12/31/2009	$7.21708	$9.36927	13,811
01/01/2010 to 12/31/2010	$9.36927	$10.36325	8,688
01/01/2011 to 12/31/2011	$10.36325	$9.90992	8,766
01/01/2012 to 12/31/2012	$9.90992	$12.04032	5,013
01/01/2013 to 12/31/2013	$12.04032	$15.17025	2,240
01/01/2014 to 12/31/2014	$15.17025	$15.51925	4,253
01/01/2015 to 12/31/2015	$15.51925	$15.09566	2,950

AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$10.13173	$6.96848	0
01/01/2009 to 12/31/2009	$6.96848	$8.55087	5,627
01/01/2010 to 12/31/2010	$8.55087	$9.52023	3,283
01/01/2011 to 12/31/2011	$9.52023	$9.34224	3,169
01/01/2012 to 12/31/2012	$9.34224	$10.79785	0
01/01/2013 to 12/31/2013	$10.79785	$14.57196	0
01/01/2014 to 12/31/2014	$14.57196	$15.63787	0
01/01/2015 to 12/31/2015	$15.63787	$16.55310	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99894	$10.21092	0
01/01/2013 to 12/31/2013	$10.21092	$13.55792	0
01/01/2014 to 12/31/2014	$13.55792	$14.75141	0
01/01/2015 to 12/31/2015	$14.75141	$14.45677	0

AST Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23704	$6.75166	0
01/01/2009 to 12/31/2009	$6.75166	$9.25678	11,367
01/01/2010 to 12/31/2010	$9.25678	$11.29533	6,840
01/01/2011 to 12/31/2011	$11.29533	$10.76575	3,068
01/01/2012 to 12/31/2012	$10.76575	$12.58399	2,685
01/01/2013 to 12/31/2013	$12.58399	$16.44937	1,414
01/01/2014 to 12/31/2014	$16.44937	$18.66901	2,049
01/01/2015 to 12/31/2015	$18.66901	$17.21151	1,281

AST Money Market Portfolio
01/28/2008 to 12/31/2008	$9.99999	$10.09598	101,102
01/01/2009 to 12/31/2009	$10.09598	$9.99076	23,106
01/01/2010 to 12/31/2010	$9.99076	$9.86491	32,689
01/01/2011 to 12/31/2011	$9.86491	$9.74087	19,960
01/01/2012 to 12/31/2012	$9.74087	$9.61632	2,224
01/01/2013 to 12/31/2013	$9.61632	$9.49253	543
01/01/2014 to 12/31/2014	$9.49253	$9.37099	1,001
01/01/2015 to 12/31/2015	$9.37099	$9.25064	664

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.18499	$6.39885	1,599
01/01/2009 to 12/31/2009	$6.39885	$8.88414	2,159
01/01/2010 to 12/31/2010	$8.88414	$10.82540	1,354
01/01/2011 to 12/31/2011	$10.82540	$10.42108	974
01/01/2012 to 12/31/2012	$10.42108	$12.04930	1,105
01/01/2013 to 12/31/2013	$12.04930	$16.89141	0
01/01/2014 to 12/31/2014	$16.89141	$19.05089	3,235
01/01/2015 to 12/31/2015	$19.05089	$17.74632	1,513

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02885	$10.07723	0
01/01/2012 to 12/31/2012	$10.07723	$10.43244	0
01/01/2013 to 12/31/2013	$10.43244	$10.00671	0
01/01/2014 to 12/31/2014	$10.00671	$10.38696	0
01/01/2015 to 10/16/2015	$10.38696	$10.38951	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.12623	$6.43407	1,803
01/01/2009 to 12/31/2009	$6.43407	$8.24353	9,297
01/01/2010 to 12/31/2010	$8.24353	$10.47140	8,524
01/01/2011 to 12/31/2011	$10.47140	$10.51151	9,944
01/01/2012 to 12/31/2012	$10.51151	$11.66136	4,357
01/01/2013 to 12/31/2013	$11.66136	$15.26568	2,261
01/01/2014 to 12/31/2014	$15.26568	$16.26621	2,023
01/01/2015 to 10/16/2015	$16.26621	$16.72927	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.06374	$6.57251	0
01/01/2009 to 12/31/2009	$6.57251	$7.95208	0
01/01/2010 to 12/31/2010	$7.95208	$9.44104	0
01/01/2011 to 04/29/2011	$9.44104	$10.60247	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99894	$10.34979	1,715
01/01/2013 to 12/31/2013	$10.34979	$12.14939	0
01/01/2014 to 12/31/2014	$12.14939	$12.60979	0
01/01/2015 to 12/31/2015	$12.60979	$12.29348	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10168	$5.58342	1,985
01/01/2009 to 12/31/2009	$5.58342	$9.17787	5,518
01/01/2010 to 12/31/2010	$9.17787	$11.07776	5,107
01/01/2011 to 12/31/2011	$11.07776	$8.71893	3,815
01/01/2012 to 12/31/2012	$8.71893	$10.15007	2,902
01/01/2013 to 12/31/2013	$10.15007	$10.04205	490
01/01/2014 to 12/31/2014	$10.04205	$9.44897	930
01/01/2015 to 12/31/2015	$9.44897	$7.76750	645

AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.06002	$8.17030	31,043
01/01/2009 to 12/31/2009	$8.17030	$9.68149	28,049
01/01/2010 to 12/31/2010	$9.68149	$10.56759	12,741
01/01/2011 to 12/31/2011	$10.56759	$10.53603	14,786
01/01/2012 to 12/31/2012	$10.53603	$11.47969	12,317
01/01/2013 to 12/31/2013	$11.47969	$12.37623	3,544
01/01/2014 to 12/31/2014	$12.37623	$12.92298	9,637
01/01/2015 to 12/31/2015	$12.92298	$12.77546	8,016

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01886	$10.07711	0
01/01/2012 to 12/31/2012	$10.07711	$10.65490	0
01/01/2013 to 12/31/2013	$10.65490	$10.27485	0
01/01/2014 to 12/31/2014	$10.27485	$10.75766	0
01/01/2015 to 12/31/2015	$10.75766	$10.59108	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.15577	$6.37685	0
01/01/2009 to 12/31/2009	$6.37685	$7.93025	13,836
01/01/2010 to 12/31/2010	$7.93025	$9.31741	6,813
01/01/2011 to 12/31/2011	$9.31741	$8.62634	7,553
01/01/2012 to 12/31/2012	$8.62634	$9.61580	7,496
01/01/2013 to 12/31/2013	$9.61580	$11.10850	4,000
01/01/2014 to 12/31/2014	$11.10850	$11.97449	4,483
01/01/2015 to 12/31/2015	$11.97449	$11.74838	3,042

AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$10.17636	$6.68980	0
01/01/2009 to 12/31/2009	$6.68980	$8.04510	0
01/01/2010 to 12/31/2010	$8.04510	$9.13702	0
01/01/2011 to 12/31/2011	$9.13702	$9.33177	0
01/01/2012 to 12/31/2012	$9.33177	$10.94418	0
01/01/2013 to 12/31/2013	$10.94418	$14.30717	0
01/01/2014 to 12/31/2014	$14.30717	$16.55471	1,272
01/01/2015 to 12/31/2015	$16.55471	$16.84542	594

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99894	$8.92217	0
01/01/2012 to 12/31/2012	$8.92217	$9.96636	0
01/01/2013 to 12/31/2013	$9.96636	$12.04203	0
01/01/2014 to 12/31/2014	$12.04203	$12.66027	0
01/01/2015 to 12/31/2015	$12.66027	$12.51658	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08120	$7.36495	621
01/01/2009 to 12/31/2009	$7.36495	$8.97091	1,814
01/01/2010 to 12/31/2010	$8.97091	$9.91122	940
01/01/2011 to 12/31/2011	$9.91122	$9.60638	1,752
01/01/2012 to 12/31/2012	$9.60638	$10.45801	2,109
01/01/2013 to 12/31/2013	$10.45801	$11.60799	1,175
01/01/2014 to 12/31/2014	$11.60799	$12.04787	2,871
01/01/2015 to 12/31/2015	$12.04787	$11.87348	3,869

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09938	$6.71438	53,682
01/01/2009 to 12/31/2009	$6.71438	$8.40792	72,175
01/01/2010 to 12/31/2010	$8.40792	$9.49048	42,784
01/01/2011 to 12/31/2011	$9.49048	$9.14505	47,121
01/01/2012 to 12/31/2012	$9.14505	$10.46321	11,505
01/01/2013 to 12/31/2013	$10.46321	$12.19441	5,053
01/01/2014 to 12/31/2014	$12.19441	$12.69187	9,489
01/01/2015 to 12/31/2015	$12.69187	$12.46102	6,264

AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$10.08245	$7.35331	5,986
01/01/2009 to 12/31/2009	$7.35331	$9.24887	6,024
01/01/2010 to 12/31/2010	$9.24887	$10.20869	2,280
01/01/2011 to 12/31/2011	$10.20869	$9.73713	4,616
01/01/2012 to 12/31/2012	$9.73713	$10.68267	4,988
01/01/2013 to 12/31/2013	$10.68267	$12.06419	2,364
01/01/2014 to 12/31/2014	$12.06419	$12.27097	0
01/01/2015 to 10/16/2015	$12.27097	$11.97054	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.12639	$6.26046	0
01/01/2009 to 12/31/2009	$6.26046	$8.19873	3,172
01/01/2010 to 12/31/2010	$8.19873	$10.72760	4,850
01/01/2011 to 12/31/2011	$10.72760	$9.20156	4,168
01/01/2012 to 12/31/2012	$9.20156	$10.90673	0
01/01/2013 to 12/31/2013	$10.90673	$15.16091	0
01/01/2014 to 12/31/2014	$15.16091	$15.70587	2,435
01/01/2015 to 12/31/2015	$15.70587	$15.71133	1,142

AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.18998	$7.28972	0
01/01/2009 to 12/31/2009	$7.28972	$9.63618	6,860
01/01/2010 to 12/31/2010	$9.63618	$12.97671	4,168
01/01/2011 to 12/31/2011	$12.97671	$12.68487	1,221
01/01/2012 to 12/31/2012	$12.68487	$14.04669	1,579
01/01/2013 to 12/31/2013	$14.04669	$18.74373	846
01/01/2014 to 12/31/2014	$18.74373	$19.20990	1,122
01/01/2015 to 12/31/2015	$19.20990	$19.11231	682

AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23240	$7.62509	0
01/01/2009 to 12/31/2009	$7.62509	$9.55967	9,411
01/01/2010 to 12/31/2010	$9.55967	$11.89013	5,677
01/01/2011 to 12/31/2011	$11.89013	$11.03624	2,237
01/01/2012 to 12/31/2012	$11.03624	$12.87293	1,886
01/01/2013 to 12/31/2013	$12.87293	$17.46065	1,015
01/01/2014 to 12/31/2014	$17.46065	$18.14459	1,345
01/01/2015 to 12/31/2015	$18.14459	$17.13973	818

AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.09859	$7.74163	24,033
01/01/2009 to 12/31/2009	$7.74163	$9.48714	33,393
01/01/2010 to 12/31/2010	$9.48714	$10.44562	24,297
01/01/2011 to 12/31/2011	$10.44562	$10.51628	24,990
01/01/2012 to 12/31/2012	$10.51628	$11.78230	24,950
01/01/2013 to 12/31/2013	$11.78230	$13.58896	8,089
01/01/2014 to 12/31/2014	$13.58896	$14.20329	13,477
01/01/2015 to 12/31/2015	$14.20329	$14.02701	8,689

AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$10.24327	$6.29814	0
01/01/2009 to 12/31/2009	$6.29814	$7.69684	17,035
01/01/2010 to 12/31/2010	$7.69684	$8.60439	10,422
01/01/2011 to 12/31/2011	$8.60439	$8.35484	2,809
01/01/2012 to 12/31/2012	$8.35484	$9.67022	3,724
01/01/2013 to 12/31/2013	$9.67022	$12.37990	2,004
01/01/2014 to 12/31/2014	$12.37990	$13.13362	2,585
01/01/2015 to 10/16/2015	$13.13362	$12.21226	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.10491	$6.64158	3,438
01/01/2009 to 12/31/2009	$6.64158	$10.05576	19,708
01/01/2010 to 12/31/2010	$10.05576	$11.49618	13,334
01/01/2011 to 12/31/2011	$11.49618	$11.15642	8,474
01/01/2012 to 12/31/2012	$11.15642	$12.94950	11,475
01/01/2013 to 12/31/2013	$12.94950	$18.41140	5,357
01/01/2014 to 12/31/2014	$18.41140	$19.69192	3,910
01/01/2015 to 12/31/2015	$19.69192	$21.30215	2,516

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$10.18510	$5.58255	0
01/01/2009 to 12/31/2009	$5.58255	$8.23044	4,005
01/01/2010 to 12/31/2010	$8.23044	$9.78665	2,336
01/01/2011 to 12/31/2011	$9.78665	$8.21992	2,255
01/01/2012 to 12/31/2012	$8.21992	$8.40779	0
01/01/2013 to 12/31/2013	$8.40779	$9.57650	0
01/01/2014 to 12/31/2014	$9.57650	$8.66322	0
01/01/2015 to 12/31/2015	$8.66322	$6.90556	0

AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$10.03856	$9.44110	1,577
01/01/2009 to 12/31/2009	$9.44110	$10.44910	1,711
01/01/2010 to 12/31/2010	$10.44910	$10.90749	831
01/01/2011 to 12/31/2011	$10.90749	$11.21175	918
01/01/2012 to 12/31/2012	$11.21175	$11.64614	871
01/01/2013 to 12/31/2013	$11.64614	$11.06508	389
01/01/2014 to 12/31/2014	$11.06508	$10.98382	739
01/01/2015 to 12/31/2015	$10.98382	$10.34215	512

AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$10.14066	$6.35952	14,291
01/01/2009 to 12/31/2009	$6.35952	$8.06289	10,268
01/01/2010 to 12/31/2010	$8.06289	$9.12442	7,330
01/01/2011 to 12/31/2011	$9.12442	$8.69622	11,451
01/01/2012 to 12/31/2012	$8.69622	$9.52944	13,450
01/01/2013 to 12/31/2013	$9.52944	$11.33589	6,916
01/01/2014 to 12/31/2014	$11.33589	$11.80638	10,428
01/01/2015 to 12/31/2015	$11.80638	$11.58102	3,761

AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.00869	$9.12808	4,279
01/01/2009 to 12/31/2009	$9.12808	$10.05881	4,644
01/01/2010 to 12/31/2010	$10.05881	$10.70403	2,256
01/01/2011 to 12/31/2011	$10.70403	$11.20336	2,490
01/01/2012 to 12/31/2012	$11.20336	$11.92793	2,364
01/01/2013 to 12/31/2013	$11.92793	$11.59912	1,056
01/01/2014 to 12/31/2014	$11.59912	$12.27440	2,005
01/01/2015 to 12/31/2015	$12.27440	$12.26680	1,391

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07821	$6.65948	6,169
01/01/2009 to 12/31/2009	$6.65948	$8.55057	36,686
01/01/2010 to 12/31/2010	$8.55057	$9.30519	12,554
01/01/2011 to 12/31/2011	$9.30519	$9.03247	13,052
01/01/2012 to 09/21/2012	$9.03247	$10.14668	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (1.45%) OR Highest Daily Value Death Benefit Only (1.45%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06605	$10.29884	0
01/01/2008 to 12/31/2008	$10.29884	$6.92031	7,345
01/01/2009 to 12/31/2009	$6.92031	$8.48293	20,013
01/01/2010 to 12/31/2010	$8.48293	$9.36209	19,532
01/01/2011 to 12/31/2011	$9.36209	$8.98306	15,459
01/01/2012 to 12/31/2012	$8.98306	$9.96722	17,005
01/01/2013 to 12/31/2013	$9.96722	$10.80469	16,820
01/01/2014 to 12/31/2014	$10.80469	$11.05691	12,596
01/01/2015 to 12/31/2015	$11.05691	$10.54797	8,636

AST Advanced Strategies Portfolio
09/04/2007 to 12/31/2007	$10.05143	$10.39752	0
01/01/2008 to 12/31/2008	$10.39752	$7.19429	1,907
01/01/2009 to 12/31/2009	$7.19429	$8.94949	3,791
01/01/2010 to 12/31/2010	$8.94949	$10.03073	4,418
01/01/2011 to 12/31/2011	$10.03073	$9.89859	265
01/01/2012 to 12/31/2012	$9.89859	$11.08880	6,866
01/01/2013 to 12/31/2013	$11.08880	$12.74008	12,958
01/01/2014 to 12/31/2014	$12.74008	$13.32501	5,919
01/01/2015 to 12/31/2015	$13.32501	$13.23995	5,481

AST American Century Income & Growth Portfolio
09/04/2007 to 12/31/2007	$10.12180	$9.63472	0
01/01/2008 to 12/31/2008	$9.63472	$6.19723	0
01/01/2009 to 12/31/2009	$6.19723	$7.19440	0
01/01/2010 to 12/31/2010	$7.19440	$8.07352	375
01/01/2011 to 12/31/2011	$8.07352	$8.24244	322
01/01/2012 to 05/04/2012	$8.24244	$8.96281	0

AST Balanced Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06697	$10.32504	0
01/01/2008 to 12/31/2008	$10.32504	$7.25636	0
01/01/2009 to 12/31/2009	$7.25636	$8.81895	6,533
01/01/2010 to 12/31/2010	$8.81895	$9.76337	6,436
01/01/2011 to 12/31/2011	$9.76337	$9.50706	4,808
01/01/2012 to 12/31/2012	$9.50706	$10.54016	5,331
01/01/2013 to 12/31/2013	$10.54016	$12.22301	6,011
01/01/2014 to 12/31/2014	$12.22301	$12.83410	5,624
01/01/2015 to 12/31/2015	$12.83410	$12.71088	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99882	$9.18077	0
01/01/2012 to 12/31/2012	$9.18077	$10.12587	0
01/01/2013 to 12/31/2013	$10.12587	$11.06443	0
01/01/2014 to 12/31/2014	$11.06443	$11.44021	0
01/01/2015 to 12/31/2015	$11.44021	$10.93843	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99882	$10.51619	0
01/01/2014 to 12/31/2014	$10.51619	$10.73685	0
01/01/2015 to 12/31/2015	$10.73685	$10.61227	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
09/04/2007 to 12/31/2007	$9.99842	$10.30605	0
01/01/2008 to 12/31/2008	$10.30605	$10.27203	0
01/01/2009 to 12/31/2009	$10.27203	$11.16104	499
01/01/2010 to 12/31/2010	$11.16104	$11.43040	53
01/01/2011 to 12/31/2011	$11.43040	$11.52052	46
01/01/2012 to 12/31/2012	$11.52052	$11.88882	52
01/01/2013 to 12/31/2013	$11.88882	$11.46399	58
01/01/2014 to 12/31/2014	$11.46399	$11.28929	62
01/01/2015 to 12/31/2015	$11.28929	$11.18174	62

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
09/04/2007 to 12/31/2007	$9.99842	$10.49431	0
01/01/2008 to 12/31/2008	$10.49431	$10.11063	0
01/01/2009 to 12/31/2009	$10.11063	$11.61306	1,440
01/01/2010 to 12/31/2010	$11.61306	$12.33061	491
01/01/2011 to 12/31/2011	$12.33061	$12.54083	422
01/01/2012 to 12/31/2012	$12.54083	$13.51375	457
01/01/2013 to 12/31/2013	$13.51375	$13.07592	511
01/01/2014 to 12/31/2014	$13.07592	$13.43439	528
01/01/2015 to 12/31/2015	$13.43439	$12.96326	530

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14559	$10.30343	0
01/01/2010 to 12/31/2010	$10.30343	$11.55004	262
01/01/2011 to 12/31/2011	$11.55004	$10.71663	241
01/01/2012 to 12/31/2012	$10.71663	$11.96121	263
01/01/2013 to 12/31/2013	$11.96121	$15.49594	226
01/01/2014 to 12/31/2014	$15.49594	$16.84248	216
01/01/2015 to 12/31/2015	$16.84248	$15.81068	211

AST Capital Growth Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.08941	$10.28805	0
01/01/2008 to 12/31/2008	$10.28805	$6.59783	8,995
01/01/2009 to 12/31/2009	$6.59783	$8.15083	13,557
01/01/2010 to 12/31/2010	$8.15083	$9.10900	12,504
01/01/2011 to 12/31/2011	$9.10900	$8.76109	8,534
01/01/2012 to 12/31/2012	$8.76109	$9.82079	10,273
01/01/2013 to 12/31/2013	$9.82079	$11.87593	10,842
01/01/2014 to 12/31/2014	$11.87593	$12.52499	7,400
01/01/2015 to 12/31/2015	$12.52499	$12.41174	20,625

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99882	$11.68540	0
01/01/2014 to 12/31/2014	$11.68540	$13.08599	0
01/01/2015 to 12/31/2015	$13.08599	$12.43829	0

AST Cohen & Steers Realty Portfolio
09/04/2007 to 12/31/2007	$10.13635	$8.82166	0
01/01/2008 to 12/31/2008	$8.82166	$5.64758	0
01/01/2009 to 12/31/2009	$5.64758	$7.34437	0
01/01/2010 to 12/31/2010	$7.34437	$9.31659	0
01/01/2011 to 12/31/2011	$9.31659	$9.78880	0
01/01/2012 to 12/31/2012	$9.78880	$11.12971	0
01/01/2013 to 12/31/2013	$11.12971	$11.31441	0
01/01/2014 to 12/31/2014	$11.31441	$14.60043	0
01/01/2015 to 12/31/2015	$14.60043	$15.08887	0

AST DeAm Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.07130	$8.91274	0
01/01/2008 to 07/18/2008	$8.91274	$8.17615	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99882	$9.70424	0
01/01/2014 to 12/31/2014	$9.70424	$10.05361	0
01/01/2015 to 12/31/2015	$10.05361	$9.90035	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10367	$7.51815	0
01/01/2009 to 12/31/2009	$7.51815	$8.98396	0
01/01/2010 to 12/31/2010	$8.98396	$10.03546	0
01/01/2011 to 12/31/2011	$10.03546	$9.64768	0
01/01/2012 to 12/31/2012	$9.64768	$10.80641	0
01/01/2013 to 12/31/2013	$10.80641	$12.69962	0
01/01/2014 to 12/31/2014	$12.69962	$13.23393	0
01/01/2015 to 10/16/2015	$13.23393	$13.22468	0

AST FI Pyramis® Quantitative Portfolio
09/04/2007 to 12/31/2007	$10.05119	$10.18603	0
01/01/2008 to 12/31/2008	$10.18603	$6.57782	4,559
01/01/2009 to 12/31/2009	$6.57782	$8.03026	44,280
01/01/2010 to 12/31/2010	$8.03026	$9.05242	37,967
01/01/2011 to 12/31/2011	$9.05242	$8.78893	23,714
01/01/2012 to 12/31/2012	$8.78893	$9.58449	24,781
01/01/2013 to 12/31/2013	$9.58449	$10.84192	30,805
01/01/2014 to 12/31/2014	$10.84192	$11.02371	28,064
01/01/2015 to 12/31/2015	$11.02371	$10.97368	26,601

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99882	$7.48075	0
01/01/2009 to 11/13/2009	$7.48075	$8.38324	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99882	$10.76447	14,583
01/01/2013 to 12/31/2013	$10.76447	$13.20735	14,802
01/01/2014 to 12/31/2014	$13.20735	$13.43229	14,113
01/01/2015 to 10/16/2015	$13.43229	$12.89347	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99882	$10.83312	0
01/01/2014 to 12/31/2014	$10.83312	$10.95158	0
01/01/2015 to 10/16/2015	$10.95158	$10.47208	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17550	$6.11981	0
01/01/2009 to 12/31/2009	$6.11981	$8.14959	0
01/01/2010 to 12/31/2010	$8.14959	$9.65569	313
01/01/2011 to 12/31/2011	$9.65569	$9.03826	284
01/01/2012 to 12/31/2012	$9.03826	$11.29693	284
01/01/2013 to 12/31/2013	$11.29693	$11.61955	281
01/01/2014 to 12/31/2014	$11.61955	$13.04825	271
01/01/2015 to 12/31/2015	$13.04825	$12.85019	270

AST Goldman Sachs Concentrated Growth Portfolio
09/04/2007 to 12/31/2007	$10.14202	$10.20844	0
01/01/2008 to 12/31/2008	$10.20844	$6.01030	0
01/01/2009 to 12/31/2009	$6.01030	$8.85096	0
01/01/2010 to 12/31/2010	$8.85096	$9.62211	0
01/01/2011 to 12/31/2011	$9.62211	$9.10934	0
01/01/2012 to 12/31/2012	$9.10934	$10.75359	0
01/01/2013 to 12/31/2013	$10.75359	$13.75226	0
01/01/2014 to 02/07/2014	$13.75226	$13.53225	0

AST Goldman Sachs Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.09226	$10.01835	0
01/01/2008 to 12/31/2008	$10.01835	$5.85686	0
01/01/2009 to 12/31/2009	$5.85686	$6.88090	0
01/01/2010 to 12/31/2010	$6.88090	$7.65653	0
01/01/2011 to 12/31/2011	$7.65653	$7.13069	0
01/01/2012 to 12/31/2012	$7.13069	$8.41103	0
01/01/2013 to 12/31/2013	$8.41103	$11.07172	0
01/01/2014 to 12/31/2014	$11.07172	$12.34676	0
01/01/2015 to 12/31/2015	$12.34676	$11.60783	0

AST Goldman Sachs Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15604	$10.21339	0
01/01/2008 to 12/31/2008	$10.21339	$5.96055	0
01/01/2009 to 12/31/2009	$5.96055	$9.22992	0
01/01/2010 to 12/31/2010	$9.22992	$10.90173	0
01/01/2011 to 12/31/2011	$10.90173	$10.42623	0
01/01/2012 to 12/31/2012	$10.42623	$12.29284	0
01/01/2013 to 12/31/2013	$12.29284	$16.01791	0
01/01/2014 to 12/31/2014	$16.01791	$17.60901	0
01/01/2015 to 12/31/2015	$17.60901	$16.37051	205

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08934	$7.62724	0
01/01/2009 to 12/31/2009	$7.62724	$9.27629	0
01/01/2010 to 12/31/2010	$9.27629	$10.20417	0
01/01/2011 to 12/31/2011	$10.20417	$10.00753	0
01/01/2012 to 12/31/2012	$10.00753	$10.86353	0
01/01/2013 to 12/31/2013	$10.86353	$11.75988	3,570
01/01/2014 to 12/31/2014	$11.75988	$12.06025	0
01/01/2015 to 12/31/2015	$12.06025	$11.77970	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03370	$7.64731	0
01/01/2009 to 12/31/2009	$7.64731	$9.56186	0
01/01/2010 to 12/31/2010	$9.56186	$11.94804	0
01/01/2011 to 12/31/2011	$11.94804	$11.93074	0
01/01/2012 to 12/31/2012	$11.93074	$13.60523	0
01/01/2013 to 12/31/2013	$13.60523	$18.61576	0
01/01/2014 to 12/31/2014	$18.61576	$19.67053	0
01/01/2015 to 12/31/2015	$19.67053	$18.32398	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.11279	$9.75980	0
01/01/2008 to 12/31/2008	$9.75980	$6.03180	0
01/01/2009 to 12/31/2009	$6.03180	$7.03129	0
01/01/2010 to 12/31/2010	$7.03129	$7.79321	0
01/01/2011 to 12/31/2011	$7.79321	$7.64417	0
01/01/2012 to 12/31/2012	$7.64417	$8.54453	0
01/01/2013 to 12/31/2013	$8.54453	$11.33899	0
01/01/2014 to 12/31/2014	$11.33899	$11.35109	0
01/01/2015 to 12/31/2015	$11.35109	$10.51046	0

AST High Yield Portfolio
09/04/2007 to 12/31/2007	$10.02220	$10.19891	0
01/01/2008 to 12/31/2008	$10.19891	$7.48515	0
01/01/2009 to 12/31/2009	$7.48515	$10.00131	288
01/01/2010 to 12/31/2010	$10.00131	$11.18927	0
01/01/2011 to 12/31/2011	$11.18927	$11.37958	0
01/01/2012 to 12/31/2012	$11.37958	$12.77314	0
01/01/2013 to 12/31/2013	$12.77314	$13.49458	0
01/01/2014 to 12/31/2014	$13.49458	$13.64192	0
01/01/2015 to 12/31/2015	$13.64192	$12.96778	0

AST International Growth Portfolio
09/04/2007 to 12/31/2007	$10.07616	$10.88763	0
01/01/2008 to 12/31/2008	$10.88763	$5.34102	0
01/01/2009 to 12/31/2009	$5.34102	$7.12250	0
01/01/2010 to 12/31/2010	$7.12250	$8.03865	0
01/01/2011 to 12/31/2011	$8.03865	$6.89985	0
01/01/2012 to 12/31/2012	$6.89985	$8.18629	0
01/01/2013 to 12/31/2013	$8.18629	$9.60703	0
01/01/2014 to 12/31/2014	$9.60703	$8.94656	0
01/01/2015 to 12/31/2015	$8.94656	$9.09626	0

AST International Value Portfolio
09/04/2007 to 12/31/2007	$10.07757	$10.28292	0
01/01/2008 to 12/31/2008	$10.28292	$5.67570	0
01/01/2009 to 12/31/2009	$5.67570	$7.30087	0
01/01/2010 to 12/31/2010	$7.30087	$7.99406	0
01/01/2011 to 12/31/2011	$7.99406	$6.89106	0
01/01/2012 to 12/31/2012	$6.89106	$7.92523	0
01/01/2013 to 12/31/2013	$7.92523	$9.33267	0
01/01/2014 to 12/31/2014	$9.33267	$8.58256	0
01/01/2015 to 12/31/2015	$8.58256	$8.52904	0

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99882	$10.75490	62,309
01/01/2009 to 12/31/2009	$10.75490	$11.79957	2,680
01/01/2010 to 12/31/2010	$11.79957	$12.88832	16
01/01/2011 to 12/31/2011	$12.88832	$14.28535	23,767
01/01/2012 to 12/31/2012	$14.28535	$15.40481	15,868
01/01/2013 to 12/31/2013	$15.40481	$14.70138	3,032
01/01/2014 to 12/31/2014	$14.70138	$15.46643	0
01/01/2015 to 12/31/2015	$15.46643	$15.42415	322

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11185	$7.15044	0
01/01/2009 to 12/31/2009	$7.15044	$8.92777	0
01/01/2010 to 12/31/2010	$8.92777	$10.01618	0
01/01/2011 to 12/31/2011	$10.01618	$9.81691	0
01/01/2012 to 12/31/2012	$9.81691	$10.99084	0
01/01/2013 to 12/31/2013	$10.99084	$12.59764	0
01/01/2014 to 12/31/2014	$12.59764	$13.20793	0
01/01/2015 to 12/31/2015	$13.20793	$12.88281	0

AST J.P. Morgan International Equity Portfolio
09/04/2007 to 12/31/2007	$10.07209	$10.29605	0
01/01/2008 to 12/31/2008	$10.29605	$5.94912	0
01/01/2009 to 12/31/2009	$5.94912	$7.96823	0
01/01/2010 to 12/31/2010	$7.96823	$8.41747	0
01/01/2011 to 12/31/2011	$8.41747	$7.53806	0
01/01/2012 to 12/31/2012	$7.53806	$9.05805	0
01/01/2013 to 12/31/2013	$9.05805	$10.30009	0
01/01/2014 to 12/31/2014	$10.30009	$9.50659	0
01/01/2015 to 12/31/2015	$9.50659	$9.10879	0

AST J.P. Morgan Strategic Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.04744	$9.66222	0
01/01/2008 to 12/31/2008	$9.66222	$7.84633	0
01/01/2009 to 12/31/2009	$7.84633	$9.43725	0
01/01/2010 to 12/31/2010	$9.43725	$9.98324	303
01/01/2011 to 12/31/2011	$9.98324	$9.86367	265
01/01/2012 to 12/31/2012	$9.86367	$10.76475	290
01/01/2013 to 12/31/2013	$10.76475	$11.78152	291
01/01/2014 to 12/31/2014	$11.78152	$12.24589	291
01/01/2015 to 12/31/2015	$12.24589	$12.04884	285

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08421	$10.29364	0
01/01/2010 to 12/31/2010	$10.29364	$11.29477	268
01/01/2011 to 12/31/2011	$11.29477	$11.20724	226
01/01/2012 to 12/31/2012	$11.20724	$12.72450	246
01/01/2013 to 12/31/2013	$12.72450	$17.12000	210
01/01/2014 to 12/31/2014	$17.12000	$18.47909	193
01/01/2015 to 12/31/2015	$18.47909	$20.15204	169

AST Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.09138	$9.52253	0
01/01/2008 to 12/31/2008	$9.52253	$5.49196	0
01/01/2009 to 12/31/2009	$5.49196	$6.46539	0
01/01/2010 to 12/31/2010	$6.46539	$7.21162	0
01/01/2011 to 12/31/2011	$7.21162	$6.81122	0
01/01/2012 to 12/31/2012	$6.81122	$7.84749	0
01/01/2013 to 12/31/2013	$7.84749	$10.81868	0
01/01/2014 to 12/31/2014	$10.81868	$12.12993	0
01/01/2015 to 12/31/2015	$12.12993	$11.01966	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.12109	$10.63036	0
01/01/2008 to 12/31/2008	$10.63036	$5.90344	0
01/01/2009 to 12/31/2009	$5.90344	$7.55074	0
01/01/2010 to 12/31/2010	$7.55074	$8.91287	0
01/01/2011 to 12/31/2011	$8.91287	$8.70535	0
01/01/2012 to 12/31/2012	$8.70535	$9.63330	0
01/01/2013 to 12/31/2013	$9.63330	$12.97216	0
01/01/2014 to 12/31/2014	$12.97216	$14.14092	0
01/01/2015 to 12/31/2015	$14.14092	$15.34263	0

AST Lord Abbett Core Fixed Income Portfolio
09/04/2007 to 12/31/2007	$10.02324	$10.19109	0
01/01/2008 to 12/31/2008	$10.19109	$7.70952	0
01/01/2009 to 12/31/2009	$7.70952	$10.22891	564
01/01/2010 to 12/31/2010	$10.22891	$11.43528	265
01/01/2011 to 12/31/2011	$11.43528	$12.41847	214
01/01/2012 to 12/31/2012	$12.41847	$12.96660	237
01/01/2013 to 12/31/2013	$12.96660	$12.52564	268
01/01/2014 to 12/31/2014	$12.52564	$13.13547	271
01/01/2015 to 12/31/2015	$13.13547	$12.87219	269

AST MFS Global Equity Portfolio
09/04/2007 to 12/31/2007	$10.06315	$10.28869	0
01/01/2008 to 12/31/2008	$10.28869	$6.69443	0
01/01/2009 to 12/31/2009	$6.69443	$8.67775	0
01/01/2010 to 12/31/2010	$8.67775	$9.58414	0
01/01/2011 to 12/31/2011	$9.58414	$9.15137	0
01/01/2012 to 12/31/2012	$9.15137	$11.10221	0
01/01/2013 to 12/31/2013	$11.10221	$13.96776	0
01/01/2014 to 12/31/2014	$13.96776	$14.26799	0
01/01/2015 to 12/31/2015	$14.26799	$13.85797	0

AST MFS Growth Portfolio
09/04/2007 to 12/31/2007	$10.11665	$10.63174	0
01/01/2008 to 12/31/2008	$10.63174	$6.67526	0
01/01/2009 to 12/31/2009	$6.67526	$8.17908	0
01/01/2010 to 12/31/2010	$8.17908	$9.09295	0
01/01/2011 to 12/31/2011	$9.09295	$8.90984	0
01/01/2012 to 12/31/2012	$8.90984	$10.28282	0
01/01/2013 to 12/31/2013	$10.28282	$13.85645	0
01/01/2014 to 12/31/2014	$13.85645	$14.84808	0
01/01/2015 to 12/31/2015	$14.84808	$15.69383	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99882	$10.20527	0
01/01/2013 to 12/31/2013	$10.20527	$13.53029	0
01/01/2014 to 12/31/2014	$13.53029	$14.69964	0
01/01/2015 to 12/31/2015	$14.69964	$14.38472	0

AST Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.10883	$9.75817	0
01/01/2008 to 12/31/2008	$9.75817	$5.95152	0
01/01/2009 to 12/31/2009	$5.95152	$8.14768	0
01/01/2010 to 12/31/2010	$8.14768	$9.92733	0
01/01/2011 to 12/31/2011	$9.92733	$9.44800	0
01/01/2012 to 12/31/2012	$9.44800	$11.02744	0
01/01/2013 to 12/31/2013	$11.02744	$14.39334	0
01/01/2014 to 12/31/2014	$14.39334	$16.31139	0
01/01/2015 to 12/31/2015	$16.31139	$15.01572	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Money Market Portfolio
09/04/2007 to 12/31/2007	$9.99978	$10.10576	0
01/01/2008 to 12/31/2008	$10.10576	$10.21118	0
01/01/2009 to 12/31/2009	$10.21118	$10.09012	0
01/01/2010 to 12/31/2010	$10.09012	$9.94829	0
01/01/2011 to 12/31/2011	$9.94829	$9.80857	0
01/01/2012 to 12/31/2012	$9.80857	$9.66900	0
01/01/2013 to 12/31/2013	$9.66900	$9.53055	0
01/01/2014 to 12/31/2014	$9.53055	$9.39466	0
01/01/2015 to 12/31/2015	$9.39466	$9.25994	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.15094	$10.11092	0
01/01/2008 to 12/31/2008	$10.11092	$5.75471	0
01/01/2009 to 12/31/2009	$5.75471	$7.97806	0
01/01/2010 to 12/31/2010	$7.97806	$9.70711	0
01/01/2011 to 12/31/2011	$9.70711	$9.33083	0
01/01/2012 to 12/31/2012	$9.33083	$10.77264	0
01/01/2013 to 12/31/2013	$10.77264	$15.07934	0
01/01/2014 to 12/31/2014	$15.07934	$16.98191	0
01/01/2015 to 12/31/2015	$16.98191	$15.79563	0

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02873	$10.07465	0
01/01/2012 to 12/31/2012	$10.07465	$10.41438	0
01/01/2013 to 12/31/2013	$10.41438	$9.97470	0
01/01/2014 to 12/31/2014	$9.97470	$10.33849	0
01/01/2015 to 10/16/2015	$10.33849	$10.32903	0

AST Neuberger Berman Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15127	$10.37611	0
01/01/2008 to 12/31/2008	$10.37611	$5.81109	0
01/01/2009 to 12/31/2009	$5.81109	$7.43429	0
01/01/2010 to 12/31/2010	$7.43429	$9.42952	321
01/01/2011 to 12/31/2011	$9.42952	$9.45166	269
01/01/2012 to 12/31/2012	$9.45166	$10.46998	298
01/01/2013 to 12/31/2013	$10.46998	$13.68593	256
01/01/2014 to 12/31/2014	$13.68593	$14.56126	252
01/01/2015 to 10/16/2015	$14.56126	$14.95822	0

AST Neuberger Berman Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15164	$10.89740	0
01/01/2008 to 12/31/2008	$10.89740	$6.17218	0
01/01/2009 to 12/31/2009	$6.17218	$7.45664	0
01/01/2010 to 12/31/2010	$7.45664	$8.83969	342
01/01/2011 to 04/29/2011	$8.83969	$9.92231	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99882	$10.33938	303
01/01/2013 to 12/31/2013	$10.33938	$12.11929	285
01/01/2014 to 12/31/2014	$12.11929	$12.55995	284
01/01/2015 to 12/31/2015	$12.55995	$12.22672	279

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10156	$5.57966	0
01/01/2009 to 12/31/2009	$5.57966	$9.15819	0
01/01/2010 to 12/31/2010	$9.15819	$11.03759	274
01/01/2011 to 12/31/2011	$11.03759	$8.67448	285
01/01/2012 to 12/31/2012	$8.67448	$10.08338	321
01/01/2013 to 12/31/2013	$10.08338	$9.96140	335
01/01/2014 to 12/31/2014	$9.96140	$9.35920	349
01/01/2015 to 12/31/2015	$9.35920	$7.68233	418

AST Preservation Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.03376	$10.37058	0
01/01/2008 to 12/31/2008	$10.37058	$8.23042	11,895
01/01/2009 to 12/31/2009	$8.23042	$9.73831	15,811
01/01/2010 to 12/31/2010	$9.73831	$10.61391	17,350
01/01/2011 to 12/31/2011	$10.61391	$10.56663	33,713
01/01/2012 to 12/31/2012	$10.56663	$11.49601	8,621
01/01/2013 to 12/31/2013	$11.49601	$12.37558	7,282
01/01/2014 to 12/31/2014	$12.37558	$12.90312	5,959
01/01/2015 to 12/31/2015	$12.90312	$12.73688	4,796

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01874	$10.07457	0
01/01/2012 to 12/31/2012	$10.07457	$10.63642	0
01/01/2013 to 12/31/2013	$10.63642	$10.24188	0
01/01/2014 to 12/31/2014	$10.24188	$10.70741	0
01/01/2015 to 12/31/2015	$10.70741	$10.52611	0

AST Prudential Growth Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06811	$10.25767	0
01/01/2008 to 12/31/2008	$10.25767	$5.99477	8,216
01/01/2009 to 12/31/2009	$5.99477	$7.44399	76,659
01/01/2010 to 12/31/2010	$7.44399	$8.73322	68,612
01/01/2011 to 12/31/2011	$8.73322	$8.07355	49,606
01/01/2012 to 12/31/2012	$8.07355	$8.98632	46,359
01/01/2013 to 12/31/2013	$8.98632	$10.36603	53,377
01/01/2014 to 12/31/2014	$10.36603	$11.15761	52,408
01/01/2015 to 12/31/2015	$11.15761	$10.93076	58,223

AST QMA US Equity Alpha Portfolio
09/04/2007 to 12/31/2007	$10.08959	$9.71045	0
01/01/2008 to 12/31/2008	$9.71045	$5.86575	0
01/01/2009 to 12/31/2009	$5.86575	$7.04364	0
01/01/2010 to 12/31/2010	$7.04364	$7.98785	303
01/01/2011 to 12/31/2011	$7.98785	$8.14600	259
01/01/2012 to 12/31/2012	$8.14600	$9.53931	260
01/01/2013 to 12/31/2013	$9.53931	$12.45219	229
01/01/2014 to 12/31/2014	$12.45219	$14.38699	200
01/01/2015 to 12/31/2015	$14.38699	$14.61800	183

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99882	$8.91334	0
01/01/2012 to 12/31/2012	$8.91334	$9.94188	0
01/01/2013 to 12/31/2013	$9.94188	$11.99479	0
01/01/2014 to 12/31/2014	$11.99479	$12.59198	0
01/01/2015 to 12/31/2015	$12.59198	$12.43070	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08116	$7.35764	0
01/01/2009 to 12/31/2009	$7.35764	$8.94874	0
01/01/2010 to 12/31/2010	$8.94874	$9.87209	0
01/01/2011 to 12/31/2011	$9.87209	$9.55454	0
01/01/2012 to 12/31/2012	$9.55454	$10.38610	3,421
01/01/2013 to 12/31/2013	$10.38610	$11.51103	9,247
01/01/2014 to 12/31/2014	$11.51103	$11.92971	2,937
01/01/2015 to 12/31/2015	$11.92971	$11.73972	2,714

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09933	$6.70773	0
01/01/2009 to 12/31/2009	$6.70773	$8.38714	16,224
01/01/2010 to 12/31/2010	$8.38714	$9.45299	15,866
01/01/2011 to 12/31/2011	$9.45299	$9.09547	11,427
01/01/2012 to 12/31/2012	$9.09547	$10.39093	14,394
01/01/2013 to 12/31/2013	$10.39093	$12.09213	13,942
01/01/2014 to 12/31/2014	$12.09213	$12.56676	12,607
01/01/2015 to 12/31/2015	$12.56676	$12.31992	11,485

AST Schroders Multi-Asset World Strategies Portfolio
09/04/2007 to 12/31/2007	$10.06804	$10.29769	0
01/01/2008 to 12/31/2008	$10.29769	$7.08581	0
01/01/2009 to 12/31/2009	$7.08581	$8.89921	0
01/01/2010 to 12/31/2010	$8.89921	$9.80826	309
01/01/2011 to 12/31/2011	$9.80826	$9.34142	277
01/01/2012 to 12/31/2012	$9.34142	$10.23331	306
01/01/2013 to 12/31/2013	$10.23331	$11.53955	298
01/01/2014 to 12/31/2014	$11.53955	$11.71990	301
01/01/2015 to 10/16/2015	$11.71990	$11.41960	0

AST Small-Cap Growth Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.08699	$10.23905	0
01/01/2008 to 12/31/2008	$10.23905	$5.64256	0
01/01/2009 to 12/31/2009	$5.64256	$7.37852	0
01/01/2010 to 12/31/2010	$7.37852	$9.64021	0
01/01/2011 to 12/31/2011	$9.64021	$8.25662	309
01/01/2012 to 12/31/2012	$8.25662	$9.77213	315
01/01/2013 to 12/31/2013	$9.77213	$13.56363	275
01/01/2014 to 12/31/2014	$13.56363	$14.03036	262
01/01/2015 to 12/31/2015	$14.03036	$14.01450	240

AST Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.09145	$9.96928	0
01/01/2008 to 12/31/2008	$9.96928	$6.38753	0
01/01/2009 to 12/31/2009	$6.38753	$8.43118	0
01/01/2010 to 12/31/2010	$8.43118	$11.33740	0
01/01/2011 to 12/31/2011	$11.33740	$11.06613	0
01/01/2012 to 12/31/2012	$11.06613	$12.23591	0
01/01/2013 to 12/31/2013	$12.23591	$16.30330	0
01/01/2014 to 12/31/2014	$16.30330	$16.68408	0
01/01/2015 to 12/31/2015	$16.68408	$16.57494	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.08548	$9.33937	0
01/01/2008 to 12/31/2008	$9.33937	$6.47012	0
01/01/2009 to 12/31/2009	$6.47012	$8.09962	0
01/01/2010 to 12/31/2010	$8.09962	$10.05929	0
01/01/2011 to 12/31/2011	$10.05929	$9.32310	0
01/01/2012 to 12/31/2012	$9.32310	$10.85862	0
01/01/2013 to 12/31/2013	$10.85862	$14.70665	0
01/01/2014 to 12/31/2014	$14.70665	$15.26022	0
01/01/2015 to 12/31/2015	$15.26022	$14.39385	0

AST T. Rowe Price Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06346	$10.11677	0
01/01/2008 to 12/31/2008	$10.11677	$7.38495	0
01/01/2009 to 12/31/2009	$7.38495	$9.03658	4,372
01/01/2010 to 12/31/2010	$9.03658	$9.93489	3,642
01/01/2011 to 12/31/2011	$9.93489	$9.98734	2,467
01/01/2012 to 12/31/2012	$9.98734	$11.17302	12,662
01/01/2013 to 12/31/2013	$11.17302	$12.86715	16,079
01/01/2014 to 12/31/2014	$12.86715	$13.42895	8,153
01/01/2015 to 12/31/2015	$13.42895	$13.24254	7,526

AST T. Rowe Price Equity Income Portfolio
09/04/2007 to 12/31/2007	$10.09017	$9.44804	0
01/01/2008 to 12/31/2008	$9.44804	$5.41221	0
01/01/2009 to 12/31/2009	$5.41221	$6.60440	0
01/01/2010 to 12/31/2010	$6.60440	$7.37219	0
01/01/2011 to 12/31/2011	$7.37219	$7.14783	0
01/01/2012 to 12/31/2012	$7.14783	$8.26106	0
01/01/2013 to 12/31/2013	$8.26106	$10.56033	0
01/01/2014 to 12/31/2014	$10.56033	$11.18666	0
01/01/2015 to 10/16/2015	$11.18666	$10.38962	0

AST T. Rowe Price Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.14397	$10.01532	0
01/01/2008 to 12/31/2008	$10.01532	$5.86720	0
01/01/2009 to 12/31/2009	$5.86720	$8.87009	0
01/01/2010 to 12/31/2010	$8.87009	$10.12570	0
01/01/2011 to 12/31/2011	$10.12570	$9.81196	0
01/01/2012 to 12/31/2012	$9.81196	$11.37211	0
01/01/2013 to 12/31/2013	$11.37211	$16.14477	0
01/01/2014 to 12/31/2014	$16.14477	$17.24216	0
01/01/2015 to 12/31/2015	$17.24216	$18.62449	0

AST T. Rowe Price Natural Resources Portfolio
09/04/2007 to 12/31/2007	$10.21185	$11.53717	0
01/01/2008 to 12/31/2008	$11.53717	$5.68760	0
01/01/2009 to 12/31/2009	$5.68760	$8.37294	0
01/01/2010 to 12/31/2010	$8.37294	$9.94136	304
01/01/2011 to 12/31/2011	$9.94136	$8.33750	296
01/01/2012 to 12/31/2012	$8.33750	$8.51535	364
01/01/2013 to 12/31/2013	$8.51535	$9.68461	349
01/01/2014 to 12/31/2014	$9.68461	$8.74803	379
01/01/2015 to 12/31/2015	$8.74803	$6.96277	452

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Templeton Global Bond Portfolio
09/04/2007 to 12/31/2007	$9.98171	$10.54736	0
01/01/2008 to 12/31/2008	$10.54736	$10.14348	0
01/01/2009 to 12/31/2009	$10.14348	$11.20990	246
01/01/2010 to 12/31/2010	$11.20990	$11.68438	259
01/01/2011 to 12/31/2011	$11.68438	$11.99252	218
01/01/2012 to 12/31/2012	$11.99252	$12.43863	247
01/01/2013 to 12/31/2013	$12.43863	$11.80063	288
01/01/2014 to 12/31/2014	$11.80063	$11.69673	295
01/01/2015 to 12/31/2015	$11.69673	$10.99718	310

AST Wellington Management Hedged Equity Portfolio
09/04/2007 to 12/31/2007	$10.10377	$10.23177	0
01/01/2008 to 12/31/2008	$10.23177	$5.81656	0
01/01/2009 to 12/31/2009	$5.81656	$7.36359	0
01/01/2010 to 12/31/2010	$7.36359	$8.32072	0
01/01/2011 to 12/31/2011	$8.32072	$7.91853	0
01/01/2012 to 12/31/2012	$7.91853	$8.66439	0
01/01/2013 to 12/31/2013	$8.66439	$10.29164	0
01/01/2014 to 12/31/2014	$10.29164	$10.70292	0
01/01/2015 to 12/31/2015	$10.70292	$10.48316	0

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99882	$9.98230	0
01/01/2008 to 12/31/2008	$9.98230	$9.32688	0
01/01/2009 to 12/31/2009	$9.32688	$10.26272	1,088
01/01/2010 to 12/31/2010	$10.26272	$10.90493	555
01/01/2011 to 12/31/2011	$10.90493	$11.39688	465
01/01/2012 to 12/31/2012	$11.39688	$12.11602	508
01/01/2013 to 12/31/2013	$12.11602	$11.76451	568
01/01/2014 to 12/31/2014	$11.76451	$12.43095	570
01/01/2015 to 12/31/2015	$12.43095	$12.40479	558

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07817	$6.65282	14,584
01/01/2009 to 12/31/2009	$6.65282	$8.52928	16,902
01/01/2010 to 12/31/2010	$8.52928	$9.26833	16,532
01/01/2011 to 12/31/2011	$9.26833	$8.98335	15,020
01/01/2012 to 09/21/2012	$8.98335	$10.08074	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.55%) OR Highest Daily Lifetime Five Income Benefit Only (1.55%) OR HD GRO 60 bps (1.55%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.09867	$11.35167	1,979,283
01/01/2008 to 12/31/2008	$11.35167	$7.62021	5,470,612
01/01/2009 to 12/31/2009	$7.62021	$9.33172	18,592,099
01/01/2010 to 12/31/2010	$9.33172	$10.28882	23,265,499
01/01/2011 to 12/31/2011	$10.28882	$9.86254	18,536,752
01/01/2012 to 12/31/2012	$9.86254	$10.93232	20,846,410
01/01/2013 to 12/31/2013	$10.93232	$11.83916	19,397,055
01/01/2014 to 12/31/2014	$11.83916	$12.10359	17,944,914
01/01/2015 to 12/31/2015	$12.10359	$11.53511	14,826,535

AST Advanced Strategies Portfolio
09/04/2007 to 12/31/2007	$10.94853	$11.32196	547,245
01/01/2008 to 12/31/2008	$11.32196	$7.82619	2,348,236
01/01/2009 to 12/31/2009	$7.82619	$9.72595	9,678,004
01/01/2010 to 12/31/2010	$9.72595	$10.89021	12,279,526
01/01/2011 to 12/31/2011	$10.89021	$10.73628	10,386,653
01/01/2012 to 12/31/2012	$10.73628	$12.01516	12,327,863
01/01/2013 to 12/31/2013	$12.01516	$13.79063	12,426,679
01/01/2014 to 12/31/2014	$13.79063	$14.40963	11,872,667
01/01/2015 to 12/31/2015	$14.40963	$14.30363	11,157,996

AST American Century Income & Growth Portfolio
09/04/2007 to 12/31/2007	$11.40677	$10.85441	83,061
01/01/2008 to 12/31/2008	$10.85441	$6.97484	118,976
01/01/2009 to 12/31/2009	$6.97484	$8.08917	252,108
01/01/2010 to 12/31/2010	$8.08917	$9.06867	284,726
01/01/2011 to 12/31/2011	$9.06867	$9.24936	345,414
01/01/2012 to 05/04/2012	$9.24936	$10.05431	0

AST Balanced Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.01236	$11.29102	882,633
01/01/2008 to 12/31/2008	$11.29102	$7.92738	6,284,486
01/01/2009 to 12/31/2009	$7.92738	$9.62505	27,228,736
01/01/2010 to 12/31/2010	$9.62505	$10.64526	34,178,015
01/01/2011 to 12/31/2011	$10.64526	$10.35559	28,852,563
01/01/2012 to 12/31/2012	$10.35559	$11.46953	31,680,237
01/01/2013 to 12/31/2013	$11.46953	$13.28773	30,626,128
01/01/2014 to 12/31/2014	$13.28773	$13.93828	29,118,979
01/01/2015 to 12/31/2015	$13.93828	$13.79086	27,364,099

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	199,690
01/01/2012 to 12/31/2012	$9.17470	$10.10920	338,498
01/01/2013 to 12/31/2013	$10.10920	$11.03529	496,197
01/01/2014 to 12/31/2014	$11.03529	$11.39883	515,215
01/01/2015 to 12/31/2015	$11.39883	$10.88804	505,097

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.50915	59,042
01/01/2014 to 12/31/2014	$10.50915	$10.71899	118,680
01/01/2015 to 12/31/2015	$10.71899	$10.58404	127,439

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
09/04/2007 to 12/31/2007	$10.38868	$10.70491	27,226
01/01/2008 to 12/31/2008	$10.70491	$10.65895	273,679
01/01/2009 to 12/31/2009	$10.65895	$11.56999	491,388
01/01/2010 to 12/31/2010	$11.56999	$11.83776	692,562
01/01/2011 to 12/31/2011	$11.83776	$11.91937	736,600
01/01/2012 to 12/31/2012	$11.91937	$12.28836	791,103
01/01/2013 to 12/31/2013	$12.28836	$11.83763	668,714
01/01/2014 to 12/31/2014	$11.83763	$11.64560	596,788
01/01/2015 to 12/31/2015	$11.64560	$11.52330	457,659

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
09/04/2007 to 12/31/2007	$10.48149	$10.99780	175,563
01/01/2008 to 12/31/2008	$10.99780	$10.58517	737,508
01/01/2009 to 12/31/2009	$10.58517	$12.14622	4,497,611
01/01/2010 to 12/31/2010	$12.14622	$12.88400	6,521,873
01/01/2011 to 12/31/2011	$12.88400	$13.09095	5,367,829
01/01/2012 to 12/31/2012	$13.09095	$14.09248	6,451,327
01/01/2013 to 12/31/2013	$14.09248	$13.62239	6,361,855
01/01/2014 to 12/31/2014	$13.62239	$13.98210	5,335,457
01/01/2015 to 12/31/2015	$13.98210	$13.47848	4,498,021

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99916	$9.40418	0
01/01/2010 to 12/31/2010	$9.40418	$10.24014	0
01/01/2011 to 12/31/2011	$10.24014	$11.05603	0
01/01/2012 to 12/31/2012	$11.05603	$11.34037	0
01/01/2013 to 12/31/2013	$11.34037	$11.09031	0
01/01/2014 to 12/31/2014	$11.09031	$10.97134	0
01/01/2015 to 12/31/2015	$10.97134	$10.77909	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99874	$12.06604	0
01/01/2009 to 12/31/2009	$12.06604	$11.16301	0
01/01/2010 to 12/31/2010	$11.16301	$12.22219	0
01/01/2011 to 12/31/2011	$12.22219	$13.67021	0
01/01/2012 to 12/31/2012	$13.67021	$14.23076	0
01/01/2013 to 12/31/2013	$14.23076	$13.57310	0
01/01/2014 to 12/31/2014	$13.57310	$13.72163	0
01/01/2015 to 12/31/2015	$13.72163	$13.62169	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99874	$12.13503	0
01/01/2009 to 12/31/2009	$12.13503	$11.02965	0
01/01/2010 to 12/31/2010	$11.02965	$12.09526	0
01/01/2011 to 12/31/2011	$12.09526	$13.81329	0
01/01/2012 to 12/31/2012	$13.81329	$14.39921	0
01/01/2013 to 12/31/2013	$14.39921	$13.49432	0
01/01/2014 to 12/31/2014	$13.49432	$13.85503	0
01/01/2015 to 12/31/2015	$13.85503	$13.78971	0

AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99916	$8.81338	0
01/01/2010 to 12/31/2010	$8.81338	$9.70680	5,622
01/01/2011 to 12/31/2011	$9.70680	$11.34394	0
01/01/2012 to 12/31/2012	$11.34394	$11.87650	0
01/01/2013 to 12/31/2013	$11.87650	$10.93320	0
01/01/2014 to 12/31/2014	$10.93320	$11.42939	0
01/01/2015 to 12/31/2015	$11.42939	$11.42687	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99831	$11.03896	7,734
01/01/2011 to 12/31/2011	$11.03896	$13.07738	40,426
01/01/2012 to 12/31/2012	$13.07738	$13.75242	27,773
01/01/2013 to 12/31/2013	$13.75242	$12.59444	7,103
01/01/2014 to 12/31/2014	$12.59444	$13.35471	5,693
01/01/2015 to 12/31/2015	$13.35471	$13.38537	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99874	$12.05391	64,540
01/01/2012 to 12/31/2012	$12.05391	$12.56371	61,186
01/01/2013 to 12/31/2013	$12.56371	$11.16626	0
01/01/2014 to 12/31/2014	$11.16626	$12.13594	0
01/01/2015 to 12/31/2015	$12.13594	$12.20120	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99832	$10.42787	13,396
01/01/2013 to 12/31/2013	$10.42787	$9.22138	128,495
01/01/2014 to 12/31/2014	$9.22138	$10.22655	46,482
01/01/2015 to 12/31/2015	$10.22655	$10.34318	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99916	$8.77386	46,817
01/01/2014 to 12/31/2014	$8.77386	$9.90055	33,793
01/01/2015 to 12/31/2015	$9.90055	$10.02641	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99916	$11.33446	17,093
01/01/2015 to 12/31/2015	$11.33446	$11.38443	71,257

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99916	$9.96547	49,497

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14551	$10.30208	8,911
01/01/2010 to 12/31/2010	$10.30208	$11.53709	70,990
01/01/2011 to 12/31/2011	$11.53709	$10.69415	56,139
01/01/2012 to 12/31/2012	$10.69415	$11.92429	72,835
01/01/2013 to 12/31/2013	$11.92429	$15.43293	101,003
01/01/2014 to 12/31/2014	$15.43293	$16.75750	132,471
01/01/2015 to 12/31/2015	$16.75750	$15.71537	97,977

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.25110	$11.46891	2,304,166
01/01/2008 to 12/31/2008	$11.46891	$7.34781	5,994,725
01/01/2009 to 12/31/2009	$7.34781	$9.06844	27,340,546
01/01/2010 to 12/31/2010	$9.06844	$10.12452	33,752,087
01/01/2011 to 12/31/2011	$10.12452	$9.72831	24,195,132
01/01/2012 to 12/31/2012	$9.72831	$10.89425	29,535,991
01/01/2013 to 12/31/2013	$10.89425	$13.16116	31,634,015
01/01/2014 to 12/31/2014	$13.16116	$13.86689	30,824,688
01/01/2015 to 12/31/2015	$13.86689	$13.72816	29,207,041

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	42,417
01/01/2014 to 12/31/2014	$11.67557	$13.06215	154,714
01/01/2015 to 12/31/2015	$13.06215	$12.40337	205,123

AST Cohen & Steers Realty Portfolio
09/04/2007 to 12/31/2007	$10.99032	$9.56185	129,875
01/01/2008 to 12/31/2008	$9.56185	$6.11539	223,594
01/01/2009 to 12/31/2009	$6.11539	$7.94483	402,409
01/01/2010 to 12/31/2010	$7.94483	$10.06834	641,803
01/01/2011 to 12/31/2011	$10.06834	$10.56835	520,567
01/01/2012 to 12/31/2012	$10.56835	$12.00411	627,217
01/01/2013 to 12/31/2013	$12.00411	$12.19121	699,910
01/01/2014 to 12/31/2014	$12.19121	$15.71649	693,429
01/01/2015 to 12/31/2015	$15.71649	$16.22632	630,968

AST DeAm Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$9.57832	$8.47377	54,692
01/01/2008 to 07/18/2008	$8.47377	$7.76928	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99874	$9.69767	9,108
01/01/2014 to 12/31/2014	$9.69767	$10.03693	116,088
01/01/2015 to 12/31/2015	$10.03693	$9.87409	393,398

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10364	$7.51323	188,606
01/01/2009 to 12/31/2009	$7.51323	$8.96936	1,810,492
01/01/2010 to 12/31/2010	$8.96936	$10.00929	2,473,569
01/01/2011 to 12/31/2011	$10.00929	$9.61303	1,971,220
01/01/2012 to 12/31/2012	$9.61303	$10.75680	2,668,996
01/01/2013 to 12/31/2013	$10.75680	$12.62893	2,914,157
01/01/2014 to 12/31/2014	$12.62893	$13.14744	3,010,623
01/01/2015 to 10/16/2015	$13.14744	$13.12804	0

AST FI Pyramis® Quantitative Portfolio
09/04/2007 to 12/31/2007	$11.11671	$11.26222	283,687
01/01/2008 to 12/31/2008	$11.26222	$7.26552	1,779,824
01/01/2009 to 12/31/2009	$7.26552	$8.86111	8,593,359
01/01/2010 to 12/31/2010	$8.86111	$9.97923	10,586,571
01/01/2011 to 12/31/2011	$9.97923	$9.67928	8,705,424
01/01/2012 to 12/31/2012	$9.67928	$10.54500	9,787,875
01/01/2013 to 12/31/2013	$10.54500	$11.91681	9,855,183
01/01/2014 to 12/31/2014	$11.91681	$12.10476	9,123,895
01/01/2015 to 12/31/2015	$12.10476	$12.03800	8,592,146

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99874	$7.47746	150,004
01/01/2009 to 11/13/2009	$7.47746	$8.37230	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.75732	7,709,723
01/01/2013 to 12/31/2013	$10.75732	$13.18547	7,846,052
01/01/2014 to 12/31/2014	$13.18547	$13.39678	7,418,010
01/01/2015 to 10/16/2015	$13.39678	$12.84934	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.82584	642,905
01/01/2014 to 12/31/2014	$10.82584	$10.93338	878,138
01/01/2015 to 10/16/2015	$10.93338	$10.44648	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17542	$6.11700	5,945
01/01/2009 to 12/31/2009	$6.11700	$8.13797	106,511
01/01/2010 to 12/31/2010	$8.13797	$9.63255	192,701
01/01/2011 to 12/31/2011	$9.63255	$9.00776	131,779
01/01/2012 to 12/31/2012	$9.00776	$11.24753	203,005
01/01/2013 to 12/31/2013	$11.24753	$11.55735	249,784
01/01/2014 to 12/31/2014	$11.55735	$12.96554	223,092
01/01/2015 to 12/31/2015	$12.96554	$12.75614	188,450

AST Goldman Sachs Concentrated Growth Portfolio
09/04/2007 to 12/31/2007	$11.44789	$11.51919	118,236
01/01/2008 to 12/31/2008	$11.51919	$6.77534	202,174
01/01/2009 to 12/31/2009	$6.77534	$9.96770	816,286
01/01/2010 to 12/31/2010	$9.96770	$10.82533	781,848
01/01/2011 to 12/31/2011	$10.82533	$10.23845	519,567
01/01/2012 to 12/31/2012	$10.23845	$12.07463	654,675
01/01/2013 to 12/31/2013	$12.07463	$15.42640	692,340
01/01/2014 to 02/07/2014	$15.42640	$15.17806	0

AST Goldman Sachs Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$11.52186	$11.43381	133,709
01/01/2008 to 12/31/2008	$11.43381	$6.67776	175,361
01/01/2009 to 12/31/2009	$6.67776	$7.83769	376,536
01/01/2010 to 12/31/2010	$7.83769	$8.71263	432,046
01/01/2011 to 12/31/2011	$8.71263	$8.10638	372,233
01/01/2012 to 12/31/2012	$8.10638	$9.55241	415,561
01/01/2013 to 12/31/2013	$9.55241	$12.56185	692,869
01/01/2014 to 12/31/2014	$12.56185	$13.99459	791,616
01/01/2015 to 12/31/2015	$13.99459	$13.14413	1,192,963

AST Goldman Sachs Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.54577	$11.60729	69,386
01/01/2008 to 12/31/2008	$11.60729	$6.76729	106,877
01/01/2009 to 12/31/2009	$6.76729	$10.46870	740,477
01/01/2010 to 12/31/2010	$10.46870	$12.35275	763,649
01/01/2011 to 12/31/2011	$12.35275	$11.80230	509,810
01/01/2012 to 12/31/2012	$11.80230	$13.90165	650,563
01/01/2013 to 12/31/2013	$13.90165	$18.09631	743,372
01/01/2014 to 12/31/2014	$18.09631	$19.87432	649,374
01/01/2015 to 12/31/2015	$19.87432	$18.45832	967,034

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08931	$7.62229	594,087
01/01/2009 to 12/31/2009	$7.62229	$9.26113	5,204,694
01/01/2010 to 12/31/2010	$9.26113	$10.17744	6,865,530
01/01/2011 to 12/31/2011	$10.17744	$9.97148	6,333,151
01/01/2012 to 12/31/2012	$9.97148	$10.81372	6,886,438
01/01/2013 to 12/31/2013	$10.81372	$11.69444	6,206,864
01/01/2014 to 12/31/2014	$11.69444	$11.98130	5,833,323
01/01/2015 to 12/31/2015	$11.98130	$11.69120	5,069,539

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03362	$7.64384	28,596
01/01/2009 to 12/31/2009	$7.64384	$9.54810	263,795
01/01/2010 to 12/31/2010	$9.54810	$11.91907	399,917
01/01/2011 to 12/31/2011	$11.91907	$11.89024	269,954
01/01/2012 to 12/31/2012	$11.89024	$13.54566	414,297
01/01/2013 to 12/31/2013	$13.54566	$18.51615	537,216
01/01/2014 to 12/31/2014	$18.51615	$19.54602	481,476
01/01/2015 to 12/31/2015	$19.54602	$18.19013	443,173

AST Herndon Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$11.38749	$10.98653	109,965
01/01/2008 to 12/31/2008	$10.98653	$6.78317	128,982
01/01/2009 to 12/31/2009	$6.78317	$7.89930	289,901
01/01/2010 to 12/31/2010	$7.89930	$8.74662	287,988
01/01/2011 to 12/31/2011	$8.74662	$8.57090	432,406
01/01/2012 to 12/31/2012	$8.57090	$9.57090	503,600
01/01/2013 to 12/31/2013	$9.57090	$12.68859	616,249
01/01/2014 to 12/31/2014	$12.68859	$12.68959	503,527
01/01/2015 to 12/31/2015	$12.68959	$11.73818	399,091

AST High Yield Portfolio
09/04/2007 to 12/31/2007	$10.49103	$10.67274	82,416
01/01/2008 to 12/31/2008	$10.67274	$7.82524	107,722
01/01/2009 to 12/31/2009	$7.82524	$10.44540	443,242
01/01/2010 to 12/31/2010	$10.44540	$11.67447	621,288
01/01/2011 to 12/31/2011	$11.67447	$11.86124	552,891
01/01/2012 to 12/31/2012	$11.86124	$13.30052	666,213
01/01/2013 to 12/31/2013	$13.30052	$14.03791	641,129
01/01/2014 to 12/31/2014	$14.03791	$14.17716	596,265
01/01/2015 to 12/31/2015	$14.17716	$13.46328	490,934

AST International Growth Portfolio
09/04/2007 to 12/31/2007	$11.52056	$12.44440	160,902
01/01/2008 to 12/31/2008	$12.44440	$6.09868	233,765
01/01/2009 to 12/31/2009	$6.09868	$8.12488	394,964
01/01/2010 to 12/31/2010	$8.12488	$9.16080	470,685
01/01/2011 to 12/31/2011	$9.16080	$7.85528	350,301
01/01/2012 to 12/31/2012	$7.85528	$9.31060	402,788
01/01/2013 to 12/31/2013	$9.31060	$10.91573	412,020
01/01/2014 to 12/31/2014	$10.91573	$10.15523	387,235
01/01/2015 to 12/31/2015	$10.15523	$10.31507	514,447

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
09/04/2007 to 12/31/2007	$12.37110	$12.61913	193,893
01/01/2008 to 12/31/2008	$12.61913	$6.95843	217,704
01/01/2009 to 12/31/2009	$6.95843	$8.94211	448,995
01/01/2010 to 12/31/2010	$8.94211	$9.78154	522,920
01/01/2011 to 12/31/2011	$9.78154	$8.42354	424,730
01/01/2012 to 12/31/2012	$8.42354	$9.67819	505,967
01/01/2013 to 12/31/2013	$9.67819	$11.38578	584,736
01/01/2014 to 12/31/2014	$11.38578	$10.46042	562,206
01/01/2015 to 12/31/2015	$10.46042	$10.38491	538,562

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99874	$10.74503	22,292,196
01/01/2009 to 12/31/2009	$10.74503	$11.77700	8,071,944
01/01/2010 to 12/31/2010	$11.77700	$12.85096	4,061,445
01/01/2011 to 12/31/2011	$12.85096	$14.22998	35,214,108
01/01/2012 to 12/31/2012	$14.22998	$15.32995	14,049,180
01/01/2013 to 12/31/2013	$15.32995	$14.61557	5,664,638
01/01/2014 to 12/31/2014	$14.61557	$15.36107	5,518,991
01/01/2015 to 12/31/2015	$15.36107	$15.30408	12,342,018

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11182	$7.14571	252,249
01/01/2009 to 12/31/2009	$7.14571	$8.91307	3,437,241
01/01/2010 to 12/31/2010	$8.91307	$9.98987	4,626,865
01/01/2011 to 12/31/2011	$9.98987	$9.78156	3,706,411
01/01/2012 to 12/31/2012	$9.78156	$10.94038	4,483,021
01/01/2013 to 12/31/2013	$10.94038	$12.52756	4,427,165
01/01/2014 to 12/31/2014	$12.52756	$13.12146	4,175,932
01/01/2015 to 12/31/2015	$13.12146	$12.78586	3,981,248

AST J.P. Morgan International Equity Portfolio
09/04/2007 to 12/31/2007	$11.16975	$11.41442	141,891
01/01/2008 to 12/31/2008	$11.41442	$6.58885	218,870
01/01/2009 to 12/31/2009	$6.58885	$8.81640	648,708
01/01/2010 to 12/31/2010	$8.81640	$9.30432	846,204
01/01/2011 to 12/31/2011	$9.30432	$8.32407	668,977
01/01/2012 to 12/31/2012	$8.32407	$9.99280	785,744
01/01/2013 to 12/31/2013	$9.99280	$11.35179	914,979
01/01/2014 to 12/31/2014	$11.35179	$10.46701	939,445
01/01/2015 to 12/31/2015	$10.46701	$10.01918	894,534

AST J.P. Morgan Strategic Opportunities Portfolio
09/04/2007 to 12/31/2007	$11.01436	$10.58861	57,137
01/01/2008 to 12/31/2008	$10.58861	$8.59008	2,495,791
01/01/2009 to 12/31/2009	$8.59008	$10.32164	8,909,402
01/01/2010 to 12/31/2010	$10.32164	$10.90809	9,450,984
01/01/2011 to 12/31/2011	$10.90809	$10.76681	8,322,451
01/01/2012 to 12/31/2012	$10.76681	$11.73884	9,071,204
01/01/2013 to 12/31/2013	$11.73884	$12.83500	8,714,928
01/01/2014 to 12/31/2014	$12.83500	$13.32780	8,091,298
01/01/2015 to 12/31/2015	$13.32780	$13.10037	7,411,467

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	1,459
01/01/2010 to 12/31/2010	$10.29227	$11.28218	54,941
01/01/2011 to 12/31/2011	$11.28218	$11.18383	83,729
01/01/2012 to 12/31/2012	$11.18383	$12.68552	161,930
01/01/2013 to 12/31/2013	$12.68552	$17.05068	164,359
01/01/2014 to 12/31/2014	$17.05068	$18.38625	230,989
01/01/2015 to 12/31/2015	$18.38625	$20.03101	273,787

AST Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$11.16313	$10.53044	127,887
01/01/2008 to 12/31/2008	$10.53044	$6.06725	214,857
01/01/2009 to 12/31/2009	$6.06725	$7.13569	385,899
01/01/2010 to 12/31/2010	$7.13569	$7.95146	454,900
01/01/2011 to 12/31/2011	$7.95146	$7.50265	399,727
01/01/2012 to 12/31/2012	$7.50265	$8.63555	442,255
01/01/2013 to 12/31/2013	$8.63555	$11.89344	545,331
01/01/2014 to 12/31/2014	$11.89344	$13.32180	695,080
01/01/2015 to 12/31/2015	$13.32180	$12.09053	570,359

AST Loomis Sayles Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.02636	$11.57756	132,600
01/01/2008 to 12/31/2008	$11.57756	$6.42308	210,852
01/01/2009 to 12/31/2009	$6.42308	$8.20734	436,573
01/01/2010 to 12/31/2010	$8.20734	$9.67845	566,960
01/01/2011 to 12/31/2011	$9.67845	$9.44386	454,529
01/01/2012 to 12/31/2012	$9.44386	$10.44016	527,054
01/01/2013 to 12/31/2013	$10.44016	$14.04478	522,924
01/01/2014 to 12/31/2014	$14.04478	$15.29509	1,205,163
01/01/2015 to 12/31/2015	$15.29509	$16.57858	1,045,729

AST Lord Abbett Core Fixed Income Portfolio
09/04/2007 to 12/31/2007	$10.78155	$10.95860	38,378
01/01/2008 to 12/31/2008	$10.95860	$8.28202	46,938
01/01/2009 to 12/31/2009	$8.28202	$10.97774	253,610
01/01/2010 to 12/31/2010	$10.97774	$12.26034	336,988
01/01/2011 to 12/31/2011	$12.26034	$13.30142	963,892
01/01/2012 to 12/31/2012	$13.30142	$13.87485	1,060,639
01/01/2013 to 12/31/2013	$13.87485	$13.38979	828,258
01/01/2014 to 12/31/2014	$13.38979	$14.02778	938,440
01/01/2015 to 12/31/2015	$14.02778	$13.73297	1,059,416

AST MFS Global Equity Portfolio
09/04/2007 to 12/31/2007	$11.71519	$11.97391	106,458
01/01/2008 to 12/31/2008	$11.97391	$7.78320	172,126
01/01/2009 to 12/31/2009	$7.78320	$10.07929	304,375
01/01/2010 to 12/31/2010	$10.07929	$11.12120	379,744
01/01/2011 to 12/31/2011	$11.12120	$10.60861	353,785
01/01/2012 to 12/31/2012	$10.60861	$12.85735	428,605
01/01/2013 to 12/31/2013	$12.85735	$16.15990	664,124
01/01/2014 to 12/31/2014	$16.15990	$16.49088	688,859
01/01/2015 to 12/31/2015	$16.49088	$16.00119	658,046

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
09/04/2007 to 12/31/2007	$11.21343	$11.78062	57,864
01/01/2008 to 12/31/2008	$11.78062	$7.38927	92,343
01/01/2009 to 12/31/2009	$7.38927	$9.04493	149,026
01/01/2010 to 12/31/2010	$9.04493	$10.04560	163,547
01/01/2011 to 12/31/2011	$10.04560	$9.83366	169,713
01/01/2012 to 12/31/2012	$9.83366	$11.33774	215,576
01/01/2013 to 12/31/2013	$11.33774	$15.26288	239,227
01/01/2014 to 12/31/2014	$15.26288	$16.33895	277,099
01/01/2015 to 12/31/2015	$16.33895	$17.25257	229,344

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	7,668
01/01/2013 to 12/31/2013	$10.20155	$13.51211	53,246
01/01/2014 to 12/31/2014	$13.51211	$14.66544	97,276
01/01/2015 to 12/31/2015	$14.66544	$14.33715	143,812

AST Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.91824	$10.53613	68,861
01/01/2008 to 12/31/2008	$10.53613	$6.41960	81,548
01/01/2009 to 12/31/2009	$6.41960	$8.77984	212,717
01/01/2010 to 12/31/2010	$8.77984	$10.68701	280,877
01/01/2011 to 12/31/2011	$10.68701	$10.16087	207,670
01/01/2012 to 12/31/2012	$10.16087	$11.84769	268,805
01/01/2013 to 12/31/2013	$11.84769	$15.44877	291,476
01/01/2014 to 12/31/2014	$15.44877	$17.49037	312,284
01/01/2015 to 12/31/2015	$17.49037	$16.08516	289,935

AST Money Market Portfolio
09/04/2007 to 12/31/2007	$10.44745	$10.55481	439,666
01/01/2008 to 12/31/2008	$10.55481	$10.65447	2,759,260
01/01/2009 to 12/31/2009	$10.65447	$10.51751	2,267,294
01/01/2010 to 12/31/2010	$10.51751	$10.35969	1,594,489
01/01/2011 to 12/31/2011	$10.35969	$10.20379	1,713,284
01/01/2012 to 12/31/2012	$10.20379	$10.04893	2,009,285
01/01/2013 to 12/31/2013	$10.04893	$9.89558	1,446,694
01/01/2014 to 12/31/2014	$9.89558	$9.74467	1,134,125
01/01/2015 to 12/31/2015	$9.74467	$9.59559	1,301,726

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.37574	$10.33156	108,936
01/01/2008 to 12/31/2008	$10.33156	$5.87444	133,061
01/01/2009 to 12/31/2009	$5.87444	$8.13599	582,751
01/01/2010 to 12/31/2010	$8.13599	$9.88948	766,853
01/01/2011 to 12/31/2011	$9.88948	$9.49682	526,809
01/01/2012 to 12/31/2012	$9.49682	$10.95341	556,742
01/01/2013 to 12/31/2013	$10.95341	$15.31735	793,701
01/01/2014 to 12/31/2014	$15.31735	$17.23301	847,404
01/01/2015 to 12/31/2015	$17.23301	$16.01339	680,597

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02865	$10.07295	2,905
01/01/2012 to 12/31/2012	$10.07295	$10.40226	56,760
01/01/2013 to 12/31/2013	$10.40226	$9.95324	149,965
01/01/2014 to 12/31/2014	$9.95324	$10.30625	229,594
01/01/2015 to 10/16/2015	$10.30625	$10.28872	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$12.02718	$12.28959	92,876
01/01/2008 to 12/31/2008	$12.28959	$6.87585	136,526
01/01/2009 to 12/31/2009	$6.87585	$8.78786	291,632
01/01/2010 to 12/31/2010	$8.78786	$11.13543	421,493
01/01/2011 to 12/31/2011	$11.13543	$11.15065	382,255
01/01/2012 to 12/31/2012	$11.15065	$12.33993	416,975
01/01/2013 to 12/31/2013	$12.33993	$16.11432	439,262
01/01/2014 to 12/31/2014	$16.11432	$17.12818	378,207
01/01/2015 to 10/16/2015	$17.12818	$17.58142	0

AST Neuberger Berman Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.30178	$11.05501	48,803
01/01/2008 to 12/31/2008	$11.05501	$6.25525	67,244
01/01/2009 to 12/31/2009	$6.25525	$7.54954	189,275
01/01/2010 to 12/31/2010	$7.54954	$8.94111	272,224
01/01/2011 to 04/29/2011	$8.94111	$10.03294	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	406,988
01/01/2013 to 12/31/2013	$10.33248	$12.09919	416,680
01/01/2014 to 12/31/2014	$12.09919	$12.52682	433,716
01/01/2015 to 12/31/2015	$12.52682	$12.18243	380,597

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10148	$5.57715	2,526
01/01/2009 to 12/31/2009	$5.57715	$9.14495	1,041,944
01/01/2010 to 12/31/2010	$9.14495	$11.01080	1,678,816
01/01/2011 to 12/31/2011	$11.01080	$8.64490	876,131
01/01/2012 to 12/31/2012	$8.64490	$10.03905	1,051,434
01/01/2013 to 12/31/2013	$10.03905	$9.90790	1,064,600
01/01/2014 to 12/31/2014	$9.90790	$9.29973	975,804
01/01/2015 to 12/31/2015	$9.29973	$7.62587	820,426

AST Preservation Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.80192	$11.16097	213,961
01/01/2008 to 12/31/2008	$11.16097	$8.84892	4,320,625
01/01/2009 to 12/31/2009	$8.84892	$10.45993	16,267,702
01/01/2010 to 12/31/2010	$10.45993	$11.38917	20,251,502
01/01/2011 to 12/31/2011	$11.38917	$11.32728	19,218,290
01/01/2012 to 12/31/2012	$11.32728	$12.31131	20,048,396
01/01/2013 to 12/31/2013	$12.31131	$13.24018	18,545,584
01/01/2014 to 12/31/2014	$13.24018	$13.79108	17,023,493
01/01/2015 to 12/31/2015	$13.79108	$13.60014	15,655,962

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	6,679
01/01/2012 to 12/31/2012	$10.07285	$10.62414	160,252
01/01/2013 to 12/31/2013	$10.62414	$10.21994	203,334
01/01/2014 to 12/31/2014	$10.21994	$10.67386	349,832
01/01/2015 to 12/31/2015	$10.67386	$10.48277	375,928

AST Prudential Growth Allocation Portfolio
09/04/2007 to 12/31/2007	$11.11078	$11.31636	374,786
01/01/2008 to 12/31/2008	$11.31636	$6.60696	1,947,722
01/01/2009 to 12/31/2009	$6.60696	$8.19609	12,858,817
01/01/2010 to 12/31/2010	$8.19609	$9.60610	16,273,232
01/01/2011 to 12/31/2011	$9.60610	$8.87180	11,140,097
01/01/2012 to 12/31/2012	$8.87180	$9.86507	14,706,594
01/01/2013 to 12/31/2013	$9.86507	$11.36842	15,036,493
01/01/2014 to 12/31/2014	$11.36842	$12.22460	14,721,310
01/01/2015 to 12/31/2015	$12.22460	$11.96425	20,398,518

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST QMA US Equity Alpha Portfolio
09/04/2007 to 12/31/2007	$11.22094	$10.79584	109,945
01/01/2008 to 12/31/2008	$10.79584	$6.51497	137,469
01/01/2009 to 12/31/2009	$6.51497	$7.81555	236,297
01/01/2010 to 12/31/2010	$7.81555	$8.85453	252,083
01/01/2011 to 12/31/2011	$8.85453	$9.02103	234,580
01/01/2012 to 12/31/2012	$9.02103	$10.55351	307,625
01/01/2013 to 12/31/2013	$10.55351	$13.76244	319,622
01/01/2014 to 12/31/2014	$13.76244	$15.88513	497,560
01/01/2015 to 12/31/2015	$15.88513	$16.12431	499,175

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	138
01/01/2013 to 12/31/2013	$9.92541	$11.96308	5,599
01/01/2014 to 12/31/2014	$11.96308	$12.54626	19,705
01/01/2015 to 12/31/2015	$12.54626	$12.37340	9,462

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08113	$7.35283	771,630
01/01/2009 to 12/31/2009	$7.35283	$8.93400	6,054,382
01/01/2010 to 12/31/2010	$8.93400	$9.84613	8,324,552
01/01/2011 to 12/31/2011	$9.84613	$9.51998	7,450,224
01/01/2012 to 12/31/2012	$9.51998	$10.33838	8,210,358
01/01/2013 to 12/31/2013	$10.33838	$11.44699	7,740,553
01/01/2014 to 12/31/2014	$11.44699	$11.85150	7,299,037
01/01/2015 to 12/31/2015	$11.85150	$11.65125	7,261,667

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09931	$6.70326	384,017
01/01/2009 to 12/31/2009	$6.70326	$8.37330	4,604,696
01/01/2010 to 12/31/2010	$8.37330	$9.42811	6,724,473
01/01/2011 to 12/31/2011	$9.42811	$9.06262	4,840,317
01/01/2012 to 12/31/2012	$9.06262	$10.34330	6,553,917
01/01/2013 to 12/31/2013	$10.34330	$12.02494	7,624,753
01/01/2014 to 12/31/2014	$12.02494	$12.48462	7,486,076
01/01/2015 to 12/31/2015	$12.48462	$12.22738	13,546,454

AST Schroders Multi-Asset World Strategies Portfolio
09/04/2007 to 12/31/2007	$11.09854	$11.34807	50,902
01/01/2008 to 12/31/2008	$11.34807	$7.80093	541,511
01/01/2009 to 12/31/2009	$7.80093	$9.78770	5,527,106
01/01/2010 to 12/31/2010	$9.78770	$10.77678	8,729,302
01/01/2011 to 12/31/2011	$10.77678	$10.25384	6,982,765
01/01/2012 to 12/31/2012	$10.25384	$11.22172	8,188,208
01/01/2013 to 12/31/2013	$11.22172	$12.64168	7,978,456
01/01/2014 to 12/31/2014	$12.64168	$12.82666	7,496,762
01/01/2015 to 10/16/2015	$12.82666	$12.48826	0

AST Small-Cap Growth Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.74584	$10.90438	57,968
01/01/2008 to 12/31/2008	$10.90438	$6.00326	79,885
01/01/2009 to 12/31/2009	$6.00326	$7.84248	315,327
01/01/2010 to 12/31/2010	$7.84248	$10.23628	396,390
01/01/2011 to 12/31/2011	$10.23628	$8.75847	436,732
01/01/2012 to 12/31/2012	$8.75847	$10.35593	494,394
01/01/2013 to 12/31/2013	$10.35593	$14.35979	476,575
01/01/2014 to 12/31/2014	$14.35979	$14.83925	503,409
01/01/2015 to 12/31/2015	$14.83925	$14.80787	437,775

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.59999	$10.46833	49,715
01/01/2008 to 12/31/2008	$10.46833	$6.70061	81,727
01/01/2009 to 12/31/2009	$6.70061	$8.83559	185,740
01/01/2010 to 12/31/2010	$8.83559	$11.86932	315,242
01/01/2011 to 12/31/2011	$11.86932	$11.57388	281,553
01/01/2012 to 12/31/2012	$11.57388	$12.78458	341,947
01/01/2013 to 12/31/2013	$12.78458	$17.01765	389,163
01/01/2014 to 12/31/2014	$17.01765	$17.39792	340,049
01/01/2015 to 12/31/2015	$17.39792	$17.26689	350,654

AST Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.51386	$9.73292	127,547
01/01/2008 to 12/31/2008	$9.73292	$6.73606	266,159
01/01/2009 to 12/31/2009	$6.73606	$8.42432	409,674
01/01/2010 to 12/31/2010	$8.42432	$10.45223	478,873
01/01/2011 to 12/31/2011	$10.45223	$9.67773	389,214
01/01/2012 to 12/31/2012	$9.67773	$11.26057	388,934
01/01/2013 to 12/31/2013	$11.26057	$15.23609	407,998
01/01/2014 to 12/31/2014	$15.23609	$15.79392	347,568
01/01/2015 to 12/31/2015	$15.79392	$14.88253	311,299

AST T. Rowe Price Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.08326	$11.13836	209,218
01/01/2008 to 12/31/2008	$11.13836	$8.12262	1,854,755
01/01/2009 to 12/31/2009	$8.12262	$9.92935	9,485,424
01/01/2010 to 12/31/2010	$9.92935	$10.90571	12,526,458
01/01/2011 to 12/31/2011	$10.90571	$10.95260	11,437,020
01/01/2012 to 12/31/2012	$10.95260	$12.24090	13,385,369
01/01/2013 to 12/31/2013	$12.24090	$14.08325	13,770,936
01/01/2014 to 12/31/2014	$14.08325	$14.68366	13,547,138
01/01/2015 to 12/31/2015	$14.68366	$14.46568	15,045,539

AST T. Rowe Price Equity Income Portfolio
09/04/2007 to 12/31/2007	$11.24033	$10.52167	90,758
01/01/2008 to 12/31/2008	$10.52167	$6.02125	94,337
01/01/2009 to 12/31/2009	$6.02125	$7.34030	423,253
01/01/2010 to 12/31/2010	$7.34030	$8.18554	514,767
01/01/2011 to 12/31/2011	$8.18554	$7.92860	365,775
01/01/2012 to 12/31/2012	$7.92860	$9.15434	596,572
01/01/2013 to 12/31/2013	$9.15434	$11.69068	667,212
01/01/2014 to 12/31/2014	$11.69068	$12.37186	581,219
01/01/2015 to 10/16/2015	$12.37186	$11.48149	0

AST T. Rowe Price Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.31184	$11.16482	124,564
01/01/2008 to 12/31/2008	$11.16482	$6.53413	187,362
01/01/2009 to 12/31/2009	$6.53413	$9.86862	558,526
01/01/2010 to 12/31/2010	$9.86862	$11.25440	802,365
01/01/2011 to 12/31/2011	$11.25440	$10.89495	646,172
01/01/2012 to 12/31/2012	$10.89495	$12.61485	861,455
01/01/2013 to 12/31/2013	$12.61485	$17.89146	1,061,446
01/01/2014 to 12/31/2014	$17.89146	$19.08873	1,065,230
01/01/2015 to 12/31/2015	$19.08873	$20.59874	944,301

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
09/04/2007 to 12/31/2007	$12.05033	$13.60991	492,266
01/01/2008 to 12/31/2008	$13.60991	$6.70277	838,493
01/01/2009 to 12/31/2009	$6.70277	$9.85783	2,292,411
01/01/2010 to 12/31/2010	$9.85783	$11.69296	2,773,962
01/01/2011 to 12/31/2011	$11.69296	$9.79692	1,987,127
01/01/2012 to 12/31/2012	$9.79692	$9.99607	2,235,786
01/01/2013 to 12/31/2013	$9.99607	$11.35752	2,023,123
01/01/2014 to 12/31/2014	$11.35752	$10.24897	1,858,962
01/01/2015 to 12/31/2015	$10.24897	$8.14936	1,588,378

AST Templeton Global Bond Portfolio
09/04/2007 to 12/31/2007	$10.53457	$11.12805	57,667
01/01/2008 to 12/31/2008	$11.12805	$10.69133	156,631
01/01/2009 to 12/31/2009	$10.69133	$11.80367	409,662
01/01/2010 to 12/31/2010	$11.80367	$12.29119	466,177
01/01/2011 to 12/31/2011	$12.29119	$12.60300	430,868
01/01/2012 to 12/31/2012	$12.60300	$13.05891	488,280
01/01/2013 to 12/31/2013	$13.05891	$12.37691	374,762
01/01/2014 to 12/31/2014	$12.37691	$12.25586	344,291
01/01/2015 to 12/31/2015	$12.25586	$11.51141	284,814

AST Wellington Management Hedged Equity Portfolio
09/04/2007 to 12/31/2007	$11.36107	$11.50135	828,348
01/01/2008 to 12/31/2008	$11.50135	$6.53179	909,806
01/01/2009 to 12/31/2009	$6.53179	$8.26091	1,274,354
01/01/2010 to 12/31/2010	$8.26091	$9.32545	1,435,409
01/01/2011 to 12/31/2011	$9.32545	$8.86601	1,575,912
01/01/2012 to 12/31/2012	$8.86601	$9.69157	1,881,604
01/01/2013 to 12/31/2013	$9.69157	$11.50036	2,377,900
01/01/2014 to 12/31/2014	$11.50036	$11.94816	2,588,916
01/01/2015 to 12/31/2015	$11.94816	$11.69128	2,153,350

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99874	$9.98107	0
01/01/2008 to 12/31/2008	$9.98107	$9.31646	155,946
01/01/2009 to 12/31/2009	$9.31646	$10.24119	940,945
01/01/2010 to 12/31/2010	$10.24119	$10.87128	1,513,592
01/01/2011 to 12/31/2011	$10.87128	$11.35046	1,420,753
01/01/2012 to 12/31/2012	$11.35046	$12.05471	1,754,893
01/01/2013 to 12/31/2013	$12.05471	$11.69345	1,571,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	1,915,721
01/01/2015 to 12/31/2015	$12.34370	$12.30568	1,848,012

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07814	$6.64843	792,320
01/01/2009 to 12/31/2009	$6.64843	$8.51531	5,928,271
01/01/2010 to 12/31/2010	$8.51531	$9.24408	8,882,311
01/01/2011 to 12/31/2011	$9.24408	$8.95108	6,520,466
01/01/2012 to 09/21/2012	$8.95108	$10.03722	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.70%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06578	$10.29036	0
01/01/2008 to 12/31/2008	$10.29036	$6.89756	0
01/01/2009 to 12/31/2009	$6.89756	$8.43431	0
01/01/2010 to 12/31/2010	$8.43431	$9.28559	0
01/01/2011 to 12/31/2011	$9.28559	$8.88786	0
01/01/2012 to 12/31/2012	$8.88786	$9.83730	0
01/01/2013 to 12/31/2013	$9.83730	$10.63756	0
01/01/2014 to 12/31/2014	$10.63756	$10.85916	0
01/01/2015 to 12/31/2015	$10.85916	$10.33395	0

AST Advanced Strategies Portfolio
09/04/2007 to 12/31/2007	$10.05116	$10.38897	0
01/01/2008 to 12/31/2008	$10.38897	$7.17072	0
01/01/2009 to 12/31/2009	$7.17072	$8.89825	0
01/01/2010 to 12/31/2010	$8.89825	$9.94879	0
01/01/2011 to 12/31/2011	$9.94879	$9.79374	0
01/01/2012 to 12/31/2012	$9.79374	$10.94420	0
01/01/2013 to 12/31/2013	$10.94420	$12.54317	0
01/01/2014 to 12/31/2014	$12.54317	$13.08681	0
01/01/2015 to 12/31/2015	$13.08681	$12.97132	0

AST American Century Income & Growth Portfolio
09/04/2007 to 12/31/2007	$10.12153	$9.62685	0
01/01/2008 to 12/31/2008	$9.62685	$6.17686	0
01/01/2009 to 12/31/2009	$6.17686	$7.15315	0
01/01/2010 to 12/31/2010	$7.15315	$8.00744	0
01/01/2011 to 12/31/2011	$8.00744	$8.15490	0
01/01/2012 to 05/04/2012	$8.15490	$8.86008	0

AST Balanced Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06670	$10.31656	0
01/01/2008 to 12/31/2008	$10.31656	$7.23252	0
01/01/2009 to 12/31/2009	$7.23252	$8.76833	0
01/01/2010 to 12/31/2010	$8.76833	$9.68344	0
01/01/2011 to 12/31/2011	$9.68344	$9.40606	0
01/01/2012 to 12/31/2012	$9.40606	$10.40240	0
01/01/2013 to 12/31/2013	$10.40240	$12.03359	0
01/01/2014 to 12/31/2014	$12.03359	$12.60406	0
01/01/2015 to 12/31/2015	$12.60406	$12.45241	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99861	$9.16560	0
01/01/2012 to 12/31/2012	$9.16560	$10.08421	0
01/01/2013 to 12/31/2013	$10.08421	$10.99181	0
01/01/2014 to 12/31/2014	$10.99181	$11.33715	0
01/01/2015 to 12/31/2015	$11.33715	$10.81321	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99861	$10.49860	0
01/01/2014 to 12/31/2014	$10.49860	$10.69244	0
01/01/2015 to 12/31/2015	$10.69244	$10.54235	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
09/04/2007 to 12/31/2007	$9.99815	$10.29756	0
01/01/2008 to 12/31/2008	$10.29756	$10.23824	0
01/01/2009 to 12/31/2009	$10.23824	$11.09694	0
01/01/2010 to 12/31/2010	$11.09694	$11.33686	0
01/01/2011 to 12/31/2011	$11.33686	$11.39825	0
01/01/2012 to 12/31/2012	$11.39825	$11.73361	0
01/01/2013 to 12/31/2013	$11.73361	$11.28659	0
01/01/2014 to 12/31/2014	$11.28659	$11.08721	0
01/01/2015 to 12/31/2015	$11.08721	$10.95461	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
09/04/2007 to 12/31/2007	$9.99815	$10.48561	0
01/01/2008 to 12/31/2008	$10.48561	$10.07735	0
01/01/2009 to 12/31/2009	$10.07735	$11.54657	0
01/01/2010 to 12/31/2010	$11.54657	$12.22988	0
01/01/2011 to 12/31/2011	$12.22988	$12.40784	0
01/01/2012 to 12/31/2012	$12.40784	$13.33751	0
01/01/2013 to 12/31/2013	$13.33751	$12.87363	0
01/01/2014 to 12/31/2014	$12.87363	$13.19400	0
01/01/2015 to 12/31/2015	$13.19400	$12.69998	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14539	$10.30010	0
01/01/2010 to 12/31/2010	$10.30010	$11.51790	0
01/01/2011 to 12/31/2011	$11.51790	$10.66059	0
01/01/2012 to 12/31/2012	$10.66059	$11.86940	0
01/01/2013 to 12/31/2013	$11.86940	$15.33933	0
01/01/2014 to 12/31/2014	$15.33933	$16.63133	0
01/01/2015 to 12/31/2015	$16.63133	$15.57408	0

AST Capital Growth Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.08914	$10.27957	0
01/01/2008 to 12/31/2008	$10.27957	$6.57609	0
01/01/2009 to 12/31/2009	$6.57609	$8.10403	0
01/01/2010 to 12/31/2010	$8.10403	$9.03449	0
01/01/2011 to 12/31/2011	$9.03449	$8.66809	0
01/01/2012 to 12/31/2012	$8.66809	$9.69263	0
01/01/2013 to 12/31/2013	$9.69263	$11.69214	0
01/01/2014 to 12/31/2014	$11.69214	$12.30089	0
01/01/2015 to 12/31/2015	$12.30089	$12.15975	0

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99861	$11.66079	0
01/01/2014 to 12/31/2014	$11.66079	$13.02627	0
01/01/2015 to 12/31/2015	$13.02627	$12.35108	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
09/04/2007 to 12/31/2007	$10.13608	$8.81443	0
01/01/2008 to 12/31/2008	$8.81443	$5.62898	0
01/01/2009 to 12/31/2009	$5.62898	$7.30200	0
01/01/2010 to 12/31/2010	$7.30200	$9.24005	0
01/01/2011 to 12/31/2011	$9.24005	$9.68459	0
01/01/2012 to 12/31/2012	$9.68459	$10.98399	0
01/01/2013 to 12/31/2013	$10.98399	$11.13873	0
01/01/2014 to 12/31/2014	$11.13873	$14.33847	0
01/01/2015 to 12/31/2015	$14.33847	$14.78173	0

AST DeAm Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.07103	$8.90547	0
01/01/2008 to 07/18/2008	$8.90547	$8.15851	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99861	$9.68793	0
01/01/2014 to 12/31/2014	$9.68793	$10.01210	0
01/01/2015 to 12/31/2015	$10.01210	$9.83515	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10360	$7.50574	0
01/01/2009 to 12/31/2009	$7.50574	$8.94713	0
01/01/2010 to 12/31/2010	$8.94713	$9.96968	0
01/01/2011 to 12/31/2011	$9.96968	$9.56090	0
01/01/2012 to 12/31/2012	$9.56090	$10.68270	0
01/01/2013 to 12/31/2013	$10.68270	$12.52337	0
01/01/2014 to 12/31/2014	$12.52337	$13.01822	0
01/01/2015 to 10/16/2015	$13.01822	$12.98378	0

AST FI Pyramis® Quantitative Portfolio
09/04/2007 to 12/31/2007	$10.05092	$10.17762	0
01/01/2008 to 12/31/2008	$10.17762	$6.55614	0
01/01/2009 to 12/31/2009	$6.55614	$7.98422	0
01/01/2010 to 12/31/2010	$7.98422	$8.97842	0
01/01/2011 to 12/31/2011	$8.97842	$8.69570	0
01/01/2012 to 12/31/2012	$8.69570	$9.45949	0
01/01/2013 to 12/31/2013	$9.45949	$10.67439	0
01/01/2014 to 12/31/2014	$10.67439	$10.82665	0
01/01/2015 to 12/31/2015	$10.82665	$10.75115	0

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99862	$7.47237	0
01/01/2009 to 11/13/2009	$7.47237	$8.35589	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99862	$10.74667	0
01/01/2013 to 12/31/2013	$10.74667	$13.15305	0
01/01/2014 to 12/31/2014	$13.15305	$13.34433	0
01/01/2015 to 10/16/2015	$13.34433	$12.78405	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99861	$10.81496	0
01/01/2014 to 12/31/2014	$10.81496	$10.90632	0
01/01/2015 to 10/16/2015	$10.90632	$10.40853	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17530	$6.11293	0
01/01/2009 to 12/31/2009	$6.11293	$8.12045	0
01/01/2010 to 12/31/2010	$8.12045	$9.59760	0
01/01/2011 to 12/31/2011	$9.59760	$8.96179	0
01/01/2012 to 12/31/2012	$8.96179	$11.17374	0
01/01/2013 to 12/31/2013	$11.17374	$11.46461	0
01/01/2014 to 12/31/2014	$11.46461	$12.84252	0
01/01/2015 to 12/31/2015	$12.84252	$12.61649	0

AST Goldman Sachs Concentrated Growth Portfolio
09/04/2007 to 12/31/2007	$10.14175	$10.20006	0
01/01/2008 to 12/31/2008	$10.20006	$5.99060	0
01/01/2009 to 12/31/2009	$5.99060	$8.80030	0
01/01/2010 to 12/31/2010	$8.80030	$9.54348	0
01/01/2011 to 12/31/2011	$9.54348	$9.01285	0
01/01/2012 to 12/31/2012	$9.01285	$10.61341	0
01/01/2013 to 12/31/2013	$10.61341	$13.53963	0
01/01/2014 to 02/07/2014	$13.53963	$13.31960	0

AST Goldman Sachs Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.09199	$10.01010	0
01/01/2008 to 12/31/2008	$10.01010	$5.83767	0
01/01/2009 to 12/31/2009	$5.83767	$6.84158	0
01/01/2010 to 12/31/2010	$6.84158	$7.59413	0
01/01/2011 to 12/31/2011	$7.59413	$7.05525	0
01/01/2012 to 12/31/2012	$7.05525	$8.30148	0
01/01/2013 to 12/31/2013	$8.30148	$10.90077	0
01/01/2014 to 12/31/2014	$10.90077	$12.12617	0
01/01/2015 to 12/31/2015	$12.12617	$11.37246	0

AST Goldman Sachs Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15577	$10.20504	0
01/01/2008 to 12/31/2008	$10.20504	$5.94093	0
01/01/2009 to 12/31/2009	$5.94093	$9.17698	0
01/01/2010 to 12/31/2010	$9.17698	$10.81269	0
01/01/2011 to 12/31/2011	$10.81269	$10.31558	0
01/01/2012 to 12/31/2012	$10.31558	$12.13239	0
01/01/2013 to 12/31/2013	$12.13239	$15.77000	0
01/01/2014 to 12/31/2014	$15.77000	$17.29392	0
01/01/2015 to 12/31/2015	$17.29392	$16.03800	0

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08927	$7.61467	0
01/01/2009 to 12/31/2009	$7.61467	$9.23814	0
01/01/2010 to 12/31/2010	$9.23814	$10.13722	0
01/01/2011 to 12/31/2011	$10.13722	$9.91746	0
01/01/2012 to 12/31/2012	$9.91746	$10.73925	0
01/01/2013 to 12/31/2013	$10.73925	$11.59683	0
01/01/2014 to 12/31/2014	$11.59683	$11.86386	0
01/01/2015 to 12/31/2015	$11.86386	$11.55944	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03350	$7.63876	0
01/01/2009 to 12/31/2009	$7.63876	$9.52759	0
01/01/2010 to 12/31/2010	$9.52759	$11.87597	0
01/01/2011 to 12/31/2011	$11.87597	$11.82991	0
01/01/2012 to 12/31/2012	$11.82991	$13.45707	0
01/01/2013 to 12/31/2013	$13.45707	$18.36795	0
01/01/2014 to 12/31/2014	$18.36795	$19.36098	0
01/01/2015 to 12/31/2015	$19.36098	$17.99132	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.11252	$9.75180	0
01/01/2008 to 12/31/2008	$9.75180	$6.01200	0
01/01/2009 to 12/31/2009	$6.01200	$6.99095	0
01/01/2010 to 12/31/2010	$6.99095	$7.72945	0
01/01/2011 to 12/31/2011	$7.72945	$7.56305	0
01/01/2012 to 12/31/2012	$7.56305	$8.43308	0
01/01/2013 to 12/31/2013	$8.43308	$11.16367	0
01/01/2014 to 12/31/2014	$11.16367	$11.14810	0
01/01/2015 to 12/31/2015	$11.14810	$10.29701	0

AST High Yield Portfolio
09/04/2007 to 12/31/2007	$10.02193	$10.19061	0
01/01/2008 to 12/31/2008	$10.19061	$7.46065	0
01/01/2009 to 12/31/2009	$7.46065	$9.94415	0
01/01/2010 to 12/31/2010	$9.94415	$11.09791	0
01/01/2011 to 12/31/2011	$11.09791	$11.25890	0
01/01/2012 to 12/31/2012	$11.25890	$12.60640	0
01/01/2013 to 12/31/2013	$12.60640	$13.28567	0
01/01/2014 to 12/31/2014	$13.28567	$13.39765	0
01/01/2015 to 12/31/2015	$13.39765	$12.70415	0

AST International Growth Portfolio
09/04/2007 to 12/31/2007	$10.07589	$10.87865	0
01/01/2008 to 12/31/2008	$10.87865	$5.32347	0
01/01/2009 to 12/31/2009	$5.32347	$7.08178	0
01/01/2010 to 12/31/2010	$7.08178	$7.97297	0
01/01/2011 to 12/31/2011	$7.97297	$6.82656	0
01/01/2012 to 12/31/2012	$6.82656	$8.07933	0
01/01/2013 to 12/31/2013	$8.07933	$9.45814	0
01/01/2014 to 12/31/2014	$9.45814	$8.78624	0
01/01/2015 to 12/31/2015	$8.78624	$8.91132	0

AST International Value Portfolio
09/04/2007 to 12/31/2007	$10.07730	$10.27451	0
01/01/2008 to 12/31/2008	$10.27451	$5.65719	0
01/01/2009 to 12/31/2009	$5.65719	$7.25920	0
01/01/2010 to 12/31/2010	$7.25920	$7.92905	0
01/01/2011 to 12/31/2011	$7.92905	$6.81816	0
01/01/2012 to 12/31/2012	$6.81816	$7.82202	0
01/01/2013 to 12/31/2013	$7.82202	$9.18858	0
01/01/2014 to 12/31/2014	$9.18858	$8.42932	0
01/01/2015 to 12/31/2015	$8.42932	$8.35610	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11178	$7.13867	0
01/01/2009 to 12/31/2009	$7.13867	$8.89120	0
01/01/2010 to 12/31/2010	$8.89120	$9.95052	0
01/01/2011 to 12/31/2011	$9.95052	$9.72872	0
01/01/2012 to 12/31/2012	$9.72872	$10.86529	0
01/01/2013 to 12/31/2013	$10.86529	$12.42323	0
01/01/2014 to 12/31/2014	$12.42323	$12.99298	0
01/01/2015 to 12/31/2015	$12.99298	$12.64195	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
09/04/2007 to 12/31/2007	$10.07182	$10.28751	0
01/01/2008 to 12/31/2008	$10.28751	$5.92957	0
01/01/2009 to 12/31/2009	$5.92957	$7.92252	0
01/01/2010 to 12/31/2010	$7.92252	$8.34866	0
01/01/2011 to 12/31/2011	$8.34866	$7.45810	0
01/01/2012 to 12/31/2012	$7.45810	$8.94008	0
01/01/2013 to 12/31/2013	$8.94008	$10.14092	0
01/01/2014 to 12/31/2014	$10.14092	$9.33668	0
01/01/2015 to 12/31/2015	$9.33668	$8.92408	0

AST J.P. Morgan Strategic Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.04717	$9.65428	0
01/01/2008 to 12/31/2008	$9.65428	$7.82060	1,319
01/01/2009 to 12/31/2009	$7.82060	$9.38319	1,318
01/01/2010 to 12/31/2010	$9.38319	$9.90157	1,318
01/01/2011 to 12/31/2011	$9.90157	$9.75906	1,317
01/01/2012 to 12/31/2012	$9.75906	$10.62428	1,316
01/01/2013 to 12/31/2013	$10.62428	$11.59927	1,315
01/01/2014 to 12/31/2014	$11.59927	$12.02685	1,315
01/01/2015 to 12/31/2015	$12.02685	$11.80418	1,314

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08400	$10.29031	0
01/01/2010 to 12/31/2010	$10.29031	$11.26343	0
01/01/2011 to 12/31/2011	$11.26343	$11.14873	0
01/01/2012 to 12/31/2012	$11.14873	$12.62690	0
01/01/2013 to 12/31/2013	$12.62690	$16.94692	0
01/01/2014 to 12/31/2014	$16.94692	$18.24738	0
01/01/2015 to 12/31/2015	$18.24738	$19.85042	0

AST Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.09111	$9.51468	0
01/01/2008 to 12/31/2008	$9.51468	$5.47387	0
01/01/2009 to 12/31/2009	$5.47387	$6.42843	0
01/01/2010 to 12/31/2010	$6.42843	$7.15276	0
01/01/2011 to 12/31/2011	$7.15276	$6.73906	0
01/01/2012 to 12/31/2012	$6.73906	$7.74523	0
01/01/2013 to 12/31/2013	$7.74523	$10.65154	0
01/01/2014 to 12/31/2014	$10.65154	$11.91326	0
01/01/2015 to 12/31/2015	$11.91326	$10.79624	0

AST Loomis Sayles Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.12082	$10.62167	0
01/01/2008 to 12/31/2008	$10.62167	$5.88400	0
01/01/2009 to 12/31/2009	$5.88400	$7.50737	0
01/01/2010 to 12/31/2010	$7.50737	$8.83994	0
01/01/2011 to 12/31/2011	$8.83994	$8.61297	0
01/01/2012 to 12/31/2012	$8.61297	$9.50769	0
01/01/2013 to 12/31/2013	$9.50769	$12.77151	0
01/01/2014 to 12/31/2014	$12.77151	$13.88802	0
01/01/2015 to 12/31/2015	$13.88802	$15.03125	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Lord Abbett Core Fixed Income Portfolio
09/04/2007 to 12/31/2007	$10.02297	$10.18268	0
01/01/2008 to 12/31/2008	$10.18268	$7.68422	0
01/01/2009 to 12/31/2009	$7.68422	$10.17046	0
01/01/2010 to 12/31/2010	$10.17046	$11.34198	0
01/01/2011 to 12/31/2011	$11.34198	$12.28703	0
01/01/2012 to 12/31/2012	$12.28703	$12.79772	0
01/01/2013 to 12/31/2013	$12.79772	$12.33205	0
01/01/2014 to 12/31/2014	$12.33205	$12.90064	0
01/01/2015 to 12/31/2015	$12.90064	$12.61091	0

AST MFS Global Equity Portfolio
09/04/2007 to 12/31/2007	$10.06288	$10.28019	0
01/01/2008 to 12/31/2008	$10.28019	$6.67246	0
01/01/2009 to 12/31/2009	$6.67246	$8.62801	0
01/01/2010 to 12/31/2010	$8.62801	$9.50583	0
01/01/2011 to 12/31/2011	$9.50583	$9.05443	0
01/01/2012 to 12/31/2012	$9.05443	$10.95749	0
01/01/2013 to 12/31/2013	$10.95749	$13.75186	0
01/01/2014 to 12/31/2014	$13.75186	$14.01289	0
01/01/2015 to 12/31/2015	$14.01289	$13.57675	0

AST MFS Growth Portfolio
09/04/2007 to 12/31/2007	$10.11638	$10.62305	0
01/01/2008 to 12/31/2008	$10.62305	$6.65333	0
01/01/2009 to 12/31/2009	$6.65333	$8.13214	0
01/01/2010 to 12/31/2010	$8.13214	$9.01845	0
01/01/2011 to 12/31/2011	$9.01845	$8.81514	0
01/01/2012 to 12/31/2012	$8.81514	$10.14839	0
01/01/2013 to 12/31/2013	$10.14839	$13.64166	0
01/01/2014 to 12/31/2014	$13.64166	$14.58198	0
01/01/2015 to 12/31/2015	$14.58198	$15.37475	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99862	$10.19600	0
01/01/2013 to 12/31/2013	$10.19600	$13.48485	0
01/01/2014 to 12/31/2014	$13.48485	$14.61431	0
01/01/2015 to 12/31/2015	$14.61431	$14.26604	0

AST Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.10856	$9.75005	0
01/01/2008 to 12/31/2008	$9.75005	$5.93190	0
01/01/2009 to 12/31/2009	$5.93190	$8.10076	0
01/01/2010 to 12/31/2010	$8.10076	$9.84588	0
01/01/2011 to 12/31/2011	$9.84588	$9.34739	0
01/01/2012 to 12/31/2012	$9.34739	$10.88306	0
01/01/2013 to 12/31/2013	$10.88306	$14.16999	0
01/01/2014 to 12/31/2014	$14.16999	$16.01880	0
01/01/2015 to 12/31/2015	$16.01880	$14.71012	0

AST Money Market Portfolio
09/04/2007 to 12/31/2007	$9.99951	$10.09744	0
01/01/2008 to 12/31/2008	$10.09744	$10.17767	0
01/01/2009 to 12/31/2009	$10.17767	$10.03209	0
01/01/2010 to 12/31/2010	$10.03209	$9.86698	0
01/01/2011 to 12/31/2011	$9.86698	$9.70434	0
01/01/2012 to 12/31/2012	$9.70434	$9.54272	0
01/01/2013 to 12/31/2013	$9.54272	$9.38307	0
01/01/2014 to 12/31/2014	$9.38307	$9.22618	0
01/01/2015 to 12/31/2015	$9.22618	$9.07218	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.15067	$10.10265	0
01/01/2008 to 12/31/2008	$10.10265	$5.73576	0
01/01/2009 to 12/31/2009	$5.73576	$7.93225	0
01/01/2010 to 12/31/2010	$7.93225	$9.62757	0
01/01/2011 to 12/31/2011	$9.62757	$9.23167	0
01/01/2012 to 12/31/2012	$9.23167	$10.63186	0
01/01/2013 to 12/31/2013	$10.63186	$14.84570	0
01/01/2014 to 12/31/2014	$14.84570	$16.67777	0
01/01/2015 to 12/31/2015	$16.67777	$15.47455	0

AST Neuberger Berman Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15100	$10.36749	0
01/01/2008 to 12/31/2008	$10.36749	$5.79188	0
01/01/2009 to 12/31/2009	$5.79188	$7.39154	0
01/01/2010 to 12/31/2010	$7.39154	$9.35229	0
01/01/2011 to 12/31/2011	$9.35229	$9.35130	0
01/01/2012 to 12/31/2012	$9.35130	$10.33333	0
01/01/2013 to 12/31/2013	$10.33333	$13.47420	0
01/01/2014 to 12/31/2014	$13.47420	$14.30087	0
01/01/2015 to 10/16/2015	$14.30087	$14.66210	0

AST Neuberger Berman Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.15137	$10.88844	0
01/01/2008 to 12/31/2008	$10.88844	$6.15199	0
01/01/2009 to 12/31/2009	$6.15199	$7.41410	0
01/01/2010 to 12/31/2010	$7.41410	$8.76777	0
01/01/2011 to 04/29/2011	$8.76777	$9.83375	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99862	$10.32216	0
01/01/2013 to 12/31/2013	$10.32216	$12.06936	0
01/01/2014 to 12/31/2014	$12.06936	$12.47735	0
01/01/2015 to 12/31/2015	$12.47735	$12.11638	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10136	$5.57335	0
01/01/2009 to 12/31/2009	$5.57335	$9.12527	0
01/01/2010 to 12/31/2010	$9.12527	$10.97104	0
01/01/2011 to 12/31/2011	$10.97104	$8.60101	0
01/01/2012 to 12/31/2012	$8.60101	$9.97337	0
01/01/2013 to 12/31/2013	$9.97337	$9.82853	0
01/01/2014 to 12/31/2014	$9.82853	$9.21164	0
01/01/2015 to 12/31/2015	$9.21164	$7.54254	0

AST Preservation Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.03349	$10.36204	0
01/01/2008 to 12/31/2008	$10.36204	$8.20346	0
01/01/2009 to 12/31/2009	$8.20346	$9.68266	0
01/01/2010 to 12/31/2010	$9.68266	$10.52738	0
01/01/2011 to 12/31/2011	$10.52738	$10.45482	0
01/01/2012 to 12/31/2012	$10.45482	$11.34635	0
01/01/2013 to 12/31/2013	$11.34635	$12.18450	0
01/01/2014 to 12/31/2014	$12.18450	$12.67277	0
01/01/2015 to 12/31/2015	$12.67277	$12.47882	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06784	$10.24921	0
01/01/2008 to 12/31/2008	$10.24921	$5.97509	5,571
01/01/2009 to 12/31/2009	$5.97509	$7.40130	5,567
01/01/2010 to 12/31/2010	$7.40130	$8.66171	5,564
01/01/2011 to 12/31/2011	$8.66171	$7.98786	5,561
01/01/2012 to 12/31/2012	$7.98786	$8.86900	5,558
01/01/2013 to 12/31/2013	$8.86900	$10.20562	5,555
01/01/2014 to 12/31/2014	$10.20562	$10.95802	5,552
01/01/2015 to 12/31/2015	$10.95802	$10.70877	5,550

AST QMA US Equity Alpha Portfolio
09/04/2007 to 12/31/2007	$10.08932	$9.70245	0
01/01/2008 to 12/31/2008	$9.70245	$5.84646	0
01/01/2009 to 12/31/2009	$5.84646	$7.00319	0
01/01/2010 to 12/31/2010	$7.00319	$7.92253	0
01/01/2011 to 12/31/2011	$7.92253	$8.05960	0
01/01/2012 to 12/31/2012	$8.05960	$9.41497	0
01/01/2013 to 12/31/2013	$9.41497	$12.25979	0
01/01/2014 to 12/31/2014	$12.25979	$14.12993	0
01/01/2015 to 12/31/2015	$14.12993	$14.32160	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99861	$8.89866	0
01/01/2012 to 12/31/2012	$8.89866	$9.90099	0
01/01/2013 to 12/31/2013	$9.90099	$11.91604	0
01/01/2014 to 12/31/2014	$11.91604	$12.47849	0
01/01/2015 to 12/31/2015	$12.47849	$12.28839	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08109	$7.34558	0
01/01/2009 to 12/31/2009	$7.34558	$8.91204	0
01/01/2010 to 12/31/2010	$8.91204	$9.80747	0
01/01/2011 to 12/31/2011	$9.80747	$9.46863	0
01/01/2012 to 12/31/2012	$9.46863	$10.26743	0
01/01/2013 to 12/31/2013	$10.26743	$11.35166	0
01/01/2014 to 12/31/2014	$11.35166	$11.73555	0
01/01/2015 to 12/31/2015	$11.73555	$11.52021	0

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09927	$6.69672	0
01/01/2009 to 12/31/2009	$6.69672	$8.35282	0
01/01/2010 to 12/31/2010	$8.35282	$9.39126	0
01/01/2011 to 12/31/2011	$9.39126	$9.01392	0
01/01/2012 to 12/31/2012	$9.01392	$10.27246	0
01/01/2013 to 12/31/2013	$10.27246	$11.92498	0
01/01/2014 to 12/31/2014	$11.92498	$12.36267	0
01/01/2015 to 12/31/2015	$12.36267	$12.09005	0

AST Schroders Multi-Asset World Strategies Portfolio
09/04/2007 to 12/31/2007	$10.06777	$10.28928	0
01/01/2008 to 12/31/2008	$10.28928	$7.06265	0
01/01/2009 to 12/31/2009	$7.06265	$8.84835	0
01/01/2010 to 12/31/2010	$8.84835	$9.72815	0
01/01/2011 to 12/31/2011	$9.72815	$9.24234	0
01/01/2012 to 12/31/2012	$9.24234	$10.09973	0
01/01/2013 to 12/31/2013	$10.09973	$11.36092	0
01/01/2014 to 12/31/2014	$11.36092	$11.51017	0
01/01/2015 to 10/16/2015	$11.51017	$11.19337	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.08672	$10.23068	0
01/01/2008 to 12/31/2008	$10.23068	$5.62413	0
01/01/2009 to 12/31/2009	$5.62413	$7.33634	0
01/01/2010 to 12/31/2010	$7.33634	$9.56141	0
01/01/2011 to 12/31/2011	$9.56141	$8.16906	0
01/01/2012 to 12/31/2012	$8.16906	$9.64471	0
01/01/2013 to 12/31/2013	$9.64471	$13.35398	0
01/01/2014 to 12/31/2014	$13.35398	$13.77954	0
01/01/2015 to 12/31/2015	$13.77954	$13.73005	0

AST Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.09118	$9.96110	0
01/01/2008 to 12/31/2008	$9.96110	$6.36649	0
01/01/2009 to 12/31/2009	$6.36649	$8.38268	0
01/01/2010 to 12/31/2010	$8.38268	$11.24433	0
01/01/2011 to 12/31/2011	$11.24433	$10.94837	0
01/01/2012 to 12/31/2012	$10.94837	$12.07585	0
01/01/2013 to 12/31/2013	$12.07585	$16.05050	0
01/01/2014 to 12/31/2014	$16.05050	$16.38499	0
01/01/2015 to 12/31/2015	$16.38499	$16.23769	0

AST Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.08521	$9.33168	0
01/01/2008 to 12/31/2008	$9.33168	$6.44885	0
01/01/2009 to 12/31/2009	$6.44885	$8.05322	0
01/01/2010 to 12/31/2010	$8.05322	$9.97697	0
01/01/2011 to 12/31/2011	$9.97697	$9.22409	0
01/01/2012 to 12/31/2012	$9.22409	$10.71679	0
01/01/2013 to 12/31/2013	$10.71679	$14.47891	0
01/01/2014 to 12/31/2014	$14.47891	$14.98685	0
01/01/2015 to 12/31/2015	$14.98685	$14.10124	0

AST T. Rowe Price Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.06319	$10.10841	0
01/01/2008 to 12/31/2008	$10.10841	$7.36066	0
01/01/2009 to 12/31/2009	$7.36066	$8.98477	0
01/01/2010 to 12/31/2010	$8.98477	$9.85367	0
01/01/2011 to 12/31/2011	$9.85367	$9.88135	0
01/01/2012 to 12/31/2012	$9.88135	$11.02726	0
01/01/2013 to 12/31/2013	$11.02726	$12.66807	0
01/01/2014 to 12/31/2014	$12.66807	$13.18873	0
01/01/2015 to 12/31/2015	$13.18873	$12.97370	0

AST T. Rowe Price Equity Income Portfolio
09/04/2007 to 12/31/2007	$10.08990	$9.44027	0
01/01/2008 to 12/31/2008	$9.44027	$5.39439	0
01/01/2009 to 12/31/2009	$5.39439	$6.56645	0
01/01/2010 to 12/31/2010	$6.56645	$7.31183	0
01/01/2011 to 12/31/2011	$7.31183	$7.07190	0
01/01/2012 to 12/31/2012	$7.07190	$8.15303	0
01/01/2013 to 12/31/2013	$8.15303	$10.39660	0
01/01/2014 to 12/31/2014	$10.39660	$10.98620	0
01/01/2015 to 10/16/2015	$10.98620	$10.18368	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.14370	$10.00708	0
01/01/2008 to 12/31/2008	$10.00708	$5.84797	0
01/01/2009 to 12/31/2009	$5.84797	$8.81937	0
01/01/2010 to 12/31/2010	$8.81937	$10.04316	0
01/01/2011 to 12/31/2011	$10.04316	$9.70810	0
01/01/2012 to 12/31/2012	$9.70810	$11.22400	0
01/01/2013 to 12/31/2013	$11.22400	$15.89542	0
01/01/2014 to 12/31/2014	$15.89542	$16.93410	0
01/01/2015 to 12/31/2015	$16.93410	$18.24680	0

AST T. Rowe Price Natural Resources Portfolio
09/04/2007 to 12/31/2007	$10.21158	$11.52768	0
01/01/2008 to 12/31/2008	$11.52768	$5.66891	0
01/01/2009 to 12/31/2009	$5.66891	$8.32488	0
01/01/2010 to 12/31/2010	$8.32488	$9.86005	0
01/01/2011 to 12/31/2011	$9.86005	$8.24906	0
01/01/2012 to 12/31/2012	$8.24906	$8.40435	0
01/01/2013 to 12/31/2013	$8.40435	$9.53493	0
01/01/2014 to 12/31/2014	$9.53493	$8.59166	0
01/01/2015 to 12/31/2015	$8.59166	$6.82146	0

AST Templeton Global Bond Portfolio
09/04/2007 to 12/31/2007	$9.98144	$10.53870	0
01/01/2008 to 12/31/2008	$10.53870	$10.11020	0
01/01/2009 to 12/31/2009	$10.11020	$11.14552	0
01/01/2010 to 12/31/2010	$11.14552	$11.58863	0
01/01/2011 to 12/31/2011	$11.58863	$11.86517	0
01/01/2012 to 12/31/2012	$11.86517	$12.27616	0
01/01/2013 to 12/31/2013	$12.27616	$11.61787	0
01/01/2014 to 12/31/2014	$11.61787	$11.48733	0
01/01/2015 to 12/31/2015	$11.48733	$10.77374	0

AST Wellington Management Hedged Equity Portfolio
09/04/2007 to 12/31/2007	$10.10350	$10.22335	0
01/01/2008 to 12/31/2008	$10.22335	$5.79748	0
01/01/2009 to 12/31/2009	$5.79748	$7.32143	0
01/01/2010 to 12/31/2010	$7.32143	$8.25276	0
01/01/2011 to 12/31/2011	$8.25276	$7.83460	0
01/01/2012 to 12/31/2012	$7.83460	$8.55140	0
01/01/2013 to 12/31/2013	$8.55140	$10.13255	0
01/01/2014 to 12/31/2014	$10.13255	$10.51165	0
01/01/2015 to 12/31/2015	$10.51165	$10.27058	0

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99861	$9.97925	0
01/01/2008 to 12/31/2008	$9.97925	$9.30103	0
01/01/2009 to 12/31/2009	$9.30103	$10.20914	0
01/01/2010 to 12/31/2010	$10.20914	$10.82122	0
01/01/2011 to 12/31/2011	$10.82122	$11.28166	0
01/01/2012 to 12/31/2012	$11.28166	$11.96400	0
01/01/2013 to 12/31/2013	$11.96400	$11.58840	0
01/01/2014 to 12/31/2014	$11.58840	$12.21484	0
01/01/2015 to 12/31/2015	$12.21484	$12.15911	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07810	$6.64193	0
01/01/2009 to 12/31/2009	$6.64193	$8.49448	0
01/01/2010 to 12/31/2010	$8.49448	$9.20782	0
01/01/2011 to 12/31/2011	$9.20782	$8.90286	0
01/01/2012 to 09/21/2012	$8.90286	$9.97254	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (1.75%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.58438	$9.26448	5,326,490
01/01/2010 to 12/31/2010	$9.26448	$10.19462	5,089,366
01/01/2011 to 12/31/2011	$10.19462	$9.75312	4,414,821
01/01/2012 to 12/31/2012	$9.75312	$10.78971	4,205,446
01/01/2013 to 12/31/2013	$10.78971	$11.66170	3,885,835
01/01/2014 to 12/31/2014	$11.66170	$11.89871	3,456,020
01/01/2015 to 12/31/2015	$11.89871	$11.31759	2,961,298

AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.78881	$9.65571	1,546,021
01/01/2010 to 12/31/2010	$9.65571	$10.79033	1,571,211
01/01/2011 to 12/31/2011	$10.79033	$10.61693	1,431,282
01/01/2012 to 12/31/2012	$10.61693	$11.85825	1,399,765
01/01/2013 to 12/31/2013	$11.85825	$13.58391	1,405,413
01/01/2014 to 12/31/2014	$13.58391	$14.16565	1,329,201
01/01/2015 to 12/31/2015	$14.16565	$14.03379	1,178,125

AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.47791	$8.03080	6,596
01/01/2010 to 12/31/2010	$8.03080	$8.98555	11,755
01/01/2011 to 12/31/2011	$8.98555	$9.14661	2,574
01/01/2012 to 05/04/2012	$9.14661	$9.93586	0

AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.93555	$9.55557	2,782,580
01/01/2010 to 12/31/2010	$9.55557	$10.54773	2,691,285
01/01/2011 to 12/31/2011	$10.54773	$10.24057	2,316,352
01/01/2012 to 12/31/2012	$10.24057	$11.31975	2,212,535
01/01/2013 to 12/31/2013	$11.31975	$13.08835	2,118,897
01/01/2014 to 12/31/2014	$13.08835	$13.70209	1,991,147
01/01/2015 to 12/31/2015	$13.70209	$13.53054	1,759,313

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	12,751
01/01/2012 to 12/31/2012	$9.16255	$10.07596	22,426
01/01/2013 to 12/31/2013	$10.07596	$10.97739	22,367
01/01/2014 to 12/31/2014	$10.97739	$11.31669	20,385
01/01/2015 to 12/31/2015	$11.31669	$10.78833	20,068

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.49507	1,806
01/01/2014 to 12/31/2014	$10.49507	$10.68352	139
01/01/2015 to 12/31/2015	$10.68352	$10.52840	6,003

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
05/01/2009 to 12/31/2009	$10.92079	$11.48658	3,251
01/01/2010 to 12/31/2010	$11.48658	$11.72926	11,456
01/01/2011 to 12/31/2011	$11.72926	$11.78694	9,762
01/01/2012 to 12/31/2012	$11.78694	$12.12782	10,369
01/01/2013 to 12/31/2013	$12.12782	$11.66008	509
01/01/2014 to 12/31/2014	$11.66008	$11.44852	771
01/01/2015 to 12/31/2015	$11.44852	$11.30598	521

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
05/01/2009 to 12/31/2009	$10.86732	$12.05880	52,387
01/01/2010 to 12/31/2010	$12.05880	$12.76610	80,428
01/01/2011 to 12/31/2011	$12.76610	$12.94556	46,981
01/01/2012 to 12/31/2012	$12.94556	$13.90862	46,392
01/01/2013 to 12/31/2013	$13.90862	$13.41826	23,193
01/01/2014 to 12/31/2014	$13.41826	$13.74548	32,012
01/01/2015 to 12/31/2015	$13.74548	$13.22431	22,907

AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.68422	$9.38572	0
01/01/2010 to 12/31/2010	$9.38572	$10.19992	0
01/01/2011 to 12/31/2011	$10.19992	$10.99092	0
01/01/2012 to 12/31/2012	$10.99092	$11.25150	0
01/01/2013 to 12/31/2013	$11.25150	$10.98198	0
01/01/2014 to 12/31/2014	$10.98198	$10.84304	0
01/01/2015 to 12/31/2015	$10.84304	$10.63187	0

AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.37811	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0

AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.33898	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	100
01/01/2011 to 12/31/2011	$12.02578	$13.70693	506
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0

AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.37595	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	58,389
01/01/2011 to 12/31/2011	$9.66876	$11.27734	95
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	38,657
01/01/2011 to 12/31/2011	$11.01729	$13.02623	638,952
01/01/2012 to 12/31/2012	$13.02623	$13.67162	227,008
01/01/2013 to 12/31/2013	$13.67162	$12.49582	26,076
01/01/2014 to 12/31/2014	$12.49582	$13.22419	13,414
01/01/2015 to 12/31/2015	$13.22419	$13.22852	16,048

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	286,401
01/01/2012 to 12/31/2012	$12.03025	$12.51433	365,575
01/01/2013 to 12/31/2013	$12.51433	$11.10044	18,376
01/01/2014 to 12/31/2014	$11.10044	$12.04074	18,069
01/01/2015 to 12/31/2015	$12.04074	$12.08175	18,103

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	255,326
01/01/2013 to 12/31/2013	$10.40740	$9.18516	928,295
01/01/2014 to 12/31/2014	$9.18516	$10.16623	341,703
01/01/2015 to 12/31/2015	$10.16623	$10.26182	68,093

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	617,813
01/01/2014 to 12/31/2014	$8.75667	$9.86176	405,588
01/01/2015 to 12/31/2015	$9.86176	$9.96747	1,968

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	185,355
01/01/2015 to 12/31/2015	$11.31222	$11.33979	797,267

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	349,755

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14535	$10.29945	0
01/01/2010 to 12/31/2010	$10.29945	$11.51148	3,884
01/01/2011 to 12/31/2011	$11.51148	$10.64939	4,117
01/01/2012 to 12/31/2012	$10.64939	$11.85108	107
01/01/2013 to 12/31/2013	$11.85108	$15.30798	44
01/01/2014 to 12/31/2014	$15.30798	$16.58906	81
01/01/2015 to 12/31/2015	$16.58906	$15.52687	50

AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.32460	$9.00313	5,643,870
01/01/2010 to 12/31/2010	$9.00313	$10.03170	5,740,105
01/01/2011 to 12/31/2011	$10.03170	$9.62010	5,142,553
01/01/2012 to 12/31/2012	$9.62010	$10.75186	5,122,405
01/01/2013 to 12/31/2013	$10.75186	$12.96360	5,014,287
01/01/2014 to 12/31/2014	$12.96360	$13.63181	4,801,992
01/01/2015 to 12/31/2015	$13.63181	$13.46876	4,364,272

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	0
01/01/2015 to 12/31/2015	$13.01454	$12.33375	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$5.21355	$7.88735	3,042
01/01/2010 to 12/31/2010	$7.88735	$9.97588	3,002
01/01/2011 to 12/31/2011	$9.97588	$10.45070	1,299
01/01/2012 to 12/31/2012	$10.45070	$11.84713	2,109
01/01/2013 to 12/31/2013	$11.84713	$12.00823	602
01/01/2014 to 12/31/2014	$12.00823	$15.45011	876
01/01/2015 to 12/31/2015	$15.45011	$15.91989	271

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99857	$9.68473	5,799
01/01/2014 to 12/31/2014	$9.68473	$10.00378	6,905
01/01/2015 to 12/31/2015	$10.00378	$9.82211	23,054

AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.47031	$8.93974	26,953
01/01/2010 to 12/31/2010	$8.93974	$9.95667	62,320
01/01/2011 to 12/31/2011	$9.95667	$9.54376	42,822
01/01/2012 to 12/31/2012	$9.54376	$10.65837	53,623
01/01/2013 to 12/31/2013	$10.65837	$12.48890	42,518
01/01/2014 to 12/31/2014	$12.48890	$12.97613	56,946
01/01/2015 to 10/16/2015	$12.97613	$12.93683	0

AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.14653	$8.79712	1,202,613
01/01/2010 to 12/31/2010	$8.79712	$9.88773	1,180,706
01/01/2011 to 12/31/2011	$9.88773	$9.57167	945,215
01/01/2012 to 12/31/2012	$9.57167	$10.40722	936,387
01/01/2013 to 12/31/2013	$10.40722	$11.73797	880,780
01/01/2014 to 12/31/2014	$11.73797	$11.89971	822,413
01/01/2015 to 12/31/2015	$11.89971	$11.81091	740,930

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.74305	220,133
01/01/2013 to 12/31/2013	$10.74305	$13.14209	215,841
01/01/2014 to 12/31/2014	$13.14209	$13.32657	216,246
01/01/2015 to 10/16/2015	$13.32657	$12.76212	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.81138	10,330
01/01/2014 to 12/31/2014	$10.81138	$10.89737	21,184
01/01/2015 to 10/16/2015	$10.89737	$10.39587	0

AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.72759	$8.11460	4,642
01/01/2010 to 12/31/2010	$8.11460	$9.58600	8,225
01/01/2011 to 12/31/2011	$9.58600	$8.94656	4,220
01/01/2012 to 12/31/2012	$8.94656	$11.14928	7,623
01/01/2013 to 12/31/2013	$11.14928	$11.43388	7,791
01/01/2014 to 12/31/2014	$11.43388	$12.80175	7,787
01/01/2015 to 12/31/2015	$12.80175	$12.57027	5,799

AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$7.72494	$9.89579	4,004
01/01/2010 to 12/31/2010	$9.89579	$10.72625	4,220
01/01/2011 to 12/31/2011	$10.72625	$10.12478	1,716
01/01/2012 to 12/31/2012	$10.12478	$11.91711	2,091
01/01/2013 to 12/31/2013	$11.91711	$15.19533	572
01/01/2014 to 02/07/2014	$15.19533	$14.94763	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.43986	$7.78118	4,897
01/01/2010 to 12/31/2010	$7.78118	$8.63286	9,895
01/01/2011 to 12/31/2011	$8.63286	$8.01634	5,256
01/01/2012 to 12/31/2012	$8.01634	$9.42776	7,881
01/01/2013 to 12/31/2013	$9.42776	$12.37349	4,325
01/01/2014 to 12/31/2014	$12.37349	$13.75771	5,718
01/01/2015 to 12/31/2015	$13.75771	$12.89618	6,332

AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.73522	$10.39351	7,059
01/01/2010 to 12/31/2010	$10.39351	$12.24001	9,473
01/01/2011 to 12/31/2011	$12.24001	$11.67165	4,236
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,315
01/01/2013 to 12/31/2013	$13.72046	$17.82536	2,696
01/01/2014 to 12/31/2014	$17.82536	$19.53827	4,053
01/01/2015 to 12/31/2015	$19.53827	$18.11048	3,808

AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.78411	$9.23061	196,954
01/01/2010 to 12/31/2010	$9.23061	$10.12402	196,131
01/01/2011 to 12/31/2011	$10.12402	$9.89972	158,625
01/01/2012 to 12/31/2012	$9.89972	$10.71473	162,464
01/01/2013 to 12/31/2013	$10.71473	$11.56473	115,142
01/01/2014 to 12/31/2014	$11.56473	$11.82516	211,086
01/01/2015 to 12/31/2015	$11.82516	$11.51605	153,374

AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.40937	$9.52067	0
01/01/2010 to 12/31/2010	$9.52067	$11.86158	678
01/01/2011 to 12/31/2011	$11.86158	$11.80975	427
01/01/2012 to 12/31/2012	$11.80975	$13.42742	693
01/01/2013 to 12/31/2013	$13.42742	$18.31854	267
01/01/2014 to 12/31/2014	$18.31854	$19.29943	584
01/01/2015 to 12/31/2015	$19.29943	$17.92539	350

AST Herndon Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.19335	$7.84238	2,315
01/01/2010 to 12/31/2010	$7.84238	$8.66644	2,249
01/01/2011 to 12/31/2011	$8.66644	$8.47561	1,076
01/01/2012 to 12/31/2012	$8.47561	$9.44585	1,382
01/01/2013 to 12/31/2013	$9.44585	$12.49812	481
01/01/2014 to 12/31/2014	$12.49812	$12.47455	900
01/01/2015 to 12/31/2015	$12.47455	$11.51662	536

AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.27974	$10.37011	4,733
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,252
01/01/2011 to 12/31/2011	$11.56763	$11.72970	3,189
01/01/2012 to 12/31/2012	$11.72970	$13.12705	4,253
01/01/2013 to 12/31/2013	$13.12705	$13.82773	1,412
01/01/2014 to 12/31/2014	$13.82773	$13.93758	2,673
01/01/2015 to 12/31/2015	$13.93758	$13.20972	887

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.15048	$8.06631	4,243
01/01/2010 to 12/31/2010	$8.06631	$9.07693	5,838
01/01/2011 to 12/31/2011	$9.07693	$7.76802	3,046
01/01/2012 to 12/31/2012	$7.76802	$9.18910	3,757
01/01/2013 to 12/31/2013	$9.18910	$10.75208	1,470
01/01/2014 to 12/31/2014	$10.75208	$9.98329	3,213
01/01/2015 to 12/31/2015	$9.98329	$10.12041	2,173

AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.83892	$8.87760	3,530
01/01/2010 to 12/31/2010	$8.87760	$9.69193	7,861
01/01/2011 to 12/31/2011	$9.69193	$8.33006	3,732
01/01/2012 to 12/31/2012	$8.33006	$9.55185	4,899
01/01/2013 to 12/31/2013	$9.55185	$11.21503	1,633
01/01/2014 to 12/31/2014	$11.21503	$10.28322	3,641
01/01/2015 to 12/31/2015	$10.28322	$10.18895	2,068

AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.77146	$11.73237	128,909
01/01/2010 to 12/31/2010	$11.73237	$12.77720	95,027
01/01/2011 to 12/31/2011	$12.77720	$14.12060	187,387
01/01/2012 to 12/31/2012	$14.12060	$15.18209	87,772
01/01/2013 to 12/31/2013	$15.18209	$14.44607	53,556
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,616
01/01/2015 to 12/31/2015	$15.15307	$15.06717	87,020

AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.26577	$8.88380	67,144
01/01/2010 to 12/31/2010	$8.88380	$9.93736	119,181
01/01/2011 to 12/31/2011	$9.93736	$9.71107	68,162
01/01/2012 to 12/31/2012	$9.71107	$10.84004	76,152
01/01/2013 to 12/31/2013	$10.84004	$12.38828	87,349
01/01/2014 to 12/31/2014	$12.38828	$12.95014	94,562
01/01/2015 to 12/31/2015	$12.95014	$12.59413	92,631

AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$6.50773	$8.75281	5,437
01/01/2010 to 12/31/2010	$8.75281	$9.21909	12,381
01/01/2011 to 12/31/2011	$9.21909	$8.23160	7,644
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,602
01/01/2013 to 12/31/2013	$9.86225	$11.18153	5,562
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,529
01/01/2015 to 12/31/2015	$10.28971	$9.83010	5,890

AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$8.83226	$10.24727	458,937
01/01/2010 to 12/31/2010	$10.24727	$10.80817	460,917
01/01/2011 to 12/31/2011	$10.80817	$10.64726	472,112
01/01/2012 to 12/31/2012	$10.64726	$11.58557	484,380
01/01/2013 to 12/31/2013	$11.58557	$12.64248	479,530
01/01/2014 to 12/31/2014	$12.64248	$13.10208	482,649
01/01/2015 to 12/31/2015	$13.10208	$12.85331	437,427

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	219
01/01/2010 to 12/31/2010	$10.28967	$11.25705	2,266
01/01/2011 to 12/31/2011	$11.25705	$11.13692	1,226
01/01/2012 to 12/31/2012	$11.13692	$12.60745	1,644
01/01/2013 to 12/31/2013	$12.60745	$16.91249	1,346
01/01/2014 to 12/31/2014	$16.91249	$18.20134	1,736
01/01/2015 to 12/31/2015	$18.20134	$19.79057	788

AST Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.58515	$7.08407	1,262
01/01/2010 to 12/31/2010	$7.08407	$7.87845	7,746
01/01/2011 to 12/31/2011	$7.87845	$7.41911	3,072
01/01/2012 to 12/31/2012	$7.41911	$8.52255	3,715
01/01/2013 to 12/31/2013	$8.52255	$11.71491	1,734
01/01/2014 to 12/31/2014	$11.71491	$13.09615	2,922
01/01/2015 to 12/31/2015	$13.09615	$11.86233	1,674

AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.39753	$8.14798	7,793
01/01/2010 to 12/31/2010	$8.14798	$9.58964	14,449
01/01/2011 to 12/31/2011	$9.58964	$9.33879	7,967
01/01/2012 to 12/31/2012	$9.33879	$10.30371	11,859
01/01/2013 to 12/31/2013	$10.30371	$13.83409	6,287
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,524
01/01/2015 to 12/31/2015	$15.03587	$16.26566	5,825

AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.02771	$10.89824	2,313
01/01/2010 to 12/31/2010	$10.89824	$12.14768	1,264
01/01/2011 to 12/31/2011	$12.14768	$13.15337	1,206
01/01/2012 to 12/31/2012	$13.15337	$13.69343	2,725
01/01/2013 to 12/31/2013	$13.69343	$13.18866	793
01/01/2014 to 12/31/2014	$13.18866	$13.78995	1,670
01/01/2015 to 12/31/2015	$13.78995	$13.47363	1,018

AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$7.52319	$10.00657	4,376
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,936
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,831
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,419
01/01/2013 to 12/31/2013	$12.68948	$15.91756	647
01/01/2014 to 12/31/2014	$15.91756	$16.21177	1,061
01/01/2015 to 12/31/2015	$16.21177	$15.69952	689

AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$7.39300	$8.97986	604
01/01/2010 to 12/31/2010	$8.97986	$9.95374	4,601
01/01/2011 to 12/31/2011	$9.95374	$9.72471	1,801
01/01/2012 to 12/31/2012	$9.72471	$11.19006	1,984
01/01/2013 to 12/31/2013	$11.19006	$15.03451	522
01/01/2014 to 12/31/2014	$15.03451	$16.06290	1,643
01/01/2015 to 12/31/2015	$16.06290	$16.92789	882

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.56293	$8.71638	1,504
01/01/2010 to 12/31/2010	$8.71638	$10.58897	1,510
01/01/2011 to 12/31/2011	$10.58897	$10.04800	608
01/01/2012 to 12/31/2012	$10.04800	$11.69310	766
01/01/2013 to 12/31/2013	$11.69310	$15.21723	289
01/01/2014 to 12/31/2014	$15.21723	$17.19427	513
01/01/2015 to 12/31/2015	$17.19427	$15.78177	241

AST Money Market Portfolio
05/01/2009 to 12/31/2009	$10.55669	$10.44180	27,394
01/01/2010 to 12/31/2010	$10.44180	$10.26477	20,194
01/01/2011 to 12/31/2011	$10.26477	$10.09057	14,484
01/01/2012 to 12/31/2012	$10.09057	$9.91778	11,183
01/01/2013 to 12/31/2013	$9.91778	$9.74711	4,286
01/01/2014 to 12/31/2014	$9.74711	$9.57930	3,706
01/01/2015 to 12/31/2015	$9.57930	$9.41473	11,658

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.95154	$8.07728	1,187
01/01/2010 to 12/31/2010	$8.07728	$9.79886	3,335
01/01/2011 to 12/31/2011	$9.79886	$9.39128	1,377
01/01/2012 to 12/31/2012	$9.39128	$10.81040	1,972
01/01/2013 to 12/31/2013	$10.81040	$15.08767	699
01/01/2014 to 12/31/2014	$15.08767	$16.94131	1,455
01/01/2015 to 12/31/2015	$16.94131	$15.71136	695

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02848	$10.06951	0
01/01/2012 to 12/31/2012	$10.06951	$10.37829	0
01/01/2013 to 12/31/2013	$10.37829	$9.91079	0
01/01/2014 to 12/31/2014	$9.91079	$10.24201	0
01/01/2015 to 10/16/2015	$10.24201	$10.20870	0

AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.02355	$8.72450	3,055
01/01/2010 to 12/31/2010	$8.72450	$11.03351	8,033
01/01/2011 to 12/31/2011	$11.03351	$11.02690	3,421
01/01/2012 to 12/31/2012	$11.02690	$12.17892	5,513
01/01/2013 to 12/31/2013	$12.17892	$15.87285	3,614
01/01/2014 to 12/31/2014	$15.87285	$16.83844	5,072
01/01/2015 to 10/16/2015	$16.83844	$17.25715	0

AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.15630	$7.49518	2,765
01/01/2010 to 12/31/2010	$7.49518	$8.85927	3,680
01/01/2011 to 04/29/2011	$8.85927	$9.93478	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	3,239
01/01/2013 to 12/31/2013	$10.31874	$12.05951	1,357
01/01/2014 to 12/31/2014	$12.05951	$12.46114	2,996
01/01/2015 to 12/31/2015	$12.46114	$12.09476	2,305

AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.18191	$9.11891	4,932
01/01/2010 to 12/31/2010	$9.11891	$10.95795	14,211
01/01/2011 to 12/31/2011	$10.95795	$8.58654	9,133
01/01/2012 to 12/31/2012	$8.58654	$9.95162	11,260
01/01/2013 to 12/31/2013	$9.95162	$9.80229	10,042
01/01/2014 to 12/31/2014	$9.80229	$9.18246	12,798
01/01/2015 to 12/31/2015	$9.18246	$7.51497	10,801

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.94421	$10.38444	1,417,628
01/01/2010 to 12/31/2010	$10.38444	$11.28481	1,469,096
01/01/2011 to 12/31/2011	$11.28481	$11.20146	1,377,189
01/01/2012 to 12/31/2012	$11.20146	$12.15069	1,420,177
01/01/2013 to 12/31/2013	$12.15069	$13.04183	1,252,164
01/01/2014 to 12/31/2014	$13.04183	$13.55778	1,126,677
01/01/2015 to 12/31/2015	$13.55778	$13.34368	993,130

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0

AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.66755	$8.13678	1,588,708
01/01/2010 to 12/31/2010	$8.13678	$9.51787	1,677,327
01/01/2011 to 12/31/2011	$9.51787	$8.77313	1,401,227
01/01/2012 to 12/31/2012	$8.77313	$9.73603	1,364,157
01/01/2013 to 12/31/2013	$9.73603	$11.19768	1,276,895
01/01/2014 to 12/31/2014	$11.19768	$12.01729	1,233,509
01/01/2015 to 12/31/2015	$12.01729	$11.73825	1,236,886

AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.09113	$7.75928	534
01/01/2010 to 12/31/2010	$7.75928	$8.77355	588
01/01/2011 to 12/31/2011	$8.77355	$8.92102	5,253
01/01/2012 to 12/31/2012	$8.92102	$10.41605	393
01/01/2013 to 12/31/2013	$10.41605	$13.55651	147
01/01/2014 to 12/31/2014	$13.55651	$15.61679	345
01/01/2015 to 12/31/2015	$15.61679	$15.82080	209

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	1,189
01/01/2012 to 12/31/2012	$8.89568	$9.89278	1,189
01/01/2013 to 12/31/2013	$9.89278	$11.90029	1,189
01/01/2014 to 12/31/2014	$11.90029	$12.45586	1,189
01/01/2015 to 12/31/2015	$12.45586	$12.26001	4,744

AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.47141	$8.90471	167,537
01/01/2010 to 12/31/2010	$8.90471	$9.79462	219,911
01/01/2011 to 12/31/2011	$9.79462	$9.45152	190,109
01/01/2012 to 12/31/2012	$9.45152	$10.24388	198,399
01/01/2013 to 12/31/2013	$10.24388	$11.32005	177,996
01/01/2014 to 12/31/2014	$11.32005	$11.69718	173,192
01/01/2015 to 12/31/2015	$11.69718	$11.47690	168,887

AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.78100	$8.34595	120,538
01/01/2010 to 12/31/2010	$8.34595	$9.37899	168,807
01/01/2011 to 12/31/2011	$9.37899	$8.99772	123,003
01/01/2012 to 12/31/2012	$8.99772	$10.24908	139,301
01/01/2013 to 12/31/2013	$10.24908	$11.89196	149,104
01/01/2014 to 12/31/2014	$11.89196	$12.32226	158,314
01/01/2015 to 12/31/2015	$12.32226	$12.04457	290,304

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$7.89047	$9.71715	170,482
01/01/2010 to 12/31/2010	$9.71715	$10.67818	242,375
01/01/2011 to 12/31/2011	$10.67818	$10.13994	193,517
01/01/2012 to 12/31/2012	$10.13994	$11.07516	201,244
01/01/2013 to 12/31/2013	$11.07516	$12.45205	189,789
01/01/2014 to 12/31/2014	$12.45205	$12.60941	180,154
01/01/2015 to 10/16/2015	$12.60941	$12.25766	0

AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$5.97110	$7.78612	2,497
01/01/2010 to 12/31/2010	$7.78612	$10.14271	7,539
01/01/2011 to 12/31/2011	$10.14271	$8.66144	4,659
01/01/2012 to 12/31/2012	$8.66144	$10.22095	6,891
01/01/2013 to 12/31/2013	$10.22095	$14.14486	4,877
01/01/2014 to 12/31/2014	$14.14486	$14.58836	6,843
01/01/2015 to 12/31/2015	$14.58836	$14.52882	3,472

AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.66830	$8.77180	2,301
01/01/2010 to 12/31/2010	$8.77180	$11.76047	3,732
01/01/2011 to 12/31/2011	$11.76047	$11.44523	1,577
01/01/2012 to 12/31/2012	$11.44523	$12.61772	2,245
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,274
01/01/2014 to 12/31/2014	$16.76255	$17.10340	2,256
01/01/2015 to 12/31/2015	$17.10340	$16.94132	957

AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.43141	$8.36348	4,832
01/01/2010 to 12/31/2010	$8.36348	$10.35634	6,939
01/01/2011 to 12/31/2011	$10.35634	$9.57011	3,019
01/01/2012 to 12/31/2012	$9.57011	$11.11346	3,775
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,365
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,274
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,051

AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.12791	$9.85774	1,077,905
01/01/2010 to 12/31/2010	$9.85774	$10.80580	1,134,743
01/01/2011 to 12/31/2011	$10.80580	$10.83087	1,009,735
01/01/2012 to 12/31/2012	$10.83087	$12.08098	1,106,077
01/01/2013 to 12/31/2013	$12.08098	$13.87192	1,185,143
01/01/2014 to 12/31/2014	$13.87192	$14.43485	1,122,150
01/01/2015 to 12/31/2015	$14.43485	$14.19252	1,025,324

AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$5.69039	$7.28736	229
01/01/2010 to 12/31/2010	$7.28736	$8.11059	1,352
01/01/2011 to 12/31/2011	$8.11059	$7.84060	530
01/01/2012 to 12/31/2012	$7.84060	$9.03488	673
01/01/2013 to 12/31/2013	$9.03488	$11.51542	2,478
01/01/2014 to 12/31/2014	$11.51542	$12.16249	4,275
01/01/2015 to 10/16/2015	$12.16249	$11.26960	0

AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.41735	$9.79749	6,044
01/01/2010 to 12/31/2010	$9.79749	$11.15143	28,201
01/01/2011 to 12/31/2011	$11.15143	$10.77407	8,146
01/01/2012 to 12/31/2012	$10.77407	$12.45032	5,640
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,661
01/01/2014 to 12/31/2014	$17.62352	$18.76579	6,409
01/01/2015 to 12/31/2015	$18.76579	$20.21049	3,097

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$7.31185	$9.78660	18,507
01/01/2010 to 12/31/2010	$9.78660	$11.58555	26,610
01/01/2011 to 12/31/2011	$11.58555	$9.68778	13,221
01/01/2012 to 12/31/2012	$9.68778	$9.86519	13,931
01/01/2013 to 12/31/2013	$9.86519	$11.18669	6,992
01/01/2014 to 12/31/2014	$11.18669	$10.07509	11,311
01/01/2015 to 12/31/2015	$10.07509	$7.99533	9,766

AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.54579	$11.71854	6,106
01/01/2010 to 12/31/2010	$11.71854	$12.17856	5,121
01/01/2011 to 12/31/2011	$12.17856	$12.46302	4,174
01/01/2012 to 12/31/2012	$12.46302	$12.88847	4,788
01/01/2013 to 12/31/2013	$12.88847	$12.19127	2,761
01/01/2014 to 12/31/2014	$12.19127	$12.04827	2,849
01/01/2015 to 12/31/2015	$12.04827	$11.29433	1,856

AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.45011	$8.20138	38,652
01/01/2010 to 12/31/2010	$8.20138	$9.24013	44,538
01/01/2011 to 12/31/2011	$9.24013	$8.76758	26,079
01/01/2012 to 12/31/2012	$8.76758	$9.56505	31,664
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,295
01/01/2014 to 12/31/2014	$11.32796	$11.74589	47,719
01/01/2015 to 12/31/2015	$11.74589	$11.47075	63,071

AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.44766	$10.19841	6,401
01/01/2010 to 12/31/2010	$10.19841	$10.80459	9,567
01/01/2011 to 12/31/2011	$10.80459	$11.25875	5,671
01/01/2012 to 12/31/2012	$11.25875	$11.93381	7,388
01/01/2013 to 12/31/2013	$11.93381	$11.55346	4,421
01/01/2014 to 12/31/2014	$11.55346	$12.17197	6,410
01/01/2015 to 12/31/2015	$12.17197	$12.11056	8,480

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.64845	$8.48729	115,986
01/01/2010 to 12/31/2010	$8.48729	$9.19556	209,200
01/01/2011 to 12/31/2011	$9.19556	$8.88658	196,297
01/01/2012 to 09/21/2012	$8.88658	$9.95078	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (1.80%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.66793	$7.57016	0
01/01/2009 to 12/31/2009	$7.57016	$9.24767	0
01/01/2010 to 12/31/2010	$9.24767	$10.17096	0
01/01/2011 to 12/31/2011	$10.17096	$9.72567	0
01/01/2012 to 12/31/2012	$9.72567	$10.75412	0
01/01/2013 to 12/31/2013	$10.75412	$11.61760	0
01/01/2014 to 12/31/2014	$11.61760	$11.84798	0
01/01/2015 to 12/31/2015	$11.84798	$11.26378	0

AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.78166	$7.77480	0
01/01/2009 to 12/31/2009	$7.77480	$9.63835	0
01/01/2010 to 12/31/2010	$9.63835	$10.76564	0
01/01/2011 to 12/31/2011	$10.76564	$10.58741	0
01/01/2012 to 12/31/2012	$10.58741	$11.81948	0
01/01/2013 to 12/31/2013	$11.81948	$13.53287	0
01/01/2014 to 12/31/2014	$13.53287	$14.10558	0
01/01/2015 to 12/31/2015	$14.10558	$13.96733	0

AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.02331	$6.92900	0
01/01/2009 to 12/31/2009	$6.92900	$8.01628	0
01/01/2010 to 12/31/2010	$8.01628	$8.96487	0
01/01/2011 to 12/31/2011	$8.96487	$9.12113	0
01/01/2012 to 05/04/2012	$9.12113	$9.90651	0

AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.74461	$7.87536	0
01/01/2009 to 12/31/2009	$7.87536	$9.53832	0
01/01/2010 to 12/31/2010	$9.53832	$10.52351	0
01/01/2011 to 12/31/2011	$10.52351	$10.21197	0
01/01/2012 to 12/31/2012	$10.21197	$11.28257	0
01/01/2013 to 12/31/2013	$11.28257	$13.03897	0
01/01/2014 to 12/31/2014	$13.03897	$13.64375	0
01/01/2015 to 12/31/2015	$13.64375	$13.46626	0

AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99853	$9.15952	0
01/01/2012 to 12/31/2012	$9.15952	$10.06765	0
01/01/2013 to 12/31/2013	$10.06765	$10.96293	0
01/01/2014 to 12/31/2014	$10.96293	$11.29630	0
01/01/2015 to 12/31/2015	$11.29630	$10.76355	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99853	$10.49166	0
01/01/2014 to 12/31/2014	$10.49166	$10.67493	0
01/01/2015 to 12/31/2015	$10.67493	$10.51472	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
01/28/2008 to 12/31/2008	$10.95548	$10.58896	0
01/01/2009 to 12/31/2009	$10.58896	$11.46586	0
01/01/2010 to 12/31/2010	$11.46586	$11.70221	0
01/01/2011 to 12/31/2011	$11.70221	$11.75406	0
01/01/2012 to 12/31/2012	$11.75406	$12.08788	0
01/01/2013 to 12/31/2013	$12.08788	$11.61602	0
01/01/2014 to 12/31/2014	$11.61602	$11.39942	0
01/01/2015 to 12/31/2015	$11.39942	$11.25208	0

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
01/28/2008 to 12/31/2008	$11.23573	$10.51549	0
01/01/2009 to 12/31/2009	$10.51549	$12.03657	0
01/01/2010 to 12/31/2010	$12.03657	$12.73627	0
01/01/2011 to 12/31/2011	$12.73627	$12.90899	0
01/01/2012 to 12/31/2012	$12.90899	$13.86253	0
01/01/2013 to 12/31/2013	$13.86253	$13.36723	0
01/01/2014 to 12/31/2014	$13.36723	$13.68645	0
01/01/2015 to 12/31/2015	$13.68645	$13.16102	0

AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99902	$9.38108	0
01/01/2010 to 12/31/2010	$9.38108	$10.18982	0
01/01/2011 to 12/31/2011	$10.18982	$10.97479	0
01/01/2012 to 12/31/2012	$10.97479	$11.22934	0
01/01/2013 to 12/31/2013	$11.22934	$10.95476	0
01/01/2014 to 12/31/2014	$10.95476	$10.81069	0
01/01/2015 to 12/31/2015	$10.81069	$10.59501	0

AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99854	$12.03844	0
01/01/2009 to 12/31/2009	$12.03844	$11.11003	0
01/01/2010 to 12/31/2010	$11.11003	$12.13429	0
01/01/2011 to 12/31/2011	$12.13429	$13.53876	0
01/01/2012 to 12/31/2012	$13.53876	$14.05927	0
01/01/2013 to 12/31/2013	$14.05927	$13.37660	0
01/01/2014 to 12/31/2014	$13.37660	$13.48988	0
01/01/2015 to 12/31/2015	$13.48988	$13.35873	0

AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99854	$12.10728	0
01/01/2009 to 12/31/2009	$12.10728	$10.97728	0
01/01/2010 to 12/31/2010	$10.97728	$12.00827	0
01/01/2011 to 12/31/2011	$12.00827	$13.68041	0
01/01/2012 to 12/31/2012	$13.68041	$14.22553	0
01/01/2013 to 12/31/2013	$14.22553	$13.29886	0
01/01/2014 to 12/31/2014	$13.29886	$13.62073	0
01/01/2015 to 12/31/2015	$13.62073	$13.52321	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99902	$8.79160	0
01/01/2010 to 12/31/2010	$8.79160	$9.65901	0
01/01/2011 to 12/31/2011	$9.65901	$11.26044	0
01/01/2012 to 12/31/2012	$11.26044	$11.75998	0
01/01/2013 to 12/31/2013	$11.75998	$10.79935	0
01/01/2014 to 12/31/2014	$10.79935	$11.26177	0
01/01/2015 to 12/31/2015	$11.26177	$11.23155	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99804	$11.01180	8,111
01/01/2011 to 12/31/2011	$11.01180	$13.01321	15,068
01/01/2012 to 12/31/2012	$13.01321	$13.65123	0
01/01/2013 to 12/31/2013	$13.65123	$12.47105	0
01/01/2014 to 12/31/2014	$12.47105	$13.19148	0
01/01/2015 to 12/31/2015	$13.19148	$13.18926	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99853	$12.02437	0
01/01/2012 to 12/31/2012	$12.02437	$12.50204	13,762
01/01/2013 to 12/31/2013	$12.50204	$11.08404	0
01/01/2014 to 12/31/2014	$11.08404	$12.01706	0
01/01/2015 to 12/31/2015	$12.01706	$12.05202	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99805	$10.40239	0
01/01/2013 to 12/31/2013	$10.40239	$9.17622	35,005
01/01/2014 to 12/31/2014	$9.17622	$10.15148	18,761
01/01/2015 to 12/31/2015	$10.15148	$10.24198	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99902	$8.75235	0
01/01/2014 to 12/31/2014	$8.75235	$9.85203	0
01/01/2015 to 12/31/2015	$9.85203	$9.95264	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99902	$11.30654	0
01/01/2015 to 12/31/2015	$11.30654	$11.32855	22,768

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99902	$9.94104	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14530	$10.29877	0
01/01/2010 to 12/31/2010	$10.29877	$11.50507	0
01/01/2011 to 12/31/2011	$11.50507	$10.63826	0
01/01/2012 to 12/31/2012	$10.63826	$11.83282	0
01/01/2013 to 12/31/2013	$11.83282	$15.27691	0
01/01/2014 to 12/31/2014	$15.27691	$16.54725	0
01/01/2015 to 12/31/2015	$16.54725	$15.48009	0

AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.64512	$7.29960	0
01/01/2009 to 12/31/2009	$7.29960	$8.98690	0
01/01/2010 to 12/31/2010	$8.98690	$10.00882	0
01/01/2011 to 12/31/2011	$10.00882	$9.59353	0
01/01/2012 to 12/31/2012	$9.59353	$10.71694	0
01/01/2013 to 12/31/2013	$10.71694	$12.91509	0
01/01/2014 to 12/31/2014	$12.91509	$13.57418	0
01/01/2015 to 12/31/2015	$13.57418	$13.40525	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99853	$11.65110	0
01/01/2014 to 12/31/2014	$11.65110	$13.00271	0
01/01/2015 to 12/31/2015	$13.00271	$12.31660	0

AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$9.54882	$6.07516	0
01/01/2009 to 12/31/2009	$6.07516	$7.87308	0
01/01/2010 to 12/31/2010	$7.87308	$9.95295	0
01/01/2011 to 12/31/2011	$9.95295	$10.42158	0
01/01/2012 to 12/31/2012	$10.42158	$11.80828	0
01/01/2013 to 12/31/2013	$11.80828	$11.96291	0
01/01/2014 to 12/31/2014	$11.96291	$15.38415	0
01/01/2015 to 12/31/2015	$15.38415	$15.84419	0

AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$7.90885	$7.72699	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99853	$9.68148	0
01/01/2014 to 12/31/2014	$9.68148	$9.99551	0
01/01/2015 to 12/31/2015	$9.99551	$9.80924	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10357	$7.50079	0
01/01/2009 to 12/31/2009	$7.50079	$8.93234	0
01/01/2010 to 12/31/2010	$8.93234	$9.94340	0
01/01/2011 to 12/31/2011	$9.94340	$9.52637	0
01/01/2012 to 12/31/2012	$9.52637	$10.63368	0
01/01/2013 to 12/31/2013	$10.63368	$12.45377	0
01/01/2014 to 12/31/2014	$12.45377	$12.93301	0
01/01/2015 to 10/16/2015	$12.93301	$12.88878	0

AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.69808	$7.21784	0
01/01/2009 to 12/31/2009	$7.21784	$8.78121	0
01/01/2010 to 12/31/2010	$8.78121	$9.86497	0
01/01/2011 to 12/31/2011	$9.86497	$9.54494	0
01/01/2012 to 12/31/2012	$9.54494	$10.37311	0
01/01/2013 to 12/31/2013	$10.37311	$11.69372	0
01/01/2014 to 12/31/2014	$11.69372	$11.84889	0
01/01/2015 to 12/31/2015	$11.84889	$11.75469	0

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99854	$7.46903	0
01/01/2009 to 11/13/2009	$7.46903	$8.34495	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.73940	0
01/01/2013 to 12/31/2013	$10.73940	$13.13128	0
01/01/2014 to 12/31/2014	$13.13128	$13.30893	0
01/01/2015 to 10/16/2015	$13.30893	$12.74024	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99853	$10.80775	0
01/01/2014 to 12/31/2014	$10.80775	$10.88833	0
01/01/2015 to 10/16/2015	$10.88833	$10.38317	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17522	$6.11016	0
01/01/2009 to 12/31/2009	$6.11016	$8.10892	0
01/01/2010 to 12/31/2010	$8.10892	$9.57456	0
01/01/2011 to 12/31/2011	$9.57456	$8.93153	0
01/01/2012 to 12/31/2012	$8.93153	$11.12501	0
01/01/2013 to 12/31/2013	$11.12501	$11.40338	0
01/01/2014 to 12/31/2014	$11.40338	$12.76139	0
01/01/2015 to 12/31/2015	$12.76139	$12.52444	0

AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$10.25527	$6.73082	0
01/01/2009 to 12/31/2009	$6.73082	$9.87807	0
01/01/2010 to 12/31/2010	$9.87807	$10.70162	0
01/01/2011 to 12/31/2011	$10.70162	$10.09654	0
01/01/2012 to 12/31/2012	$10.09654	$11.87793	0
01/01/2013 to 12/31/2013	$11.87793	$15.13790	0
01/01/2014 to 02/07/2014	$15.13790	$14.89038	0

AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.55757	$6.63384	0
01/01/2009 to 12/31/2009	$6.63384	$7.76698	0
01/01/2010 to 12/31/2010	$7.76698	$8.61281	0
01/01/2011 to 12/31/2011	$8.61281	$7.99378	0
01/01/2012 to 12/31/2012	$7.99378	$9.39651	0
01/01/2013 to 12/31/2013	$9.39651	$12.32654	0
01/01/2014 to 12/31/2014	$12.32654	$13.69872	0
01/01/2015 to 12/31/2015	$13.69872	$12.83460	0

AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.44056	$6.72291	0
01/01/2009 to 12/31/2009	$6.72291	$10.37465	0
01/01/2010 to 12/31/2010	$10.37465	$12.21170	0
01/01/2011 to 12/31/2011	$12.21170	$11.63890	0
01/01/2012 to 12/31/2012	$11.63890	$13.67539	0
01/01/2013 to 12/31/2013	$13.67539	$17.75814	0
01/01/2014 to 12/31/2014	$17.75814	$19.45504	0
01/01/2015 to 12/31/2015	$19.45504	$18.02448	0

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08924	$7.60965	0
01/01/2009 to 12/31/2009	$7.60965	$9.22304	0
01/01/2010 to 12/31/2010	$9.22304	$10.11078	0
01/01/2011 to 12/31/2011	$10.11078	$9.88185	0
01/01/2012 to 12/31/2012	$9.88185	$10.69020	0
01/01/2013 to 12/31/2013	$10.69020	$11.53249	0
01/01/2014 to 12/31/2014	$11.53249	$11.78632	0
01/01/2015 to 12/31/2015	$11.78632	$11.47264	0

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03342	$7.63533	0
01/01/2009 to 12/31/2009	$7.63533	$9.51399	0
01/01/2010 to 12/31/2010	$9.51399	$11.84749	0
01/01/2011 to 12/31/2011	$11.84749	$11.78974	0
01/01/2012 to 12/31/2012	$11.78974	$13.39812	0
01/01/2013 to 12/31/2013	$13.39812	$18.26950	0
01/01/2014 to 12/31/2014	$18.26950	$19.23825	0
01/01/2015 to 12/31/2015	$19.23825	$17.85973	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Herndon Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23053	$6.73868	0
01/01/2009 to 12/31/2009	$6.73868	$7.82812	0
01/01/2010 to 12/31/2010	$7.82812	$8.64657	0
01/01/2011 to 12/31/2011	$8.64657	$8.45207	0
01/01/2012 to 12/31/2012	$8.45207	$9.41504	0
01/01/2013 to 12/31/2013	$9.41504	$12.45129	0
01/01/2014 to 12/31/2014	$12.45129	$12.42173	0
01/01/2015 to 12/31/2015	$12.42173	$11.46220	0

AST High Yield Portfolio
01/28/2008 to 12/31/2008	$10.51829	$7.77374	0
01/01/2009 to 12/31/2009	$7.77374	$10.35129	0
01/01/2010 to 12/31/2010	$10.35129	$11.54100	0
01/01/2011 to 12/31/2011	$11.54100	$11.69693	0
01/01/2012 to 12/31/2012	$11.69693	$13.08397	0
01/01/2013 to 12/31/2013	$13.08397	$13.77548	0
01/01/2014 to 12/31/2014	$13.77548	$13.87808	0
01/01/2015 to 12/31/2015	$13.87808	$13.14679	0

AST International Growth Portfolio
01/28/2008 to 12/31/2008	$11.04774	$6.05863	0
01/01/2009 to 12/31/2009	$6.05863	$8.05179	0
01/01/2010 to 12/31/2010	$8.05179	$9.05613	0
01/01/2011 to 12/31/2011	$9.05613	$7.74633	0
01/01/2012 to 12/31/2012	$7.74633	$9.15895	0
01/01/2013 to 12/31/2013	$9.15895	$10.71159	0
01/01/2014 to 12/31/2014	$10.71159	$9.94076	0
01/01/2015 to 12/31/2015	$9.94076	$10.07245	0

AST International Value Portfolio
01/28/2008 to 12/31/2008	$11.22025	$6.91270	0
01/01/2009 to 12/31/2009	$6.91270	$8.86147	0
01/01/2010 to 12/31/2010	$8.86147	$9.66951	0
01/01/2011 to 12/31/2011	$9.66951	$8.30663	0
01/01/2012 to 12/31/2012	$8.30663	$9.52022	0
01/01/2013 to 12/31/2013	$9.52022	$11.17246	0
01/01/2014 to 12/31/2014	$11.17246	$10.23912	0
01/01/2015 to 12/31/2015	$10.23912	$10.14023	0

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99854	$10.72041	0
01/01/2009 to 12/31/2009	$10.72041	$11.72128	0
01/01/2010 to 12/31/2010	$11.72128	$12.75879	0
01/01/2011 to 12/31/2011	$12.75879	$14.09332	0
01/01/2012 to 12/31/2012	$14.09332	$15.14529	0
01/01/2013 to 12/31/2013	$15.14529	$14.40397	0
01/01/2014 to 12/31/2014	$14.40397	$15.10137	0
01/01/2015 to 12/31/2015	$15.10137	$15.00832	0

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11176	$7.13394	0
01/01/2009 to 12/31/2009	$7.13394	$8.87666	0
01/01/2010 to 12/31/2010	$8.87666	$9.92453	0
01/01/2011 to 12/31/2011	$9.92453	$9.69377	0
01/01/2012 to 12/31/2012	$9.69377	$10.81565	0
01/01/2013 to 12/31/2013	$10.81565	$12.35425	0
01/01/2014 to 12/31/2014	$12.35425	$12.90816	0
01/01/2015 to 12/31/2015	$12.90816	$12.54698	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$10.32384	$6.54565	0
01/01/2009 to 12/31/2009	$6.54565	$8.73715	0
01/01/2010 to 12/31/2010	$8.73715	$9.19808	0
01/01/2011 to 12/31/2011	$9.19808	$8.20882	0
01/01/2012 to 12/31/2012	$8.20882	$9.83010	0
01/01/2013 to 12/31/2013	$9.83010	$11.13965	0
01/01/2014 to 12/31/2014	$11.13965	$10.24610	0
01/01/2015 to 12/31/2015	$10.24610	$9.78367	0

AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.79862	$8.53380	0
01/01/2009 to 12/31/2009	$8.53380	$10.22881	0
01/01/2010 to 12/31/2010	$10.22881	$10.78339	0
01/01/2011 to 12/31/2011	$10.78339	$10.61771	0
01/01/2012 to 12/31/2012	$10.61771	$11.54778	0
01/01/2013 to 12/31/2013	$11.54778	$12.59508	0
01/01/2014 to 12/31/2014	$12.59508	$13.04652	0
01/01/2015 to 12/31/2015	$13.04652	$12.79247	0

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08392	$10.28893	0
01/01/2010 to 12/31/2010	$10.28893	$11.25088	0
01/01/2011 to 12/31/2011	$11.25088	$11.12535	0
01/01/2012 to 12/31/2012	$11.12535	$12.58806	0
01/01/2013 to 12/31/2013	$12.58806	$16.87831	0
01/01/2014 to 12/31/2014	$16.87831	$18.15570	0
01/01/2015 to 12/31/2015	$18.15570	$19.73125	0

AST Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.92036	$6.02732	0
01/01/2009 to 12/31/2009	$6.02732	$7.07131	0
01/01/2010 to 12/31/2010	$7.07131	$7.86044	0
01/01/2011 to 12/31/2011	$7.86044	$7.39857	0
01/01/2012 to 12/31/2012	$7.39857	$8.49487	0
01/01/2013 to 12/31/2013	$8.49487	$11.67099	0
01/01/2014 to 12/31/2014	$11.67099	$13.04060	0
01/01/2015 to 12/31/2015	$13.04060	$11.80623	0

AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.37106	$6.38093	0
01/01/2009 to 12/31/2009	$6.38093	$8.13344	0
01/01/2010 to 12/31/2010	$8.13344	$9.56772	0
01/01/2011 to 12/31/2011	$9.56772	$9.31287	0
01/01/2012 to 12/31/2012	$9.31287	$10.27009	0
01/01/2013 to 12/31/2013	$10.27009	$13.78212	0
01/01/2014 to 12/31/2014	$13.78212	$14.97212	0
01/01/2015 to 12/31/2015	$14.97212	$16.18868	0

AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.67274	$8.22753	0
01/01/2009 to 12/31/2009	$8.22753	$10.87864	0
01/01/2010 to 12/31/2010	$10.87864	$12.11990	0
01/01/2011 to 12/31/2011	$12.11990	$13.11683	0
01/01/2012 to 12/31/2012	$13.11683	$13.64862	0
01/01/2013 to 12/31/2013	$13.64862	$13.13915	0
01/01/2014 to 12/31/2014	$13.13915	$13.73149	0
01/01/2015 to 12/31/2015	$13.73149	$13.40988	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$10.88205	$7.73203	0
01/01/2009 to 12/31/2009	$7.73203	$9.98846	0
01/01/2010 to 12/31/2010	$9.98846	$10.99392	0
01/01/2011 to 12/31/2011	$10.99392	$10.46150	0
01/01/2012 to 12/31/2012	$10.46150	$12.64794	0
01/01/2013 to 12/31/2013	$12.64794	$15.85766	0
01/01/2014 to 12/31/2014	$15.85766	$16.14275	0
01/01/2015 to 12/31/2015	$16.14275	$15.62493	0

AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$10.72178	$7.34079	0
01/01/2009 to 12/31/2009	$7.34079	$8.96358	0
01/01/2010 to 12/31/2010	$8.96358	$9.93078	0
01/01/2011 to 12/31/2011	$9.93078	$9.69742	0
01/01/2012 to 12/31/2012	$9.69742	$11.15310	0
01/01/2013 to 12/31/2013	$11.15310	$14.97749	0
01/01/2014 to 12/31/2014	$14.97749	$15.99412	0
01/01/2015 to 12/31/2015	$15.99412	$16.84707	0

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99854	$10.19227	0
01/01/2013 to 12/31/2013	$10.19227	$13.46663	0
01/01/2014 to 12/31/2014	$13.46663	$14.58019	0
01/01/2015 to 12/31/2015	$14.58019	$14.21886	0

AST Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.71384	$6.37746	0
01/01/2009 to 12/31/2009	$6.37746	$8.70075	0
01/01/2010 to 12/31/2010	$8.70075	$10.56476	0
01/01/2011 to 12/31/2011	$10.56476	$10.02005	0
01/01/2012 to 12/31/2012	$10.02005	$11.65476	0
01/01/2013 to 12/31/2013	$11.65476	$15.15987	0
01/01/2014 to 12/31/2014	$15.15987	$17.12104	0
01/01/2015 to 12/31/2015	$17.12104	$15.70686	0

AST Money Market Portfolio
01/28/2008 to 12/31/2008	$10.53168	$10.58460	0
01/01/2009 to 12/31/2009	$10.58460	$10.42287	0
01/01/2010 to 12/31/2010	$10.42287	$10.24097	0
01/01/2011 to 12/31/2011	$10.24097	$10.06247	0
01/01/2012 to 12/31/2012	$10.06247	$9.88535	0
01/01/2013 to 12/31/2013	$9.88535	$9.71038	0
01/01/2014 to 12/31/2014	$9.71038	$9.53876	0
01/01/2015 to 12/31/2015	$9.53876	$9.37022	0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.33158	$5.83598	0
01/01/2009 to 12/31/2009	$5.83598	$8.06289	0
01/01/2010 to 12/31/2010	$8.06289	$9.77667	0
01/01/2011 to 12/31/2011	$9.77667	$9.36543	0
01/01/2012 to 12/31/2012	$9.36543	$10.77542	0
01/01/2013 to 12/31/2013	$10.77542	$15.03136	0
01/01/2014 to 12/31/2014	$15.03136	$16.86967	0
01/01/2015 to 12/31/2015	$16.86967	$15.63728	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02844	$10.06864	0
01/01/2012 to 12/31/2012	$10.06864	$10.37220	0
01/01/2013 to 12/31/2013	$10.37220	$9.90006	0
01/01/2014 to 12/31/2014	$9.90006	$10.22585	0
01/01/2015 to 10/16/2015	$10.22585	$10.18863	0

AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.79963	$6.83068	0
01/01/2009 to 12/31/2009	$6.83068	$8.70875	0
01/01/2010 to 12/31/2010	$8.70875	$11.00805	0
01/01/2011 to 12/31/2011	$11.00805	$10.99594	0
01/01/2012 to 12/31/2012	$10.99594	$12.13876	0
01/01/2013 to 12/31/2013	$12.13876	$15.81268	0
01/01/2014 to 12/31/2014	$15.81268	$16.76620	0
01/01/2015 to 10/16/2015	$16.76620	$17.17641	0

AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.55849	$6.21411	0
01/01/2009 to 12/31/2009	$6.21411	$7.48169	0
01/01/2010 to 12/31/2010	$7.48169	$8.83896	0
01/01/2011 to 04/29/2011	$8.83896	$9.91034	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.31532	0
01/01/2013 to 12/31/2013	$10.31532	$12.04952	0
01/01/2014 to 12/31/2014	$12.04952	$12.44468	0
01/01/2015 to 12/31/2015	$12.44468	$12.07291	0

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10128	$5.57086	0
01/01/2009 to 12/31/2009	$5.57086	$9.11223	0
01/01/2010 to 12/31/2010	$9.11223	$10.94456	0
01/01/2011 to 12/31/2011	$10.94456	$8.57180	0
01/01/2012 to 12/31/2012	$8.57180	$9.92970	0
01/01/2013 to 12/31/2013	$9.92970	$9.77583	0
01/01/2014 to 12/31/2014	$9.77583	$9.15323	0
01/01/2015 to 12/31/2015	$9.15323	$7.48729	0

AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.87352	$8.79094	0
01/01/2009 to 12/31/2009	$8.79094	$10.36581	0
01/01/2010 to 12/31/2010	$10.36581	$11.25907	0
01/01/2011 to 12/31/2011	$11.25907	$11.17037	0
01/01/2012 to 12/31/2012	$11.17037	$12.11087	0
01/01/2013 to 12/31/2013	$12.11087	$12.99269	0
01/01/2014 to 12/31/2014	$12.99269	$13.50004	0
01/01/2015 to 12/31/2015	$13.50004	$13.28033	0

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01845	$10.06852	0
01/01/2012 to 12/31/2012	$10.06852	$10.59337	0
01/01/2013 to 12/31/2013	$10.59337	$10.16535	0
01/01/2014 to 12/31/2014	$10.16535	$10.59073	0
01/01/2015 to 12/31/2015	$10.59073	$10.37559	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.50085	$6.56357	0
01/01/2009 to 12/31/2009	$6.56357	$8.12237	0
01/01/2010 to 12/31/2010	$8.12237	$9.49626	0
01/01/2011 to 12/31/2011	$9.49626	$8.74891	0
01/01/2012 to 12/31/2012	$8.74891	$9.70445	0
01/01/2013 to 12/31/2013	$9.70445	$11.15591	0
01/01/2014 to 12/31/2014	$11.15591	$11.96654	0
01/01/2015 to 12/31/2015	$11.96654	$11.68283	0

AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$9.89035	$6.47223	0
01/01/2009 to 12/31/2009	$6.47223	$7.74505	0
01/01/2010 to 12/31/2010	$7.74505	$8.75311	0
01/01/2011 to 12/31/2011	$8.75311	$8.89581	0
01/01/2012 to 12/31/2012	$8.89581	$10.38147	0
01/01/2013 to 12/31/2013	$10.38147	$13.50491	0
01/01/2014 to 12/31/2014	$13.50491	$15.54963	0
01/01/2015 to 12/31/2015	$15.54963	$15.74498	0

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99853	$8.89271	0
01/01/2012 to 12/31/2012	$8.89271	$9.88459	0
01/01/2013 to 12/31/2013	$9.88459	$11.88454	0
01/01/2014 to 12/31/2014	$11.88454	$12.43338	0
01/01/2015 to 12/31/2015	$12.43338	$12.23194	0

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08106	$7.34068	0
01/01/2009 to 12/31/2009	$7.34068	$8.89743	0
01/01/2010 to 12/31/2010	$8.89743	$9.78180	0
01/01/2011 to 12/31/2011	$9.78180	$9.43446	0
01/01/2012 to 12/31/2012	$9.43446	$10.22030	0
01/01/2013 to 12/31/2013	$10.22030	$11.28849	0
01/01/2014 to 12/31/2014	$11.28849	$11.65882	0
01/01/2015 to 12/31/2015	$11.65882	$11.43363	0

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09924	$6.69228	0
01/01/2009 to 12/31/2009	$6.69228	$8.33899	0
01/01/2010 to 12/31/2010	$8.33899	$9.36653	0
01/01/2011 to 12/31/2011	$9.36653	$8.98138	0
01/01/2012 to 12/31/2012	$8.98138	$10.22538	0
01/01/2013 to 12/31/2013	$10.22538	$11.85863	0
01/01/2014 to 12/31/2014	$11.85863	$12.28178	0
01/01/2015 to 12/31/2015	$12.28178	$11.99917	5,986

AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$10.67439	$7.74969	0
01/01/2009 to 12/31/2009	$7.74969	$9.69959	20,237
01/01/2010 to 12/31/2010	$9.69959	$10.65364	14,914
01/01/2011 to 12/31/2011	$10.65364	$10.11172	10,650
01/01/2012 to 12/31/2012	$10.11172	$11.03886	12,702
01/01/2013 to 12/31/2013	$11.03886	$12.40523	2,020
01/01/2014 to 12/31/2014	$12.40523	$12.55593	8,942
01/01/2015 to 10/16/2015	$12.55593	$12.20091	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$9.69091	$5.96393	0
01/01/2009 to 12/31/2009	$5.96393	$7.77201	0
01/01/2010 to 12/31/2010	$7.77201	$10.11934	0
01/01/2011 to 12/31/2011	$10.11934	$8.63723	0
01/01/2012 to 12/31/2012	$8.63723	$10.18740	0
01/01/2013 to 12/31/2013	$10.18740	$14.09149	0
01/01/2014 to 12/31/2014	$14.09149	$14.52630	0
01/01/2015 to 12/31/2015	$14.52630	$14.45989	0

AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.34751	$6.65658	0
01/01/2009 to 12/31/2009	$6.65658	$8.75597	0
01/01/2010 to 12/31/2010	$8.75597	$11.73364	0
01/01/2011 to 12/31/2011	$11.73364	$11.41357	0
01/01/2012 to 12/31/2012	$11.41357	$12.57661	0
01/01/2013 to 12/31/2013	$12.57661	$16.69967	0
01/01/2014 to 12/31/2014	$16.69967	$17.03092	0
01/01/2015 to 12/31/2015	$17.03092	$16.86115	0

AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.02102	$6.69183	0
01/01/2009 to 12/31/2009	$6.69183	$8.34836	0
01/01/2010 to 12/31/2010	$8.34836	$10.33253	0
01/01/2011 to 12/31/2011	$10.33253	$9.54341	0
01/01/2012 to 12/31/2012	$9.54341	$11.07695	0
01/01/2013 to 12/31/2013	$11.07695	$14.95088	0
01/01/2014 to 12/31/2014	$14.95088	$15.46032	0
01/01/2015 to 12/31/2015	$15.46032	$14.53240	0

AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.57406	$8.06926	0
01/01/2009 to 12/31/2009	$8.06926	$9.83995	13,198
01/01/2010 to 12/31/2010	$9.83995	$10.78102	9,823
01/01/2011 to 12/31/2011	$10.78102	$10.80085	6,761
01/01/2012 to 12/31/2012	$10.80085	$12.04164	7,747
01/01/2013 to 12/31/2013	$12.04164	$13.81992	1,207
01/01/2014 to 12/31/2014	$13.81992	$14.37370	5,224
01/01/2015 to 12/31/2015	$14.37370	$14.12545	3,429

AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$9.77313	$5.98171	0
01/01/2009 to 12/31/2009	$5.98171	$7.27422	0
01/01/2010 to 12/31/2010	$7.27422	$8.09199	0
01/01/2011 to 12/31/2011	$8.09199	$7.81876	0
01/01/2012 to 12/31/2012	$7.81876	$9.00517	0
01/01/2013 to 12/31/2013	$9.00517	$11.47191	0
01/01/2014 to 12/31/2014	$11.47191	$12.11056	0
01/01/2015 to 10/16/2015	$12.11056	$11.21714	0

AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.92140	$6.49123	0
01/01/2009 to 12/31/2009	$6.49123	$9.77985	0
01/01/2010 to 12/31/2010	$9.77985	$11.12583	0
01/01/2011 to 12/31/2011	$11.12583	$10.74403	0
01/01/2012 to 12/31/2012	$10.74403	$12.40948	0
01/01/2013 to 12/31/2013	$12.40948	$17.55696	0
01/01/2014 to 12/31/2014	$17.55696	$18.68581	0
01/01/2015 to 12/31/2015	$18.68581	$20.11449	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$12.20388	$6.65868	0
01/01/2009 to 12/31/2009	$6.65868	$9.76890	0
01/01/2010 to 12/31/2010	$9.76890	$11.55903	0
01/01/2011 to 12/31/2011	$11.55903	$9.66094	0
01/01/2012 to 12/31/2012	$9.66094	$9.83312	0
01/01/2013 to 12/31/2013	$9.83312	$11.14493	0
01/01/2014 to 12/31/2014	$11.14493	$10.03245	0
01/01/2015 to 12/31/2015	$10.03245	$7.95758	0

AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$11.34463	$10.62110	0
01/01/2009 to 12/31/2009	$10.62110	$11.69736	0
01/01/2010 to 12/31/2010	$11.69736	$12.15050	0
01/01/2011 to 12/31/2011	$12.15050	$12.42820	0
01/01/2012 to 12/31/2012	$12.42820	$12.84611	0
01/01/2013 to 12/31/2013	$12.84611	$12.14534	0
01/01/2014 to 12/31/2014	$12.14534	$11.99695	0
01/01/2015 to 12/31/2015	$11.99695	$11.24056	0

AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$10.39432	$6.48888	0
01/01/2009 to 12/31/2009	$6.48888	$8.18645	0
01/01/2010 to 12/31/2010	$8.18645	$9.21884	0
01/01/2011 to 12/31/2011	$9.21884	$8.74318	0
01/01/2012 to 12/31/2012	$8.74318	$9.53381	0
01/01/2013 to 12/31/2013	$9.53381	$11.28536	0
01/01/2014 to 12/31/2014	$11.28536	$11.69594	0
01/01/2015 to 12/31/2015	$11.69594	$11.41643	0

AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.23348	$9.29077	0
01/01/2009 to 12/31/2009	$9.29077	$10.18779	0
01/01/2010 to 12/31/2010	$10.18779	$10.78811	0
01/01/2011 to 12/31/2011	$10.78811	$11.23601	0
01/01/2012 to 12/31/2012	$11.23601	$11.90383	0
01/01/2013 to 12/31/2013	$11.90383	$11.51876	0
01/01/2014 to 12/31/2014	$11.51876	$12.12944	0
01/01/2015 to 12/31/2015	$12.12944	$12.06224	0

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07808	$6.63754	0
01/01/2009 to 12/31/2009	$6.63754	$8.48048	0
01/01/2010 to 12/31/2010	$8.48048	$9.18367	0
01/01/2011 to 12/31/2011	$9.18367	$8.87079	0
01/01/2012 to 09/21/2012	$8.87079	$9.92949	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.05%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.05%) OR HD GRO 60 bps and Combo DB (2.05%)

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.02518	$11.25870	2,543,454
01/01/2008 to 12/31/2008	$11.25870	$7.52065	4,290,790
01/01/2009 to 12/31/2009	$7.52065	$9.16461	6,403,388
01/01/2010 to 12/31/2010	$9.16461	$10.05503	6,481,639
01/01/2011 to 12/31/2011	$10.05503	$9.59133	5,215,981
01/01/2012 to 12/31/2012	$9.59133	$10.57941	5,453,100
01/01/2013 to 12/31/2013	$10.57941	$11.40088	5,272,579
01/01/2014 to 12/31/2014	$11.40088	$11.59844	4,828,769
01/01/2015 to 12/31/2015	$11.59844	$10.99949	4,010,234

AST Advanced Strategies Portfolio
09/04/2007 to 12/31/2007	$10.87602	$11.22908	451,141
01/01/2008 to 12/31/2008	$11.22908	$7.72388	1,193,763
01/01/2009 to 12/31/2009	$7.72388	$9.55169	2,392,702
01/01/2010 to 12/31/2010	$9.55169	$10.64273	2,509,896
01/01/2011 to 12/31/2011	$10.64273	$10.44088	1,976,971
01/01/2012 to 12/31/2012	$10.44088	$11.62737	2,134,048
01/01/2013 to 12/31/2013	$11.62737	$13.28030	2,280,593
01/01/2014 to 12/31/2014	$13.28030	$13.80833	2,077,002
01/01/2015 to 12/31/2015	$13.80833	$13.63950	1,841,403

AST American Century Income & Growth Portfolio
09/04/2007 to 12/31/2007	$11.33105	$10.76521	50,360
01/01/2008 to 12/31/2008	$10.76521	$6.88354	51,088
01/01/2009 to 12/31/2009	$6.88354	$7.94405	56,131
01/01/2010 to 12/31/2010	$7.94405	$8.86235	55,174
01/01/2011 to 12/31/2011	$8.86235	$8.99478	72,443
01/01/2012 to 05/04/2012	$8.99478	$9.76106	0

AST Balanced Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.93947	$11.19855	1,045,566
01/01/2008 to 12/31/2008	$11.19855	$7.82382	3,006,296
01/01/2009 to 12/31/2009	$7.82382	$9.45287	5,940,132
01/01/2010 to 12/31/2010	$9.45287	$10.40364	6,021,508
01/01/2011 to 12/31/2011	$10.40364	$10.07115	5,192,756
01/01/2012 to 12/31/2012	$10.07115	$11.09968	5,454,823
01/01/2013 to 12/31/2013	$11.09968	$12.79626	5,258,287
01/01/2014 to 12/31/2014	$12.79626	$13.35694	5,074,259
01/01/2015 to 12/31/2015	$13.35694	$13.15089	4,693,024

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99833	$9.14439	11,718
01/01/2012 to 12/31/2012	$9.14439	$10.02630	44,567
01/01/2013 to 12/31/2013	$10.02630	$10.89118	42,302
01/01/2014 to 12/31/2014	$10.89118	$11.19488	62,311
01/01/2015 to 12/31/2015	$11.19488	$10.64075	123,989

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99833	$10.47405	17,056
01/01/2014 to 12/31/2014	$10.47405	$10.63084	57,708
01/01/2015 to 12/31/2015	$10.63084	$10.44571	45,992

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
09/04/2007 to 12/31/2007	$10.31981	$10.61705	38,117
01/01/2008 to 12/31/2008	$10.61705	$10.51970	171,215
01/01/2009 to 12/31/2009	$10.51970	$11.36291	155,535
01/01/2010 to 12/31/2010	$11.36291	$11.56869	218,728
01/01/2011 to 12/31/2011	$11.56869	$11.59154	151,373
01/01/2012 to 12/31/2012	$11.59154	$11.89152	145,930
01/01/2013 to 12/31/2013	$11.89152	$11.39925	109,039
01/01/2014 to 12/31/2014	$11.39925	$11.15957	98,281
01/01/2015 to 12/31/2015	$11.15957	$10.98831	89,333

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
09/04/2007 to 12/31/2007	$10.41205	$10.90759	232,812
01/01/2008 to 12/31/2008	$10.90759	$10.44693	477,777
01/01/2009 to 12/31/2009	$10.44693	$11.92891	789,347
01/01/2010 to 12/31/2010	$11.92891	$12.59155	951,902
01/01/2011 to 12/31/2011	$12.59155	$12.73127	781,155
01/01/2012 to 12/31/2012	$12.73127	$13.63808	817,374
01/01/2013 to 12/31/2013	$13.63808	$13.11863	777,758
01/01/2014 to 12/31/2014	$13.11863	$13.39908	738,034
01/01/2015 to 12/31/2015	$13.39908	$12.85311	591,656

AST Bond Portfolio 2016
05/01/2009* to 12/31/2009	$9.93822	$9.61299	0
01/01/2010 to 12/31/2010	$9.61299	$10.41615	0
01/01/2011 to 12/31/2011	$10.41615	$11.19107	0
01/01/2012 to 12/31/2012	$11.19107	$11.42266	0
01/01/2013 to 12/31/2013	$11.42266	$11.11626	0
01/01/2014 to 12/31/2014	$11.11626	$10.94315	0
01/01/2015 to 12/31/2015	$10.94315	$10.69859	0

AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92265	$9.67902	0
01/01/2010 to 12/31/2010	$9.67902	$10.54551	0
01/01/2011 to 12/31/2011	$10.54551	$11.73731	0
01/01/2012 to 12/31/2012	$11.73731	$12.15857	0
01/01/2013 to 12/31/2013	$12.15857	$11.53989	0
01/01/2014 to 12/31/2014	$11.53989	$11.60917	0
01/01/2015 to 12/31/2015	$11.60917	$11.46813	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90543	$9.57969	0
01/01/2010 to 12/31/2010	$9.57969	$10.45380	0
01/01/2011 to 12/31/2011	$10.45380	$11.88036	0
01/01/2012 to 12/31/2012	$11.88036	$12.32352	0
01/01/2013 to 12/31/2013	$12.32352	$11.49247	0
01/01/2014 to 12/31/2014	$11.49247	$11.74177	0
01/01/2015 to 12/31/2015	$11.74177	$11.62909	0

AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88414	$9.25455	0
01/01/2010 to 12/31/2010	$9.25455	$10.14278	0
01/01/2011 to 12/31/2011	$10.14278	$11.79550	0
01/01/2012 to 12/31/2012	$11.79550	$12.28859	0
01/01/2013 to 12/31/2013	$12.28859	$11.25704	0
01/01/2014 to 12/31/2014	$11.25704	$11.71029	0
01/01/2015 to 12/31/2015	$11.71029	$11.65023	0

AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99778	$10.98498	0
01/01/2011 to 12/31/2011	$10.98498	$12.94990	0
01/01/2012 to 12/31/2012	$12.94990	$13.55154	0
01/01/2013 to 12/31/2013	$13.55154	$12.34960	0
01/01/2014 to 12/31/2014	$12.34960	$13.03103	0
01/01/2015 to 12/31/2015	$13.03103	$12.99690	0

AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99833	$11.99503	0
01/01/2012 to 12/31/2012	$11.99503	$12.44101	0
01/01/2013 to 12/31/2013	$12.44101	$11.00299	0
01/01/2014 to 12/31/2014	$11.00299	$11.90004	0
01/01/2015 to 12/31/2015	$11.90004	$11.90542	0

AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99778	$10.37684	0
01/01/2013 to 12/31/2013	$10.37684	$9.13129	0
01/01/2014 to 12/31/2014	$9.13129	$10.07694	0
01/01/2015 to 12/31/2015	$10.07694	$10.14190	0

AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99889	$8.73091	0
01/01/2014 to 12/31/2014	$8.73091	$9.80379	0
01/01/2015 to 12/31/2015	$9.80379	$9.87971	0

AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99889	$11.27883	0
01/01/2015 to 12/31/2015	$11.27883	$11.27315	0

AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99889	$9.91666	0

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14510	$10.29546	3,105
01/01/2010 to 12/31/2010	$10.29546	$11.47335	23,527
01/01/2011 to 12/31/2011	$11.47335	$10.58293	19,439
01/01/2012 to 12/31/2012	$10.58293	$11.74230	26,452
01/01/2013 to 12/31/2013	$11.74230	$15.12299	16,877
01/01/2014 to 12/31/2014	$15.12299	$16.34048	20,132
01/01/2015 to 12/31/2015	$16.34048	$15.24920	17,646

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Capital Growth Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.17672	$11.37500	2,558,602
01/01/2008 to 12/31/2008	$11.37500	$7.25187	4,323,643
01/01/2009 to 12/31/2009	$7.25187	$8.90621	7,701,858
01/01/2010 to 12/31/2010	$8.90621	$9.89472	8,056,803
01/01/2011 to 12/31/2011	$9.89472	$9.46090	6,257,591
01/01/2012 to 12/31/2012	$9.46090	$10.54275	6,771,067
01/01/2013 to 12/31/2013	$10.54275	$12.67414	7,132,679
01/01/2014 to 12/31/2014	$12.67414	$13.28825	6,840,625
01/01/2015 to 12/31/2015	$13.28825	$13.09071	6,440,012

AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99833	$11.62670	20,165
01/01/2014 to 12/31/2014	$11.62670	$12.94374	26,017
01/01/2015 to 12/31/2015	$12.94374	$12.23058	15,982

AST Cohen & Steers Realty Portfolio
09/04/2007 to 12/31/2007	$10.91754	$9.48340	85,556
01/01/2008 to 12/31/2008	$9.48340	$6.03531	98,068
01/01/2009 to 12/31/2009	$6.03531	$7.80228	99,922
01/01/2010 to 12/31/2010	$7.80228	$9.83932	115,670
01/01/2011 to 12/31/2011	$9.83932	$10.27737	91,118
01/01/2012 to 12/31/2012	$10.27737	$11.61618	116,779
01/01/2013 to 12/31/2013	$11.61618	$11.73944	108,449
01/01/2014 to 12/31/2014	$11.73944	$15.05995	103,910
01/01/2015 to 12/31/2015	$15.05995	$15.47230	90,999

AST DeAm Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$9.51485	$8.40420	40,522
01/01/2008 to 07/18/2008	$8.40420	$7.68481	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99833	$9.66522	3,380
01/01/2014 to 12/31/2014	$9.66522	$9.95432	7,499
01/01/2015 to 12/31/2015	$9.95432	$9.74478	18,901

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10350	$7.48844	188,704
01/01/2009 to 12/31/2009	$7.48844	$8.89587	378,474
01/01/2010 to 12/31/2010	$8.89587	$9.87870	410,194
01/01/2011 to 12/31/2011	$9.87870	$9.44116	359,039
01/01/2012 to 12/31/2012	$9.44116	$10.51263	403,104
01/01/2013 to 12/31/2013	$10.51263	$12.28195	437,099
01/01/2014 to 12/31/2014	$12.28195	$12.72344	437,620
01/01/2015 to 10/16/2015	$12.72344	$12.65529	0

AST FI Pyramis® Quantitative Portfolio
09/04/2007 to 12/31/2007	$11.04320	$11.16999	355,077
01/01/2008 to 12/31/2008	$11.16999	$7.17065	1,052,064
01/01/2009 to 12/31/2009	$7.17065	$8.70250	2,453,023
01/01/2010 to 12/31/2010	$8.70250	$9.75259	2,624,502
01/01/2011 to 12/31/2011	$9.75259	$9.41320	2,330,805
01/01/2012 to 12/31/2012	$9.41320	$10.20477	2,449,342
01/01/2013 to 12/31/2013	$10.20477	$11.47571	2,332,694
01/01/2014 to 12/31/2014	$11.47571	$11.59966	2,102,801
01/01/2015 to 12/31/2015	$11.59966	$11.47924	1,861,540

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99834	$7.46062	92,522
01/01/2009 to 11/13/2009	$7.46062	$8.31782	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99834	$10.72166	922,925
01/01/2013 to 12/31/2013	$10.72166	$13.07753	980,919
01/01/2014 to 12/31/2014	$13.07753	$13.22199	926,682
01/01/2015 to 10/16/2015	$13.22199	$12.63245	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99833	$10.78968	23,483
01/01/2014 to 12/31/2014	$10.78968	$10.84345	40,264
01/01/2015 to 10/16/2015	$10.84345	$10.32039	0

AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17501	$6.10332	2,015
01/01/2009 to 12/31/2009	$6.10332	$8.07992	7,533
01/01/2010 to 12/31/2010	$8.07992	$9.51698	8,974
01/01/2011 to 12/31/2011	$9.51698	$8.85615	14,313
01/01/2012 to 12/31/2012	$8.85615	$11.00403	28,763
01/01/2013 to 12/31/2013	$11.00403	$11.25178	26,458
01/01/2014 to 12/31/2014	$11.25178	$12.56094	32,564
01/01/2015 to 12/31/2015	$12.56094	$12.29755	21,523

AST Goldman Sachs Concentrated Growth Portfolio
09/04/2007 to 12/31/2007	$11.37188	$11.42452	117,879
01/01/2008 to 12/31/2008	$11.42452	$6.68665	134,309
01/01/2009 to 12/31/2009	$6.68665	$9.78901	210,444
01/01/2010 to 12/31/2010	$9.78901	$10.57926	191,290
01/01/2011 to 12/31/2011	$10.57926	$9.95673	183,045
01/01/2012 to 12/31/2012	$9.95673	$11.68469	179,388
01/01/2013 to 12/31/2013	$11.68469	$14.85522	146,160
01/01/2014 to 02/07/2014	$14.85522	$14.60858	0

AST Goldman Sachs Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$11.44560	$11.34013	60,992
01/01/2008 to 12/31/2008	$11.34013	$6.59044	59,215
01/01/2009 to 12/31/2009	$6.59044	$7.69719	108,452
01/01/2010 to 12/31/2010	$7.69719	$8.51452	108,896
01/01/2011 to 12/31/2011	$8.51452	$7.88321	123,164
01/01/2012 to 12/31/2012	$7.88321	$9.24382	147,553
01/01/2013 to 12/31/2013	$9.24382	$12.09651	112,148
01/01/2014 to 12/31/2014	$12.09651	$13.41012	153,007
01/01/2015 to 12/31/2015	$13.41012	$12.53342	242,042

AST Goldman Sachs Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.46925	$11.51201	70,051
01/01/2008 to 12/31/2008	$11.51201	$6.67880	74,451
01/01/2009 to 12/31/2009	$6.67880	$10.28128	146,279
01/01/2010 to 12/31/2010	$10.28128	$12.07219	125,854
01/01/2011 to 12/31/2011	$12.07219	$11.47775	107,922
01/01/2012 to 12/31/2012	$11.47775	$13.45286	127,793
01/01/2013 to 12/31/2013	$13.45286	$17.42637	121,703
01/01/2014 to 12/31/2014	$17.42637	$19.04466	116,574
01/01/2015 to 12/31/2015	$19.04466	$17.60098	177,650

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08918	$7.59716	111,892
01/01/2009 to 12/31/2009	$7.59716	$9.18532	424,265
01/01/2010 to 12/31/2010	$9.18532	$10.04474	457,592
01/01/2011 to 12/31/2011	$10.04474	$9.79338	445,565
01/01/2012 to 12/31/2012	$9.79338	$10.56843	461,766
01/01/2013 to 12/31/2013	$10.56843	$11.37324	416,606
01/01/2014 to 12/31/2014	$11.37324	$11.59507	395,053
01/01/2015 to 12/31/2015	$11.59507	$11.25878	364,140

AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03322	$7.62678	11,741
01/01/2009 to 12/31/2009	$7.62678	$9.47993	27,806
01/01/2010 to 12/31/2010	$9.47993	$11.77620	35,349
01/01/2011 to 12/31/2011	$11.77620	$11.69023	46,437
01/01/2012 to 12/31/2012	$11.69023	$13.25235	50,032
01/01/2013 to 12/31/2013	$13.25235	$18.02652	46,071
01/01/2014 to 12/31/2014	$18.02652	$18.93581	45,873
01/01/2015 to 12/31/2015	$18.93581	$17.53585	46,623

AST Herndon Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$11.31210	$10.89644	110,209
01/01/2008 to 12/31/2008	$10.89644	$6.69452	69,103
01/01/2009 to 12/31/2009	$6.69452	$7.75779	96,419
01/01/2010 to 12/31/2010	$7.75779	$8.54781	76,351
01/01/2011 to 12/31/2011	$8.54781	$8.33514	85,319
01/01/2012 to 12/31/2012	$8.33514	$9.26205	94,670
01/01/2013 to 12/31/2013	$9.26205	$12.21905	84,453
01/01/2014 to 12/31/2014	$12.21905	$12.16013	85,629
01/01/2015 to 12/31/2015	$12.16013	$11.19323	76,725

AST High Yield Portfolio
09/04/2007 to 12/31/2007	$10.42138	$10.58506	67,232
01/01/2008 to 12/31/2008	$10.58506	$7.72288	52,614
01/01/2009 to 12/31/2009	$7.72288	$10.25837	98,174
01/01/2010 to 12/31/2010	$10.25837	$11.40941	117,981
01/01/2011 to 12/31/2011	$11.40941	$11.53541	101,852
01/01/2012 to 12/31/2012	$11.53541	$12.87158	133,663
01/01/2013 to 12/31/2013	$12.87158	$13.51865	119,485
01/01/2014 to 12/31/2014	$13.51865	$13.58597	121,383
01/01/2015 to 12/31/2015	$13.58597	$12.83860	106,139

AST International Growth Portfolio
09/04/2007 to 12/31/2007	$11.44416	$12.34222	115,136
01/01/2008 to 12/31/2008	$12.34222	$6.01888	132,206
01/01/2009 to 12/31/2009	$6.01888	$7.97937	144,204
01/01/2010 to 12/31/2010	$7.97937	$8.95266	142,115
01/01/2011 to 12/31/2011	$8.95266	$7.63921	121,556
01/01/2012 to 12/31/2012	$7.63921	$9.01008	128,199
01/01/2013 to 12/31/2013	$9.01008	$10.51170	130,106
01/01/2014 to 12/31/2014	$10.51170	$9.73144	129,986
01/01/2015 to 12/31/2015	$9.73144	$9.83612	123,989

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Value Portfolio
09/04/2007 to 12/31/2007	$12.28926	$12.51580	161,390
01/01/2008 to 12/31/2008	$12.51580	$6.86748	157,577
01/01/2009 to 12/31/2009	$6.86748	$8.78189	161,271
01/01/2010 to 12/31/2010	$8.78189	$9.55932	143,460
01/01/2011 to 12/31/2011	$9.55932	$8.19186	116,484
01/01/2012 to 12/31/2012	$8.19186	$9.36563	111,451
01/01/2013 to 12/31/2013	$9.36563	$10.96415	111,252
01/01/2014 to 12/31/2014	$10.96415	$10.02361	113,509
01/01/2015 to 12/31/2015	$10.02361	$9.90247	101,752

AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99834	$10.69598	9,882,729
01/01/2009 to 12/31/2009	$10.69598	$11.66588	3,643,097
01/01/2010 to 12/31/2010	$11.66588	$12.66748	1,688,626
01/01/2011 to 12/31/2011	$12.66748	$13.95826	6,300,372
01/01/2012 to 12/31/2012	$13.95826	$14.96335	3,411,133
01/01/2013 to 12/31/2013	$14.96335	$14.19618	1,787,174
01/01/2014 to 12/31/2014	$14.19618	$14.84713	1,694,127
01/01/2015 to 12/31/2015	$14.84713	$14.71950	3,217,085

AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11169	$7.12219	92,463
01/01/2009 to 12/31/2009	$7.12219	$8.84025	303,986
01/01/2010 to 12/31/2010	$8.84025	$9.85968	322,410
01/01/2011 to 12/31/2011	$9.85968	$9.60684	288,926
01/01/2012 to 12/31/2012	$9.60684	$10.69231	288,880
01/01/2013 to 12/31/2013	$10.69231	$12.18347	277,424
01/01/2014 to 12/31/2014	$12.18347	$12.69855	260,905
01/01/2015 to 12/31/2015	$12.69855	$12.31320	221,541

AST J.P. Morgan International Equity Portfolio
09/04/2007 to 12/31/2007	$11.09584	$11.32088	105,867
01/01/2008 to 12/31/2008	$11.32088	$6.50272	129,416
01/01/2009 to 12/31/2009	$6.50272	$8.65847	155,384
01/01/2010 to 12/31/2010	$8.65847	$9.09287	151,899
01/01/2011 to 12/31/2011	$9.09287	$8.09515	137,104
01/01/2012 to 12/31/2012	$8.09515	$9.67028	134,987
01/01/2013 to 12/31/2013	$9.67028	$10.93165	145,446
01/01/2014 to 12/31/2014	$10.93165	$10.03007	200,333
01/01/2015 to 12/31/2015	$10.03007	$9.55383	181,716

AST J.P. Morgan Strategic Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.94133	$10.50173	92,521
01/01/2008 to 12/31/2008	$10.50173	$8.47786	881,341
01/01/2009 to 12/31/2009	$8.47786	$10.13685	1,938,181
01/01/2010 to 12/31/2010	$10.13685	$10.66025	1,964,380
01/01/2011 to 12/31/2011	$10.66025	$10.47082	1,595,962
01/01/2012 to 12/31/2012	$10.47082	$11.35999	1,683,963
01/01/2013 to 12/31/2013	$11.35999	$12.35987	1,692,987
01/01/2014 to 12/31/2014	$12.35987	$12.77152	1,535,359
01/01/2015 to 12/31/2015	$12.77152	$12.49209	1,277,556

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08372	$10.28564	0
01/01/2010 to 12/31/2010	$10.28564	$11.21966	2,278
01/01/2011 to 12/31/2011	$11.21966	$11.06744	6,036
01/01/2012 to 12/31/2012	$11.06744	$12.49182	14,264
01/01/2013 to 12/31/2013	$12.49182	$16.70815	11,100
01/01/2014 to 12/31/2014	$16.70815	$17.92857	15,320
01/01/2015 to 12/31/2015	$17.92857	$19.43668	30,134

AST Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$11.08921	$10.44409	128,473
01/01/2008 to 12/31/2008	$10.44409	$5.98792	156,705
01/01/2009 to 12/31/2009	$5.98792	$7.00799	193,547
01/01/2010 to 12/31/2010	$7.00799	$7.77093	189,197
01/01/2011 to 12/31/2011	$7.77093	$7.29646	159,734
01/01/2012 to 12/31/2012	$7.29646	$8.35699	156,160
01/01/2013 to 12/31/2013	$8.35699	$11.45354	169,043
01/01/2014 to 12/31/2014	$11.45354	$12.76622	173,213
01/01/2015 to 12/31/2015	$12.76622	$11.52948	160,190

AST Loomis Sayles Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.95322	$11.48245	121,725
01/01/2008 to 12/31/2008	$11.48245	$6.33900	158,966
01/01/2009 to 12/31/2009	$6.33900	$8.06019	162,034
01/01/2010 to 12/31/2010	$8.06019	$9.45837	169,419
01/01/2011 to 12/31/2011	$9.45837	$9.18401	142,218
01/01/2012 to 12/31/2012	$9.18401	$10.10307	141,094
01/01/2013 to 12/31/2013	$10.10307	$13.52485	134,367
01/01/2014 to 12/31/2014	$13.52485	$14.65664	268,472
01/01/2015 to 12/31/2015	$14.65664	$15.80875	238,890

AST Lord Abbett Core Fixed Income Portfolio
09/04/2007 to 12/31/2007	$10.70998	$10.86861	19,664
01/01/2008 to 12/31/2008	$10.86861	$8.17364	32,923
01/01/2009 to 12/31/2009	$8.17364	$10.78110	62,345
01/01/2010 to 12/31/2010	$10.78110	$11.98174	71,336
01/01/2011 to 12/31/2011	$11.98174	$12.93561	180,918
01/01/2012 to 12/31/2012	$12.93561	$13.42690	185,611
01/01/2013 to 12/31/2013	$13.42690	$12.89394	152,353
01/01/2014 to 12/31/2014	$12.89394	$13.44212	157,729
01/01/2015 to 12/31/2015	$13.44212	$13.09511	161,958

AST MFS Global Equity Portfolio
09/04/2007 to 12/31/2007	$11.63760	$11.87567	27,105
01/01/2008 to 12/31/2008	$11.87567	$7.68143	39,719
01/01/2009 to 12/31/2009	$7.68143	$9.89869	46,304
01/01/2010 to 12/31/2010	$9.89869	$10.86845	43,950
01/01/2011 to 12/31/2011	$10.86845	$10.31678	63,362
01/01/2012 to 12/31/2012	$10.31678	$12.44219	74,593
01/01/2013 to 12/31/2013	$12.44219	$15.56154	81,250
01/01/2014 to 12/31/2014	$15.56154	$15.80252	85,756
01/01/2015 to 12/31/2015	$15.80252	$15.25819	86,602

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
09/04/2007 to 12/31/2007	$11.13911	$11.68399	22,402
01/01/2008 to 12/31/2008	$11.68399	$7.29262	35,994
01/01/2009 to 12/31/2009	$7.29262	$8.88300	44,333
01/01/2010 to 12/31/2010	$8.88300	$9.81745	73,010
01/01/2011 to 12/31/2011	$9.81745	$9.56339	55,757
01/01/2012 to 12/31/2012	$9.56339	$10.97198	53,228
01/01/2013 to 12/31/2013	$10.97198	$14.69811	61,461
01/01/2014 to 12/31/2014	$14.69811	$15.65734	99,503
01/01/2015 to 12/31/2015	$15.65734	$16.45185	84,002

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99834	$10.18297	0
01/01/2013 to 12/31/2013	$10.18297	$13.42139	680
01/01/2014 to 12/31/2014	$13.42139	$14.49557	0
01/01/2015 to 12/31/2015	$14.49557	$14.10158	1,091

AST Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.84580	$10.44960	50,093
01/01/2008 to 12/31/2008	$10.44960	$6.33563	46,590
01/01/2009 to 12/31/2009	$6.33563	$8.62254	68,287
01/01/2010 to 12/31/2010	$8.62254	$10.44421	75,740
01/01/2011 to 12/31/2011	$10.44421	$9.88148	80,974
01/01/2012 to 12/31/2012	$9.88148	$11.46534	84,044
01/01/2013 to 12/31/2013	$11.46534	$14.87695	55,495
01/01/2014 to 12/31/2014	$14.87695	$16.76037	45,915
01/01/2015 to 12/31/2015	$16.76037	$15.33822	46,843

AST Money Market Portfolio
09/04/2007 to 12/31/2007	$10.37810	$10.46814	175,527
01/01/2008 to 12/31/2008	$10.46814	$10.51516	724,864
01/01/2009 to 12/31/2009	$10.51516	$10.32932	319,983
01/01/2010 to 12/31/2010	$10.32932	$10.12431	206,149
01/01/2011 to 12/31/2011	$10.12431	$9.92340	219,016
01/01/2012 to 12/31/2012	$9.92340	$9.72484	239,664
01/01/2013 to 12/31/2013	$9.72484	$9.52949	141,037
01/01/2014 to 12/31/2014	$9.52949	$9.33804	160,753
01/01/2015 to 12/31/2015	$9.33804	$9.15043	112,097

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.30703	$10.24685	61,947
01/01/2008 to 12/31/2008	$10.24685	$5.79762	71,201
01/01/2009 to 12/31/2009	$5.79762	$7.99019	124,978
01/01/2010 to 12/31/2010	$7.99019	$9.66466	149,323
01/01/2011 to 12/31/2011	$9.66466	$9.23545	113,194
01/01/2012 to 12/31/2012	$9.23545	$10.59983	114,457
01/01/2013 to 12/31/2013	$10.59983	$14.75031	126,604
01/01/2014 to 12/31/2014	$14.75031	$16.51376	109,986
01/01/2015 to 12/31/2015	$16.51376	$15.26987	99,780

AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02824	$10.06439	0
01/01/2012 to 12/31/2012	$10.06439	$10.34241	0
01/01/2013 to 12/31/2013	$10.34241	$9.84758	1,527
01/01/2014 to 12/31/2014	$9.84758	$10.14689	5,871
01/01/2015 to 10/16/2015	$10.14689	$10.09033	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.94753	$12.18878	86,925
01/01/2008 to 12/31/2008	$12.18878	$6.78592	79,919
01/01/2009 to 12/31/2009	$6.78592	$8.63048	83,258
01/01/2010 to 12/31/2010	$8.63048	$10.88248	98,518
01/01/2011 to 12/31/2011	$10.88248	$10.84403	84,077
01/01/2012 to 12/31/2012	$10.84403	$11.94166	79,425
01/01/2013 to 12/31/2013	$11.94166	$15.51786	76,611
01/01/2014 to 12/31/2014	$15.51786	$16.41331	73,448
01/01/2015 to 10/16/2015	$16.41331	$16.78228	0

AST Neuberger Berman Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.23347	$10.96429	51,379
01/01/2008 to 12/31/2008	$10.96429	$6.17342	59,718
01/01/2009 to 12/31/2009	$6.17342	$7.41439	56,938
01/01/2010 to 12/31/2010	$7.41439	$8.73801	57,476
01/01/2011 to 04/29/2011	$8.73801	$9.78938	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99834	$10.29816	78,731
01/01/2013 to 12/31/2013	$10.29816	$12.00014	81,320
01/01/2014 to 12/31/2014	$12.00014	$12.36331	74,865
01/01/2015 to 12/31/2015	$12.36331	$11.96448	73,018

AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10108	$5.56466	868
01/01/2009 to 12/31/2009	$5.56466	$9.07977	76,455
01/01/2010 to 12/31/2010	$9.07977	$10.87894	147,559
01/01/2011 to 12/31/2011	$10.87894	$8.49952	116,033
01/01/2012 to 12/31/2012	$8.49952	$9.82181	81,185
01/01/2013 to 12/31/2013	$9.82181	$9.64592	74,537
01/01/2014 to 12/31/2014	$9.64592	$9.00946	66,984
01/01/2015 to 12/31/2015	$9.00946	$7.35166	61,123

AST Preservation Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.73032	$11.06941	280,016
01/01/2008 to 12/31/2008	$11.06941	$8.73325	1,646,436
01/01/2009 to 12/31/2009	$8.73325	$10.27253	4,619,314
01/01/2010 to 12/31/2010	$10.27253	$11.13028	4,613,315
01/01/2011 to 12/31/2011	$11.13028	$11.01569	4,303,458
01/01/2012 to 12/31/2012	$11.01569	$11.91379	4,600,016
01/01/2013 to 12/31/2013	$11.91379	$12.74983	4,434,401
01/01/2014 to 12/31/2014	$12.74983	$13.21515	3,853,539
01/01/2015 to 12/31/2015	$13.21515	$12.96826	2,900,451

AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01825	$10.06428	0
01/01/2012 to 12/31/2012	$10.06428	$10.56292	8,064
01/01/2013 to 12/31/2013	$10.56292	$10.11124	14,380
01/01/2014 to 12/31/2014	$10.11124	$10.50869	26,435
01/01/2015 to 12/31/2015	$10.50869	$10.26998	29,613

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
09/04/2007 to 12/31/2007	$11.03705	$11.22337	428,297
01/01/2008 to 12/31/2008	$11.22337	$6.52045	992,417
01/01/2009 to 12/31/2009	$6.52045	$8.04911	2,930,136
01/01/2010 to 12/31/2010	$8.04911	$9.38759	2,993,576
01/01/2011 to 12/31/2011	$9.38759	$8.62754	2,121,795
01/01/2012 to 12/31/2012	$8.62754	$9.54626	2,317,792
01/01/2013 to 12/31/2013	$9.54626	$10.94724	2,290,164
01/01/2014 to 12/31/2014	$10.94724	$11.71398	2,244,588
01/01/2015 to 12/31/2015	$11.71398	$11.40838	2,947,768

AST QMA US Equity Alpha Portfolio
09/04/2007 to 12/31/2007	$11.14673	$10.70742	102,748
01/01/2008 to 12/31/2008	$10.70742	$6.42985	105,318
01/01/2009 to 12/31/2009	$6.42985	$7.67574	107,762
01/01/2010 to 12/31/2010	$7.67574	$8.65355	99,843
01/01/2011 to 12/31/2011	$8.65355	$8.77316	81,735
01/01/2012 to 12/31/2012	$8.77316	$10.21323	62,108
01/01/2013 to 12/31/2013	$10.21323	$13.25360	61,591
01/01/2014 to 12/31/2014	$13.25360	$15.22296	54,075
01/01/2015 to 12/31/2015	$15.22296	$15.37656	54,780

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99833	$8.87815	147
01/01/2012 to 12/31/2012	$8.87815	$9.84419	0
01/01/2013 to 12/31/2013	$9.84419	$11.80699	1,482
01/01/2014 to 12/31/2014	$11.80699	$12.32190	1,979
01/01/2015 to 12/31/2015	$12.32190	$12.09248	6,446

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08099	$7.32858	218,544
01/01/2009 to 12/31/2009	$7.32858	$8.86096	858,467
01/01/2010 to 12/31/2010	$8.86096	$9.71786	897,851
01/01/2011 to 12/31/2011	$9.71786	$9.34997	818,528
01/01/2012 to 12/31/2012	$9.34997	$10.10392	874,880
01/01/2013 to 12/31/2013	$10.10392	$11.13261	775,302
01/01/2014 to 12/31/2014	$11.13261	$11.46956	763,530
01/01/2015 to 12/31/2015	$11.46956	$11.22056	626,154

AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09917	$6.68122	138,308
01/01/2009 to 12/31/2009	$6.68122	$8.30477	532,687
01/01/2010 to 12/31/2010	$8.30477	$9.30511	678,275
01/01/2011 to 12/31/2011	$9.30511	$8.90067	508,100
01/01/2012 to 12/31/2012	$8.90067	$10.10866	577,953
01/01/2013 to 12/31/2013	$10.10866	$11.69463	665,029
01/01/2014 to 12/31/2014	$11.69463	$12.08227	650,667
01/01/2015 to 12/31/2015	$12.08227	$11.77527	1,146,556

AST Schroders Multi-Asset World Strategies Portfolio
09/04/2007 to 12/31/2007	$11.02495	$11.25493	52,850
01/01/2008 to 12/31/2008	$11.25493	$7.69891	252,783
01/01/2009 to 12/31/2009	$7.69891	$9.61241	564,588
01/01/2010 to 12/31/2010	$9.61241	$10.53198	666,716
01/01/2011 to 12/31/2011	$10.53198	$9.97185	558,660
01/01/2012 to 12/31/2012	$9.97185	$10.85949	626,779
01/01/2013 to 12/31/2013	$10.85949	$12.17376	635,324
01/01/2014 to 12/31/2014	$12.17376	$12.29141	610,902
01/01/2015 to 10/16/2015	$12.29141	$11.92067	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.67469	$10.81494	51,954
01/01/2008 to 12/31/2008	$10.81494	$5.92475	40,190
01/01/2009 to 12/31/2009	$5.92475	$7.70205	69,359
01/01/2010 to 12/31/2010	$7.70205	$10.00370	82,880
01/01/2011 to 12/31/2011	$10.00370	$8.51771	98,852
01/01/2012 to 12/31/2012	$8.51771	$10.02169	92,752
01/01/2013 to 12/31/2013	$10.02169	$13.82838	95,869
01/01/2014 to 12/31/2014	$13.82838	$14.22012	94,767
01/01/2015 to 12/31/2015	$14.22012	$14.12036	90,576

AST Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.52962	$10.38230	43,610
01/01/2008 to 12/31/2008	$10.38230	$6.61289	53,553
01/01/2009 to 12/31/2009	$6.61289	$8.67722	60,460
01/01/2010 to 12/31/2010	$8.67722	$11.59956	63,825
01/01/2011 to 12/31/2011	$11.59956	$11.25555	63,905
01/01/2012 to 12/31/2012	$11.25555	$12.37201	71,913
01/01/2013 to 12/31/2013	$12.37201	$16.38777	71,701
01/01/2014 to 12/31/2014	$16.38777	$16.67177	67,091
01/01/2015 to 12/31/2015	$16.67177	$16.46521	73,130

AST Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.44420	$9.65301	77,915
01/01/2008 to 12/31/2008	$9.65301	$6.64799	124,833
01/01/2009 to 12/31/2009	$6.64799	$8.27329	134,882
01/01/2010 to 12/31/2010	$8.27329	$10.21456	134,234
01/01/2011 to 12/31/2011	$10.21456	$9.41140	133,500
01/01/2012 to 12/31/2012	$9.41140	$10.89686	129,605
01/01/2013 to 12/31/2013	$10.89686	$14.67173	116,657
01/01/2014 to 12/31/2014	$14.67173	$15.13446	100,239
01/01/2015 to 12/31/2015	$15.13446	$14.19116	96,744

AST T. Rowe Price Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$11.00971	$11.04690	151,827
01/01/2008 to 12/31/2008	$11.04690	$8.01637	729,439
01/01/2009 to 12/31/2009	$8.01637	$9.75142	1,560,710
01/01/2010 to 12/31/2010	$9.75142	$10.65781	1,608,768
01/01/2011 to 12/31/2011	$10.65781	$10.65113	1,421,578
01/01/2012 to 12/31/2012	$10.65113	$11.84541	1,699,927
01/01/2013 to 12/31/2013	$11.84541	$13.56133	1,808,404
01/01/2014 to 12/31/2014	$13.56133	$14.07021	1,791,993
01/01/2015 to 12/31/2015	$14.07021	$13.79333	2,146,518

AST T. Rowe Price Equity Income Portfolio
09/04/2007 to 12/31/2007	$11.16594	$10.43535	59,523
01/01/2008 to 12/31/2008	$10.43535	$5.94250	66,453
01/01/2009 to 12/31/2009	$5.94250	$7.20882	114,365
01/01/2010 to 12/31/2010	$7.20882	$7.99959	111,640
01/01/2011 to 12/31/2011	$7.99959	$7.71059	128,242
01/01/2012 to 12/31/2012	$7.71059	$8.85891	133,062
01/01/2013 to 12/31/2013	$8.85891	$11.25798	128,704
01/01/2014 to 12/31/2014	$11.25798	$11.85559	116,328
01/01/2015 to 10/16/2015	$11.85559	$10.95960	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.23701	$11.07338	105,160
01/01/2008 to 12/31/2008	$11.07338	$6.44882	143,903
01/01/2009 to 12/31/2009	$6.44882	$9.69200	172,730
01/01/2010 to 12/31/2010	$9.69200	$10.99898	189,286
01/01/2011 to 12/31/2011	$10.99898	$10.59556	190,812
01/01/2012 to 12/31/2012	$10.59556	$12.20797	201,854
01/01/2013 to 12/31/2013	$12.20797	$17.22958	233,992
01/01/2014 to 12/31/2014	$17.22958	$18.29241	201,072
01/01/2015 to 12/31/2015	$18.29241	$19.64280	223,816

AST T. Rowe Price Natural Resources Portfolio
09/04/2007 to 12/31/2007	$11.97036	$13.49811	280,545
01/01/2008 to 12/31/2008	$13.49811	$6.61501	448,501
01/01/2009 to 12/31/2009	$6.61501	$9.68103	570,448
01/01/2010 to 12/31/2010	$9.68103	$11.42701	540,982
01/01/2011 to 12/31/2011	$11.42701	$9.52728	430,042
01/01/2012 to 12/31/2012	$9.52728	$9.67331	417,371
01/01/2013 to 12/31/2013	$9.67331	$10.93697	412,034
01/01/2014 to 12/31/2014	$10.93697	$9.82112	403,549
01/01/2015 to 12/31/2015	$9.82112	$7.77089	344,781

AST Templeton Global Bond Portfolio
09/04/2007 to 12/31/2007	$10.46475	$11.03673	70,825
01/01/2008 to 12/31/2008	$11.03673	$10.55165	155,019
01/01/2009 to 12/31/2009	$10.55165	$11.59239	154,889
01/01/2010 to 12/31/2010	$11.59239	$12.01191	102,119
01/01/2011 to 12/31/2011	$12.01191	$12.25648	87,685
01/01/2012 to 12/31/2012	$12.25648	$12.63750	82,912
01/01/2013 to 12/31/2013	$12.63750	$11.91883	77,586
01/01/2014 to 12/31/2014	$11.91883	$11.74447	72,819
01/01/2015 to 12/31/2015	$11.74447	$10.97709	70,182

AST Wellington Management Hedged Equity Portfolio
09/04/2007 to 12/31/2007	$11.28590	$11.40714	614,520
01/01/2008 to 12/31/2008	$11.40714	$6.44647	727,095
01/01/2009 to 12/31/2009	$6.44647	$8.11299	709,214
01/01/2010 to 12/31/2010	$8.11299	$9.11364	665,490
01/01/2011 to 12/31/2011	$9.11364	$8.62227	578,409
01/01/2012 to 12/31/2012	$8.62227	$9.37869	533,811
01/01/2013 to 12/31/2013	$9.37869	$11.07462	607,157
01/01/2014 to 12/31/2014	$11.07462	$11.44949	742,269
01/01/2015 to 12/31/2015	$11.44949	$11.14844	622,079

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99833	$9.97497	0
01/01/2008 to 12/31/2008	$9.97497	$9.26513	36,160
01/01/2009 to 12/31/2009	$9.26513	$10.13485	183,941
01/01/2010 to 12/31/2010	$10.13485	$10.70573	218,069
01/01/2011 to 12/31/2011	$10.70573	$11.12302	217,013
01/01/2012 to 12/31/2012	$11.12302	$11.75517	265,418
01/01/2013 to 12/31/2013	$11.75517	$11.34702	213,265
01/01/2014 to 12/31/2014	$11.34702	$11.91938	221,231
01/01/2015 to 12/31/2015	$11.91938	$11.82438	223,216

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07801	$6.62657	292,960
01/01/2009 to 12/31/2009	$6.62657	$8.44560	890,452
01/01/2010 to 12/31/2010	$8.44560	$9.12346	1,223,525
01/01/2011 to 12/31/2011	$9.12346	$8.79101	917,708
01/01/2012 to 09/21/2012	$8.79101	$9.82277	0

*	Denotes the start date of these sub-accounts

PREMIER Bb SERIES

Pruco Life Insurance Company

Statement of Additional Information

ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.65084	$10.91282	129,445
01/01/2008 to 12/31/2008	$10.91282	$7.36563	142,405
01/01/2009 to 12/31/2009	$7.36563	$9.06905	85,377
01/01/2010 to 12/31/2010	$9.06905	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697

AST Advanced Strategies Portfolio
09/04/2007 to 12/31/2007	$10.45878	$10.83452	0
01/01/2008 to 12/31/2008	$10.83452	$7.53017	0
01/01/2009 to 12/31/2009	$7.53017	$9.40896	0
01/01/2010 to 12/31/2010	$9.40896	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753

AST American Century Income & Growth Portfolio
09/04/2007 to 12/31/2007	$10.68238	$10.18301	0
01/01/2008 to 12/31/2008	$10.18301	$6.57914	0
01/01/2009 to 12/31/2009	$6.57914	$7.67177	3,699
01/01/2010 to 12/31/2010	$7.67177	$8.64764	4,096
01/01/2011 to 12/31/2011	$8.64764	$8.86776	4,581
01/01/2012 to 05/04/2012	$8.86776	$9.65752	0

AST Balanced Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.57427	$10.86097	3,120
01/01/2008 to 12/31/2008	$10.86097	$7.66698	166,425
01/01/2009 to 12/31/2009	$7.66698	$9.35958	160,708
01/01/2010 to 12/31/2010	$9.35958	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0

AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.54820	0
01/01/2014 to 12/31/2014	$10.54820	$10.81738	0
01/01/2015 to 12/31/2015	$10.81738	$10.73944	0

AST BlackRock Low Duration Bond Portfolio formerly, AST PIMCO Limited Maturity Bond Portfolio
09/04/2007 to 12/31/2007	$10.14687	$10.47408	6,233
01/01/2008 to 12/31/2008	$10.47408	$10.48603	6,071
01/01/2009 to 12/31/2009	$10.48603	$11.44430	46,373
01/01/2010 to 12/31/2010	$11.44430	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573

AST BlackRock/Loomis Sayles Bond Portfolio formerly, AST PIMCO Total Return Bond Portfolio
09/04/2007 to 12/31/2007	$10.04735	$10.56075	0
01/01/2008 to 12/31/2008	$10.56075	$10.21988	1,836
01/01/2009 to 12/31/2009	$10.21988	$11.79093	23,401
01/01/2010 to 12/31/2010	$11.79093	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560

AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14595	$10.30944	0
01/01/2010 to 12/31/2010	$10.30944	$11.60815	678
01/01/2011 to 12/31/2011	$11.60815	$10.81845	1,493
01/01/2012 to 12/31/2012	$10.81845	$12.12874	1,675
01/01/2013 to 12/31/2013	$12.12874	$15.78294	5,326
01/01/2014 to 12/31/2014	$15.78294	$17.23085	6,482
01/01/2015 to 12/31/2015	$17.23085	$16.24741	11,612

AST Capital Growth Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.78415	$11.01224	40,327
01/01/2008 to 12/31/2008	$11.01224	$7.09376	47,327
01/01/2009 to 12/31/2009	$7.09376	$8.80257	75,060
01/01/2010 to 12/31/2010	$8.80257	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0

AST Cohen & Steers Realty Portfolio
09/04/2007 to 12/31/2007	$8.96352	$7.81223	2,528
01/01/2008 to 12/31/2008	$7.81223	$5.02371	2,463
01/01/2009 to 12/31/2009	$5.02371	$6.56219	2,370
01/01/2010 to 12/31/2010	$6.56219	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429

AST DeAm Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$9.40150	$8.33201	0
01/01/2008 to 07/18/2008	$8.33201	$7.66199	0

AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99918	$9.73366	0
01/01/2014 to 12/31/2014	$9.73366	$10.12900	0
01/01/2015 to 12/31/2015	$10.12900	$10.01891	0

AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10379	$7.54057	0
01/01/2009 to 12/31/2009	$7.54057	$9.05097	0
01/01/2010 to 12/31/2010	$9.05097	$10.15522	0
01/01/2011 to 12/31/2011	$10.15522	$9.80622	17,951
01/01/2012 to 12/31/2012	$9.80622	$11.03284	39,447
01/01/2013 to 12/31/2013	$11.03284	$13.02361	48,832
01/01/2014 to 12/31/2014	$13.02361	$13.63207	78,552
01/01/2015 to 10/16/2015	$13.63207	$13.67052	0

AST FI Pyramis® Quantitative Portfolio
09/04/2007 to 12/31/2007	$10.61251	$10.77036	7,255
01/01/2008 to 12/31/2008	$10.77036	$6.98618	42,388
01/01/2009 to 12/31/2009	$6.98618	$8.56682	35,985
01/01/2010 to 12/31/2010	$8.56682	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869

AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99918	$7.49594	5,059
01/01/2009 to 11/13/2009	$7.49594	$8.43273	0

AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.79695	47,791
01/01/2013 to 12/31/2013	$10.79695	$13.30615	44,057
01/01/2014 to 12/31/2014	$13.30615	$13.59311	39,882
01/01/2015 to 10/16/2015	$13.59311	$13.09384	0

AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.86599	0
01/01/2014 to 12/31/2014	$10.86599	$11.03376	0
01/01/2015 to 10/16/2015	$11.03376	$10.58791	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17586	$6.13224	0
01/01/2009 to 12/31/2009	$6.13224	$8.20276	146
01/01/2010 to 12/31/2010	$8.20276	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943

AST Goldman Sachs Concentrated Growth Portfolio
09/04/2007 to 12/31/2007	$11.44473	$11.53628	4,723
01/01/2008 to 12/31/2008	$11.53628	$6.82244	4,600
01/01/2009 to 12/31/2009	$6.82244	$10.09167	4,428
01/01/2010 to 12/31/2010	$10.09167	$11.01965	5,277
01/01/2011 to 12/31/2011	$11.01965	$10.47885	6,194
01/01/2012 to 12/31/2012	$10.47885	$12.42563	13,645
01/01/2013 to 12/31/2013	$12.42563	$15.96125	24,620
01/01/2014 to 02/07/2014	$15.96125	$15.71317	0

AST Goldman Sachs Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.68301	$10.62005	0
01/01/2008 to 12/31/2008	$10.62005	$6.23634	0
01/01/2009 to 12/31/2009	$6.23634	$7.35950	6,458
01/01/2010 to 12/31/2010	$7.35950	$8.22556	5,948
01/01/2011 to 12/31/2011	$8.22556	$7.69478	7,670
01/01/2012 to 12/31/2012	$7.69478	$9.11684	17,500
01/01/2013 to 12/31/2013	$9.11684	$12.05440	27,352
01/01/2014 to 12/31/2014	$12.05440	$13.50241	43,345
01/01/2015 to 12/31/2015	$13.50241	$12.75099	179,262

AST Goldman Sachs Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.40892	$11.48986	1,492
01/01/2008 to 12/31/2008	$11.48986	$6.73541	0
01/01/2009 to 12/31/2009	$6.73541	$10.47635	231
01/01/2010 to 12/31/2010	$10.47635	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327

AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08946	$7.64998	744
01/01/2009 to 12/31/2009	$7.64998	$9.34543	2,369
01/01/2010 to 12/31/2010	$9.34543	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03407	$7.66279	431
01/01/2009 to 12/31/2009	$7.66279	$9.62383	517
01/01/2010 to 12/31/2010	$9.62383	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415

AST Herndon Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.54973	$10.19617	2,976
01/01/2008 to 12/31/2008	$10.19617	$6.32963	0
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175

AST High Yield Portfolio
09/04/2007 to 12/31/2007	$9.77923	$9.96607	0
01/01/2008 to 12/31/2008	$9.96607	$7.34697	0
01/01/2009 to 12/31/2009	$7.34697	$9.86035	3,032
01/01/2010 to 12/31/2010	$9.86035	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541

AST International Growth Portfolio
09/04/2007 to 12/31/2007	$11.13767	$12.05201	0
01/01/2008 to 12/31/2008	$12.05201	$5.93863	0
01/01/2009 to 12/31/2009	$5.93863	$7.95483	448
01/01/2010 to 12/31/2010	$7.95483	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369

AST International Value Portfolio
09/04/2007 to 12/31/2007	$11.40158	$11.65068	0
01/01/2008 to 12/31/2008	$11.65068	$6.45950	0
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11197	$7.17178	0
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555

AST J.P. Morgan International Equity Portfolio
09/04/2007 to 12/31/2007	$10.72520	$10.97941	2,000
01/01/2008 to 12/31/2008	$10.97941	$6.37232	7,415
01/01/2009 to 12/31/2009	$6.37232	$8.57302	10,158
01/01/2010 to 12/31/2010	$8.57302	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352

AST J.P. Morgan Strategic Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.56432	$10.17383	0
01/01/2008 to 12/31/2008	$10.17383	$8.29858	10,258
01/01/2009 to 12/31/2009	$8.29858	$10.02568	41,174
01/01/2010 to 12/31/2010	$10.02568	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830

AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511

AST Large-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.41786	$9.84473	0
01/01/2008 to 12/31/2008	$9.84473	$5.70314	0
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Loomis Sayles Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.90804	$11.47337	2,345
01/01/2008 to 12/31/2008	$11.47337	$6.40005	0
01/01/2009 to 12/31/2009	$6.40005	$8.22241	6,687
01/01/2010 to 12/31/2010	$8.22241	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680

AST Lord Abbett Core Fixed Income Portfolio
09/04/2007 to 12/31/2007	$10.13724	$10.32185	0
01/01/2008 to 12/31/2008	$10.32185	$7.84324	0
01/01/2009 to 12/31/2009	$7.84324	$10.45274	5,287
01/01/2010 to 12/31/2010	$10.45274	$11.73757	4,794
01/01/2011 to 12/31/2011	$11.73757	$12.80336	8,496
01/01/2012 to 12/31/2012	$12.80336	$13.42818	77,961
01/01/2013 to 12/31/2013	$13.42818	$13.02931	83,091
01/01/2014 to 12/31/2014	$13.02931	$13.72449	85,991
01/01/2015 to 12/31/2015	$13.72449	$13.50922	137,056

AST MFS Global Equity Portfolio
09/04/2007 to 12/31/2007	$10.69618	$10.95164	0
01/01/2008 to 12/31/2008	$10.95164	$7.15759	1,243
01/01/2009 to 12/31/2009	$7.15759	$9.31966	15,605
01/01/2010 to 12/31/2010	$9.31966	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770

AST MFS Growth Portfolio
09/04/2007 to 12/31/2007	$11.01515	$11.59267	0
01/01/2008 to 12/31/2008	$11.59267	$7.31108	440
01/01/2009 to 12/31/2009	$7.31108	$8.99798	3,010
01/01/2010 to 12/31/2010	$8.99798	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858

AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.45914	$10.11084	0
01/01/2008 to 12/31/2008	$10.11084	$6.19415	0
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811

AST Money Market Portfolio
09/04/2007 to 12/31/2007	$10.17709	$10.29973	0
01/01/2008 to 12/31/2008	$10.29973	$10.45357	10,390
01/01/2009 to 12/31/2009	$10.45357	$10.37528	8,118
01/01/2010 to 12/31/2010	$10.37528	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.28279	$10.25701	2,202
01/01/2008 to 12/31/2008	$10.25701	$5.86395	1,930
01/01/2009 to 12/31/2009	$5.86395	$8.16575	10,813
01/01/2010 to 12/31/2010	$8.16575	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248

AST Neuberger Berman Mid-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.54987	$11.82260	0
01/01/2008 to 12/31/2008	$11.82260	$6.65075	0
01/01/2009 to 12/31/2009	$6.65075	$8.54648	0
01/01/2010 to 12/31/2010	$8.54648	$10.88845	0
01/01/2011 to 12/31/2011	$10.88845	$10.96268	424
01/01/2012 to 12/31/2012	$10.96268	$12.19821	16,652
01/01/2013 to 12/31/2013	$12.19821	$16.01598	17,613
01/01/2014 to 12/31/2014	$16.01598	$17.11635	24,756
01/01/2015 to 10/16/2015	$17.11635	$17.64502	0

AST Neuberger Berman Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.93215	$11.75209	0
01/01/2008 to 12/31/2008	$11.75209	$6.68601	0
01/01/2009 to 12/31/2009	$6.68601	$8.11354	149
01/01/2010 to 12/31/2010	$8.11354	$9.66127	139
01/01/2011 to 04/29/2011	$9.66127	$10.86028	0

AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10192	$5.59093	0
01/01/2009 to 12/31/2009	$5.59093	$9.21761	129
01/01/2010 to 12/31/2010	$9.21761	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602

AST Preservation Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.39240	$10.75670	0
01/01/2008 to 12/31/2008	$10.75670	$8.57497	34,793
01/01/2009 to 12/31/2009	$8.57497	$10.19125	87,454
01/01/2010 to 12/31/2010	$10.19125	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355

AST Prudential Growth Allocation Portfolio
09/04/2007 to 12/31/2007	$10.96857	$11.19117	469
01/01/2008 to 12/31/2008	$11.19117	$6.56949	393
01/01/2009 to 12/31/2009	$6.56949	$8.19394	29,491
01/01/2010 to 12/31/2010	$8.19394	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830

AST QMA US Equity Alpha Portfolio
09/04/2007 to 12/31/2007	$10.76093	$10.37151	0
01/01/2008 to 12/31/2008	$10.37151	$6.29304	0
01/01/2009 to 12/31/2009	$6.29304	$7.59041	0
01/01/2010 to 12/31/2010	$7.59041	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273

AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053

AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08128	$7.37971	0
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09946	$6.72784	0
01/01/2009 to 12/31/2009	$6.72784	$8.44981	0
01/01/2010 to 12/31/2010	$8.44981	$9.56609	0
01/01/2011 to 12/31/2011	$9.56609	$9.24529	24,558
01/01/2012 to 12/31/2012	$9.24529	$10.60940	48,336
01/01/2013 to 12/31/2013	$10.60940	$12.40140	76,556
01/01/2014 to 12/31/2014	$12.40140	$12.94564	113,063
01/01/2015 to 12/31/2015	$12.94564	$12.74795	213,951

AST Schroders Multi-Asset World Strategies Portfolio
09/04/2007 to 12/31/2007	$10.61370	$10.87140	1,400
01/01/2008 to 12/31/2008	$10.87140	$7.51399	1,359
01/01/2009 to 12/31/2009	$7.51399	$9.47895	9,547
01/01/2010 to 12/31/2010	$9.47895	$10.49368	18,919
01/01/2011 to 12/31/2011	$10.49368	$10.03860	22,204
01/01/2012 to 12/31/2012	$10.03860	$11.04609	46,234
01/01/2013 to 12/31/2013	$11.04609	$12.51162	60,754
01/01/2014 to 12/31/2014	$12.51162	$12.76388	78,261
01/01/2015 to 10/16/2015	$12.76388	$12.48069	0

AST Small-Cap Growth Opportunities Portfolio
09/04/2007 to 12/31/2007	$10.74191	$10.91958	0
01/01/2008 to 12/31/2008	$10.91958	$6.04442	0
01/01/2009 to 12/31/2009	$6.04442	$7.93932	3,166
01/01/2010 to 12/31/2010	$7.93932	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778

AST Small-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$10.58104	$10.46802	0
01/01/2008 to 12/31/2008	$10.46802	$6.73693	0
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680

AST Small-Cap Value Portfolio
09/04/2007 to 12/31/2007	$10.17574	$9.43656	1,552
01/01/2008 to 12/31/2008	$9.43656	$6.56669	0
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
09/04/2007 to 12/31/2007	$10.50779	$10.57860	492
01/01/2008 to 12/31/2008	$10.57860	$7.75653	39,334
01/01/2009 to 12/31/2009	$7.75653	$9.53361	42,393
01/01/2010 to 12/31/2010	$9.53361	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547

AST T. Rowe Price Equity Income Portfolio
09/04/2007 to 12/31/2007	$10.48097	$9.82815	5,487
01/01/2008 to 12/31/2008	$9.82815	$5.65507	5,921
01/01/2009 to 12/31/2009	$5.65507	$6.93144	5,658
01/01/2010 to 12/31/2010	$6.93144	$7.77169	5,028
01/01/2011 to 12/31/2011	$7.77169	$7.56873	6,045
01/01/2012 to 12/31/2012	$7.56873	$8.78643	21,212
01/01/2013 to 12/31/2013	$8.78643	$11.28190	43,112
01/01/2014 to 12/31/2014	$11.28190	$12.00433	101,261
01/01/2015 to 10/16/2015	$12.00433	$11.18850	0

AST T. Rowe Price Large-Cap Growth Portfolio
09/04/2007 to 12/31/2007	$11.06436	$10.93976	0
01/01/2008 to 12/31/2008	$10.93976	$6.43744	1,333
01/01/2009 to 12/31/2009	$6.43744	$9.77555	3,241
01/01/2010 to 12/31/2010	$9.77555	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404

AST T. Rowe Price Natural Resources Portfolio
09/04/2007 to 12/31/2007	$12.32146	$13.94064	0
01/01/2008 to 12/31/2008	$13.94064	$6.90317	6,773
01/01/2009 to 12/31/2009	$6.90317	$10.20784	15,445
01/01/2010 to 12/31/2010	$10.20784	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185

AST Templeton Global Bond Portfolio
09/04/2007 to 12/31/2007	$10.13991	$10.73003	0
01/01/2008 to 12/31/2008	$10.73003	$10.36499	3,077
01/01/2009 to 12/31/2009	$10.36499	$11.50569	10,277
01/01/2010 to 12/31/2010	$11.50569	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393

SUB-ACCOUNTS	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
09/04/2007 to 12/31/2007	$10.89704	$11.05096	1,576
01/01/2008 to 12/31/2008	$11.05096	$6.31035	3,962
01/01/2009 to 12/31/2009	$6.31035	$8.02421	13,667
01/01/2010 to 12/31/2010	$8.02421	$9.10752	13,459
01/01/2011 to 12/31/2011	$9.10752	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182

AST Western Asset Core Plus Bond Portfolio
11/19/2007* to 12/31/2007	$9.99918	$9.98774	0
01/01/2008 to 12/31/2008	$9.98774	$9.37351	0
01/01/2009 to 12/31/2009	$9.37351	$10.35999	3,687
01/01/2010 to 12/31/2010	$10.35999	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874

Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07829	$6.67267	5,683
01/01/2009 to 12/31/2009	$6.67267	$8.59292	9,582
01/01/2010 to 12/31/2010	$8.59292	$9.37902	8,610
01/01/2011 to 12/31/2011	$9.37902	$9.13111	22,166
01/01/2012 to 09/21/2012	$9.13111	$10.27970	0

*	Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048
Net Assets	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

NET ASSETS, representing:
Accumulation units	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048
	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

Units outstanding	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761

Portfolio shares held	10,718,540	13,748,412	4,521,878	509,238	695,166
Portfolio net asset value per share	$10.00	$11.63	$39.47	$23.95	$22.54
Investment in portfolio shares, at cost	$107,185,401	$153,057,396	$121,983,113	$8,783,947	$10,871,417

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$1,089	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,689,931	2,421,302	2,769,870	184,565	244,346
NET INVESTMENT INCOME (LOSS)	(1,688,842)	(2,421,302)	(2,769,870)	(184,565)	(244,346)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,283,677	9,481,204	555,039	1,086,298
Net change in unrealized gain (loss) on investments	—	(1,508,125)	(4,773,508)	(416,689)	(994,739)
NET GAIN (LOSS) ON INVESTMENTS	—	(224,448)	4,707,696	138,350	91,559

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,688,842)	$(2,645,750)	$1,937,826	$(46,215)	$(152,787)

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684
Net Assets	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

NET ASSETS, representing:
Accumulation units	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684
	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

Units outstanding	88,795,261	36,941,514	780,775	101,975,273	25,079,500

Portfolio shares held	9,805,174	32,075,393	158,372	5,702,894	2,137,474
Portfolio net asset value per share	$24.31	$4.68	$21.45	$48.59	$26.33
Investment in portfolio shares, at cost	$186,301,987	$169,734,050	$5,447,858	$195,507,592	$41,681,973

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$10,391,835	$—	$4,397,170	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,081,202	2,533,180	64,804	4,367,028	882,914
NET INVESTMENT INCOME (LOSS)	(4,081,202)	7,858,655	(64,804)	30,142	(882,914)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	3,581,691	—
Net realized gain (loss) on shares redeemed	10,096,462	(1,201,863)	(196,160)	13,360,733	1,942,557
Net change in unrealized gain (loss) on investments	(32,224,478)	(12,574,788)	(1,182,801)	(17,691,347)	(465,520)
NET GAIN (LOSS) ON INVESTMENTS	(22,128,016)	(13,776,651)	(1,378,961)	(748,923)	1,477,037

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(26,209,218)	$(5,917,996)	$(1,443,765)	$(718,781)	$594,123

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series 1)
ASSETS
Investment in the portfolios, at fair value	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721
Net Assets	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

NET ASSETS, representing:
Accumulation units	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721
	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

Units outstanding	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742

Portfolio shares held	6,308,487	1,997,200	1,267,327	2,298,999	2,222,303
Portfolio net asset value per share	$45.54	$26.94	$14.67	$26.81	$33.84
Investment in portfolio shares, at cost	$144,944,998	$33,366,010	$16,869,148	$46,738,064	$57,224,543

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$184,716	$1,223,358	$930,465

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,346,574	821,616	284,098	950,856	1,174,382
NET INVESTMENT INCOME (LOSS)	(4,346,574)	(821,616)	(99,382)	272,502	(243,917)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	369,433	1,388,756	8,509,149
Net realized gain (loss) on shares redeemed	21,778,309	3,189,425	366,642	2,784,818	3,926,127
Net change in unrealized gain (loss) on investments	10,846,730	(4,378,456)	(1,048,417)	(10,213,599)	(18,087,204)
NET GAIN (LOSS) ON INVESTMENTS	32,625,039	(1,189,031)	(312,342)	(6,040,025)	(5,651,928)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,278,465	$(2,010,647)	$(411,724)	$(5,767,523)	$(5,895,845)

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071
Net Assets	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

NET ASSETS, representing:
Accumulation units	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071
	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

Units outstanding	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414

Portfolio shares held	1,850,482	2,151,397	679,105	1,461,239	2,822,720
Portfolio net asset value per share	$30.84	$28.80	$26.68	$40.17	$8.85
Investment in portfolio shares, at cost	$50,900,176	$70,563,849	$13,069,383	$37,010,354	$19,403,449

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$384,499	$418,575	$140,243	$93,426	$592,716

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	857,843	996,357	269,077	841,793	391,188
NET INVESTMENT INCOME (LOSS)	(473,344)	(577,782)	(128,834)	(748,367)	201,528

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	11,075,477	2,068,326	1,446,883	3,251,176	—
Net realized gain (loss) on shares redeemed	1,915,477	(214,688)	903,688	3,041,262	1,308,814
Net change in unrealized gain (loss) on investments	(10,016,379)	(8,138,796)	(2,311,094)	(1,964,061)	(2,984,120)
NET GAIN (LOSS) ON INVESTMENTS	2,974,575	(6,285,158)	39,477	4,328,377	(1,675,306)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,501,231	$(6,862,940)	$(89,357)	$3,580,010	$(1,473,778)

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913
Net Assets	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

NET ASSETS, representing:
Accumulation units	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913
	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

Units outstanding	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793

Portfolio shares held	1,397,138	1,975,650	2,626,189	169,159	4,584,006
Portfolio net asset value per share	$17.69	$23.56	$9.62	$47.77	$18.70
Investment in portfolio shares, at cost	$29,967,436	$25,772,277	$28,569,052	$5,612,736	$56,515,918

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$206,796	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	390,074	680,055	381,351	112,386	1,532,176
NET INVESTMENT INCOME (LOSS)	(390,074)	(680,055)	(174,555)	(112,386)	(1,532,176)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	6,697,937	—	3,990,725	737,211	—
Net realized gain (loss) on shares redeemed	(82,165)	3,017,492	161,659	401,847	5,473,396
Net change in unrealized gain (loss) on investments	(7,180,911)	(34,959)	(3,885,013)	(311,491)	(10,443,091)
NET GAIN (LOSS) ON INVESTMENTS	(565,139)	2,982,533	267,371	827,567	(4,969,695)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(955,213)	$2,302,478	$92,816	$715,181	$(6,501,871)

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282
Net Assets	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282

NET ASSETS, representing:
Accumulation units	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282
	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282

Units outstanding	6,152,608	39,225,333	20,465,473	—	34,839,044

Portfolio shares held	346,527	9,286,627	5,140,542	—	20,595,797
Portfolio net asset value per share	$30.24	$11.58	$6.14	$—	$25.39
Investment in portfolio shares, at cost	$8,251,051	$66,959,373	$31,693,595	$—	$474,855,188

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	4/24/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$50,361	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	186,279	1,932,553	559,487	175,758	4,765,843
NET INVESTMENT INCOME (LOSS)	(135,918)	(1,932,553)	(559,487)	(175,758)	(4,765,843)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,051,727	—	—	—	—
Net realized gain (loss) on shares redeemed	659,241	7,790,585	88,822	1,198,955	12,654,880
Net change in unrealized gain (loss) on investments	(2,176,603)	(9,956,341)	1,220,428	2,300,575	(29,339,632)
NET GAIN (LOSS) ON INVESTMENTS	534,365	(2,165,756)	1,309,250	3,499,530	(16,684,752)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$398,447	$(4,098,309)	$749,763	$3,323,772	$(21,450,595)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218
Net Assets	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218

NET ASSETS, representing:
Accumulation units	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218
	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218

Units outstanding	—	12,432,810	122,495,568	8,473,063	13,669,364

Portfolio shares held	—	22,043,333	93,640,814	9,540,781	20,835,864
Portfolio net asset value per share	$—	$10.39	$16.42	$12.24	$8.12
Investment in portfolio shares, at cost	$—	$178,053,543	$1,277,707,276	$95,580,341	$162,167,212

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	32,352,462	4,016,535	27,174,457	2,227,705	3,156,908
NET INVESTMENT INCOME (LOSS)	(32,352,462)	(4,016,535)	(27,174,457)	(2,227,705)	(3,156,908)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	400,615,431	17,209,647	42,189,679	7,666,614	5,345,004
Net change in unrealized gain (loss) on investments	(437,632,072)	(8,646,593)	(44,443,491)	(15,932,724)	(11,657,904)
NET GAIN (LOSS) ON INVESTMENTS	(37,016,641)	8,563,054	(2,253,812)	(8,266,110)	(6,312,900)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(69,369,103)	$4,546,519	$(29,428,269)	$(10,493,815)	$(9,469,808)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654
Net Assets	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654

NET ASSETS, representing:
Accumulation units	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654
	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654

Units outstanding	8,834,010	5,767,209	5,601,002	31,933,959	24,491,421

Portfolio shares held	10,268,596	5,085,086	4,327,881	73,177,304	17,351,136
Portfolio net asset value per share	$14.42	$19.08	$20.65	$7.30	$20.82
Investment in portfolio shares, at cost	$115,516,234	$77,900,465	$71,693,082	$492,110,085	$274,822,699

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,707,942	1,867,908	1,652,154	5,398,244	4,973,128
NET INVESTMENT INCOME (LOSS)	(2,707,942)	(1,867,908)	(1,652,154)	(5,398,244)	(4,973,128)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,299,542	8,993,795	7,051,394	14,174,606	14,836,930
Net change in unrealized gain (loss) on investments	(11,438,948)	(16,441,118)	(11,543,289)	(33,874,690)	(45,939,197)
NET GAIN (LOSS) ON INVESTMENTS	2,860,594	(7,447,323)	(4,491,895)	(19,700,084)	(31,102,267)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$152,652	$(9,315,231)	$(6,144,049)	$(25,098,328)	$(36,075,395)
The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273
Net Assets	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273

NET ASSETS, representing:
Accumulation units	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273
	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273

Units outstanding	55,224,204	20,053,522	6,756,356	—	14,931,101

Portfolio shares held	54,716,366	10,392,539	6,748,174	—	10,122,169
Portfolio net asset value per share	$11.92	$35.52	$17.80	$—	$25.95
Investment in portfolio shares, at cost	$629,353,349	$260,320,268	$87,002,538	$—	$204,119,824

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	8,569,109	6,203,963	1,836,904	3,760,480	4,798,992
NET INVESTMENT INCOME (LOSS)	(8,569,109)	(6,203,963)	(1,836,904)	(3,760,480)	(4,798,992)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,486,928	28,307,549	9,602,063	88,273,931	18,487,464
Net change in unrealized gain (loss) on investments	(8,905,825)	7,996,706	(1,216,115)	(78,444,700)	(35,005,067)
NET GAIN (LOSS) ON INVESTMENTS	(4,418,897)	36,304,255	8,385,948	9,829,231	(16,517,603)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,988,006)	$30,100,292	$6,549,044	$6,068,751	$(21,316,595)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741
Net Assets	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741

NET ASSETS, representing:
Accumulation units	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741
	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741

Units outstanding	15,084,024	—	9,355,454	26,605,544	749,737,735

Portfolio shares held	14,683,120	—	8,107,108	12,930,823	434,534,565
Portfolio net asset value per share	$10.39	$—	$21.76	$16.82	$23.60
Investment in portfolio shares, at cost	$154,226,806	$—	$143,691,769	$263,912,892	$8,728,659,265

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,641,070	3,346,015	2,954,898	4,649,560	136,215,279
NET INVESTMENT INCOME (LOSS)	(2,641,070)	(3,346,015)	(2,954,898)	(4,649,560)	(136,215,279)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(416,465)	69,086,703	11,256,834	(12,068,995)	143,655,699
Net change in unrealized gain (loss) on investments	1,254,072	(88,468,829)	(6,220,943)	(45,874,489)	(165,807,473)
NET GAIN (LOSS) ON INVESTMENTS	837,607	(19,382,126)	5,035,891	(57,943,484)	(22,151,774)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,803,463)	$(22,728,141)	$2,080,993	$(62,593,044)	$(158,367,053)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190
Net Assets	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190

NET ASSETS, representing:
Accumulation units	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190
	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190

Units outstanding	22,632,057	16,930,966	17,773,310	130,610,370	530,160,182

Portfolio shares held	22,392,480	8,059,857	16,612,594	120,935,066	492,399,747
Portfolio net asset value per share	$15.47	$23.31	$10.33	$12.57	$15.07
Investment in portfolio shares, at cost	$290,209,268	$179,251,601	$182,639,557	$1,319,368,733	$5,742,004,634

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,762,044	3,447,689	2,571,714	25,370,890	125,798,465
NET INVESTMENT INCOME (LOSS)	(5,762,044)	(3,447,689)	(2,571,714)	(25,370,890)	(125,798,465)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,888,150	4,670,168	(2,055,742)	34,088,288	153,431,702
Net change in unrealized gain (loss) on investments	(20,552,176)	(11,322,921)	(7,142,454)	(45,455,221)	(121,731,965)
NET GAIN (LOSS) ON INVESTMENTS	(6,664,026)	(6,652,753)	(9,198,196)	(11,366,933)	31,699,737

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(12,426,070)	$(10,100,442)	$(11,769,910)	$(36,737,823)	$(94,098,728)

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647
Net Assets	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647

NET ASSETS, representing:
Accumulation units	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647
	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647

Units outstanding	276,819,511	511,145,039	339,719,935	257,719,536	527,422,660

Portfolio shares held	257,496,587	467,530,316	307,195,650	266,929,356	550,071,621
Portfolio net asset value per share	$12.63	$14.77	$13.94	$12.23	$12.98
Investment in portfolio shares, at cost	$2,821,778,016	$5,403,164,191	$3,628,323,654	$2,728,983,193	$6,396,115,879

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	64,994,959	114,211,135	75,511,707	53,186,550	83,578,779
NET INVESTMENT INCOME (LOSS)	(64,994,959)	(114,211,135)	(75,511,707)	(53,186,550)	(83,578,779)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	139,169,566	159,723,447	98,860,975	64,163,277	115,152,104
Net change in unrealized gain (loss) on investments	(262,080,999)	(126,282,456)	(89,268,642)	(34,452,090)	(186,860,093)
NET GAIN (LOSS) ON INVESTMENTS	(122,911,433)	33,440,991	9,592,333	29,711,187	(71,707,989)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(187,906,392)	$(80,770,144)	$(65,919,374)	$(23,475,363)	$(155,286,768)

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695
Net Assets	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695

NET ASSETS, representing:
Accumulation units	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695
	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695

Units outstanding	442,205,718	31,122,107	25,658,383	11,006,675	153,110,082

Portfolio shares held	404,525,613	25,483,404	237,142,425	6,111,412	134,568,955
Portfolio net asset value per share	$15.06	$24.47	$1.00	$32.05	$12.54
Investment in portfolio shares, at cost	$4,828,833,648	$428,259,381	$237,142,425	$158,604,541	$1,639,651,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	101,334,509	10,223,823	3,298,761	3,443,100	31,260,104
NET INVESTMENT INCOME (LOSS)	(101,334,509)	(10,223,823)	(3,298,761)	(3,443,100)	(31,260,104)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	122,766,365	43,179,039	—	13,006,069	19,114,365
Net change in unrealized gain (loss) on investments	(76,524,569)	10,376,550	—	(12,221,095)	(58,199,451)
NET GAIN (LOSS) ON INVESTMENTS	46,241,796	53,555,589	—	784,974	(39,085,086)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(55,092,713)	$43,331,766	$(3,298,761)	$(2,658,126)	$(70,345,190)

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193
Net Assets	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193

NET ASSETS, representing:
Accumulation units	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193
	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193

Units outstanding	11,459,892	18,344,854	519,345	209,767,187	46,716,613

Portfolio shares held	7,045,144	15,345,342	1,204,917	386,898,750	47,985,183
Portfolio net asset value per share	$17.26	$13.76	$4.82	$6.90	$11.46
Investment in portfolio shares, at cost	$119,104,918	$181,442,904	$8,826,087	$2,670,554,061	$522,421,413

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$71,996	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,935,038	2,633,632	118,742	22,022,533	9,594,626
NET INVESTMENT INCOME (LOSS)	(1,935,038)	(2,633,632)	(46,746)	(22,022,533)	(9,594,626)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,667,717	6,223,917	(513,882)	27,763,395	7,597,302
Net change in unrealized gain (loss) on investments	(5,533,043)	(1,250,052)	(724,538)	(13,147,161)	(1,304,915)
NET GAIN (LOSS) ON INVESTMENTS	(2,865,326)	4,973,865	(1,238,420)	14,616,234	6,292,387

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,800,364)	$2,340,233	$(1,285,166)	$(7,406,299)	$(3,302,239)

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315
Net Assets	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315

NET ASSETS, representing:
Accumulation units	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315
	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315

Units outstanding	5,765,193	1,151,504	4,979,077	20,043,730	16,007,468

Portfolio shares held	5,357,575	1,337,833	6,580,173	22,508,530	16,085,162
Portfolio net asset value per share	$12.44	$10.38	$11.20	$7.12	$17.03
Investment in portfolio shares, at cost	$64,104,641	$13,957,439	$62,676,989	$190,698,334	$214,891,852

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,460,439	288,284	1,397,152	3,392,678	5,055,656
NET INVESTMENT INCOME (LOSS)	(1,460,439)	(288,284)	(1,397,152)	(3,392,678)	(5,055,656)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,220,128	56,535	4,637,216	(9,023,046)	18,832,620
Net change in unrealized gain (loss) on investments	(556,666)	106,299	(5,128,085)	(27,779,366)	(36,238,525)
NET GAIN (LOSS) ON INVESTMENTS	663,462	162,834	(490,869)	(36,802,412)	(17,405,905)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(796,977)	$(125,450)	$(1,888,021)	$(40,195,090)	$(22,461,561)

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis® Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—
Net Assets	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—

NET ASSETS, representing:
Accumulation units	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—
	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—

Units outstanding	397,986,184	325,283,394	160,974,034	156,015,105	—

Portfolio shares held	368,316,973	329,734,785	162,236,306	153,689,241	—
Portfolio net asset value per share	$14.67	$12.05	$13.23	$11.99	$—
Investment in portfolio shares, at cost	$4,807,879,840	$3,491,695,293	$1,754,268,200	$1,635,723,666	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis® Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	63,133,546	56,587,576	36,024,083	31,763,951	33,423,539
NET INVESTMENT INCOME (LOSS)	(63,133,546)	(56,587,576)	(36,024,083)	(31,763,951)	(33,423,539)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	75,384,666	64,792,146	50,740,745	43,877,298	513,889,452
Net change in unrealized gain (loss) on investments	(138,288,597)	(78,850,148)	(76,070,713)	(62,692,428)	(491,816,430)
NET GAIN (LOSS) ON INVESTMENTS	(62,903,931)	(14,058,002)	(25,329,968)	(18,815,130)	22,073,022

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(126,037,477)	$(70,645,578)	$(61,354,051)	$(50,579,081)	$(11,350,517)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
ASSETS
Investment in the portfolios, at fair value	$555,060	$439,409	$716,349	$2,299,814	$274,093
Net Assets	$555,060	$439,409	$716,349	$2,299,814	$274,093

NET ASSETS, representing:
Accumulation units	$555,060	$439,409	$716,349	$2,299,814	$274,093
	$555,060	$439,409	$716,349	$2,299,814	$274,093

Units outstanding	25,341	24,443	70,110	105,003	19,000

Portfolio shares held	9,297	7,606	23,145	34,269	4,710
Portfolio net asset value per share	$59.70	$57.77	$30.95	$67.11	$58.19
Investment in portfolio shares, at cost	$530,956	$399,759	$625,542	$1,790,321	$225,133

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$2,773	$2,673	$—	$320

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,762	4,071	11,924	30,405	4,038
NET INVESTMENT INCOME (LOSS)	(6,762)	(1,298)	(9,251)	(30,405)	(3,718)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	71,304	—	—	—	—
Net realized gain (loss) on shares redeemed	13,967	34,327	87,997	234,186	37,004
Net change in unrealized gain (loss) on investments	(68,586)	(23,284)	(107,353)	(133,151)	(49,263)
NET GAIN (LOSS) ON INVESTMENTS	16,685	11,043	(19,356)	101,035	(12,259)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,923	$9,745	$(28,607)	$70,630	$(15,977)

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
ASSETS
Investment in the portfolios, at fair value	$575,434	$344,080	$531,833	$573,909	$208,973
Net Assets	$575,434	$344,080	$531,833	$573,909	$208,973

NET ASSETS, representing:
Accumulation units	$575,434	$344,080	$531,833	$573,909	$208,973
	$575,434	$344,080	$531,833	$573,909	$208,973

Units outstanding	36,589	24,617	39,738	32,933	14,418

Portfolio shares held	13,923	9,335	8,494	17,209	5,821
Portfolio net asset value per share	$41.33	$36.86	$62.61	$33.35	$35.90
Investment in portfolio shares, at cost	$605,081	$339,117	$468,401	$613,256	$220,976

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$702	$3,964	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,290	7,248	9,389	7,940	6,476
NET INVESTMENT INCOME (LOSS)	(10,290)	(6,546)	(5,425)	(7,940)	(6,476)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	113,134	25,233	—	103,006	32,600
Net realized gain (loss) on shares redeemed	(24,194)	50,624	54,105	(17,879)	(35,771)
Net change in unrealized gain (loss) on investments	(120,770)	(96,619)	(64,894)	(74,581)	(49,329)
NET GAIN (LOSS) ON INVESTMENTS	(31,830)	(20,762)	(10,789)	10,546	(52,500)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(42,120)	$(27,308)	$(16,214)	$2,606	$(58,976)

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137
Net Assets	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

NET ASSETS, representing:
Accumulation units	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137
	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

Units outstanding	8,492	45,311	67,267	84,850	5,423,171

Portfolio shares held	11,979	16,237	18,683	29,026	4,469,358
Portfolio net asset value per share	$8.51	$39.63	$59.38	$36.40	$17.39
Investment in portfolio shares, at cost	$97,276	$603,352	$848,882	$939,551	$62,235,461
STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$1,855	$12,992	$—	$11,350	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,604	7,012	18,025	16,524	1,455,451
NET INVESTMENT INCOME (LOSS)	251	5,980	(18,025)	(5,174)	(1,455,451)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	2,963	—	—	—
Net realized gain (loss) on shares redeemed	(49)	55,615	214,961	136,572	5,082,633
Net change in unrealized gain (loss) on investments	(571)	(125,509)	(165,024)	(226,697)	(9,425,711)
NET GAIN (LOSS) ON INVESTMENTS	(620)	(66,931)	49,937	(90,125)	(4,343,078)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(369)	$(60,951)	$31,912	$(95,299)	$(5,798,529)

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
ASSETS
Investment in the portfolios, at fair value	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407
Net Assets	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

NET ASSETS, representing:
Accumulation units	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407
	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

Units outstanding	9,403,773	2,183,676	6,710,477	7,667,275	19,989

Portfolio shares held	7,593,656	3,987,027	6,113,128	6,698,803	63,777
Portfolio net asset value per share	$23.20	$6.65	$12.09	$14.27	$4.82
Investment in portfolio shares, at cost	$137,609,860	$26,009,091	$72,680,661	$92,281,292	$305,122

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$16,740

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,595,570	523,186	1,516,622	2,117,531	6,613
NET INVESTMENT INCOME (LOSS)	(2,595,570)	(523,186)	(1,516,622)	(2,117,531)	10,127

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,250,016	635,932	817,718	3,124,383	15,084
Net change in unrealized gain (loss) on investments	4,051,015	(189,381)	(702,208)	(1,020,664)	(11,827)
NET GAIN (LOSS) ON INVESTMENTS	14,301,031	446,551	115,510	2,103,719	3,257

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,705,461	$(76,635)	$(1,401,112)	$(13,812)	$13,384

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
ASSETS
Investment in the portfolios, at fair value	$839,800	$393,794	$805,899	$71,798,688	$738,461,884
Net Assets	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

NET ASSETS, representing:
Accumulation units	$839,800	$393,794	$805,899	$71,798,688	$738,461,884
	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

Units outstanding	273,879	23,493	64,804	6,111,253	60,583,576

Portfolio shares held	36,043	45,264	81,076	5,459,976	55,565,228
Portfolio net asset value per share	$23.30	$8.70	$9.94	$13.15	$13.29
Investment in portfolio shares, at cost	$813,338	$352,256	$652,623	$69,934,293	$652,677,926

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$5,324	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	16,666	7,441	15,654	1,311,941	10,673,164
NET INVESTMENT INCOME (LOSS)	(16,666)	(7,441)	(10,330)	(1,311,941)	(10,673,164)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	173,503	52,692	—	—	—
Net realized gain (loss) on shares redeemed	13,309	18,839	34,794	1,555,582	4,747,150
Net change in unrealized gain (loss) on investments	(171,841)	(76,597)	(143,175)	(273,163)	(7,070,690)
NET GAIN (LOSS) ON INVESTMENTS	14,971	(5,066)	(108,381)	1,282,419	(2,323,540)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,695)	$(12,507)	$(118,711)	$(29,522)	$(12,996,704)

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401
Net Assets	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401

NET ASSETS, representing:
Accumulation units	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401
	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401

Units outstanding	163,921,893	88,703	20,329,528	—	853,847

Portfolio shares held	152,239,395	57,831	19,203,673	—	786,673
Portfolio net asset value per share	$11.64	$25.00	$11.17	$—	$11.00
Investment in portfolio shares, at cost	$1,571,089,195	$1,057,127	$209,087,940	$—	$7,817,718

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$6,203	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	29,889,432	26,831	2,847,570	812,077	631,811
NET INVESTMENT INCOME (LOSS)	(29,889,432)	(20,628)	(2,847,570)	(812,077)	(631,811)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	159,257	—	—	—
Net realized gain (loss) on shares redeemed	27,185,893	49,023	1,705,673	2,219,714	8,235,527
Net change in unrealized gain (loss) on investments	(83,972,154)	(255,309)	(2,565,954)	(1,610,832)	(7,050,635)
NET GAIN (LOSS) ON INVESTMENTS	(56,786,261)	(47,029)	(860,281)	608,882	1,184,892

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(86,675,693)	$(67,657)	$(3,707,851)	$(203,195)	$553,081

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
ASSETS
Investment in the portfolios, at fair value	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886
Net Assets	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886

NET ASSETS, representing:
Accumulation units	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886
	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886

Units outstanding	—	42,484,679	350,145	3,551,338	367,737

Portfolio shares held	—	39,875,297	336,829	3,321,183	345,894
Portfolio net asset value per share	$—	$12.73	$9.43	$15.10	$10.50
Investment in portfolio shares, at cost	$—	$456,214,196	$3,324,964	$47,826,390	$3,298,827

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	39,039,952	7,946,335	34,986	611,532	359,463
NET INVESTMENT INCOME (LOSS)	(39,039,952)	(7,946,335)	(34,986)	(611,532)	(359,463)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	613,352,455	8,914,447	(33,923)	945,434	3,973,575
Net change in unrealized gain (loss) on investments	(707,499,308)	(16,453,296)	(72,298)	(1,364,742)	(3,289,030)
NET GAIN (LOSS) ON INVESTMENTS	(94,146,853)	(7,538,849)	(106,221)	(419,308)	684,545

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(133,186,805)	$(15,485,184)	$(141,207)	$(1,030,840)	$325,082

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740
Net Assets	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740

NET ASSETS, representing:
Accumulation units	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740
	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740

Units outstanding	453,887	4,530,041	387,464	412,304,763	23,213,095

Portfolio shares held	440,937	4,316,934	379,668	390,332,437	22,271,599
Portfolio net asset value per share	$8.38	$12.96	$7.90	$10.42	$11.03
Investment in portfolio shares, at cost	$4,356,289	$54,804,914	$3,587,199	$4,038,826,908	$239,375,266

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37,636	992,622	31,454	61,890,176	3,450,487
NET INVESTMENT INCOME (LOSS)	(37,636)	(992,622)	(31,454)	(61,890,176)	(3,450,487)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(216,132)	1,099,376	(55,675)	(7,182)	786,869
Net change in unrealized gain (loss) on investments	(588,570)	(3,671,991)	(517,853)	(116,825,779)	(1,296,693)
NET GAIN (LOSS) ON INVESTMENTS	(804,702)	(2,572,615)	(573,528)	(116,832,961)	(509,824)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(842,338)	$(3,565,237)	$(604,982)	$(178,723,137)	$(3,960,311)

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270
Net Assets	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270

NET ASSETS, representing:
Accumulation units	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270
	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270

Units outstanding	—	29,033,066	520,998	446,384	18,385,955

Portfolio shares held	—	27,821,175	493,301	416,120	17,601,216
Portfolio net asset value per share	$—	$10.29	$13.55	$13.82	$11.74
Investment in portfolio shares, at cost	$—	$282,889,733	$6,502,732	$5,685,940	$203,357,956

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	8,786,381	3,647,940	66,634	40,808	3,296,961
NET INVESTMENT INCOME (LOSS)	(8,786,381)	(3,647,940)	(66,634)	(40,808)	(3,296,961)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,847,121)	1,410,862	61,396	73,372	3,114,969
Net change in unrealized gain (loss) on investments	(24,415,820)	(2,090,367)	5,403	(41,603)	2,137,146
NET GAIN (LOSS) ON INVESTMENTS	(29,262,941)	(679,505)	66,799	31,769	5,252,115

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(38,049,322)	$(4,327,445)	$165	$(9,039)	$1,955,154

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879
Net Assets	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879

NET ASSETS, representing:
Accumulation units	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879
	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879

Units outstanding	50,130,867	1,563,435	2,274,694	3,374,462	2,047,834

Portfolio shares held	48,735,549	1,548,001	2,246,737	3,317,373	2,034,883
Portfolio net asset value per share	$10.83	$10.19	$10.38	$10.59	$9.60
Investment in portfolio shares, at cost	$519,736,018	$16,138,464	$23,744,388	$35,780,935	$20,253,329

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	6,149,930	68,680	114,936	131,713	104,388
NET INVESTMENT INCOME (LOSS)	(6,149,930)	(68,680)	(114,936)	(131,713)	(104,388)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(144,441)	(70,075)	(90,616)	(33,895)	(235,728)
Net change in unrealized gain (loss) on investments	1,582,376	(373,032)	(437,487)	(709,947)	(678,008)
NET GAIN (LOSS) ON INVESTMENTS	1,437,935	(443,107)	(528,103)	(743,842)	(913,736)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,711,995)	$(511,787)	$(643,039)	$(875,555)	$(1,018,124)

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206
Net Assets	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206

NET ASSETS, representing:
Accumulation units	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206
	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206

Units outstanding	1,127,233	1,017,276	1,573,821	70,527	212,801

Portfolio shares held	1,120,010	1,007,230	1,557,166	69,895	210,908
Portfolio net asset value per share	$9.37	$10.18	$9.91	$9.19	$9.37
Investment in portfolio shares, at cost	$10,821,763	$10,520,402	$15,676,586	$642,063	$2,145,237

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37,019	38,938	73,615	3,203	8,971
NET INVESTMENT INCOME (LOSS)	(37,019)	(38,938)	(73,615)	(3,203)	(8,971)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(50,951)	(24,498)	(43,567)	(14,690)	(60,085)
Net change in unrealized gain (loss) on investments	(302,903)	(281,234)	(223,593)	5,986	(163,970)
NET GAIN (LOSS) ON INVESTMENTS	(353,854)	(305,732)	(267,160)	(8,704)	(224,055)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(390,873)	$(344,670)	$(340,775)	$(11,907)	$(233,026)

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241
Net Assets	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241

NET ASSETS, representing:
Accumulation units	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241
	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241

Units outstanding	276,304	7,329,717	2,626,136	35,245	26,546

Portfolio shares held	273,619	7,208,288	2,573,300	35,089	26,454
Portfolio net asset value per share	$9.55	$9.87	$10.12	$10.08	$10.14
Investment in portfolio shares, at cost	$2,655,299	$72,582,673	$25,692,469	$355,112	$268,648

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	13,811	595,036	333,005	383	260
NET INVESTMENT INCOME (LOSS)	(13,811)	(595,036)	(333,005)	(383)	(260)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(19,037)	(12,407)	302,578	42	(1)
Net change in unrealized gain (loss) on investments	(28,863)	(1,459,868)	349,326	(1,412)	(406)
NET GAIN (LOSS) ON INVESTMENTS	(47,900)	(1,472,275)	651,904	(1,370)	(407)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(61,711)	$(2,067,311)	$318,899	$(1,753)	$(667)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$262,713	$301,702	$569,304	$473,108	$686,716
Net Assets	$262,713	$301,702	$569,304	$473,108	$686,716

NET ASSETS, representing:
Accumulation units	$262,713	$301,702	$569,304	$473,108	$686,716
	$262,713	$301,702	$569,304	$473,108	$686,716

Units outstanding	27,820	29,892	59,495	50,001	73,164

Portfolio shares held	27,771	29,783	59,488	50,224	67,391
Portfolio net asset value per share	$9.46	$10.13	$9.57	$9.42	$10.19
Investment in portfolio shares, at cost	$267,959	$302,180	$576,971	$478,436	$692,236

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	348	286	748	558	597
NET INVESTMENT INCOME (LOSS)	(348)	(286)	(748)	(558)	(597)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,253)	1	(639)	(1,818)	(90)
Net change in unrealized gain (loss) on investments	(5,246)	(478)	(7,666)	(5,329)	(5,521)
NET GAIN (LOSS) ON INVESTMENTS	(6,499)	(477)	(8,305)	(7,147)	(5,611)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,847)	$(763)	$(9,053)	$(7,705)	$(6,208)
*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
ASSETS
Investment in the portfolios, at fair value	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593
Net Assets	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593

NET ASSETS, representing:
Accumulation units	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593
	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593

Units outstanding	99,816	40,649	178,446	158,458	555,957

Portfolio shares held	100,026	40,684	178,365	158,666	424,969
Portfolio net asset value per share	$9.68	$9.73	$9.64	$9.16	$13.04
Investment in portfolio shares, at cost	$978,889	$397,595	$1,748,323	$1,475,547	$5,881,183

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	8/24/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$34,884

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	921	315	1,449	1,444	4,283
NET INVESTMENT INCOME (LOSS)	(921)	(315)	(1,449)	(1,444)	30,601

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	276,727
Net realized gain (loss) on shares redeemed	(363)	35	(976)	(3,041)	(127)
Net change in unrealized gain (loss) on investments	(10,633)	(1,740)	(28,884)	(22,170)	(339,590)
NET GAIN (LOSS) ON INVESTMENTS	(10,996)	(1,705)	(29,860)	(25,211)	(62,990)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(11,917)	$(2,020)	$(31,309)	$(26,655)	$(32,389)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

SUBACCOUNTS
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$1,218,011
Net Assets	$1,218,011

NET ASSETS, representing:
Accumulation units	$1,218,011
$1,218,011

Units outstanding	121,950

Portfolio shares held	126,481
Portfolio net asset value per share	$9.63
Investment in portfolio shares, at cost	$1,250,425

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

SUBACCOUNTS
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
8/24/2015*
to
12/31/2015

INVESTMENT INCOME
Dividend income	$23,271

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	681
NET INVESTMENT INCOME (LOSS)	22,590

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,136
Net realized gain (loss) on shares redeemed	(58)
Net change in unrealized gain (loss) on investments	(32,415)
NET GAIN (LOSS) ON INVESTMENTS	(31,337)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,747)
*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,688,842)	$(2,421,302)	$(2,769,870)	$(184,565)	$(244,346)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,283,677	9,481,204	555,039	1,086,298
Net change in unrealized gain (loss) on investments	—	(1,508,125)	(4,773,508)	(416,689)	(994,739)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,688,842)	(2,645,750)	1,937,826	(46,215)	(152,787)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,490,965	506,337	557,354	37,671	95,695
Annuity payments	(1,850,694)	(1,645,657)	(1,465,094)	(678)	(600,783)
Surrenders, withdrawals and death benefits	(24,443,316)	(19,187,414)	(21,690,987)	(1,775,772)	(2,386,089)
Net transfers between other subaccounts
or fixed rate option	9,988,275	(969,890)	(3,144,828)	95,466	(86,941)
Other charges	(140,834)	(47,967)	(166,644)	—	(8,245)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,955,604)	(21,344,591)	(25,910,199)	(1,643,313)	(2,986,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,644,446)	(23,990,341)	(23,972,373)	(1,689,528)	(3,139,150)

NET ASSETS
Beginning of period	123,829,847	183,884,372	202,450,898	13,885,768	18,808,198
End of period	$107,185,401	$159,894,031	$178,478,525	$12,196,240	$15,669,048

Beginning units	105,488,489	72,636,072	71,106,864	5,009,097	7,301,716
Units issued	31,638,466	2,614,145	1,593,497	104,621	207,918
Units redeemed	(44,567,674)	(11,039,381)	(10,605,179)	(697,031)	(1,365,873)
Ending units	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,081,202)	$7,858,655	$(64,804)	$30,142	$(882,914)
Capital gains distributions received	—	—	—	3,581,691	—
Net realized gain (loss) on shares redeemed	10,096,462	(1,201,863)	(196,160)	13,360,733	1,942,557
Net change in unrealized gain (loss) on investments	(32,224,478)	(12,574,788)	(1,182,801)	(17,691,347)	(465,520)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(26,209,218)	(5,917,996)	(1,443,765)	(718,781)	594,123

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	855,211	772,545	8,170	1,426,671	315,331
Annuity payments	(1,622,718)	(1,339,613)	(51,809)	(1,471,598)	(154,695)
Surrenders, withdrawals and death benefits	(28,833,008)	(19,529,335)	(533,172)	(29,331,043)	(4,966,930)
Net transfers between other subaccounts
or fixed rate option	(1,903,799)	(1,947,861)	(132,887)	(3,416,253)	(391,422)
Other charges	(383,204)	(233,633)	—	(356,202)	(74,242)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,887,518)	(22,277,897)	(709,698)	(33,148,425)	(5,271,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,096,736)	(28,195,893)	(2,153,463)	(33,867,206)	(4,677,835)

NET ASSETS
Beginning of period	296,460,515	178,308,731	5,550,543	310,970,803	60,957,519
End of period	$238,363,779	$150,112,838	$3,397,080	$277,103,597	$56,279,684

Beginning units	99,749,309	42,176,156	903,400	114,421,833	27,386,565
Units issued	3,961,065	1,336,135	29,495	4,974,841	1,282,577
Units redeemed	(14,915,113)	(6,570,777)	(152,120)	(17,421,401)	(3,589,642)
Ending units	88,795,261	36,941,514	780,775	101,975,273	25,079,500

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(4,346,574)	$(821,616)	$(99,382)	$272,502	$(243,917)
Capital gains distributions received	—	—	369,433	1,388,756	8,509,149
Net realized gain (loss) on shares redeemed	21,778,309	3,189,425	366,642	2,784,818	3,926,127
Net change in unrealized gain (loss) on investments	10,846,730	(4,378,456)	(1,048,417)	(10,213,599)	(18,087,204)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,278,465	(2,010,647)	(411,724)	(5,767,523)	(5,895,845)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	814,470	126,108	56,105	95,916	194,434
Annuity payments	(1,339,406)	(190,365)	(120,879)	(436,810)	(575,311)
Surrenders, withdrawals and death benefits	(29,898,734)	(5,818,241)	(1,650,973)	(6,189,946)	(8,487,479)
Net transfers between other subaccounts
or fixed rate option	(7,226,224)	(95,968)	467,092	(960,605)	(744,439)
Other charges	(278,195)	(12,858)	(5,161)	(16,782)	(29,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,928,089)	(5,991,324)	(1,253,816)	(7,508,227)	(9,641,859)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,649,624)	(8,001,971)	(1,665,540)	(13,275,750)	(15,537,704)

NET ASSETS
Beginning of period	296,938,124	61,806,529	20,257,223	74,911,907	90,740,425
End of period	$287,288,500	$53,804,558	$18,591,683	$61,636,157	$75,202,721

Beginning units	103,662,544	13,549,571	12,524,392	23,102,223	33,856,822
Units issued	3,351,717	473,853	733,385	853,648	676,663
Units redeemed	(16,137,262)	(1,778,131)	(1,517,358)	(3,289,137)	(4,350,743)
Ending units	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(473,344)	$(577,782)	$(128,834)	$(748,367)	$201,528
Capital gains distributions received	11,075,477	2,068,326	1,446,883	3,251,176	—
Net realized gain (loss) on shares redeemed	1,915,477	(214,688)	903,688	3,041,262	1,308,814
Net change in unrealized gain (loss) on investments	(10,016,379)	(8,138,796)	(2,311,094)	(1,964,061)	(2,984,120)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,501,231	(6,862,940)	(89,357)	3,580,010	(1,473,778)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	85,638	187,550	29,703	206,134	32,445
Annuity payments	(294,790)	(445,359)	(156,793)	(235,477)	(129,490)
Surrenders, withdrawals and death benefits	(6,385,208)	(6,523,776)	(1,884,081)	(5,874,438)	(2,651,817)
Net transfers between other subaccounts
or fixed rate option	(1,716,195)	91,391	(61,774)	(488,667)	(1,567,626)
Other charges	(21,760)	(22,451)	(6,722)	(20,350)	(6,552)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,332,315)	(6,712,645)	(2,079,667)	(6,412,798)	(4,323,040)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,831,084)	(13,575,585)	(2,169,024)	(2,832,788)	(5,796,818)

NET ASSETS
Beginning of period	62,899,948	75,535,811	20,287,552	61,530,762	30,777,889
End of period	$57,068,864	$61,960,226	$18,118,528	$58,697,974	$24,981,071

Beginning units	25,153,673	22,927,785	7,640,572	22,311,087	9,537,603
Units issued	474,809	1,117,277	236,038	701,638	318,894
Units redeemed	(3,689,509)	(3,196,447)	(1,012,048)	(2,982,088)	(1,692,083)
Ending units	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(390,074)	$(680,055)	$(174,555)	$(112,386)	$(1,532,176)
Capital gains distributions received	6,697,937	—	3,990,725	737,211	—
Net realized gain (loss) on shares redeemed	(82,165)	3,017,492	161,659	401,847	5,473,396
Net change in unrealized gain (loss) on investments	(7,180,911)	(34,959)	(3,885,013)	(311,491)	(10,443,091)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(955,213)	2,302,478	92,816	715,181	(6,501,871)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,333	63,230	29,232	47	236,175
Annuity payments	(194,912)	(244,437)	(386,663)	(5,730)	(297,480)
Surrenders, withdrawals and death benefits	(2,509,405)	(4,596,694)	(2,338,999)	(811,656)	(9,995,286)
Net transfers between other subaccounts
or fixed rate option	(93,774)	(885,656)	(921,328)	492,980	(1,560,261)
Other charges	(8,116)	(12,235)	(6,530)	(1,532)	(239,132)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,780,874)	(5,675,792)	(3,624,288)	(325,891)	(11,855,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,736,087)	(3,373,314)	(3,531,472)	389,290	(18,357,855)

NET ASSETS
Beginning of period	28,451,462	49,919,625	28,795,407	7,691,429	104,078,768
End of period	$24,715,375	$46,546,311	$25,263,935	$8,080,719	$85,720,913

Beginning units	10,386,118	20,332,558	18,107,817	7,457,283	39,236,475
Units issued	394,784	564,772	350,404	905,896	1,544,076
Units redeemed	(1,384,544)	(2,807,022)	(2,600,791)	(1,196,138)	(6,085,758)
Ending units	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	4/24/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(135,918)	$(1,932,553)	$(559,487)	$(175,758)	$(4,765,843)
Capital gains distributions received	2,051,727	—	—	—	—
Net realized gain (loss) on shares redeemed	659,241	7,790,585	88,822	1,198,955	12,654,880
Net change in unrealized gain (loss) on investments	(2,176,603)	(9,956,341)	1,220,428	2,300,575	(29,339,632)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	398,447	(4,098,309)	749,763	3,323,772	(21,450,595)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	124,011	366,907	82,401	48,059	17,356,143
Annuity payments	(17,747)	(407,227)	(78,786)	—	(27,912)
Surrenders, withdrawals and death benefits	(1,010,826)	(12,617,668)	(4,729,090)	(1,514,753)	(19,739,079)
Net transfers between other subaccounts
or fixed rate option	(405,379)	(2,944,252)	165,345	(35,191,323)	290,335,870
Other charges	(31,503)	(311,192)	(85,652)	(33,170)	(3,010,122)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,341,444)	(15,913,432)	(4,645,782)	(36,691,187)	284,914,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	(942,997)	(20,011,741)	(3,896,019)	(33,367,415)	263,464,305

NET ASSETS
Beginning of period	11,421,964	127,550,881	35,458,947	33,367,415	259,462,977
End of period	$10,478,967	$107,539,140	$31,562,928	$—	$522,927,282

Beginning units	7,008,554	44,521,357	23,270,765	19,869,784	16,012,792
Units issued	441,498	1,621,237	1,210,732	361,752	25,361,269
Units redeemed	(1,297,444)	(6,917,261)	(4,016,024)	(20,231,536)	(6,535,017)
Ending units	6,152,608	39,225,333	20,465,473	—	34,839,044

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(32,352,462)	$(4,016,535)	$(27,174,457)	$(2,227,705)	$(3,156,908)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	400,615,431	17,209,647	42,189,679	7,666,614	5,345,004
Net change in unrealized gain (loss) on investments	(437,632,072)	(8,646,593)	(44,443,491)	(15,932,724)	(11,657,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(69,369,103)	4,546,519	(29,428,269)	(10,493,815)	(9,469,808)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,249,254	15,995,822	57,684,153	2,046,580	14,452,593
Annuity payments	(432,172)	(45,201)	(176,523)	(74,509)	(33,007)
Surrenders, withdrawals and death benefits	(72,911,353)	(15,810,613)	(65,438,349)	(6,824,642)	(15,194,367)
Net transfers between other subaccounts
or fixed rate option	(2,422,750,145)	(13,369,646)	(84,429,145)	(13,337,599)	(22,755,234)
Other charges	(19,749,477)	(2,124,173)	(15,970,091)	(1,159,304)	(1,499,691)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,470,593,893)	(15,353,811)	(108,329,955)	(19,349,474)	(25,029,706)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,539,962,996)	(10,807,292)	(137,758,224)	(29,843,289)	(34,499,514)

NET ASSETS
Beginning of period	2,539,962,996	239,837,524	1,675,340,382	146,622,446	203,686,732
End of period	$—	$229,030,232	$1,537,582,158	$116,779,157	$169,187,218

Beginning units	199,888,655	13,311,892	130,504,071	9,863,434	15,527,480
Units issued	23,522,847	6,888,154	15,636,933	2,038,255	6,628,368
Units redeemed	(223,411,502)	(7,767,236)	(23,645,436)	(3,428,626)	(8,486,484)
Ending units	—	12,432,810	122,495,568	8,473,063	13,669,364

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,707,942)	$(1,867,908)	$(1,652,154)	$(5,398,244)	$(4,973,128)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,299,542	8,993,795	7,051,394	14,174,606	14,836,930
Net change in unrealized gain (loss) on investments	(11,438,948)	(16,441,118)	(11,543,289)	(33,874,690)	(45,939,197)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	152,652	(9,315,231)	(6,144,049)	(25,098,328)	(36,075,395)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,041,298	5,704,308	4,528,264	15,968,934	13,706,666
Annuity payments	(40,324)	(37,410)	(98,599)	(80,694)	(126,453)
Surrenders, withdrawals and death benefits	(8,204,043)	(6,268,963)	(5,742,243)	(21,161,522)	(22,082,329)
Net transfers between other subaccounts
or fixed rate option	(14,390,515)	(5,995,350)	(9,693,715)	295,911,578	531,646
Other charges	(1,507,801)	(978,745)	(813,644)	(2,915,345)	(4,155,672)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,101,385)	(7,576,160)	(11,819,937)	287,722,951	(12,126,142)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,948,733)	(16,891,391)	(17,963,986)	262,624,623	(48,201,537)

NET ASSETS
Beginning of period	169,021,894	113,914,840	107,334,719	271,569,698	409,452,191
End of period	$148,073,161	$97,023,449	$89,370,733	$534,194,321	$361,250,654

Beginning units	10,031,807	6,169,731	6,293,911	14,692,106	25,255,265
Units issued	3,249,231	2,374,194	1,939,008	24,446,817	5,270,329
Units redeemed	(4,447,028)	(2,776,716)	(2,631,917)	(7,204,964)	(6,034,173)
Ending units	8,834,010	5,767,209	5,601,002	31,933,959	24,491,421

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(8,569,109)	$(6,203,963)	$(1,836,904)	$(3,760,480)	$(4,798,992)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,486,928	28,307,549	9,602,063	88,273,931	18,487,464
Net change in unrealized gain (loss) on investments	(8,905,825)	7,996,706	(1,216,115)	(78,444,700)	(35,005,067)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12,988,006)	30,100,292	6,549,044	6,068,751	(21,316,595)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,816,088	7,529,323	8,094,679	9,256,409	13,984,770
Annuity payments	(71,416)	(86,312)	(85,172)	(17,337)	(55,149)
Surrenders, withdrawals and death benefits	(39,510,973)	(21,049,588)	(7,542,343)	(10,660,309)	(18,919,547)
Net transfers between other subaccounts
or fixed rate option	85,989,942	(48,727,531)	(8,178,032)	(287,407,247)	(1,009,031)
Other charges	(6,731,797)	(3,473,197)	(1,125,518)	(2,196,338)	(2,482,932)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	70,491,844	(65,807,305)	(8,836,386)	(291,024,822)	(8,481,889)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,503,838	(35,707,013)	(2,287,342)	(284,956,071)	(29,798,484)

NET ASSETS
Beginning of period	594,715,250	404,850,011	122,404,837	284,956,071	292,468,757
End of period	$652,219,088	$369,142,998	$120,117,495	$—	$262,670,273

Beginning units	49,551,416	23,783,239	7,243,407	16,497,401	15,349,477
Units issued	20,299,225	4,239,342	2,358,592	6,837,623	5,571,453
Units redeemed	(14,626,437)	(7,969,059)	(2,845,643)	(23,335,024)	(5,989,829)
Ending units	55,224,204	20,053,522	6,756,356	—	14,931,101

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	10/16/2015**	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,641,070)	$(3,346,015)	$(2,954,898)	$(4,649,560)	$(136,215,279)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(416,465)	69,086,703	11,256,834	(12,068,995)	143,655,699
Net change in unrealized gain (loss) on investments	1,254,072	(88,468,829)	(6,220,943)	(45,874,489)	(165,807,473)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,803,463)	(22,728,141)	2,080,993	(62,593,044)	(158,367,053)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,602,254	8,316,001	15,126,786	9,559,863	423,537,023
Annuity payments	(380,790)	(13,845)	(27,085)	(155,452)	(987,961)
Surrenders, withdrawals and death benefits	(16,707,938)	(10,294,205)	(10,761,951)	(17,543,106)	(271,797,429)
Net transfers between other subaccounts
or fixed rate option	(3,227,381)	(295,489,239)	2,876,440	(4,788,592)	2,374,797,099
Other charges	(1,114,789)	(2,536,648)	(1,591,578)	(2,397,371)	(89,229,155)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,828,644)	(300,017,936)	5,622,612	(15,324,658)	2,436,319,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,632,107)	(322,746,077)	7,703,605	(77,917,702)	2,277,952,524

NET ASSETS
Beginning of period	162,189,725	322,746,077	168,707,059	295,414,147	7,977,063,217
End of period	$152,557,618	$—	$176,410,664	$217,496,445	$10,255,015,741

Beginning units	15,865,967	21,816,830	8,979,699	28,651,080	568,526,998
Units issued	7,435,067	3,751,693	4,591,181	16,302,464	254,232,029
Units redeemed	(8,217,010)	(25,568,523)	(4,215,426)	(18,348,000)	(73,021,292)
Ending units	15,084,024	—	9,355,454	26,605,544	749,737,735

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,762,044)	$(3,447,689)	$(2,571,714)	$(25,370,890)	$(125,798,465)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,888,150	4,670,168	(2,055,742)	34,088,288	153,431,702
Net change in unrealized gain (loss) on investments	(20,552,176)	(11,322,921)	(7,142,454)	(45,455,221)	(121,731,965)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12,426,070)	(10,100,442)	(11,769,910)	(36,737,823)	(94,098,728)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,461,500	2,640,788	10,633,368	138,726,635	418,780,730
Annuity payments	(62,595)	(13,931)	(12,299)	(455,839)	(2,362,772)
Surrenders, withdrawals and death benefits	(22,644,479)	(9,632,438)	(12,020,999)	(50,428,127)	(254,613,915)
Net transfers between other subaccounts
or fixed rate option	8,064,790	5,155,139	(7,603,574)	(63,377,139)	69,059,309
Other charges	(3,318,293)	(1,826,836)	(1,918,345)	(16,396,455)	(68,504,754)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,500,923	(3,677,278)	(10,921,849)	8,069,075	162,358,598

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,925,147)	(13,777,720)	(22,691,759)	(28,668,748)	68,259,870

NET ASSETS
Beginning of period	356,336,807	201,652,986	194,299,855	1,548,822,529	7,352,204,320
End of period	$346,411,660	$187,875,266	$171,608,096	$1,520,153,781	$7,420,464,190

Beginning units	22,518,431	17,384,407	18,913,325	130,026,899	516,836,090
Units issued	9,907,553	6,722,833	4,715,648	28,700,325	85,375,376
Units redeemed	(9,793,927)	(7,176,274)	(5,855,663)	(28,116,854)	(72,051,284)
Ending units	22,632,057	16,930,966	17,773,310	130,610,370	530,160,182
The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(64,994,959)	$(114,211,135)	$(75,511,707)	$(53,186,550)	$(83,578,779)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	139,169,566	159,723,447	98,860,975	64,163,277	115,152,104
Net change in unrealized gain (loss) on investments	(262,080,999)	(126,282,456)	(89,268,642)	(34,452,090)	(186,860,093)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	(187,906,392)	(80,770,144)	(65,919,374)	(23,475,363)	(155,286,768)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	74,294,834	362,804,947	147,689,896	236,184,040	367,186,251
Annuity payments	(1,289,714)	(2,860,746)	(3,395,497)	(552,982)	(821,787)
Surrenders, withdrawals and death benefits	(161,523,040)	(314,875,354)	(254,455,566)	(115,912,779)	(171,646,666)
Net transfers between other subaccounts
or fixed rate option	(476,187,469)	(65,014,377)	(133,278,891)	(24,245,718)	2,680,912,374
Other charges	(33,426,670)	(64,444,220)	(39,737,191)	(33,703,937)	(54,783,033)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(598,132,059)	(84,389,750)	(283,177,249)	61,768,624	2,820,847,139

TOTAL INCREASE (DECREASE) IN NET ASSETS	(786,038,451)	(165,159,894)	(349,096,623)	38,293,261	2,665,560,371

NET ASSETS
Beginning of period	4,038,220,348	7,070,582,658	4,631,403,989	3,226,252,759	4,474,369,276
End of period	$3,252,181,897	$6,905,422,764	$4,282,307,366	$3,264,546,020	$7,139,929,647

Beginning units	326,241,303	514,029,248	360,303,030	251,090,931	324,805,239
Units issued	49,712,166	58,463,515	41,890,927	44,111,547	279,011,465
Units redeemed	(99,133,958)	(61,347,724)	(62,474,022)	(37,482,942)	(76,394,044)
Ending units	276,819,511	511,145,039	339,719,935	257,719,536	527,422,660

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(101,334,509)	$(10,223,823)	$(3,298,761)	$(3,443,100)	$(31,260,104)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	122,766,365	43,179,039	—	13,006,069	19,114,365
Net change in unrealized gain (loss) on investments	(76,524,569)	10,376,550	—	(12,221,095)	(58,199,451)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(55,092,713)	43,331,766	(3,298,761)	(2,658,126)	(70,345,190)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	291,364,954	30,855,120	50,620,343	10,253,106	21,687,814
Annuity payments	(1,012,540)	(169,655)	(138,145)	(79,066)	(1,361,318)
Surrenders, withdrawals and death benefits	(202,413,582)	(37,818,448)	(640,527,195)	(13,585,428)	(110,697,384)
Net transfers between other subaccounts
or fixed rate option	(132,149,635)	1,776,355	639,000,478	7,094,194	(178,308,203)
Other charges	(64,547,094)	(5,145,671)	(1,255,048)	(1,701,040)	(16,921,533)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(108,757,897)	(10,502,299)	47,700,433	1,981,766	(285,600,624)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(163,850,610)	32,829,467	44,401,672	(676,360)	(355,945,814)

NET ASSETS
Beginning of period	6,256,006,335	590,749,420	192,740,753	196,547,126	2,043,440,509
End of period	$6,092,155,725	$623,578,887	$237,142,425	$195,870,766	$1,687,494,695

Beginning units	447,097,289	31,589,569	20,583,057	10,894,174	178,575,778
Units issued	49,967,599	12,461,201	105,963,727	5,053,580	35,251,274
Units redeemed	(54,859,170)	(12,928,663)	(100,888,401)	(4,941,079)	(60,716,970)
Ending units	442,205,718	31,122,107	25,658,383	11,006,675	153,110,082

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,935,038)	$(2,633,632)	$(46,746)	$(22,022,533)	$(9,594,626)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,667,717	6,223,917	(513,882)	27,763,395	7,597,302
Net change in unrealized gain (loss) on investments	(5,533,043)	(1,250,052)	(724,538)	(13,147,161)	(1,304,915)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	(4,800,364)	2,340,233	(1,285,166)	(7,406,299)	(3,302,239)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,997,088	11,620,303	60,930	18,424	15,663,726
Annuity payments	(107,983)	(48,252)	(30,889)	(134,931)	(32,338)
Surrenders, withdrawals and death benefits	(9,631,948)	(10,402,438)	(842,451)	(65,385,166)	(34,123,378)
Net transfers between other subaccounts
or fixed rate option	37,827,130	8,958,055	(150,585)	2,029,704,053	40,103,902
Other charges	(932,754)	(2,534,901)	(26,803)	(14,740,999)	(5,193,807)
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	36,151,533	7,592,767	(989,798)	1,949,461,381	16,418,105

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,351,169	9,933,000	(2,274,964)	1,942,055,082	13,115,866

NET ASSETS
Beginning of period	90,248,009	201,218,906	8,082,662	727,546,291	536,794,327
End of period	$121,599,178	$211,151,906	$5,807,698	$2,669,601,373	$549,910,193

Beginning units	8,001,718	17,911,676	594,550	54,969,670	45,409,933
Units issued	8,157,919	6,711,748	60,972	446,902,074	23,810,448
Units redeemed	(4,699,745)	(6,278,570)	(136,177)	(292,104,557)	(22,503,768)
Ending units	11,459,892	18,344,854	519,345	209,767,187	46,716,613

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,460,439)	$(288,284)	$(1,397,152)	$(3,392,678)	$(5,055,656)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,220,128	56,535	4,637,216	(9,023,046)	18,832,620
Net change in unrealized gain (loss) on investments	(556,666)	106,299	(5,128,085)	(27,779,366)	(36,238,525)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(796,977)	(125,450)	(1,888,021)	(40,195,090)	(22,461,561)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,322	564	3,331,372	2,622,421	11,857,569
Annuity payments	(75,049)	—	(26,561)	(17,788)	(42,719)
Surrenders, withdrawals and death benefits	(9,103,178)	(1,017,817)	(5,219,845)	(9,546,629)	(16,678,284)
Net transfers between other subaccounts
or fixed rate option	866,304	1,252,484	(9,894,517)	(5,791,708)	(18,359,913)
Other charges	(42,184)	(5,690)	(760,067)	(1,984,933)	(2,791,538)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,350,785)	229,541	(12,569,618)	(14,718,637)	(26,014,885)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,147,762)	104,091	(14,457,639)	(54,913,727)	(48,476,446)

NET ASSETS
Beginning of period	75,795,993	13,782,612	88,155,577	215,174,460	322,406,761
End of period	$66,648,231	$13,886,703	$73,697,938	$160,260,733	$273,930,315

Beginning units	6,472,657	1,127,369	5,836,926	22,066,237	17,426,498
Units issued	1,709,248	398,470	1,962,076	11,660,298	6,074,942
Units redeemed	(2,416,712)	(374,335)	(2,819,925)	(13,682,805)	(7,493,972)
Ending units	5,765,193	1,151,504	4,979,077	20,043,730	16,007,468

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST FI Pyramis® Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	10/16/2015**

OPERATIONS
Net investment income (loss)	$(63,133,546)	$(56,587,576)	$(36,024,083)	$(31,763,951)	$(33,423,539)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	75,384,666	64,792,146	50,740,745	43,877,298	513,889,452
Net change in unrealized gain (loss) on investments	(138,288,597)	(78,850,148)	(76,070,713)	(62,692,428)	(491,816,430)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(126,037,477)	(70,645,578)	(61,354,051)	(50,579,081)	(11,350,517)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	205,464,880	208,910,981	135,568,538	87,247,046	182,043,280
Annuity payments	(387,429)	(544,657)	(91,425)	(75,909)	(127,550)
Surrenders, withdrawals and death benefits	(118,441,994)	(113,564,958)	(63,878,682)	(66,674,863)	(61,690,749)
Net transfers between other subaccounts
or fixed rate option	2,093,179,057	536,479,590	(80,429,773)	(153,107,815)	(2,566,879,039)
Other charges	(41,298,598)	(38,856,135)	(23,847,262)	(21,575,281)	(21,569,590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,138,515,916	592,424,821	(32,678,604)	(154,186,822)	(2,468,223,648)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,012,478,439	521,779,243	(94,032,655)	(204,765,903)	(2,479,574,165)

NET ASSETS
Beginning of period	3,390,731,550	3,451,524,915	2,240,418,989	2,047,499,900	2,479,574,165
End of period	$5,403,209,989	$3,973,304,158	$2,146,386,334	$1,842,733,997	$—

Beginning units	242,326,082	273,990,007	162,234,524	168,111,535	179,691,308
Units issued	201,789,698	95,290,728	23,072,009	23,429,843	30,017,974
Units redeemed	(46,129,596)	(43,997,341)	(24,332,499)	(35,526,273)	(209,709,282)
Ending units	397,986,184	325,283,394	160,974,034	156,015,105	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,762)	$(1,298)	$(9,251)	$(30,405)	$(3,718)
Capital gains distributions received	71,304	—	—	—	—
Net realized gain (loss) on shares redeemed	13,967	34,327	87,997	234,186	37,004
Net change in unrealized gain (loss) on investments	(68,586)	(23,284)	(107,353)	(133,151)	(49,263)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,923	9,745	(28,607)	70,630	(15,977)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,360	54,970	17,277	73,458	17,515
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(78,113)	(11,512)	(32,710)	(157,543)	(43,438)
Net transfers between other subaccounts
or fixed rate option	224,042	22,354	(150,330)	136,434	(57,338)
Other charges	(4,275)	(2,222)	(6,317)	(17,646)	(2,670)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	152,014	63,590	(172,080)	34,703	(85,931)

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,937	73,335	(200,687)	105,333	(101,908)

NET ASSETS
Beginning of period	393,123	366,074	917,036	2,194,481	376,001
End of period	$555,060	$439,409	$716,349	$2,299,814	$274,093

Beginning units	18,888	21,057	86,071	103,906	25,489
Units issued	17,578	26,026	39,750	51,066	5,090
Units redeemed	(11,125)	(22,640)	(55,711)	(49,969)	(11,579)
Ending units	25,341	24,443	70,110	105,003	19,000

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,290)	$(6,546)	$(5,425)	$(7,940)	$(6,476)
Capital gains distributions received	113,134	25,233	—	103,006	32,600
Net realized gain (loss) on shares redeemed	(24,194)	50,624	54,105	(17,879)	(35,771)
Net change in unrealized gain (loss) on investments	(120,770)	(96,619)	(64,894)	(74,581)	(49,329)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(42,120)	(27,308)	(16,214)	2,606	(58,976)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	11,461	34,720	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(33,061)	(32,380)	(23,589)	(79,199)	(29,068)
Net transfers between other subaccounts
or fixed rate option	115,224	(96,310)	(128,571)	(137,295)	39,544
Other charges	(6,214)	(4,745)	(4,047)	(4,267)	(4,095)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	75,949	(133,435)	(144,746)	(186,041)	6,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,829	(160,743)	(160,960)	(183,435)	(52,595)

NET ASSETS
Beginning of period	541,605	504,823	692,793	757,344	261,568
End of period	$575,434	$344,080	$531,833	$573,909	$208,973

Beginning units	34,119	32,125	51,205	43,337	16,273
Units issued	38,569	25,766	33,168	22,539	49,776
Units redeemed	(36,099)	(33,274)	(44,635)	(32,943)	(51,631)
Ending units	36,589	24,617	39,738	32,933	14,418

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$251	$5,980	$(18,025)	$(5,174)	$(1,455,451)
Capital gains distributions received	—	2,963	—	—	—
Net realized gain (loss) on shares redeemed	(49)	55,615	214,961	136,572	5,082,633
Net change in unrealized gain (loss) on investments	(571)	(125,509)	(165,024)	(226,697)	(9,425,711)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(369)	(60,951)	31,912	(95,299)	(5,798,529)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	53,877	57,390	71,180	1,242,391
Annuity payments	—	—	—	—	(2,521)
Surrenders, withdrawals and death benefits	(10,200)	(30,536)	(55,416)	(50,623)	(3,056,520)
Net transfers between other subaccounts
or fixed rate option	15,910	(134,642)	(745,932)	(402,684)	(6,950,586)
Other charges	(764)	(5,018)	(10,552)	(7,939)	(757,603)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,946	(116,319)	(754,510)	(390,066)	(9,524,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,577	(177,270)	(722,598)	(485,365)	(15,323,368)

NET ASSETS
Beginning of period	97,363	820,750	1,831,986	1,541,902	93,045,505
End of period	$101,940	$643,480	$1,109,388	$1,056,537	$77,722,137

Beginning units	8,571	54,742	114,837	118,810	6,071,839
Units issued	4,367	23,859	29,252	26,957	1,562,564
Units redeemed	(4,446)	(33,290)	(76,822)	(60,917)	(2,211,232)
Ending units	8,492	45,311	67,267	84,850	5,423,171

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,595,570)	$(523,186)	$(1,516,622)	$(2,117,531)	$10,127
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,250,016	635,932	817,718	3,124,383	15,084
Net change in unrealized gain (loss) on investments	4,051,015	(189,381)	(702,208)	(1,020,664)	(11,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,705,461	(76,635)	(1,401,112)	(13,812)	13,384

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,567,301	289	—	1,482	—
Annuity payments	(40,639)	—	—	—	—
Surrenders, withdrawals and death benefits	(10,538,041)	(3,666,397)	(10,120,160)	(8,612,340)	(99,858)
Net transfers between other subaccounts
or fixed rate option	26,247,922	3,938,269	12,420,685	3,586,637	(59,441)
Other charges	(1,484,236)	(9,098)	(41,213)	(53,303)	(1,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,752,307	263,063	2,259,312	(5,077,524)	(160,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,457,768	186,428	858,200	(5,091,336)	(146,923)

NET ASSETS
Beginning of period	136,715,045	26,327,304	73,049,516	100,683,250	454,330
End of period	$176,172,813	$26,513,732	$73,907,716	$95,591,914	$307,407

Beginning units	7,910,969	2,158,811	6,505,236	8,022,325	29,874
Units issued	5,840,357	2,028,299	3,367,997	6,043,189	451
Units redeemed	(4,347,553)	(2,003,434)	(3,162,756)	(6,398,239)	(10,336)
Ending units	9,403,773	2,183,676	6,710,477	7,667,275	19,989

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(16,666)	$(7,441)	$(10,330)	$(1,311,941)	$(10,673,164)
Capital gains distributions received	173,503	52,692	—	—	—
Net realized gain (loss) on shares redeemed	13,309	18,839	34,794	1,555,582	4,747,150
Net change in unrealized gain (loss) on investments	(171,841)	(76,597)	(143,175)	(273,163)	(7,070,690)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,695)	(12,507)	(118,711)	(29,522)	(12,996,704)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56	—	40	7,695	238,360,936
Annuity payments	—	—	—	(29,650)	(119,631)
Surrenders, withdrawals and death benefits	(170,074)	(22,086)	(127,914)	(5,633,711)	(61,789,757)
Net transfers between other subaccounts
or fixed rate option	(12,478)	(16,108)	58,009	29,287,497	29,701,693
Other charges	(2,994)	(522)	(2,161)	(37,724)	(463,305)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(185,490)	(38,716)	(72,026)	23,594,107	205,689,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,185)	(51,223)	(190,737)	23,564,585	192,693,232

NET ASSETS
Beginning of period	1,026,985	445,017	996,636	48,234,103	545,768,652
End of period	$839,800	$393,794	$805,899	$71,798,688	$738,461,884

Beginning units	333,847	25,406	70,612	4,100,728	43,953,498
Units issued	99,411	1,972	10,047	6,639,506	23,520,343
Units redeemed	(159,379)	(3,885)	(15,855)	(4,628,981)	(6,890,265)
Ending units	273,879	23,493	64,804	6,111,253	60,583,576

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	10/16/2015**	12/31/2015

OPERATIONS
Net investment income (loss)	$(29,889,432)	$(20,628)	$(2,847,570)	$(812,077)	$(631,811)
Capital gains distributions received	—	159,257	—	—	—
Net realized gain (loss) on shares redeemed	27,185,893	49,023	1,705,673	2,219,714	8,235,527
Net change in unrealized gain (loss) on investments	(83,972,154)	(255,309)	(2,565,954)	(1,610,832)	(7,050,635)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(86,675,693)	(67,657)	(3,707,851)	(203,195)	553,081

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	137,945,689	13,838	16,394,149	1,198,749	—
Annuity payments	(1,356,192)	—	(39,340)	(11,191)	—
Surrenders, withdrawals and death benefits	(78,293,201)	(47,599)	(15,749,838)	(3,812,913)	(1,134,242)
Net transfers between other subaccounts
or fixed rate option	(34,932,535)	(36,869)	25,760,608	(52,677,583)	(84,781,568)
Other charges	(17,187,625)	(2,256)	(2,323,418)	(448,400)	(9,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,176,136	(72,886)	24,042,161	(55,751,338)	(85,924,921)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,499,557)	(140,543)	20,334,310	(55,954,533)	(85,371,840)

NET ASSETS
Beginning of period	1,852,566,117	1,586,308	194,170,722	55,954,533	94,025,241
End of period	$1,772,066,560	$1,445,765	$214,505,032	$—	$8,653,401

Beginning units	163,477,249	92,946	18,101,692	5,454,412	9,385,875
Units issued	25,922,337	39,203	12,670,506	3,657,849	238,606
Units redeemed	(25,477,693)	(43,446)	(10,442,670)	(9,112,261)	(8,770,634)
Ending units	163,921,893	88,703	20,329,528	—	853,847

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(39,039,952)	$(7,946,335)	$(34,986)	$(611,532)	$(359,463)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	613,352,455	8,914,447	(33,923)	945,434	3,973,575
Net change in unrealized gain (loss) on investments	(707,499,308)	(16,453,296)	(72,298)	(1,364,742)	(3,289,030)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(133,186,805)	(15,485,184)	(141,207)	(1,030,840)	325,082

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,397,209	63,855,838	1,692,653	5,802,464	1,262
Annuity payments	(104,275)	(109,400)	—	—	—
Surrenders, withdrawals and death benefits	(84,832,801)	(14,261,072)	(1,155,726)	(3,219,647)	(1,395,222)
Net transfers between other subaccounts
or fixed rate option	(2,946,639,910)	(12,376,671)	312,265	16,353,656	(51,236,335)
Other charges	(24,409,180)	(5,772,740)	(8,967)	(320,407)	(7,802)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,040,588,957)	31,335,955	840,225	18,616,066	(52,638,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,173,775,762)	15,850,771	699,018	17,585,226	(52,313,015)

NET ASSETS
Beginning of period	3,173,775,762	491,761,756	2,477,276	32,564,640	55,944,901
End of period	$—	$507,612,527	$3,176,294	$50,149,866	$3,631,886

Beginning units	237,596,497	39,863,759	263,440	2,236,302	5,709,998
Units issued	22,455,279	11,446,190	276,746	2,782,114	1,213,284
Units redeemed	(260,051,776)	(8,825,270)	(190,041)	(1,467,078)	(6,555,545)
Ending units	—	42,484,679	350,145	3,551,338	367,737

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(37,636)	$(992,622)	$(31,454)	$(61,890,176)	$(3,450,487)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(216,132)	1,099,376	(55,675)	(7,182)	786,869
Net change in unrealized gain (loss) on investments	(588,570)	(3,671,991)	(517,853)	(116,825,779)	(1,296,693)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(842,338)	(3,565,237)	(604,982)	(178,723,137)	(3,960,311)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,353,382	6,063,961	2,177,462	1,956,908,963	53,301,615
Annuity payments	—	—	—	(113,745)	—
Surrenders, withdrawals and death benefits	(1,101,243)	(4,838,507)	(1,004,507)	(148,700,497)	(6,296,339)
Net transfers between other subaccounts
or fixed rate option	1,270,146	5,008,242	800,443	16,985,861	17,974,249
Other charges	(7,775)	(526,097)	(7,732)	(418,963)	(2,633,190)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,514,510	5,707,599	1,965,666	1,824,661,619	62,346,335

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,672,172	2,142,362	1,360,684	1,645,938,482	58,386,024

NET ASSETS
Beginning of period	2,022,877	53,805,106	1,638,694	2,421,325,512	187,269,716
End of period	$3,695,049	$55,947,468	$2,999,378	$4,067,263,994	$245,655,740

Beginning units	208,732	4,131,841	174,766	233,396,995	17,481,322
Units issued	468,302	3,844,444	505,761	202,285,327	9,913,247
Units redeemed	(223,147)	(3,446,244)	(293,063)	(23,377,559)	(4,181,474)
Ending units	453,887	4,530,041	387,464	412,304,763	23,213,095

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	10/16/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(8,786,381)	$(3,647,940)	$(66,634)	$(40,808)	$(3,296,961)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,847,121)	1,410,862	61,396	73,372	3,114,969
Net change in unrealized gain (loss) on investments	(24,415,820)	(2,090,367)	5,403	(41,603)	2,137,146
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(38,049,322)	(4,327,445)	165	(9,039)	1,955,154

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	129,374,676	50,444,424	3,966,393	3,616,364	94,315
Annuity payments	(15,550)	(14,592)	—	—	—
Surrenders, withdrawals and death benefits	(17,076,153)	(13,315,131)	(917,740)	(1,459,901)	(10,668,940)
Net transfers between other subaccounts
or fixed rate option	(783,921,777)	78,133,372	1,119,546	1,162,960	185,101,752
Other charges	(6,998,193)	(2,556,671)	(10,905)	(12,568)	(73,907)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(678,636,997)	112,691,402	4,157,294	3,306,855	174,453,220

TOTAL INCREASE (DECREASE) IN NET ASSETS	(716,686,319)	108,363,957	4,157,459	3,297,816	176,408,374

NET ASSETS
Beginning of period	716,686,319	177,915,933	2,526,772	2,452,958	30,229,896
End of period	$—	$286,279,890	$6,684,231	$5,750,774	$206,638,270

Beginning units	65,536,548	17,738,989	199,303	197,046	2,681,111
Units issued	27,122,745	23,396,596	476,338	463,933	31,905,147
Units redeemed	(92,659,293)	(12,102,519)	(154,643)	(214,595)	(16,200,303)
Ending units	—	29,033,066	520,998	446,384	18,385,955

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(6,149,930)	$(68,680)	$(114,936)	$(131,713)	$(104,388)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(144,441)	(70,075)	(90,616)	(33,895)	(235,728)
Net change in unrealized gain (loss) on investments	1,582,376	(373,032)	(437,487)	(709,947)	(678,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,711,995)	(511,787)	(643,039)	(875,555)	(1,018,124)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	223,700,786	16,534,177	20,245,565	40,062,588	19,562,130
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,993,934)	(6,442,346)	(9,659,420)	(14,335,122)	(9,134,734)
Net transfers between other subaccounts
or fixed rate option	33,342,037	2,498,073	5,363,936	5,280,995	2,690,188
Other charges	(5,327,834)	(57,336)	(104,307)	(104,942)	(94,849)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	246,721,055	12,532,568	15,845,774	30,903,519	13,022,735

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,009,060	12,020,781	15,202,735	30,027,964	12,004,611

NET ASSETS
Beginning of period	285,796,937	3,753,353	8,118,394	5,103,017	7,530,268
End of period	$527,805,997	$15,774,134	$23,321,129	$35,130,981	$19,534,879

Beginning units	27,150,543	366,409	784,123	483,991	755,686
Units issued	26,972,103	1,968,742	2,699,630	4,612,868	2,490,673
Units redeemed	(3,991,779)	(771,716)	(1,209,059)	(1,722,397)	(1,198,525)
Ending units	50,130,867	1,563,435	2,274,694	3,374,462	2,047,834

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(37,019)	$(38,938)	$(73,615)	$(3,203)	$(8,971)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(50,951)	(24,498)	(43,567)	(14,690)	(60,085)
Net change in unrealized gain (loss) on investments	(302,903)	(281,234)	(223,593)	5,986	(163,970)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(390,873)	(344,670)	(340,775)	(11,907)	(233,026)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,329,146	11,088,438	15,989,448	583,427	1,920,537
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,409,034)	(3,874,395)	(5,892,167)	(311,621)	(1,038,636)
Net transfers between other subaccounts
or fixed rate option	1,248,337	830,125	1,381,242	67,117	401,642
Other charges	(29,238)	(31,705)	(62,031)	(2,939)	(7,816)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,139,211	8,012,463	11,416,492	335,984	1,275,727

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,748,338	7,667,793	11,075,717	324,077	1,042,701

NET ASSETS
Beginning of period	1,746,156	2,585,806	4,355,800	318,258	933,505
End of period	$10,494,494	$10,253,599	$15,431,517	$642,335	$1,976,206

Beginning units	180,215	251,326	434,449	32,777	89,684
Units issued	1,507,133	1,259,309	1,984,632	98,268	291,915
Units redeemed	(560,115)	(493,359)	(845,260)	(60,518)	(168,798)
Ending units	1,127,233	1,017,276	1,573,821	70,527	212,801

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2015	1/1/2015	1/2/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(13,811)	$(595,036)	$(333,005)	$(383)	$(260)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(19,037)	(12,407)	302,578	42	(1)
Net change in unrealized gain (loss) on investments	(28,863)	(1,459,868)	349,326	(1,412)	(406)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(61,711)	(2,067,311)	318,899	(1,753)	(667)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,734,803	59,856,525	10,595	334,662	207,035
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,735,301)	(246,444)	(1,121,067)	(11,996)	(19,728)
Net transfers between other subaccounts
or fixed rate option	438,985	9,596,853	26,834,492	32,830	81,723
Other charges	(12,013)	(445,978)	(1,123)	(43)	(122)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,426,474	68,760,956	25,722,897	355,453	268,908

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,364,763	66,693,645	26,041,796	353,700	268,241

NET ASSETS
Beginning of period	1,248,297	4,452,161	—	—	—
End of period	$2,613,060	$71,145,806	$26,041,796	$353,700	$268,241

Beginning units	128,291	447,810	—	—	—
Units issued	409,538	7,424,822	4,771,701	37,049	29,675
Units redeemed	(261,525)	(542,915)	(2,145,565)	(1,804)	(3,129)
Ending units	276,304	7,329,717	2,626,136	35,245	26,546

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(348)	$(286)	$(748)	$(558)	$(597)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,253)	1	(639)	(1,818)	(90)
Net change in unrealized gain (loss) on investments	(5,246)	(478)	(7,666)	(5,329)	(5,521)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,847)	(763)	(9,053)	(7,705)	(6,208)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	251,132	280,141	504,667	361,627	590,803
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(123,467)	(8,661)	(186,831)	(64,962)	(33,928)
Net transfers between other subaccounts
or fixed rate option	142,051	31,082	260,875	184,612	136,271
Other charges	(156)	(97)	(354)	(464)	(222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	269,560	302,465	578,357	480,813	692,924

TOTAL INCREASE (DECREASE) IN NET ASSETS	262,713	301,702	569,304	473,108	686,716

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$262,713	$301,702	$569,304	$473,108	$686,716

Beginning units	—	—	—	—	—
Units issued	40,595	31,551	85,507	58,567	80,854
Units redeemed	(12,775)	(1,659)	(26,012)	(8,566)	(7,690)
Ending units	27,820	29,892	59,495	50,001	73,164

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	8/24/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(921)	$(315)	$(1,449)	$(1,444)	$30,601
Capital gains distributions received	—	—	—	—	276,727
Net realized gain (loss) on shares redeemed	(363)	35	(976)	(3,041)	(127)
Net change in unrealized gain (loss) on investments	(10,633)	(1,740)	(28,884)	(22,170)	(339,590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,917)	(2,020)	(31,309)	(26,655)	(32,389)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	939,021	355,262	1,220,802	1,253,836	5,327,359
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35,970)	(38,238)	(75,680)	(48,859)	(28,415)
Net transfers between other subaccounts
or fixed rate option	77,327	81,007	605,882	275,300	275,780
Other charges	(205)	(157)	(255)	(246)	(742)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	980,173	397,874	1,750,749	1,480,031	5,573,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	968,256	395,854	1,719,440	1,453,376	5,541,593

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$968,256	$395,854	$1,719,440	$1,453,376	$5,541,593

Beginning units	—	—	—	—	—
Units issued	103,970	44,557	189,602	167,224	560,448
Units redeemed	(4,154)	(3,908)	(11,156)	(8,766)	(4,491)
Ending units	99,816	40,649	178,446	158,458	555,957

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

SUBACCOUNT
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
8/24/2015*
to
12/31/2015

OPERATIONS
Net investment income (loss)	$22,590
Capital gains distributions received	1,136
Net realized gain (loss) on shares redeemed	(58)
Net change in unrealized gain (loss) on investments	(32,415)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,747)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,098,099
Annuity payments	—
Surrenders, withdrawals and death benefits	(5,217)
Net transfers between other subaccounts
or fixed rate option	134,041
Other charges	(165)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,226,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,218,011

NET ASSETS
Beginning of period	—
End of period	$1,218,011

Beginning units	—
Units issued	126,996
Units redeemed	(5,046)
Ending units	121,950

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,986,246)	$(503,027)	$(2,995,510)	$(193,942)	$(269,465)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	619,943	8,074,287	457,871	797,672
Net change in unrealized gain (loss) on investments	—	10,405,429	7,249,111	994,092	836,709
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,986,246)	10,522,345	12,327,888	1,258,021	1,364,916

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,295,340	620,868	873,041	18,576	97,769
Annuity payments	(1,108,469)	(994,024)	(780,789)	—	(220,124)
Surrenders, withdrawals and death benefits	(33,251,340)	(21,850,842)	(20,335,501)	(1,732,476)	(2,270,007)
Net transfers between other subaccounts
or fixed rate option	8,116,439	1,439,892	(3,589,586)	61,920	200,025
Other charges	(165,938)	(52,477)	(174,649)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,113,968)	(20,836,583)	(24,007,484)	(1,651,980)	(2,192,337)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,100,214)	(10,314,238)	(11,679,596)	(393,959)	(827,421)

NET ASSETS
Beginning of period	150,930,061	194,198,610	214,130,494	14,279,727	19,635,619
End of period	$123,829,847	$183,884,372	$202,450,898	$13,885,768	$18,808,198

Beginning units	127,982,851	81,006,929	79,925,071	5,641,597	8,177,079
Units issued	30,334,060	3,266,670	2,523,680	98,404	217,725
Units redeemed	(52,828,422)	(11,637,527)	(11,341,887)	(730,904)	(1,093,088)
Ending units	105,488,489	72,636,072	71,106,864	5,009,097	7,301,716

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,655,133)	$8,776,394	$(106,097)	$4,847,637	$(951,579)
Capital gains distributions received	—	—	—	13,648,805	—
Net realized gain (loss) on shares redeemed	13,599,970	579,963	111,827	16,013,778	2,322,972
Net change in unrealized gain (loss) on investments	16,031,501	(6,601,487)	(1,466,994)	(506,994)	(261,920)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,976,338	2,754,870	(1,461,264)	34,003,226	1,109,473

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,381,263	1,212,033	11,242	1,281,124	280,489
Annuity payments	(1,200,528)	(1,095,780)	(92,117)	(1,695,875)	(292,569)
Surrenders, withdrawals and death benefits	(36,907,175)	(27,575,714)	(455,813)	(35,358,252)	(6,672,215)
Net transfers between other subaccounts
or fixed rate option	(7,738,048)	1,952,111	(301,013)	(3,432,089)	(645,351)
Other charges	(419,347)	(250,018)	—	(370,762)	(78,305)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,883,835)	(25,757,368)	(837,701)	(39,575,854)	(7,407,951)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,907,497)	(23,002,498)	(2,298,965)	(5,572,628)	(6,298,478)

NET ASSETS
Beginning of period	316,368,012	201,311,229	7,849,508	316,543,431	67,255,997
End of period	$296,460,515	$178,308,731	$5,550,543	$310,970,803	$60,957,519

Beginning units	116,025,662	47,472,568	1,009,186	130,864,169	30,874,301
Units issued	2,678,644	2,404,194	28,322	5,341,753	915,774
Units redeemed	(18,954,997)	(7,700,606)	(134,108)	(21,784,089)	(4,403,510)
Ending units	99,749,309	42,176,156	903,400	114,421,833	27,386,565

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Investor Class)	Invesco V.I. Core Equity Fund (Series 1)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,433,617)	$(872,657)	$(80,923)	$259,714	$(528,116)
Capital gains distributions received	—	—	117,803	—	441,712
Net realized gain (loss) on shares redeemed	21,510,578	3,532,193	395,716	3,349,892	5,421,923
Net change in unrealized gain (loss) on investments	7,278,406	(423,764)	(972,680)	742,395	797,770
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,355,367	2,235,772	(540,084)	4,352,001	6,133,289

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,460,679	387,998	25,694	232,871	290,910
Annuity payments	(1,508,849)	(224,865)	(50,741)	(378,821)	(814,816)
Surrenders, withdrawals and death benefits	(33,082,608)	(6,057,582)	(1,856,301)	(7,741,273)	(10,273,193)
Net transfers between other subaccounts
or fixed rate option	(11,172,158)	(1,962,771)	313,066	(1,023,873)	(1,743,351)
Other charges	(286,331)	(14,424)	(5,442)	(19,473)	(32,228)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(44,589,267)	(7,871,644)	(1,573,724)	(8,930,569)	(12,572,678)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,233,900)	(5,635,872)	(2,113,808)	(4,578,568)	(6,439,389)

NET ASSETS
Beginning of period	317,172,024	67,442,401	22,371,031	79,490,475	97,179,814
End of period	$296,938,124	$61,806,529	$20,257,223	$74,911,907	$90,740,425

Beginning units	120,569,230	15,356,388	13,481,283	25,950,012	38,676,716
Units issued	2,559,570	507,265	552,468	650,362	437,739
Units redeemed	(19,466,256)	(2,314,082)	(1,509,359)	(3,498,151)	(5,257,633)
Ending units	103,662,544	13,549,571	12,524,392	23,102,223	33,856,822

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(635,534)	$3,950,124	$(120,652)	$(798,517)	$43,344
Capital gains distributions received	4,420,526	6,250,826	1,532,829	4,079,711	—
Net realized gain (loss) on shares redeemed	1,951,916	1,761,172	1,313,531	3,416,274	1,098,091
Net change in unrealized gain (loss) on investments	950,592	(23,494,194)	(1,026,053)	(2,334,140)	2,146,098
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,687,500	(11,532,072)	1,699,655	4,363,328	3,287,533

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	233,675	199,389	70,301	331,100	327,600
Annuity payments	(449,498)	(236,665)	(62,421)	(261,109)	(103,331)
Surrenders, withdrawals and death benefits	(5,590,169)	(7,949,418)	(2,318,967)	(6,382,799)	(3,569,589)
Net transfers between other subaccounts
or fixed rate option	(1,467,282)	(950,811)	(794,705)	(973,162)	39,499
Other charges	(23,476)	(26,728)	(6,063)	(21,442)	(7,174)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,296,750)	(8,964,233)	(3,111,855)	(7,307,412)	(3,312,995)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(609,250)	(20,496,305)	(1,412,200)	(2,944,084)	(25,462)

NET ASSETS
Beginning of period	63,509,198	96,032,116	21,699,752	64,474,846	30,803,351
End of period	$62,899,948	$75,535,811	$20,287,552	$61,530,762	$30,777,889

Beginning units	28,310,079	25,330,800	8,883,436	25,117,592	10,636,411
Units issued	416,917	640,086	107,997	745,141	517,042
Units redeemed	(3,573,323)	(3,043,101)	(1,350,861)	(3,551,646)	(1,615,850)
Ending units	25,153,673	22,927,785	7,640,572	22,311,087	9,537,603

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(404,102)	$(724,683)	$(144,080)	$(102,438)	$(1,713,332)
Capital gains distributions received	5,628,732	—	5,808,652	—	—
Net realized gain (loss) on shares redeemed	524,295	2,833,497	785,383	567,705	7,122,056
Net change in unrealized gain (loss) on investments	(4,124,430)	766,629	(5,134,353)	371,025	(2,069,035)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,624,495	2,875,443	1,315,602	836,292	3,339,689

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	129,750	174,174	108,832	3,345	392,663
Annuity payments	(136,467)	(151,336)	(61,646)	(22,660)	(200,382)
Surrenders, withdrawals and death benefits	(2,889,150)	(4,485,856)	(2,279,306)	(873,810)	(13,899,137)
Net transfers between other subaccounts
or fixed rate option	(585,051)	(1,190,988)	(1,040,985)	544,547	(1,506,942)
Other charges	(9,036)	(13,976)	(7,185)	(1,540)	(263,487)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,489,954)	(5,667,982)	(3,280,290)	(350,118)	(15,477,285)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,865,459)	(2,792,539)	(1,964,688)	486,174	(12,137,596)

NET ASSETS
Beginning of period	30,316,921	52,712,164	30,760,095	7,205,255	116,216,364
End of period	$28,451,462	$49,919,625	$28,795,407	$7,691,429	$104,078,768

Beginning units	11,730,730	22,694,156	20,231,593	7,839,359	45,198,887
Units issued	351,028	590,164	234,340	1,400,187	1,597,654
Units redeemed	(1,695,640)	(2,951,762)	(2,358,116)	(1,782,263)	(7,560,066)
Ending units	10,386,118	20,332,558	18,107,817	7,457,283	39,236,475
The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Janus Aspen Janus Portfolio (Service Shares)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Prudential SP International Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(163,402)	$(2,072,654)	$(632,150)	$(620,515)	$(3,669,871)
Capital gains distributions received	843,862	—	—	—	—
Net realized gain (loss) on shares redeemed	826,081	8,245,384	(58,325)	(124,328)	11,512,566
Net change in unrealized gain (loss) on investments	(336,604)	3,374,815	(2,277,469)	(2,092,441)	17,147,726
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,169,937	9,547,545	(2,967,944)	(2,837,284)	24,990,421

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	47,498	452,105	189,509	250,926	7,887,852
Annuity payments	(21,856)	(446,295)	(74,180)	(112,262)	(17,428)
Surrenders, withdrawals and death benefits	(1,276,042)	(17,022,415)	(5,238,460)	(5,304,646)	(10,219,473)
Net transfers between other subaccounts
or fixed rate option	(530,487)	(2,260,056)	101,338	314,474	17,094,664
Other charges	(31,831)	(317,756)	(92,298)	(106,467)	(2,073,981)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,812,718)	(19,594,417)	(5,114,091)	(4,957,975)	12,671,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	(642,781)	(10,046,872)	(8,082,035)	(7,795,259)	37,662,055

NET ASSETS
Beginning of period	12,064,745	137,597,753	43,540,982	41,162,674	221,800,922
End of period	$11,421,964	$127,550,881	$35,458,947	$33,367,415	$259,462,977

Beginning units	8,224,606	51,863,775	26,351,907	22,680,253	15,310,832
Units issued	275,845	1,504,898	1,249,483	983,234	4,654,355
Units redeemed	(1,491,897)	(8,847,316)	(4,330,625)	(3,793,703)	(3,952,395)
Ending units	7,008,554	44,521,357	23,270,765	19,869,784	16,012,792

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Schroders Multi-Asset World Strategies Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(43,789,724)	$(3,577,459)	$(27,654,003)	$(2,515,465)	$(3,498,439)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	52,915,866	8,505,775	27,446,651	7,834,048	5,746,086
Net change in unrealized gain (loss) on investments	23,674,132	47,576,427	60,334,920	(5,445,848)	(395,128)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,800,274	52,504,743	60,127,568	(127,265)	1,852,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	98,493,547	5,802,890	90,865,019	2,862,798	11,407,325
Annuity payments	(82,711)	(32,437)	(366,041)	(24,987)	(158,768)
Surrenders, withdrawals and death benefits	(80,271,708)	(9,226,924)	(57,951,304)	(6,426,410)	(12,152,028)
Net transfers between other subaccounts
or fixed rate option	(122,057,992)	6,390,835	(41,260,724)	(5,133,453)	(12,262,656)
Other charges	(25,429,923)	(1,836,131)	(15,290,670)	(1,269,160)	(1,591,000)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(129,348,787)	1,098,233	(24,003,720)	(9,991,212)	(14,757,127)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,548,513)	53,602,976	36,123,848	(10,118,477)	(12,904,608)

NET ASSETS
Beginning of period	2,636,511,509	186,234,548	1,639,216,534	156,740,923	216,591,340
End of period	$2,539,962,996	$239,837,524	$1,675,340,382	$146,622,446	$203,686,732

Beginning units	209,605,294	13,244,438	131,616,515	10,554,251	16,564,062
Units issued	22,610,778	5,198,705	15,212,072	1,873,250	6,100,786
Units redeemed	(32,327,417)	(5,131,251)	(16,324,516)	(2,564,067)	(7,137,368)
Ending units	199,888,655	13,311,892	130,504,071	9,863,434	15,527,480

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,744,632)	$(1,798,086)	$(1,878,352)	$(4,489,213)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	10,739,907	6,905,924	8,265,098	13,426,753
Net change in unrealized gain (loss) on investments	(3,381,016)	7,643,071	(3,126,077)	15,054,195
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,614,259	12,750,909	3,260,669	23,991,735

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,494,896	3,537,757	3,128,285	6,991,454
Annuity payments	(91,524)	(18,364)	(78,219)	(27,616)
Surrenders, withdrawals and death benefits	(6,587,649)	(4,393,183)	(5,097,887)	(11,383,619)
Net transfers between other subaccounts
or fixed rate option	3,542,011	(1,959,015)	(9,355,501)	(7,675,090)
Other charges	(1,477,499)	(913,794)	(872,962)	(2,276,657)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,119,765)	(3,746,599)	(12,276,284)	(14,371,528)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,494,494	9,004,310	(9,015,615)	9,620,207

NET ASSETS
Beginning of period	165,527,400	104,910,530	116,350,334	261,949,491
End of period	$169,021,894	$113,914,840	$107,334,719	$271,569,698

Beginning units	10,131,377	6,398,667	7,037,534	15,464,440
Units issued	4,179,553	1,792,764	1,877,312	3,926,333
Units redeemed	(4,279,123)	(2,021,700)	(2,620,935)	(4,698,667)
Ending units	10,031,807	6,169,731	6,293,911	14,692,106

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,887,200)	$(7,727,817)	$(6,194,961)	$(1,757,070)	$(4,326,555)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,653,317	2,437,958	16,122,217	6,694,014	13,083,844
Net change in unrealized gain (loss) on investments	33,285,748	32,200,094	27,283,225	2,940,022	7,423,717
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	45,051,865	26,910,235	37,210,481	7,876,966	16,181,006

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,628,669	12,207,888	5,312,489	5,227,922	7,189,759
Annuity payments	(67,716)	(40,378)	(559,673)	(17,250)	(90,900)
Surrenders, withdrawals and death benefits	(17,583,461)	(21,901,382)	(16,813,650)	(4,487,311)	(10,024,884)
Net transfers between other subaccounts
or fixed rate option	11,162,392	49,705,307	127,973,609	1,100,086	246,134
Other charges	(4,028,164)	(6,091,626)	(3,287,287)	(1,045,625)	(2,518,931)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(888,280)	33,879,809	112,625,488	777,822	(5,198,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,163,585	60,790,044	149,835,969	8,654,788	10,982,184

NET ASSETS
Beginning of period	365,288,606	533,925,206	255,014,042	113,750,049	273,973,887
End of period	$409,452,191	$594,715,250	$404,850,011	$122,404,837	$284,956,071

Beginning units	25,383,341	46,780,133	16,363,267	7,176,134	16,795,002
Units issued	5,572,315	12,060,916	13,534,480	2,249,015	5,230,251
Units redeemed	(5,700,391)	(9,289,633)	(6,114,508)	(2,181,742)	(5,527,852)
Ending units	25,255,265	49,551,416	23,783,239	7,243,407	16,497,401

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Neuberger Berman / LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Equity Income Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,705,622)	$(3,005,116)	$(4,307,216)	$(2,036,485)	$(5,664,136)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,642,469	(787,920)	10,238,310	5,958,156	8,496,082
Net change in unrealized gain (loss) on investments	20,987,783	706,223	12,334,345	13,015,970	(34,565,699)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	31,924,630	(3,086,813)	18,265,439	16,937,641	(31,733,753)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,329,204	4,764,280	8,741,098	3,463,463	6,833,466
Annuity payments	(98,356)	(55,898)	(6,063)	(4,442)	(118,083)
Surrenders, withdrawals and death benefits	(13,421,108)	(13,959,453)	(9,370,738)	(5,084,069)	(14,964,816)
Net transfers between other subaccounts
or fixed rate option	9,582,255	(10,054,980)	1,716,913	51,333,513	4,624,132
Other charges	(2,325,133)	(1,217,695)	(3,240,621)	(1,040,835)	(2,795,220)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,066,862	(20,523,746)	(2,159,411)	48,667,630	(6,420,521)

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,991,492	(23,610,559)	16,106,028	65,605,271	(38,154,274)

NET ASSETS
Beginning of period	259,477,265	185,800,284	306,640,049	103,101,788	333,568,421
End of period	$292,468,757	$162,189,725	$322,746,077	$168,707,059	$295,414,147

Beginning units	15,233,966	17,793,464	21,980,538	6,346,657	29,033,620
Units issued	4,987,634	5,257,481	3,951,174	4,843,454	10,847,827
Units redeemed	(4,872,123)	(7,184,978)	(4,114,882)	(2,210,412)	(11,230,367)
Ending units	15,349,477	15,865,967	21,816,830	8,979,699	28,651,080

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(123,062,097)	$(5,389,705)	$(3,464,472)	$(2,785,992)	$(23,170,716)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	90,971,266	11,517,102	4,465,079	(304,263)	20,416,371
Net change in unrealized gain (loss) on investments	345,108,884	240,863	(18,138,406)	1,406,712	56,145,958
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	313,018,053	6,368,260	(17,137,799)	(1,683,543)	53,391,613

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	620,931,831	10,770,557	3,676,313	6,565,915	232,424,890
Annuity payments	(585,961)	(85,985)	(265,073)	(71,067)	(270,511)
Surrenders, withdrawals and death benefits	(209,605,207)	(11,915,606)	(7,216,587)	(7,345,855)	(44,984,678)
Net transfers between other subaccounts
or fixed rate option	32,900,801	33,888,805	17,033,688	1,308,642	102,736,396
Other charges	(75,370,046)	(2,995,250)	(1,746,088)	(1,971,527)	(13,655,236)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	368,271,418	29,662,521	11,482,253	(1,513,892)	276,250,861

TOTAL INCREASE (DECREASE) IN NET ASSETS	681,289,471	36,030,781	(5,655,546)	(3,197,435)	329,642,474

NET ASSETS
Beginning of period	7,295,773,746	320,306,026	207,308,532	197,497,290	1,219,180,055
End of period	$7,977,063,217	$356,336,807	$201,652,986	$194,299,855	$1,548,822,529

Beginning units	535,636,451	20,596,304	16,428,334	19,027,712	106,042,703
Units issued	79,258,593	8,402,881	5,120,464	3,536,753	42,555,974
Units redeemed	(46,368,046)	(6,480,754)	(4,164,391)	(3,651,140)	(18,571,778)
Ending units	568,526,998	22,518,431	17,384,407	18,913,325	130,026,899

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(117,281,762)	$(72,750,126)	$(111,792,335)	$(78,276,914)	$(51,821,901)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	94,697,186	95,706,429	128,836,422	83,912,490	44,610,435
Net change in unrealized gain (loss) on investments	374,353,508	59,313,157	302,854,566	176,544,566	54,131,026
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	351,768,932	82,269,460	319,898,653	182,180,142	46,919,560

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	512,802,515	114,457,440	471,046,445	223,271,228	208,006,992
Annuity payments	(796,622)	(780,486)	(1,304,222)	(1,457,326)	(132,766)
Surrenders, withdrawals and death benefits	(209,753,742)	(163,169,733)	(305,158,588)	(224,651,902)	(97,783,785)
Net transfers between other subaccounts
or fixed rate option	259,517,236	(228,388,375)	22,826,995	(135,711,038)	(64,276,862)
Other charges	(58,256,672)	(35,155,467)	(57,748,662)	(38,624,903)	(30,839,394)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	503,512,715	(313,036,621)	129,661,968	(177,173,941)	14,974,185

TOTAL INCREASE (DECREASE) IN NET ASSETS	855,281,647	(230,767,161)	449,560,621	5,006,201	61,893,745

NET ASSETS
Beginning of period	6,496,922,673	4,268,987,509	6,621,022,037	4,626,397,788	3,164,359,014
End of period	$7,352,204,320	$4,038,220,348	$7,070,582,658	$4,631,403,989	$3,226,252,759

Beginning units	477,773,399	351,118,214	500,114,203	372,081,247	248,285,247
Units issued	84,711,039	34,165,898	63,815,696	44,538,340	30,841,738
Units redeemed	(45,648,348)	(59,042,809)	(49,900,651)	(56,316,557)	(28,036,054)
Ending units	516,836,090	326,241,303	514,029,248	360,303,030	251,090,931

The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(67,512,802)	$(98,385,521)	$(9,507,694)	$(3,371,060)	$(3,422,560)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,598,752	82,605,065	30,501,608	—	11,310,070
Net change in unrealized gain (loss) on investments	290,309,554	272,951,036	14,153,499	—	(5,292,822)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	289,395,504	257,170,580	35,147,413	(3,371,060)	2,594,688

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	396,347,270	473,353,471	15,108,616	27,726,396	4,251,353
Annuity payments	(102,703)	(500,837)	(197,508)	(372,935)	(40,497)
Surrenders, withdrawals and death benefits	(111,762,787)	(166,419,591)	(25,188,329)	(541,946,316)	(10,353,999)
Net transfers between other subaccounts
or fixed rate option	98,185,021	(34,653,492)	36,967,604	498,669,589	(7,556,877)
Other charges	(40,348,632)	(58,571,567)	(4,578,353)	(1,316,304)	(1,591,535)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	342,318,169	213,207,984	22,112,030	(17,239,570)	(15,291,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS	631,713,673	470,378,564	57,259,443	(20,610,630)	(12,696,867)

NET ASSETS
Beginning of period	3,842,655,603	5,785,627,771	533,489,977	213,351,383	209,243,993
End of period	$4,474,369,276	$6,256,006,335	$590,749,420	$192,740,753	$196,547,126

Beginning units	296,876,303	426,587,465	30,310,526	22,470,117	11,797,325
Units issued	71,848,709	59,738,841	11,436,303	82,675,436	3,444,802
Units redeemed	(43,919,773)	(39,229,017)	(10,157,260)	(84,562,496)	(4,347,953)
Ending units	324,805,239	447,097,289	31,589,569	20,583,057	10,894,174

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	NVIT Developing Markets Fund (Class II)	AST Investment Grade Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(36,176,687)	$(1,553,955)	$(2,460,907)	$(81,250)	$(10,142,018)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,924,460	2,221,822	2,822,412	(601,649)	27,516,144
Net change in unrealized gain (loss) on investments	75,148,785	(8,799,804)	(14,599,899)	(31,209)	8,273,533
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,896,558	(8,131,937)	(14,238,394)	(714,108)	25,647,659

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,207,648	3,423,733	5,982,370	18,269	—
Annuity payments	(1,118,893)	—	(64,610)	(5,435)	(134,596)
Surrenders, withdrawals and death benefits	(111,840,438)	(3,187,660)	(6,255,953)	(1,385,534)	(32,638,477)
Net transfers between other subaccounts
or fixed rate option	(151,696,514)	6,493,530	11,487,427	(703,990)	119,488,830
Other charges	(18,679,305)	(810,811)	(2,331,328)	(31,217)	(6,349,432)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(261,127,502)	5,918,792	8,817,906	(2,107,907)	80,366,325

TOTAL INCREASE (DECREASE) IN NET ASSETS	(205,230,944)	(2,213,145)	(5,420,488)	(2,822,015)	106,013,984

NET ASSETS
Beginning of period	2,248,671,453	92,461,154	206,639,394	10,904,677	621,532,307
End of period	$2,043,440,509	$90,248,009	$201,218,906	$8,082,662	$727,546,291

Beginning units	201,354,458	7,524,472	17,172,146	742,948	48,729,870
Units issued	29,703,591	2,565,401	3,351,746	45,731	125,792,735
Units redeemed	(52,482,271)	(2,088,155)	(2,612,216)	(194,129)	(119,552,935)
Ending units	178,575,778	8,001,718	17,911,676	594,550	54,969,670

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(8,299,655)	$(1,903,688)	$(355,085)	$(1,473,015)	$(4,006,743)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,614,184	1,375,076	(145,979)	3,163,617	3,832,992
Net change in unrealized gain (loss) on investments	30,024,573	1,136,213	895,656	7,982,892	(13,426,752)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	24,339,102	607,601	394,592	9,673,494	(13,600,503)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,185,821	2,969	177	2,003,071	3,229,677
Annuity payments	(15,994)	(44,634)	—	—	(45,471)
Surrenders, withdrawals and death benefits	(22,186,314)	(6,227,192)	(1,615,586)	(2,787,766)	(7,553,514)
Net transfers between other subaccounts
or fixed rate option	98,884,582	(21,668,154)	(5,181,232)	(2,329,180)	(2,563,353)
Other charges	(4,313,496)	(54,014)	(6,826)	(774,961)	(2,251,932)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	78,554,599	(27,991,025)	(6,803,467)	(3,888,836)	(9,184,593)

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,893,701	(27,383,424)	(6,408,875)	5,784,658	(22,785,096)

NET ASSETS
Beginning of period	433,900,626	103,179,417	20,191,487	82,370,919	237,959,556
End of period	$536,794,327	$75,795,993	$13,782,612	$88,155,577	$215,174,460

Beginning units	38,646,845	8,868,288	1,691,166	6,106,874	22,889,863
Units issued	19,265,815	1,121,510	226,128	1,770,397	8,393,948
Units redeemed	(12,502,727)	(3,517,141)	(789,925)	(2,040,345)	(9,217,574)
Ending units	45,409,933	6,472,657	1,127,369	5,836,926	22,066,237

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(5,081,330)	$(52,821,153)	$(53,163,091)	$(34,637,298)	$(32,043,525)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,967,790	44,574,991	37,513,354	34,729,612	27,591,382
Net change in unrealized gain (loss) on investments	5,820,431	141,952,646	128,398,437	98,252,706	50,023,510
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,706,891	133,706,484	112,748,700	98,345,020	45,571,367

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,172,219	246,746,836	285,035,668	174,349,040	211,469,641
Annuity payments	(45,446)	(63,576)	(95,497)	(35,666)	(88,671)
Surrenders, withdrawals and death benefits	(11,007,567)	(79,125,750)	(89,609,044)	(51,303,516)	(59,404,706)
Net transfers between other subaccounts
or fixed rate option	11,685,612	6,779,266	(48,601,930)	(36,738,193)	(58,901,463)
Other charges	(2,732,043)	(32,626,534)	(33,951,672)	(21,637,782)	(20,241,701)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,072,775	141,710,242	112,777,525	64,633,883	72,833,100

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,779,666	275,416,726	225,526,225	162,978,903	118,404,467

NET ASSETS
Beginning of period	301,627,095	3,115,314,824	3,225,998,690	2,077,440,086	1,929,095,433
End of period	$322,406,761	$3,390,731,550	$3,451,524,915	$2,240,418,989	$2,047,499,900

Beginning units	17,117,415	229,670,371	262,920,377	155,830,286	160,349,399
Units issued	5,574,993	34,994,071	36,713,028	23,280,576	30,071,539
Units redeemed	(5,265,910)	(22,338,360)	(25,643,398)	(16,876,338)	(22,309,403)
Ending units	17,426,498	242,326,082	273,990,007	162,234,524	168,111,535

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST FI Pyramis® Asset Allocation Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials	ProFund VP Health Care
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(37,736,852)	$(5,157)	$(1,643)	$(11,009)	$(24,280)
Capital gains distributions received	—	369	—	—	—
Net realized gain (loss) on shares redeemed	24,029,438	62,389	39,032	105,700	220,135
Net change in unrealized gain (loss) on investments	104,476,065	(23,934)	(17,928)	(4,596)	213,384
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	90,768,651	33,667	19,461	90,095	409,239

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	282,683,859	3,136	—	—	75,268
Annuity payments	(80,360)	—	—	—	—
Surrenders, withdrawals and death benefits	(52,323,626)	(32,713)	(4,477)	(102,777)	(247,149)
Net transfers between other subaccounts
or fixed rate option	59,043,651	(126,497)	(51,474)	72,805	176,893
Other charges	(23,087,197)	(2,929)	(1,478)	(6,156)	(15,120)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	266,236,327	(159,003)	(57,429)	(36,128)	(10,108)

TOTAL INCREASE (DECREASE) IN NET ASSETS	357,004,978	(125,336)	(37,968)	53,967	399,131

NET ASSETS
Beginning of period	2,122,569,187	518,459	404,042	863,069	1,795,350
End of period	$2,479,574,165	$393,123	$366,074	$917,036	$2,194,481

Beginning units	157,736,679	27,168	25,017	95,105	103,938
Units issued	36,326,446	5,014	10,081	46,441	52,728
Units redeemed	(14,371,817)	(13,294)	(14,041)	(55,475)	(52,760)
Ending units	179,691,308	18,888	21,057	86,071	103,906

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,664)	$(8,253)	$(7,800)	$1,160	$(8,519)
Capital gains distributions received	—	51,832	—	—	127,865
Net realized gain (loss) on shares redeemed	51,026	32,500	129,617	33,635	28,522
Net change in unrealized gain (loss) on investments	(28,367)	(57,077)	(84,476)	94,630	(173,367)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,995	19,002	37,341	129,425	(25,499)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	234	7,686	2,926	24,914	144,501
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(94,641)	(56,859)	(167,658)	(56,141)	(181,797)
Net transfers between other subaccounts
or fixed rate option	34,349	(51,955)	(121,970)	152,997	(358,880)
Other charges	(3,779)	(4,472)	(5,220)	(4,780)	(4,229)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(63,837)	(105,600)	(291,922)	116,990	(400,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,842)	(86,598)	(254,581)	246,415	(425,904)

NET ASSETS
Beginning of period	421,843	628,203	759,404	446,378	1,183,248
End of period	$376,001	$541,605	$504,823	$692,793	$757,344

Beginning units	29,286	41,666	50,948	43,744	67,635
Units issued	13,824	8,360	64,408	32,705	38,142
Units redeemed	(17,621)	(15,907)	(83,231)	(25,244)	(62,440)
Ending units	25,489	34,119	32,125	51,205	43,337
The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(4,516)	$3,294	$3,508	$(17,871)	$(10,142)
Capital gains distributions received	21,039	—	—	—	—
Net realized gain (loss) on shares redeemed	86,047	4,448	50,173	79,361	86,788
Net change in unrealized gain (loss) on investments	(85,674)	(7,260)	103,851	87,400	37,630
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,896	482	157,532	148,890	114,276

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,323	—	38,087	17,048	17,942
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(55,678)	(55,471)	(26,359)	(135,358)	(184,722)
Net transfers between other subaccounts
or fixed rate option	(147,557)	(8,066)	96,800	623,582	291,260
Other charges	(2,592)	(661)	(5,281)	(10,551)	(9,232)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(203,504)	(64,198)	103,247	494,721	115,248

TOTAL INCREASE (DECREASE) IN NET ASSETS	(186,608)	(63,716)	260,779	643,611	229,524

NET ASSETS
Beginning of period	448,176	161,079	559,971	1,188,375	1,312,378
End of period	$261,568	$97,363	$820,750	$1,831,986	$1,541,902

Beginning units	28,475	14,233	49,162	83,825	104,670
Units issued	24,896	5,880	33,698	55,660	73,242
Units redeemed	(37,098)	(11,542)	(28,118)	(24,648)	(59,102)
Ending units	16,273	8,571	54,742	114,837	118,810

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,510,220)	$(1,985,602)	$(574,842)	$(1,871,629)	$(2,157,051)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,619,729	7,323,668	455,900	1,333,052	1,638,465
Net change in unrealized gain (loss) on investments	3,997,423	3,462,386	1,223,623	15,030	4,962,818
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,106,932	8,800,452	1,104,681	(523,547)	4,444,232

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,447,971	6,498,115	1,882	6,959	2,238
Annuity payments	—	(3,161)	(44,102)	(150,115)	—
Surrenders, withdrawals and death benefits	(2,982,027)	(3,912,090)	(1,806,519)	(9,313,828)	(14,691,112)
Net transfers between other subaccounts
or fixed rate option	3,412,167	12,192,699	(3,670,761)	(14,944,115)	29,269,430
Other charges	(756,906)	(1,122,046)	(8,909)	(43,483)	(48,710)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,121,205	13,653,517	(5,528,409)	(24,444,582)	14,531,846

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,228,137	22,453,969	(4,423,728)	(24,968,129)	18,976,078

NET ASSETS
Beginning of period	84,817,368	114,261,076	30,751,032	98,017,645	81,707,172
End of period	$93,045,505	$136,715,045	$26,327,304	$73,049,516	$100,683,250

Beginning units	5,993,027	7,114,061	2,612,664	8,654,724	6,858,333
Units issued	1,739,583	3,485,315	1,808,903	1,903,672	6,451,684
Units redeemed	(1,660,771)	(2,688,407)	(2,262,756)	(4,053,160)	(5,287,692)
Ending units	6,071,839	7,910,969	2,158,811	6,505,236	8,022,325

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$6,938	$(19,868)	$(8,892)	$(12,491)	$(1,295,450)
Capital gains distributions received	12,410	220,607	48,695	—	—
Net realized gain (loss) on shares redeemed	9,585	137,868	52,271	86,660	287,882
Net change in unrealized gain (loss) on investments	(66,318)	(313,385)	(115,227)	(35,086)	5,552,214
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(37,385)	25,222	(23,153)	39,083	4,544,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,014	237
Annuity payments	—	—	—	—	(106,062)
Surrenders, withdrawals and death benefits	(74,105)	(274,193)	(147,462)	(139,118)	(4,091,057)
Net transfers between other subaccounts
or fixed rate option	(29,647)	(137,657)	14,162	(86,679)	(16,967,377)
Other charges	(1,138)	(3,371)	(837)	(2,592)	(44,794)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(104,890)	(415,221)	(134,137)	(227,375)	(21,209,053)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(142,275)	(389,999)	(157,290)	(188,292)	(16,664,407)

NET ASSETS
Beginning of period	596,605	1,416,984	602,307	1,184,928	64,898,510
End of period	$454,330	$1,026,985	$445,017	$996,636	$48,234,103

Beginning units	36,614	472,750	33,271	86,455	5,949,622
Units issued	489	3,389	2,919	3,028	899,230
Units redeemed	(7,229)	(142,292)	(10,784)	(18,871)	(2,748,124)
Ending units	29,874	333,847	25,406	70,612	4,100,728

The accompanying notes are an integral part of these financial statements.
A 83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Neuberger Berman Core Bond Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(7,572,049)	$(29,783,719)	$(23,433)	$(2,274,171)	$(766,481)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,026,982	24,189,212	98,920	749,643	260,435
Net change in unrealized gain (loss) on investments	25,913,736	61,847,674	63,160	9,020,445	1,926,951
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,368,669	56,253,167	138,647	7,495,917	1,420,905

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	159,721,258	142,942,954	—	7,078,819	1,156,462
Annuity payments	—	(641,920)	—	—	—
Surrenders, withdrawals and death benefits	(12,553,380)	(76,760,244)	(78,113)	(6,308,895)	(2,676,444)
Net transfers between other subaccounts
or fixed rate option	19,296,295	(11,571,386)	(146,500)	36,193,236	18,200,206
Other charges	(181,161)	(15,408,957)	(2,209)	(1,950,871)	(418,863)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	166,283,012	38,560,447	(226,822)	35,012,289	16,261,361

TOTAL INCREASE (DECREASE) IN NET ASSETS	187,651,681	94,813,614	(88,175)	42,508,206	17,682,266

NET ASSETS
Beginning of period	358,116,971	1,757,752,503	1,674,483	151,662,516	38,272,267
End of period	$545,768,652	$1,852,566,117	$1,586,308	$194,170,722	$55,954,533

Beginning units	30,084,374	159,964,208	106,769	14,766,580	3,858,589
Units issued	16,118,840	21,610,999	82	7,107,452	3,235,590
Units redeemed	(2,249,716)	(18,097,958)	(13,905)	(3,772,340)	(1,639,767)
Ending units	43,953,498	163,477,249	92,946	18,101,692	5,454,412

The accompanying notes are an integral part of these financial statements.
A 84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST Franklin Templeton Founding Funds Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(3,096,259)	$(53,529,937)	$(7,036,195)	$(26,044)	$(362,769)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,663,579	58,417,758	5,462,919	(6,330)	668,903
Net change in unrealized gain (loss) on investments	13,892,738	46,472,246	16,704,893	(16,733)	1,804,277
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,460,058	51,360,067	15,131,617	(49,107)	2,110,411

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,395	27,873,122	94,831,389	1,185,465	3,091,988
Annuity payments	—	(272,639)	(19,077)	—	—
Surrenders, withdrawals and death benefits	(9,105,255)	(100,533,983)	(10,492,272)	(113,418)	(797,567)
Net transfers between other subaccounts
or fixed rate option	(112,260,707)	(67,017,036)	13,353,387	51,582	12,408,242
Other charges	(61,621)	(32,123,318)	(4,598,440)	(1,245)	(183,954)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(121,421,188)	(172,073,854)	93,074,987	1,122,384	14,518,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,961,130)	(120,713,787)	108,206,604	1,073,277	16,629,120

NET ASSETS
Beginning of period	199,986,371	3,294,489,549	383,555,152	1,403,999	15,935,520
End of period	$94,025,241	$3,173,775,762	$491,761,756	$2,477,276	$32,564,640

Beginning units	21,962,329	250,382,552	31,972,895	149,931	1,182,619
Units issued	1,472,621	10,174,964	12,679,009	192,819	1,742,149
Units redeemed	(14,049,075)	(22,961,019)	(4,788,145)	(79,310)	(688,466)
Ending units	9,385,875	237,596,497	39,863,759	263,440	2,236,302

The accompanying notes are an integral part of these financial statements.
A 85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,029,700)	$(23,844)	$(530,524)	$(12,728)	$(30,113,342)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,793,465	5,809	621,472	5,238	23,331
Net change in unrealized gain (loss) on investments	5,530,676	(95,972)	3,656,110	(76,538)	141,380,488
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,294,441	(114,007)	3,747,058	(84,028)	111,290,477

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,202	873,569	2,069,822	935,910	1,662,743,786
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(3,240,518)	(416,468)	(1,725,248)	(22,438)	(53,491,779)
Net transfers between other subaccounts
or fixed rate option	(10,331,167)	497,214	32,183,958	343,307	5,276,919
Other charges	(24,950)	(1,215)	(270,908)	(819)	(147,809)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,593,433)	953,100	32,257,624	1,255,960	1,614,381,117

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,298,992)	839,093	36,004,682	1,171,932	1,725,671,594

NET ASSETS
Beginning of period	63,243,893	1,183,784	17,800,424	466,762	695,653,918
End of period	$55,944,901	$2,022,877	$53,805,106	$1,638,694	$2,421,325,512

Beginning units	7,249,026	116,897	1,526,307	48,486	73,129,351
Units issued	5,617,976	198,761	3,632,709	177,464	172,091,562
Units redeemed	(7,157,004)	(106,926)	(1,027,175)	(51,184)	(11,823,918)
Ending units	5,709,998	208,732	4,131,841	174,766	233,396,995

The accompanying notes are an integral part of these financial statements.
A 86

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Franklin Templeton Founding Funds Plus Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(2,144,060)	$(8,719,364)	$(2,018,021)	$(16,350)	$(10,744)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	477,638	2,409,174	1,451,784	53,927	16,112
Net change in unrealized gain (loss) on investments	3,752,108	4,995,592	4,219,183	126,616	98,174
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,085,686	(1,314,598)	3,652,946	164,193	103,542

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75,973,343	260,221,655	62,380,086	1,223,356	1,144,336
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(3,391,674)	(12,349,731)	(8,483,912)	(56,692)	(452,363)
Net transfers between other subaccounts
or fixed rate option	27,405,502	126,419,837	41,617,550	430,743	1,522,261
Other charges	(1,442,256)	(6,008,360)	(1,317,188)	(494)	(473)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	98,544,915	368,283,401	94,196,536	1,596,913	2,213,761

TOTAL INCREASE (DECREASE) IN NET ASSETS	100,630,601	366,968,803	97,849,482	1,761,106	2,317,303

NET ASSETS
Beginning of period	86,639,115	349,717,516	80,066,451	765,666	135,655
End of period	$187,269,716	$716,686,319	$177,915,933	$2,526,772	$2,452,958

Beginning units	8,247,457	32,310,421	8,260,335	65,727	11,602
Units issued	11,130,772	42,384,773	17,464,701	202,066	270,886
Units redeemed	(1,896,907)	(9,158,646)	(7,986,047)	(68,490)	(85,442)
Ending units	17,481,322	65,536,548	17,738,989	199,303	197,046

The accompanying notes are an integral part of these financial statements.
A 87

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/2/2014*	2/10/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(179,787)	$(1,879,043)	$(5,743)	$(14,612)	$(8,304)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	150,336	(2,176)	(4,635)	(1,395)	1,386
Net change in unrealized gain (loss) on investments	1,143,168	6,487,604	8,702	14,228	59,993
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,113,717	4,606,385	(1,676)	(1,779)	53,075

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	256,498,083	3,557,839	7,576,127	4,899,088
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(895,718)	(625,141)	(21,482)	(22,551)	(35,360)
Net transfers between other subaccounts
or fixed rate option	30,013,158	26,608,591	222,223	576,821	191,493
Other charges	(1,261)	(1,290,981)	(3,551)	(10,224)	(5,279)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	29,116,179	281,190,552	3,755,029	8,120,173	5,049,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,229,896	285,796,937	3,753,353	8,118,394	5,103,017

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$30,229,896	$285,796,937	$3,753,353	$8,118,394	$5,103,017

Beginning units	—	—	—	—	—
Units issued	3,392,539	27,909,723	402,378	817,899	560,309
Units redeemed	(711,428)	(759,180)	(35,969)	(33,776)	(76,318)
Ending units	2,681,111	27,150,543	366,409	784,123	483,991

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 88

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*	4/28/2014*
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(10,449)	$(2,519)	$(4,223)	$(7,890)	$(266)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,948)	(1,230)	74	(33)	(665)
Net change in unrealized gain (loss) on investments	(40,442)	(24,366)	14,431	(21,477)	(5,713)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(53,839)	(28,115)	10,282	(29,400)	(6,644)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,526,860	1,743,586	2,410,964	4,431,706	307,415
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(30,633)	(3,624)	(18,041)	(40,289)	—
Net transfers between other subaccounts
or fixed rate option	93,686	35,532	185,293	(945)	17,579
Other charges	(5,806)	(1,223)	(2,692)	(5,272)	(92)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,584,107	1,774,271	2,575,524	4,385,200	324,902

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,530,268	1,746,156	2,585,806	4,355,800	318,258

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$7,530,268	$1,746,156	$2,585,806	$4,355,800	$318,258

Beginning units	—	—	—	—	—
Units issued	802,963	202,108	259,433	493,663	35,537
Units redeemed	(47,277)	(21,893)	(8,107)	(59,214)	(2,760)
Ending units	755,686	180,215	251,326	434,449	32,777

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 89

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	4/28/2014*	4/28/2014*	11/24/2014*
	to	to	to
	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,029)	$(1,929)	$(2,674)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(110)	(2,033)	1
Net change in unrealized gain (loss) on investments	(5,061)	(13,376)	23,002
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,200)	(17,338)	20,329

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	863,540	1,191,842	3,739,405
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	(2,037)	(4,172)	—
Net transfers between other subaccounts
or fixed rate option	78,869	79,068	692,427
Other charges	(667)	(1,103)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	939,705	1,265,635	4,431,832

TOTAL INCREASE (DECREASE) IN NET ASSETS	933,505	1,248,297	4,452,161

NET ASSETS
Beginning of period	—	—	—
End of period	$933,505	$1,248,297	$4,452,161

Beginning units	—	—	—
Units issued	90,397	137,025	448,724
Units redeemed	(713)	(8,734)	(914)
Ending units	89,684	128,291	447,810

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 90

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2015

Note 1: General
Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Strategic Partners Variable Annuity One	Prudential Premier B, L, X Series
Strategic Partners Variable Annuity One 3	Prudential Premier Bb Series
Strategic Partners Select	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Advisor	Prudential Premier Advisor
Strategic Partners Plus	Prudential Premier Retirement Variable Annuity
Strategic Partners FlexElite	Prudential Defined Income Annuity
Discovery Preferred	Prudential Premier Investment Variable Annuity B, C Series
Discovery Select
Discovery Choice

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.
The corresponding subaccount names are as follows:

Prudential Money Market Portfolio	Janus Aspen Janus Portfolio	SP Prudential U.S. Emerging Growth
Prudential Diversified Bond Portfolio	(Institutional Shares)	Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Aspen Overseas Portfolio	Prudential SP International Growth
Prudential Flexible Managed Portfolio	(Institutional Shares)	Portfolio (Class I)
Prudential Conservative Balanced	MFS Research Series (Initial Class)	Prudential SP International Value
Portfolio	MFS Growth Series (Initial Class)	Portfolio**
Prudential Value Portfolio (Class I)	American Century VP Value Fund	AST Goldman Sachs Large-Cap Value
Prudential High Yield Bond Portfolio	(Class I)	Portfolio
Prudential Natural Resources Portfolio	Franklin Small-Mid Cap Growth VIP	AST Schroders Multi-Asset World
(Class I)	Fund (Class 2)	Strategies Portfolio**
Prudential Stock Index Portfolio	Prudential Jennison 20/20 Focus	AST Cohen & Steers Realty Portfolio
Prudential Global Portfolio	Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities
Prudential Jennison Portfolio (Class I)	Davis Value Portfolio	Portfolio
Prudential Small Capitalization Stock	AB VPS Large Cap Growth Portfolio	AST Herndon Large-Cap Value Portfolio
Portfolio	(Class B) (formerly AllianceBernstein	AST High Yield Portfolio
T. Rowe Price International Stock	VPS Large Cap Growth Portfolio	AST Small-Cap Growth Opportunities
Portfolio	(Class B))	Portfolio
T. Rowe Price Equity Income Portfolio	Prudential SP Small Cap Value Portfolio	AST Mid-Cap Value Portfolio
(Investor Class)	(Class I)	AST Small-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio
(Service Shares)

A 91

Note 1:	General (Continued)

AST Goldman Sachs Mid-Cap Growth	AST Goldman Sachs Small-Cap Value	AST Franklin Templeton Founding Funds
Portfolio	Portfolio	Allocation Portfolio**
AST Large-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST New Discovery Asset Allocation
AST Lord Abbett Core Fixed Income	AST RCM World Trends Portfolio	Portfolio
Portfolio	AST J.P. Morgan Global Thematic	AST Western Asset Emerging Markets
AST Loomis Sayles Large-Cap Growth	Portfolio	Debt Portfolio
Portfolio	AST Goldman Sachs Multi-Asset	AST MFS Large-Cap Value Portfolio
AST MFS Growth Portfolio	Portfolio	AST Bond Portfolio 2024
AST Neuberger Berman Mid-Cap	AST FI Pyramis® Asset Allocation	AST AQR Emerging Markets Equity
Growth Portfolio**	Portfolio**	Portfolio
AST Neuberger Berman / LSV Mid-Cap	ProFund VP Consumer Services	AST ClearBridge Dividend Growth
Value Portfolio	ProFund VP Consumer Goods Portfolio	Portfolio
AST BlackRock Low Duration Bond	ProFund VP Financials	AST QMA Emerging Markets Equity
Portfolio (formerly AST PIMCO	ProFund VP Health Care	Portfolio
Limited Maturity Bond Portfolio)	ProFund VP Industrials	AST Multi-Sector Fixed Income Portfolio
AST T. Rowe Price Equity Income	ProFund VP Mid-Cap Growth	AST BlackRock iShares ETF Portfolio
Portfolio**	ProFund VP Mid-Cap Value	AST Franklin Templeton Founding Funds
AST QMA US Equity Alpha Portfolio	ProFund VP Real Estate	Plus Portfolio**
AST T. Rowe Price Natural Resources	ProFund VP Small-Cap Growth	AST Defensive Asset Allocation
Portfolio	ProFund VP Small-Cap Value	Portfolio
AST T. Rowe Price Asset Allocation	ProFund VP Telecommunications	AST AQR Large-Cap Portfolio
Portfolio	ProFund VP Utilities	AST QMA Large-Cap Portfolio
AST MFS Global Equity Portfolio	ProFund VP Large-Cap Growth	AST Bond Portfolio 2025
AST J.P. Morgan International Equity	ProFund VP Large-Cap Value	AST T. Rowe Price Growth
Portfolio	AST Boston Partners Large-Cap Value	Opportunities Portfolio
AST Templeton Global Bond Portfolio	Portfolio	AST Goldman Sachs Global Growth
AST Wellington Management Hedged	AST Jennison Large-Cap Growth	Allocation Portfolio
Equity Portfolio	Portfolio	AST T. Rowe Price Diversified Real
AST Capital Growth Asset Allocation	AST Bond Portfolio 2020	Growth Portfolio
Portfolio	AST Bond Portfolio 2017	AST Prudential Flexible Multi-Strategy
AST Academic Strategies Asset	AST Bond Portfolio 2021	Portfolio
Allocation Portfolio	Wells Fargo VT International Equity	AST BlackRock Multi-Asset Income
AST Balanced Asset Allocation Portfolio	Portfolio (Class 1) (formerly Wells	Portfolio
AST Preservation Asset Allocation	Fargo Advantage VT International	AST Franklin Templeton K2 Global
Portfolio	Equity Portfolio (Class 1))	Absolute Return Portfolio
AST FI Pyramis Quantitative Portfolio	Wells Fargo VT Omega Growth Portfolio	AST Managed Equity Portfolio
AST Prudential Growth Allocation	(Class 1) (formerly Wells Fargo	AST Managed Fixed Income Portfolio
Portfolio	Advantage VT Omega Growth	AST FQ Absolute Return Currency
AST Advanced Strategies Portfolio	Portfolio (Class 1))	Portfolio
AST T. Rowe Price Large-Cap Growth	Wells Fargo VT Small Cap Growth	AST Jennison Global Infrastructure
Portfolio	(formerly Wells Fargo Advantage VT	Portfolio
AST Money Market Portfolio	Small Cap Growth)	AST Goldman Sachs Strategic Income
AST Small-Cap Growth Portfolio	Wells Fargo VT Small Cap Value	Portfolio
AST BlackRock/Loomis Sayles Bond	Portfolio (Class 1) (formerly Wells	AST Legg Mason Diversified Growth
Portfolio (formerly AST PIMCO Total	Fargo Advantage VT Small Cap	Portfolio
Return Bond Portfolio)	Value Portfolio (Class 1))	AST Bond Portfolio 2026
AST International Value Portfolio	AST Bond Portfolio 2022	AST AB Global Bond Portfolio
AST International Growth Portfolio	AST Quantitative Modeling Portfolio	AST Goldman Sachs Global Income
NVIT Developing Markets Fund (Class II)	AST BlackRock Global Strategies	Portfolio
AST Investment Grade Bond Portfolio	Portfolio	AST Morgan Stanley Multi-Asset
AST Western Asset Core Plus Bond	Wells Fargo VT Opportunity Fund	Portfolio
Portfolio	(Class 1) (formerly Wells Fargo	AST Wellington Management Global
AST Bond Portfolio 2018	Advantage VT Opportunity Fund	Bond Portfolio
AST Bond Portfolio 2019	(Class 1))	AST Neuberger Berman Long/Short
AST Global Real Estate Portfolio	AST Prudential Core Bond Portfolio	Portfolio
AST Parametric Emerging Markets	AST Neuberger Berman Core Bond	AST Wellington Management Real Total
Equity Portfolio	Portfolio**	Return Portfolio
AST Bond Portfolio 2023

A 92

Note 1:	General (Continued)

AST QMA International Core Equity	AST Columbia Adaptive Risk Allocation	JP Morgan Insurance Trust Income
Portfolio	Portfolio	Builder Portfolio (Class 2)
AST Managed Alternatives Portfolio	AST IVY Asset Strategy Portfolio	AST Bond Portfolio 2016*
AST Emerging Managers Diversified	Blackrock Global Allocation V.I. Fund
Portfolio	(Class 3)
________

*	Subaccount was available for investment but had no assets as of December 31, 2015, and had no activity during 2015.

**	Subaccount was no longer available for investment at December 31, 2015.

The following table sets forth the dates at which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfers occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	4,265,763	1,868,485
Net asset value per share	$8.27	$18.88
Net assets before merger	$35,277,005	$106,143,435
Net assets after merger	$—	$141,420,440

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Core Bond Portfolio	AST Lord Abbett Core Fixed Income Portfolio

Shares	5,605,434	5,082,074
Net asset value per share	$10.93	$12.06
Net assets before merger	$61,289,810	$608,349,183
Net assets after merger	$—	$669,638,993

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

Shares	8,189,527	40,177,597
Net asset value per share	$36.30	$7.40
Net assets before merger	$297,314,219	$245,852,087
Net assets after merger	$—	$543,166,306

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST T. Rowe Price Equity Income Portfolio	AST Goldman Sachs Large-Cap Value Portfolio

Shares	23,737,854	11,465,891
Net asset value per share	$12.44	$25.75
Net assets before merger	$295,246,686	$250,202,460
Net assets after merger	—	$545,449,146

A 93

Note 1:	General (Continued)

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST FI Pyramis® Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio

Shares	188,231,337	106,355,053
Net asset value per share	$13.45	$23.81
Net assets before merger	$2,532,313,824	$7,872,164,922
Net assets after merger	$—	$10,404,478,746

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio

Shares	202,621,074	209,159,577
Net asset value per share	$13.55	$13.13
Net assets before merger	$2,746,265,248	$4,532,127,957
Net assets after merger	$—	$7,278,393,205

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio

Shares	64,195,804	57,242,402
Net asset value per share	$10.85	$12.17
Net assets before merger	$696,640,029	$3,361,006,527
Net assets after merger	$—	$4,057,646,556

October 16, 2015	Removed Portfolio	Surviving Portfolio
	AST Schroders Multi-Asset World Strategies Portfolio	AST Schroders Global Tactical Portfolio

Shares	136,541,716	147,617,686
Net asset value per share	$16.05	$14.85
Net assets before merger	$2,192,122,630	$3,379,977,411
Net assets after merger	$—	$5,572,100,041

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2: Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

A 94

Note 2: Significant Accounting Policies (Continued)

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.
Security Transactions- Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.
Dividend Income and Distributions Received- Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value
Fair Value Measurements-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes
Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$22,120,122	$38,765,657
Prudential Diversified Bond Portfolio	618,715	24,384,608
Prudential Equity Portfolio (Class I)	1,022,337	29,702,406
Prudential Flexible Managed Portfolio	150,332	1,978,210
Prudential Conservative Balanced Portfolio	$255,866	$3,486,575

A 95

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Value Portfolio (Class I)	1,794,989	37,763,709
Prudential High Yield Bond Portfolio	1,802,752	26,613,829
Prudential Natural Resources Portfolio (Class I)	71,536	846,038
Prudential Stock Index Portfolio	5,321,320	42,836,773
Prudential Global Portfolio	981,963	7,136,835
Prudential Jennison Portfolio (Class I)	2,550,753	44,825,416
Prudential Small Capitalization Stock Portfolio	1,068,231	7,881,171
T. Rowe Price International Stock Portfolio	661,554	2,199,468
T. Rowe Price Equity Income Portfolio (Investor Class)	677,099	9,136,182
Invesco V.I. Core Equity Fund (Series I)	51,486	10,867,727
Janus Aspen Janus Portfolio (Institutional Shares)	136,601	9,326,759
Janus Aspen Overseas Portfolio (Institutional Shares)	454,797	8,163,799
MFS Research Series (Initial Class)	307,112	2,655,856
MFS Growth Series (Initial Class)	549,760	7,804,351
American Century VP Value Fund (Class I)	431,279	5,145,507
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	444,046	3,614,994
Prudential Jennison 20/20 Focus Portfolio (Class I)	546,514	6,902,361
Davis Value Portfolio	202,941	4,208,580
AB VPS Large Cap Growth Portfolio (Class B)	712,728	1,151,005
Prudential SP Small Cap Value Portfolio (Class I)	1,341,681	14,729,841
Janus Aspen Janus Portfolio (Service Shares)	557,224	2,084,947
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,185,962	19,031,947
Prudential SP International Growth Portfolio (Class I)	921,397	6,126,666
Prudential SP International Value Portfolio	427,664	37,294,609
AST Goldman Sachs Large-Cap Value Portfolio	350,281,324	70,132,267
AST Schroders Multi-Asset World Strategies Portfolio	111,708,990	2,614,655,345
AST Cohen & Steers Realty Portfolio	66,702,422	86,072,768
AST J.P. Morgan Strategic Opportunities Portfolio	88,485,584	223,989,996
AST Herndon Large-Cap Value Portfolio	15,155,680	36,732,859
AST High Yield Portfolio	55,003,236	83,189,850
AST Small-Cap Growth Opportunities Portfolio	32,335,119	56,144,446
AST Mid-Cap Value Portfolio	26,482,523	35,926,591
AST Small-Cap Value Portfolio	18,446,771	31,918,862
AST Goldman Sachs Mid-Cap Growth Portfolio	358,827,324	76,502,617
AST Large-Cap Value Portfolio	51,938,132	69,037,402
AST Lord Abbett Core Fixed Income Portfolio	160,977,257	99,054,522
AST Loomis Sayles Large-Cap Growth Portfolio	37,311,674	109,322,942
AST MFS Growth Portfolio	28,861,741	39,535,031
AST Neuberger Berman Mid-Cap Growth Portfolio	72,472,879	367,258,181
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	56,261,061	69,541,942
AST BlackRock Low Duration Bond Portfolio	46,217,321	56,687,035
AST T. Rowe Price Equity Income Portfolio	29,452,976	332,816,927
AST QMA US Equity Alpha Portfolio	59,757,604	57,089,890
AST T. Rowe Price Natural Resources Portfolio	84,987,386	104,961,604
AST T. Rowe Price Asset Allocation Portfolio	2,978,594,580	678,490,282
AST MFS Global Equity Portfolio	87,505,546	90,766,667
AST J.P. Morgan International Equity Portfolio	47,330,050	54,455,017
AST Templeton Global Bond Portfolio	27,602,060	41,095,623
AST Wellington Management Hedged Equity Portfolio	191,974,138	209,275,953
AST Capital Growth Asset Allocation Portfolio	665,447,573	628,887,440
AST Academic Strategies Asset Allocation Portfolio	254,167,779	917,294,797
AST Balanced Asset Allocation Portfolio	430,580,802	629,181,687
AST Preservation Asset Allocation Portfolio	$217,103,051	$575,792,007
A 96

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST FI Pyramis Quantitative Portfolio	329,746,718	321,164,644
AST Prudential Growth Allocation Portfolio	3,386,446,422	649,178,062
AST Advanced Strategies Portfolio	326,419,346	536,511,752
AST T. Rowe Price Large-Cap Growth Portfolio	127,114,361	147,840,483
AST Money Market Portfolio	431,901,035	387,499,363
AST Small-Cap Growth Portfolio	55,024,299	56,485,633
AST BlackRock/Loomis Sayles Bond Portfolio	134,800,107	451,660,835
AST International Value Portfolio	71,820,547	37,604,052
AST International Growth Portfolio	58,507,189	53,548,054
NVIT Developing Markets Fund (Class II)	501,755	1,610,295
AST Investment Grade Bond Portfolio	4,410,594,336	2,483,155,488
AST Western Asset Core Plus Bond Portfolio	152,678,173	145,854,694
AST Bond Portfolio 2018	14,885,913	24,697,137
AST Bond Portfolio 2019	3,656,291	3,715,034
AST Global Real Estate Portfolio	16,553,705	30,520,475
AST Parametric Emerging Markets Equity Portfolio	58,852,056	76,963,371
AST Goldman Sachs Small-Cap Value Portfolio	53,679,571	84,750,112
AST Schroders Global Tactical Portfolio	2,501,587,422	426,205,053
AST RCM World Trends Portfolio	923,956,457	388,119,212
AST J.P. Morgan Global Thematic Portfolio	166,701,761	235,404,448
AST Goldman Sachs Multi-Asset Portfolio	129,061,828	315,012,601
AST FI Pyramis® Asset Allocation Portfolio	235,589,616	2,737,236,803
ProFund VP Consumer Services	389,306	244,054
ProFund VP Consumer Goods Portfolio	408,836	349,317
ProFund VP Financials	358,160	542,164
ProFund VP Health Care	938,995	934,697
ProFund VP Industrials	59,090	149,059
ProFund VP Mid-Cap Growth	619,498	553,839
ProFund VP Mid-Cap Value	363,038	503,721
ProFund VP Real Estate	407,349	561,484
ProFund VP Small-Cap Growth	386,096	580,077
ProFund VP Small-Cap Value	674,977	675,072
ProFund VP Telecommunications	57,024	53,682
ProFund VP Utilities	315,112	438,443
ProFund VP Large-Cap Growth	494,398	1,266,933
ProFund VP Large-Cap Value	339,602	746,192
AST Boston Partners Large-Cap Value Portfolio	12,359,672	23,339,962
AST Jennison Large-Cap Growth Portfolio	73,424,745	48,268,008
AST Bond Portfolio 2020	18,133,387	18,393,510
AST Bond Portfolio 2017	27,551,944	26,809,254
AST Bond Portfolio 2021	51,741,509	58,936,564
Wells Fargo VT International Equity Portfolio (Class 1)	362	167,282
Wells Fargo VT Omega Growth Portfolio (Class 1)	10,102	212,258
Wells Fargo VT Small Cap Growth Portfolio (Class 1)	28,267	74,424
Wells Fargo VT Small Cap Value Portfolio (Class 1)	71,686	159,366
AST Bond Portfolio 2022	59,150,989	36,868,823
AST Quantitative Modeling Portfolio	240,158,148	45,141,376
AST BlackRock Global Strategies Portfolio	167,981,495	191,694,791
Wells Fargo VT Opportunity Fund (Class 1)	35,798	135,515
AST Prudential Core Bond Portfolio	78,181,991	56,987,400
AST Neuberger Berman Core Bond Portfolio	25,382,327	81,945,742
AST Bond Portfolio 2023	1,618,555	88,175,287
AST Franklin Templeton Founding Funds Allocation Portfolio	$122,641,117	$3,202,270,026

A 97

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST New Discovery Asset Allocation Portfolio	91,546,120	68,156,500
AST Western Asset Emerging Markets Debt Portfolio	2,288,513	1,483,274
AST MFS Large-Cap Value Portfolio	31,957,290	13,952,756
AST Bond Portfolio 2024	6,302,592	59,300,152
AST AQR Emerging Markets Equity Portfolio	4,138,220	1,661,346
AST ClearBridge Dividend Growth Portfolio	38,453,003	33,738,026
AST QMA Emerging Markets Equity Portfolio	4,041,908	2,107,696
AST Multi-Sector Fixed Income Portfolio	1,778,668,924	15,897,481
AST BlackRock iShares ETF Portfolio	80,742,230	21,846,382
AST Franklin Templeton Founding Funds Plus Portfolio	187,598,613	875,021,991
AST Defensive Asset Allocation Portfolio	167,620,689	58,577,227
AST AQR Large-Cap Portfolio	5,747,941	1,657,281
AST QMA Large-Cap Portfolio	5,516,634	2,250,587
AST Bond Portfolio 2025	302,525,424	131,369,165
AST T. Rowe Price Growth Opportunities Portfolio	249,371,534	8,800,409
AST Goldman Sachs Global Growth Allocation Portfolio	17,956,184	5,492,296
AST T. Rowe Price Diversified Real Growth Portfolio	24,462,342	8,731,504
AST Prudential Flexible Multi-Strategy Portfolio	42,586,536	11,814,730
AST BlackRock Multi-Asset Income Portfolio	21,460,841	8,542,494
AST Franklin Templeton K2 Global Absolute Return Portfolio	12,623,071	3,520,879
AST Managed Equity Portfolio	11,257,810	3,284,285
AST Managed Fixed Income Portfolio	16,631,853	5,288,976
AST FQ Absolute Return Currency Portfolio	853,921	521,140
AST Jennison Global Infrastructure Portfolio	2,555,158	1,288,402
AST Goldman Sachs Strategic Income Portfolio	3,664,827	2,252,164
AST Legg Mason Diversified Growth Portfolio	69,943,712	1,777,792
AST Bond Portfolio 2026	41,921,431	16,531,539
AST AB Global Bond Portfolio	367,662	12,592
AST Goldman Sachs Global Income Portfolio	287,160	18,512
AST Morgan Stanley Multi-Asset Portfolio	436,643	167,431
AST Wellington Management Global Bond Portfolio	304,223	2,044
AST Neuberger Berman Long/Short Portfolio	822,233	244,624
AST Wellington Management Real Total Return Portfolio	538,838	58,583
AST QMA International Core Equity Portfolio	722,647	30,320
AST Managed Alternatives Portfolio	1,001,887	22,635
AST Emerging Managers Diversified Portfolio	427,645	30,086
AST Columbia Adaptive Risk Allocation Portfolio	1,847,821	98,521
AST IVY Asset Strategy Portfolio	1,529,702	51,115
Blackrock Global Allocation V.I. Fund (Class 3)	5,585,359	15,660
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	1,246,002	19,925

Note 6:	Related Party Transactions
The Account has extensive transaction and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC

A 98

Note 6:	Related Party Transactions (Continued)

(“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights
Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

A 99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	92,559	$0.92491	to	$9.82644	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2014	105,488	$0.94316	to	$9.92485	$123,830	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2013	127,983	$0.96168	to	$10.02367	$150,930	0.00%	(1)	1.00%	to	2.10%	-2.05%	to	-0.99%
December 31, 2012	149,308	$0.98047	to	$10.12341	$177,543	0.01%		1.00%	to	2.10%	-2.05%	to	-0.98%
December 31, 2011	171,807	$0.99939	to	$10.22387	$207,800	0.02%		1.00%	to	2.10%	-2.03%	to	-0.96%

	Prudential Diversified Bond Portfolio
December 31, 2015	64,211	$2.04513	to	$2.49504	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	72,636	$2.08421	to	$2.53667	$183,884	1.13%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	81,007	$1.97826	to	$2.40199	$194,199	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	93,666	$2.02539	to	$2.45301	$229,314	4.39%		1.35%	to	1.65%	8.88%	to	9.20%
December 31, 2011	102,710	$1.86014	to	$2.24741	$230,380	4.29%		1.35%	to	1.65%	5.78%	to	6.08%

	Prudential Equity Portfolio (Class I)
December 31, 2015	62,095	$1.80347	to	$3.10651	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%
December 31, 2014	71,107	$1.79101	to	$3.07736	$202,451	0.00%		1.35%	to	2.00%	5.59%	to	6.27%
December 31, 2013	79,925	$1.69020	to	$2.89713	$214,130	0.00%		1.35%	to	2.00%	30.92%	to	31.75%
December 31, 2012	90,862	$1.28661	to	$2.19998	$184,958	0.60%		1.35%	to	2.00%	11.45%	to	12.17%
December 31, 2011	103,849	$1.15047	to	$1.96226	$188,373	0.68%		1.35%	to	2.00%	-5.36%	to	-4.75%

	Prudential Flexible Managed Portfolio
December 31, 2015	4,417	$2.76140	to	$2.76140	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%
December 31, 2014	5,009	$2.77211	to	$2.77211	$13,886	0.00%		1.40%	to	1.40%	9.52%	to	9.52%
December 31, 2013	5,642	$2.53115	to	$2.53115	$14,280	0.00%		1.40%	to	1.40%	18.48%	to	18.48%
December 31, 2012	6,313	$2.13628	to	$2.13628	$13,487	1.92%		1.40%	to	1.40%	11.80%	to	11.80%
December 31, 2011	7,096	$1.91077	to	$1.91077	$13,559	1.97%		1.40%	to	1.40%	2.90%	to	2.90%

	Prudential Conservative Balanced Portfolio
December 31, 2015	6,144	$2.55040	to	$2.55040	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%
December 31, 2014	7,302	$2.57585	to	$2.57585	$18,808	0.00%		1.40%	to	1.40%	7.27%	to	7.27%
December 31, 2013	8,177	$2.40130	to	$2.40130	$19,636	0.00%		1.40%	to	1.40%	14.55%	to	14.55%
December 31, 2012	9,349	$2.09636	to	$2.09636	$19,598	2.09%		1.40%	to	1.40%	9.69%	to	9.69%
December 31, 2011	10,584	$1.91117	to	$1.91117	$20,228	2.28%		1.40%	to	1.40%	3.16%	to	3.16%

	Prudential Value Portfolio (Class I)
December 31, 2015	88,795	$1.81725	to	$3.66437	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%
December 31, 2014	99,749	$2.01704	to	$4.04747	$296,461	0.00%		1.35%	to	2.00%	7.95%	to	8.63%
December 31, 2013	116,026	$1.86670	to	$3.72763	$316,368	0.00%		1.35%	to	2.00%	30.49%	to	31.32%
December 31, 2012	133,540	$1.42920	to	$2.83999	$276,927	0.98%		1.35%	to	2.00%	12.37%	to	13.09%
December 31, 2011	154,555	$1.27064	to	$2.51241	$283,061	1.02%		1.35%	to	2.00%	-7.43%	to	-6.83%

	Prudential High Yield Bond Portfolio
December 31, 2015	36,942	$2.00427	to	$14.05181	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%
December 31, 2014	42,176	$2.08850	to	$14.60641	$178,309	5.99%		1.35%	to	2.00%	0.70%	to	1.35%
December 31, 2013	47,473	$2.06706	to	$14.41969	$201,311	6.32%		1.35%	to	2.00%	5.15%	to	5.81%
December 31, 2012	53,646	$1.95903	to	$13.63244	$215,814	6.92%		1.35%	to	2.00%	12.18%	to	12.90%
December 31, 2011	59,815	$1.74036	to	$12.08103	$219,331	7.45%		1.35%	to	2.50%	2.54%	to	3.69%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2015	780.775	$4.35091	to	$4.35091	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%
December 31, 2014	903	$6.14406	to	$6.14406	$5,551	0.00%		1.40%	to	1.40%	-21.01%	to	-21.01%
December 31, 2013	1,009	$7.77806	to	$7.77806	$7,850	0.00%		1.40%	to	1.40%	8.70%	to	8.70%
December 31, 2012	1,128	$7.15524	to	$7.15524	$8,075	0.47%		1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2011	1,345	$7.43963	to	$7.43963	$10,005	0.19%		1.40%	to	1.40%	-20.15%	to	-20.15%

	Prudential Stock Index Portfolio
December 31, 2015	101,975	$1.41298	to	$3.26182	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%
December 31, 2014	114,422	$1.42009	to	$3.26890	$310,971	3.05%		1.35%	to	2.00%	11.09%	to	11.80%
December 31, 2013	130,864	$1.27465	to	$2.92538	$316,543	0.00%		1.35%	to	2.00%	29.31%	to	30.14%
December 31, 2012	148,556	$0.98286	to	$2.24908	$276,210	1.71%		1.35%	to	2.00%	13.40%	to	14.14%
December 31, 2011	169,900	$0.86409	to	$1.97156	$276,321	1.62%		1.35%	to	2.00%	-0.05%	to	0.60%

A 100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2015	25,080	$1.17604	to	$2.59035	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%
December 31, 2014	27,387	$1.16831	to	$2.56578	$60,958	0.00%	1.35%	to	2.00%	1.22%	to	1.88%
December 31, 2013	30,874	$1.15067	to	$2.51978	$67,256	0.00%	1.35%	to	2.00%	24.79%	to	25.59%
December 31, 2012	34,277	$0.91935	to	$2.00744	$59,622	1.61%	1.35%	to	2.00%	15.21%	to	15.95%
December 31, 2011	39,339	$0.79560	to	$1.73216	$59,072	1.57%	1.35%	to	2.00%	-8.80%	to	-8.21%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	90,877	$1.31559	to	$3.87018	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%
December 31, 2014	103,663	$1.20021	to	$3.52028	$296,938	0.00%	1.35%	to	2.00%	7.83%	to	8.53%
December 31, 2013	120,569	$1.10982	to	$3.24547	$317,172	0.00%	1.35%	to	2.00%	34.96%	to	35.83%
December 31, 2012	136,588	$0.81992	to	$2.39067	$264,878	0.16%	1.35%	to	2.00%	13.89%	to	14.63%
December 31, 2011	156,398	$0.71775	to	$2.08665	$263,805	0.30%	1.35%	to	2.00%	-1.67%	to	-1.03%

	Prudential Small Capitalization Stock Portfolio
December 31, 2015	12,245	$3.32403	to	$5.07539	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%
December 31, 2014	13,550	$3.45796	to	$5.26694	$61,807	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	15,356	$3.33520	to	$5.06760	$67,442	0.00%	1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	16,924	$2.40521	to	$3.64564	$53,499	0.61%	1.35%	to	1.65%	14.14%	to	14.48%
December 31, 2011	19,186	$2.10724	to	$3.18624	$53,031	0.81%	1.35%	to	1.65%	-1.07%	to	-0.78%

	T. Rowe Price International Stock Portfolio
December 31, 2015	11,740	$1.15125	to	$1.58722	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%
December 31, 2014	12,524	$1.18092	to	$1.62418	$20,257	1.02%	1.35%	to	1.65%	-2.84%	to	-2.56%
December 31, 2013	13,481	$1.21548	to	$1.66761	$22,371	0.85%	1.35%	to	1.65%	12.20%	to	12.54%
December 31, 2012	14,599	$1.08327	to	$1.48263	$21,529	1.22%	1.35%	to	1.65%	16.51%	to	16.86%
December 31, 2011	16,365	$0.92976	to	$1.26936	$20,660	1.48%	1.35%	to	1.65%	-14.25%	to	-14.00%

	T. Rowe Price Equity Income Portfolio (Investor Class)
December 31, 2015	20,667	$1.91495	to	$2.99816	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%
December 31, 2014	23,102	$2.08981	to	$3.26392	$74,912	1.73%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	25,950	$1.97830	to	$3.08233	$79,490	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	28,067	$1.55020	to	$2.40943	$67,182	2.14%	1.35%	to	1.65%	15.24%	to	15.58%
December 31, 2011	31,233	$1.34518	to	$2.08566	$64,734	1.73%	1.35%	to	1.65%	-2.32%	to	-2.03%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2015	30,183	$1.31740	to	$2.53351	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%
December 31, 2014	33,857	$1.42106	to	$2.72627	$90,740	0.84%	1.35%	to	1.65%	6.39%	to	6.71%
December 31, 2013	38,677	$1.33567	to	$2.55624	$97,180	1.38%	1.35%	to	1.65%	27.15%	to	27.53%
December 31, 2012	43,198	$1.05048	to	$2.00552	$85,180	0.96%	1.35%	to	1.65%	12.02%	to	12.36%
December 31, 2011	49,252	$0.93773	to	$1.78573	$86,494	0.94%	1.35%	to	1.65%	-1.68%	to	-1.40%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	21,939	$1.25910	to	$2.64571	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	25,154	$1.21494	to	$2.54666	$62,900	0.37%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	28,310	$1.09299	to	$2.28537	$63,509	0.78%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	31,863	$0.85244	to	$1.77801	$55,620	0.55%	1.35%	to	1.65%	16.66%	to	17.01%
December 31, 2011	35,341	$0.73068	to	$1.52032	$52,765	0.58%	1.35%	to	1.65%	-6.83%	to	-6.57%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2015	20,849	$1.65372	to	$3.01418	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	22,928	$1.83897	to	$3.34371	$75,536	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	25,331	$2.12113	to	$3.84746	$96,032	3.13%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	28,534	$1.88205	to	$3.40535	$95,790	0.69%	1.35%	to	1.65%	11.62%	to	11.96%
December 31, 2011	32,274	$1.68615	to	$3.04341	$96,776	0.47%	1.35%	to	1.65%	-33.27%	to	-33.07%

	MFS Research Series (Initial Class)
December 31, 2015	6,865	$1.61710	to	$2.64905	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
December 31, 2014	7,641	$1.63066	to	$2.66475	$20,288	0.81%	1.35%	to	1.65%	8.42%	to	8.74%
December 31, 2013	8,883	$1.50408	to	$2.45201	$21,700	0.33%	1.35%	to	1.65%	30.13%	to	30.52%
December 31, 2012	9,422	$1.15583	to	$1.87950	$17,640	0.80%	1.35%	to	1.65%	15.36%	to	15.72%
December 31, 2011	10,468	$1.00196	to	$1.62522	$16,928	0.85%	1.35%	to	1.65%	-2.07%	to	-1.78%

A 101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series (Initial Class)
December 31, 2015	20,031	$1.56429	to	$2.94835	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	22,311	$1.47837	to	$2.77955	$61,531	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	25,118	$1.37938	to	$2.58719	$64,475	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	27,447	$1.02455	to	$1.91698	$52,206	0.00%	1.35%	to	1.65%	15.47%	to	15.81%
December 31, 2011	30,886	$0.88728	to	$1.65595	$50,595	0.19%	1.35%	to	1.65%	-1.95%	to	-1.65%

	American Century VP Value Fund (Class I)
December 31, 2015	8,164	$2.51211	to	$3.07494	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	9,538	$2.65685	to	$3.24394	$30,778	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	10,636	$2.38831	to	$2.90895	$30,803	1.65%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	10,985	$1.84301	to	$2.23925	$24,485	1.91%	1.35%	to	1.65%	12.71%	to	13.05%
December 31, 2011	12,509	$1.63512	to	$1.98177	$24,681	2.03%	1.35%	to	1.65%	-0.62%	to	-0.33%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2015	9,396	$1.53866	to	$2.69077	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	10,386	$1.60675	to	$2.80296	$28,451	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	11,731	$1.51967	to	$2.64465	$30,317	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	13,253	$1.11808	to	$1.94109	$25,079	0.00%	1.35%	to	1.65%	9.04%	to	9.37%
December 31, 2011	14,860	$1.02535	to	$1.77574	$25,731	0.00%	1.35%	to	1.65%	-6.37%	to	-6.09%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2015	18,090	$2.40178	to	$2.57551	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	20,333	$2.29737	to	$2.45756	$49,920	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	22,694	$2.17940	to	$2.32560	$52,712	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	25,911	$1.70567	to	$1.81563	$46,983	0.00%	1.35%	to	1.65%	9.23%	to	9.55%
December 31, 2011	29,076	$1.56151	to	$1.65810	$48,160	0.08%	1.35%	to	1.65%	-5.72%	to	-5.44%

	Davis Value Portfolio
December 31, 2015	15,857	$1.53445	to	$1.60704	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%
December 31, 2014	18,108	$1.53523	to	$1.60314	$28,795	0.91%	1.35%	to	1.65%	4.33%	to	4.64%
December 31, 2013	20,232	$1.47145	to	$1.53200	$30,760	0.84%	1.35%	to	1.65%	31.26%	to	31.65%
December 31, 2012	23,262	$1.12101	to	$1.16370	$26,878	1.57%	1.35%	to	1.65%	11.23%	to	11.57%
December 31, 2011	27,280	$1.00779	to	$1.04304	$28,266	0.81%	1.35%	to	1.65%	-5.73%	to	-5.45%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2015	7,167	$1.08660	to	$1.13924	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%
December 31, 2014	7,457	$0.99640	to	$1.04158	$7,691	0.00%	1.35%	to	1.65%	11.99%	to	12.33%
December 31, 2013	7,839	$0.88970	to	$0.92729	$7,205	0.00%	1.35%	to	1.65%	34.78%	to	35.18%
December 31, 2012	7,753	$0.66012	to	$0.68598	$5,274	0.03%	1.35%	to	1.65%	14.23%	to	14.58%
December 31, 2011	7,628	$0.57787	to	$0.59869	$4,532	0.09%	1.35%	to	1.65%	-4.83%	to	-4.56%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	34,695	$1.99837	to	$2.69201	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%
December 31, 2014	39,236	$2.15175	to	$2.88444	$104,079	0.00%	1.35%	to	2.00%	2.88%	to	3.54%
December 31, 2013	45,199	$2.08949	to	$2.78722	$116,216	0.00%	1.35%	to	2.00%	34.76%	to	35.61%
December 31, 2012	52,822	$1.54910	to	$2.05619	$100,418	0.45%	1.35%	to	2.00%	13.78%	to	14.51%
December 31, 2011	62,060	$1.36006	to	$1.79660	$103,381	0.68%	1.35%	to	2.00%	-4.67%	to	-4.06%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2015	6,153	$1.03673	to	$2.34486	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%
December 31, 2014	7,009	$1.00336	to	$2.26282	$11,422	0.22%	1.40%	to	2.00%	10.52%	to	11.18%
December 31, 2013	8,225	$0.90515	to	$2.03533	$12,065	0.66%	1.40%	to	2.00%	27.44%	to	28.20%
December 31, 2012	9,526	$0.70809	to	$1.58757	$10,868	0.43%	1.40%	to	2.00%	15.96%	to	16.65%
December 31, 2011	11,019	$0.60888	to	$1.36100	$10,839	0.43%	1.40%	to	2.00%	-7.39%	to	-6.84%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	39,225	$1.68478	to	$3.78454	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%
December 31, 2014	44,521	$1.75488	to	$3.93032	$127,551	0.00%	1.35%	to	2.00%	7.36%	to	8.05%
December 31, 2013	51,864	$1.62968	to	$3.63925	$137,598	0.00%	1.35%	to	2.00%	25.95%	to	26.76%
December 31, 2012	59,367	$1.29003	to	$2.87251	$124,761	0.41%	1.35%	to	2.00%	14.58%	to	15.32%
December 31, 2011	69,627	$1.12252	to	$2.49218	$128,003	0.59%	1.35%	to	2.00%	0.22%	to	0.86%

A 102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	20,465	$0.84098	to	$2.10438	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%
December 31, 2014	23,271	$0.82745	to	$2.06435	$35,459	0.00%	1.40%	to	2.00%	-7.56%	to	-7.00%
December 31, 2013	26,352	$0.89246	to	$2.22017	$43,541	0.00%	1.35%	to	2.00%	16.54%	to	17.29%
December 31, 2012	30,107	$0.76353	to	$1.89389	$42,782	0.64%	1.35%	to	2.00%	19.99%	to	20.77%
December 31, 2011	35,232	$0.63438	to	$1.56912	$41,592	1.32%	1.35%	to	2.00%	-16.58%	to	-16.04%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$1.27456	to	$2.22461	$—	0.00%	1.40%	to	2.00%	10.02%	to	10.23%
December 31, 2014	19,870	$1.15734	to	$2.01976	$33,367	0.00%	1.40%	to	2.00%	-7.88%	to	-7.33%
December 31, 2013	22,680	$1.25263	to	$2.18500	$41,163	0.00%	1.40%	to	2.00%	17.73%	to	18.43%
December 31, 2012	25,837	$1.06080	to	$1.84942	$39,628	2.67%	1.40%	to	2.00%	14.62%	to	15.31%
December 31, 2011	29,946	$0.92278	to	$1.60798	$39,901	2.49%	1.40%	to	2.00%	-14.80%	to	-14.29%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2015	34,839	$10.17726	to	$20.01155	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%
December 31, 2014	16,013	$10.96235	to	$21.39027	$259,463	0.00%	0.55%	to	3.25%	9.46%	to	12.51%
December 31, 2013	15,311	$11.42443	to	$19.27594	$221,801	0.00%	0.55%	to	3.25%	25.90%	to	32.81%
December 31, 2012	13,355	$8.63614	to	$14.71569	$146,463	1.04%	0.55%	to	3.25%	15.77%	to	19.01%
December 31, 2011	9,455	$7.28539	to	$12.53734	$86,332	1.05%	0.55%	to	3.25%	-15.50%	to	-6.04%

	AST Schroders Multi-Asset World Strategies Portfolio (expired October 16, 2015)
December 31, 2015	—	$10.93123	to	$15.46319	$—	0.00%	0.55%	to	3.25%	-3.99%	to	-1.87%
December 31, 2014	199,889	$11.22055	to	$15.93171	$2,539,963	0.00%	0.55%	to	3.25%	-0.31%	to	2.47%
December 31, 2013	209,605	$11.05013	to	$15.76382	$2,636,512	0.00%	0.55%	to	3.25%	10.68%	to	13.77%
December 31, 2012	199,002	$9.92265	to	$14.04822	$2,231,745	1.93%	0.55%	to	3.25%	7.52%	to	10.53%
December 31, 2011	141,598	$9.34142	to	$12.88722	$1,453,229	1.58%	0.55%	to	3.25%	-6.51%	to	-3.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2015	12,433	$10.50466	to	$28.97784	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%
December 31, 2014	13,312	$11.64573	to	$28.17786	$239,838	0.00%	0.55%	to	3.25%	15.51%	to	30.19%
December 31, 2013	13,244	$9.68396	to	$21.94358	$186,235	0.00%	0.55%	to	3.25%	-1.36%	to	2.57%
December 31, 2012	12,446	$10.07765	to	$21.69183	$173,092	1.29%	0.55%	to	3.25%	11.59%	to	14.71%
December 31, 2011	7,109	$8.82419	to	$19.17281	$87,243	0.74%	0.55%	to	3.25%	-6.17%	to	6.00%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2015	122,496	$11.00591	to	$14.68376	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%
December 31, 2014	130,504	$11.18827	to	$14.91662	$1,675,340	0.00%	0.55%	to	3.25%	2.02%	to	4.87%
December 31, 2013	131,617	$10.76626	to	$14.34386	$1,639,217	0.00%	0.55%	to	3.25%	7.42%	to	10.42%
December 31, 2012	118,657	$10.48017	to	$13.12718	$1,364,558	1.44%	0.55%	to	3.25%	7.11%	to	10.11%
December 31, 2011	76,239	$9.75906	to	$12.08786	$808,699	0.90%	0.55%	to	3.25%	-3.02%	to	-0.32%

	AST Herndon Large-Cap Value Portfolio
December 31, 2015	8,473	$9.27899	to	$18.53439	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%
December 31, 2014	9,863	$9.94566	to	$20.11564	$146,622	0.00%	0.55%	to	3.25%	-1.74%	to	1.00%
December 31, 2013	10,554	$11.69942	to	$20.19327	$156,741	0.00%	0.55%	to	3.25%	25.84%	to	33.89%
December 31, 2012	10,223	$8.77264	to	$15.29152	$115,122	1.05%	0.55%	to	3.25%	9.71%	to	12.78%
December 31, 2011	5,454	$7.80945	to	$13.74775	$54,139	0.80%	0.55%	to	3.25%	-10.70%	to	-1.04%

	AST High Yield Portfolio
December 31, 2015	13,669	$9.47712	to	$15.77372	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%
December 31, 2014	15,527	$9.89459	to	$16.67561	$203,687	0.00%	0.55%	to	3.25%	-1.05%	to	1.99%
December 31, 2013	16,564	$10.42183	to	$16.57675	$216,591	0.00%	0.55%	to	3.25%	3.70%	to	6.59%
December 31, 2012	17,069	$11.01858	to	$15.76773	$211,916	5.75%	0.55%	to	3.25%	10.17%	to	13.25%
December 31, 2011	9,602	$9.75907	to	$14.11698	$107,095	6.86%	0.55%	to	3.25%	-2.53%	to	2.61%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2015	8,834	$9.01138	to	$23.96900	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%
December 31, 2014	10,032	$13.35563	to	$24.11445	$169,022	0.00%	0.55%	to	3.25%	1.53%	to	4.36%
December 31, 2013	10,131	$12.91409	to	$23.42720	$165,527	0.00%	0.55%	to	3.25%	33.40%	to	40.04%
December 31, 2012	9,818	$9.51449	to	$16.96161	$116,290	0.00%	0.55%	to	3.25%	16.17%	to	19.41%
December 31, 2011	5,925	$7.99180	to	$14.40189	$59,777	0.45%	0.55%	to	3.25%	-19.59%	to	-13.59%
A 103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Mid-Cap Value Portfolio
December 31, 2015	5,767	$9.62571	to	$23.70041	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%
December 31, 2014	6,170	$11.23471	to	$25.87248	$113,915	0.00%	0.55%	to	3.25%	11.23%	to	14.34%
December 31, 2013	6,399	$12.06993	to	$22.94256	$104,911	0.00%	0.55%	to	3.25%	23.34%	to	31.69%
December 31, 2012	5,850	$10.19368	to	$17.66406	$73,924	0.44%	0.55%	to	3.25%	14.56%	to	17.76%
December 31, 2011	3,655	$8.68256	to	$15.20886	$39,679	0.70%	0.55%	to	3.25%	-12.84%	to	-3.98%

	AST Small-Cap Value Portfolio
December 31, 2015	5,601	$9.99297	to	$22.35385	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%
December 31, 2014	6,294	$10.54465	to	$23.81628	$107,335	0.00%	0.55%	to	3.25%	1.85%	to	5.87%
December 31, 2013	7,038	$12.47438	to	$23.06551	$116,350	0.00%	0.55%	to	3.25%	27.51%	to	36.64%
December 31, 2012	6,003	$10.03524	to	$17.11423	$73,641	0.41%	0.55%	to	3.25%	14.31%	to	17.51%
December 31, 2011	4,291	$8.56576	to	$14.76666	$45,405	0.60%	0.55%	to	3.25%	-13.58%	to	-6.49%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2015	31,934	$9.83409	to	$23.24614	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%
December 31, 2014	14,692	$11.31270	to	$25.12814	$271,570	0.00%	0.55%	to	3.25%	7.90%	to	13.47%
December 31, 2013	15,464	$12.28300	to	$22.97023	$261,949	0.00%	0.55%	to	3.25%	25.09%	to	31.46%
December 31, 2012	13,956	$10.46013	to	$17.71525	$182,448	0.00%	0.55%	to	3.25%	15.72%	to	18.96%
December 31, 2011	8,276	$8.81982	to	$15.09953	$93,020	0.00%	0.55%	to	3.25%	-11.35%	to	-3.51%

	AST Large-Cap Value Portfolio
December 31, 2015	24,491	$9.70319	to	$21.09411	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%
December 31, 2014	25,255	$10.81514	to	$23.33405	$409,452	0.00%	0.55%	to	3.25%	7.95%	to	13.12%
December 31, 2013	25,383	$11.16325	to	$20.91410	$365,289	0.00%	0.55%	to	3.25%	31.12%	to	39.09%
December 31, 2012	22,984	$8.05750	to	$15.24503	$236,678	3.18%	0.55%	to	3.25%	13.08%	to	16.24%
December 31, 2011	12,016	$6.95898	to	$13.29726	$105,206	1.21%	0.55%	to	3.25%	-10.31%	to	-4.71%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2015	55,224	$9.86125	to	$14.78095	$652,219	0.00%	0.55%	to	3.25%	-3.81%	to	-1.13%
December 31, 2014	49,551	$10.18285	to	$15.15769	$594,715	0.00%	0.55%	to	3.25%	2.93%	to	5.80%
December 31, 2013	46,780	$9.71214	to	$14.52525	$533,925	0.00%	0.55%	to	3.25%	-5.19%	to	-2.54%
December 31, 2012	43,060	$10.94845	to	$15.11073	$513,536	1.11%	0.55%	to	3.25%	2.48%	to	5.35%
December 31, 2011	20,912	$10.42419	to	$14.54337	$245,855	1.20%	0.55%	to	3.25%	4.25%	to	9.56%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	20,054	$10.73986	to	$25.11237	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%
December 31, 2014	23,783	$11.25817	to	$23.25943	$404,850	0.00%	0.55%	to	3.25%	7.00%	to	12.47%
December 31, 2013	16,363	$12.76835	to	$21.44225	$255,014	0.00%	0.55%	to	3.25%	30.12%	to	35.86%
December 31, 2012	16,939	$9.89077	to	$16.00178	$195,765	0.38%	0.55%	to	3.25%	8.61%	to	11.65%
December 31, 2011	11,182	$8.89389	to	$14.53184	$117,841	0.30%	0.55%	to	3.25%	-8.96%	to	-1.46%

	AST MFS Growth Portfolio
December 31, 2015	6,756	$10.52964	to	$22.66308	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%
December 31, 2014	7,243	$11.13384	to	$21.54740	$122,405	0.00%	0.55%	to	3.25%	5.18%	to	11.72%
December 31, 2013	7,176	$12.75859	to	$20.20752	$113,750	0.00%	0.55%	to	3.25%	29.91%	to	35.95%
December 31, 2012	6,309	$10.55752	to	$15.06982	$74,107	0.00%	0.55%	to	3.25%	13.27%	to	16.44%
December 31, 2011	3,218	$9.10275	to	$13.12223	$33,301	0.36%	0.55%	to	3.25%	-7.50%	to	-1.14%

	AST Neuberger Berman Mid-Cap Growth Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.80689	to	$24.20405	$—	0.00%	0.55%	to	3.25%	1.22%	to	3.45%
December 31, 2014	16,497	$11.22938	to	$23.65350	$284,956	0.00%	0.55%	to	3.25%	4.43%	to	12.92%
December 31, 2013	16,795	$12.35736	to	$22.34107	$273,974	0.00%	0.55%	to	3.25%	25.73%	to	31.88%
December 31, 2012	15,458	$10.25722	to	$17.17555	$192,774	0.00%	0.55%	to	3.25%	8.72%	to	11.77%
December 31, 2011	8,614	$9.20532	to	$15.58152	$100,645	0.00%	0.55%	to	3.25%	-7.23%	to	1.13%

	AST Neuberger Berman / LSV Mid-Cap Value Portfolio
December 31, 2015	14,931	$9.68512	to	$26.39664	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%
December 31, 2014	15,349	$11.02363	to	$28.51908	$292,469	0.00%	0.55%	to	3.25%	10.42%	to	13.62%
December 31, 2013	15,234	$12.86338	to	$25.44872	$259,477	0.00%	0.55%	to	3.25%	31.13%	to	41.23%
December 31, 2012	11,618	$10.11103	to	$18.27003	$142,067	0.94%	0.55%	to	3.25%	13.32%	to	16.48%
December 31, 2011	8,187	$8.70651	to	$15.90297	$86,810	0.99%	0.55%	to	3.25%	-12.72%	to	-3.02%

A 104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST BlackRock Low Duration Bond Portfolio
December 31, 2015	15,084	$8.88893	to	$11.97203	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%
December 31, 2014	15,866	$9.14331	to	$12.05162	$162,190	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2013	17,793	$9.45965	to	$12.20183	$185,800	0.00%	0.55%	to	3.25%	-5.35%	to	-2.71%
December 31, 2012	20,118	$9.99469	to	$12.61643	$218,837	1.17%	0.55%	to	3.25%	1.29%	to	4.12%
December 31, 2011	15,357	$9.86766	to	$12.18917	$164,143	0.86%	0.55%	to	3.25%	-1.07%	to	1.68%

	AST T. Rowe Price Equity Income Portfolio (expired October 16, 2015)
December 31, 2015	—	$9.84259	to	$19.75087	$—	0.00%	0.55%	to	3.25%	-8.49%	to	6.37%
December 31, 2014	21,817	$10.53423	to	$21.34885	$322,746	0.00%	0.55%	to	3.25%	3.97%	to	6.88%
December 31, 2013	21,981	$10.76256	to	$20.25283	$306,640	0.00%	0.55%	to	3.25%	22.05%	to	28.97%
December 31, 2012	19,042	$8.48182	to	$15.92130	$206,693	0.18%	0.55%	to	3.25%	13.43%	to	16.61%
December 31, 2011	5,793	$7.30270	to	$13.84402	$53,933	1.15%	0.55%	to	3.25%	-10.17%	to	-2.18%

	AST QMA US Equity Alpha Portfolio
December 31, 2015	9,355	$10.38394	to	$25.83362	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%
December 31, 2014	8,980	$11.24219	to	$25.55053	$168,707	0.00%	0.55%	to	2.95%	11.83%	to	16.57%
December 31, 2013	6,347	$12.26676	to	$22.22337	$103,102	0.00%	0.55%	to	2.95%	24.92%	to	31.70%
December 31, 2012	5,427	$9.53931	to	$17.10866	$67,692	0.71%	0.55%	to	2.95%	15.39%	to	18.15%
December 31, 2011	2,688	$8.14600	to	$14.68191	$27,992	0.73%	0.55%	to	2.95%	0.50%	to	2.89%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2015	26,606	$6.56393	to	$11.28433	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%
December 31, 2014	28,651	$8.19862	to	$14.17056	$295,414	0.00%	0.55%	to	3.25%	-14.29%	to	-8.86%
December 31, 2013	29,034	$9.02327	to	$15.67993	$333,568	0.00%	0.55%	to	3.25%	11.63%	to	14.75%
December 31, 2012	30,858	$7.88745	to	$13.79902	$313,815	0.41%	0.55%	to	3.25%	0.24%	to	3.05%
December 31, 2011	21,581	$7.67745	to	$13.57744	$220,749	0.61%	0.55%	to	3.25%	-22.38%	to	-15.39%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2015	749,738	$11.49045	to	$17.30044	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%
December 31, 2014	568,527	$11.65463	to	$17.63046	$7,977,063	0.00%	0.55%	to	3.25%	2.44%	to	5.30%
December 31, 2013	535,636	$11.16935	to	$16.97618	$7,295,774	0.00%	0.55%	to	3.25%	12.85%	to	16.19%
December 31, 2012	427,079	$10.69535	to	$14.81356	$5,131,917	1.21%	0.55%	to	3.25%	9.80%	to	12.87%
December 31, 2011	229,101	$9.50439	to	$13.30691	$2,473,645	1.10%	0.55%	to	3.25%	-4.90%	to	1.42%

	AST MFS Global Equity Portfolio
December 31, 2015	22,632	$10.02712	to	$20.74591	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%
December 31, 2014	22,518	$10.30110	to	$21.46497	$356,337	0.00%	0.55%	to	3.25%	0.26%	to	3.06%
December 31, 2013	20,596	$11.84660	to	$21.11684	$320,306	0.00%	0.55%	to	3.25%	20.29%	to	26.93%
December 31, 2012	15,072	$10.68753	to	$16.86736	$188,579	1.03%	0.55%	to	3.25%	19.07%	to	22.40%
December 31, 2011	8,288	$8.75800	to	$13.97222	$87,581	0.51%	0.55%	to	3.25%	-12.73%	to	-3.66%

	AST J.P. Morgan International Equity Portfolio
December 31, 2015	16,931	$9.49209	to	$15.09904	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%
December 31, 2014	17,384	$9.85774	to	$15.83614	$201,653	0.00%	0.55%	to	3.25%	-9.41%	to	-6.88%
December 31, 2013	16,428	$10.62785	to	$17.24255	$207,309	0.00%	0.55%	to	3.25%	11.61%	to	14.73%
December 31, 2012	14,337	$9.30017	to	$15.23803	$159,507	1.68%	0.55%	to	3.25%	17.94%	to	21.24%
December 31, 2011	9,785	$7.70131	to	$12.74350	$90,598	1.40%	0.55%	to	3.25%	-18.08%	to	-9.65%

	AST Templeton Global Bond Portfolio
December 31, 2015	17,773	$8.74760	to	$11.95898	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%
December 31, 2014	18,913	$9.47925	to	$12.68214	$194,300	0.00%	0.55%	to	3.25%	-2.71%	to	0.00%
December 31, 2013	19,028	$9.69586	to	$12.75701	$197,497	0.00%	0.55%	to	3.25%	-6.88%	to	-3.21%
December 31, 2012	17,788	$10.32374	to	$13.40697	$196,194	2.36%	0.55%	to	3.25%	1.80%	to	4.65%
December 31, 2011	10,426	$9.89515	to	$12.88781	$113,539	2.50%	0.55%	to	3.25%	-1.04%	to	3.55%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	130,610	$10.53324	to	$17.66125	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%
December 31, 2014	130,027	$10.88122	to	$18.12031	$1,548,823	0.00%	0.55%	to	3.25%	2.08%	to	4.92%
December 31, 2013	106,043	$10.58693	to	$17.50990	$1,219,180	0.00%	0.55%	to	3.25%	14.98%	to	19.84%
December 31, 2012	62,039	$8.89580	to	$14.81394	$604,521	0.26%	0.55%	to	3.25%	7.39%	to	10.40%
December 31, 2011	29,416	$8.08980	to	$13.60557	$265,956	0.27%	0.55%	to	3.25%	-12.57%	to	-4.36%

A 105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2015	530,160	$12.13656	to	$18.21974	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%
December 31, 2014	516,836	$12.24977	to	$18.47645	$7,352,204	0.00%	0.55%	to	3.25%	3.52%	to	6.41%
December 31, 2013	477,773	$11.61737	to	$17.60529	$6,496,923	0.00%	0.55%	to	3.25%	17.67%	to	22.00%
December 31, 2012	393,994	$9.82079	to	$14.63036	$4,452,563	0.79%	0.55%	to	3.25%	10.02%	to	13.10%
December 31, 2011	287,989	$8.76109	to	$13.11625	$2,893,895	0.51%	0.55%	to	3.25%	-9.16%	to	-2.96%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2015	276,820	$10.35394	to	$14.76472	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%
December 31, 2014	326,241	$10.85572	to	$15.55329	$4,038,220	0.00%	0.55%	to	3.25%	0.44%	to	3.25%
December 31, 2013	351,118	$10.61030	to	$15.27338	$4,268,988	0.00%	0.55%	to	3.25%	6.40%	to	9.37%
December 31, 2012	347,097	$9.96722	to	$14.15903	$3,909,210	0.97%	0.55%	to	3.25%	8.90%	to	11.95%
December 31, 2011	269,022	$8.98306	to	$12.82397	$2,725,760	0.62%	0.55%	to	3.25%	-5.82%	to	-3.20%

	AST Balanced Asset Allocation Portfolio
December 31, 2015	511,145	$11.67893	to	$16.86850	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%
December 31, 2014	514,029	$11.79468	to	$17.11604	$7,070,583	0.00%	0.55%	to	3.25%	3.06%	to	5.94%
December 31, 2013	500,114	$11.23550	to	$16.38146	$6,621,022	0.00%	0.55%	to	3.25%	13.49%	to	17.00%
December 31, 2012	451,333	$10.33901	to	$14.19558	$5,203,726	0.92%	0.55%	to	3.25%	8.81%	to	11.86%
December 31, 2011	339,582	$9.27105	to	$12.86748	$3,548,073	0.63%	0.55%	to	3.25%	-7.28%	to	-1.76%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	339,720	$10.88817	to	$14.75560	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%
December 31, 2014	360,303	$11.03255	to	$15.02176	$4,631,404	0.00%	0.55%	to	3.25%	2.34%	to	5.19%
December 31, 2013	372,081	$10.58368	to	$14.47848	$4,626,398	0.00%	0.55%	to	3.25%	5.66%	to	8.61%
December 31, 2012	367,594	$10.51490	to	$13.51575	$4,290,630	1.09%	0.55%	to	3.25%	6.78%	to	9.77%
December 31, 2011	264,390	$9.60825	to	$12.48452	$2,869,173	0.90%	0.55%	to	3.25%	-3.91%	to	0.44%

	AST FI Pyramis Quantitative Portfolio
December 31, 2015	257,720	$10.84576	to	$16.33350	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
December 31, 2014	251,091	$11.02371	to	$16.48864	$3,226,253	0.00%	0.55%	to	3.25%	-0.20%	to	2.58%
December 31, 2013	248,285	$10.84192	to	$16.29666	$3,164,359	0.00%	0.55%	to	3.25%	11.03%	to	14.13%
December 31, 2012	211,694	$9.58449	to	$14.47747	$2,406,115	1.88%	0.55%	to	3.25%	7.03%	to	10.03%
December 31, 2011	130,049	$8.78893	to	$13.34133	$1,346,840	1.74%	0.55%	to	3.25%	-6.65%	to	-2.05%

	AST Prudential Growth Allocation Portfolio
December 31, 2015	527,423	$10.70877	to	$17.35014	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%
December 31, 2014	324,805	$10.95802	to	$17.79750	$4,474,369	0.00%	0.55%	to	3.25%	5.65%	to	8.60%
December 31, 2013	296,876	$10.20562	to	$16.61628	$3,842,656	0.00%	0.55%	to	3.25%	13.22%	to	16.38%
December 31, 2012	248,630	$8.86900	to	$14.47559	$2,804,356	1.30%	0.55%	to	3.25%	9.25%	to	12.30%
December 31, 2011	148,843	$7.98786	to	$13.06962	$1,485,879	1.18%	0.55%	to	3.25%	-11.82%	to	-6.73%

	AST Advanced Strategies Portfolio
December 31, 2015	442,206	$11.55605	to	$17.84949	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%
December 31, 2014	447,097	$11.63271	to	$18.05257	$6,256,006	0.00%	0.55%	to	3.25%	2.66%	to	5.52%
December 31, 2013	426,587	$11.12429	to	$17.34521	$5,785,628	0.00%	0.55%	to	3.25%	12.52%	to	15.92%
December 31, 2012	343,976	$10.48694	to	$15.17148	$4,121,284	1.27%	0.55%	to	3.25%	9.95%	to	13.02%
December 31, 2011	193,663	$9.30664	to	$13.61010	$2,075,520	1.03%	0.55%	to	3.25%	-6.93%	to	-0.44%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	31,122	$10.50087	to	$26.85854	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%
December 31, 2014	31,590	$11.22522	to	$24.98767	$590,749	0.00%	0.55%	to	3.25%	4.82%	to	13.35%
December 31, 2013	30,311	$13.54255	to	$23.51273	$533,490	0.00%	0.55%	to	3.25%	37.92%	to	43.23%
December 31, 2012	26,918	$10.57497	to	$16.64347	$334,820	0.00%	0.55%	to	3.25%	13.76%	to	16.94%
December 31, 2011	16,190	$9.07073	to	$14.43104	$173,497	0.00%	0.55%	to	3.25%	-9.08%	to	-2.24%

	AST Money Market Portfolio
December 31, 2015	25,658	$8.24671	to	$9.97360	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%
December 31, 2014	20,583	$8.49004	to	$10.08368	$192,741	0.00%	0.55%	to	3.25%	-3.25%	to	-0.47%
December 31, 2013	22,470	$8.74050	to	$10.20011	$213,351	0.00%	0.55%	to	3.25%	-3.25%	to	-0.55%
December 31, 2012	24,863	$8.99838	to	$10.31714	$240,224	0.01%	0.55%	to	3.25%	-3.25%	to	-0.54%
December 31, 2011	24,015	$9.26367	to	$10.43487	$236,147	0.02%	0.55%	to	3.25%	-3.22%	to	-0.52%

A 106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2015	11,007	$9.63214	to	$25.09686	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%
December 31, 2014	10,894	$10.96730	to	$25.38680	$196,547	0.00%	0.55%	to	3.25%	0.44%	to	10.75%
December 31, 2013	11,797	$12.40268	to	$24.92978	$209,244	0.00%	0.55%	to	3.25%	26.69%	to	34.43%
December 31, 2012	9,973	$9.69125	to	$18.80226	$133,149	0.00%	0.55%	to	3.25%	8.52%	to	11.56%
December 31, 2011	7,586	$8.71343	to	$17.08879	$91,234	0.00%	0.55%	to	3.25%	-12.02%	to	-1.52%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	153,110	$9.60692	to	$14.00299	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%
December 31, 2014	178,576	$9.95820	to	$14.46916	$2,043,441	0.00%	0.55%	to	3.25%	0.84%	to	3.66%
December 31, 2013	201,354	$9.69455	to	$14.04141	$2,248,671	0.00%	0.55%	to	3.25%	-5.03%	to	-2.38%
December 31, 2012	205,774	$10.81598	to	$14.46865	$2,382,350	2.53%	0.55%	to	3.25%	5.76%	to	8.72%
December 31, 2011	139,943	$9.99564	to	$13.38718	$1,518,001	1.84%	0.55%	to	3.25%	-0.17%	to	2.61%

	AST International Value Portfolio
December 31, 2015	11,460	$8.88788	to	$14.87771	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%
December 31, 2014	8,002	$8.89959	to	$15.04489	$90,248	0.00%	0.55%	to	3.25%	-9.74%	to	-6.37%
December 31, 2013	7,524	$9.62974	to	$16.44049	$92,461	0.00%	0.55%	to	3.25%	15.59%	to	18.81%
December 31, 2012	6,716	$8.13719	to	$14.02985	$70,251	2.14%	0.55%	to	3.25%	12.88%	to	16.03%
December 31, 2011	4,763	$7.04041	to	$12.25942	$43,196	1.53%	0.55%	to	3.25%	-21.55%	to	-13.03%

	AST International Growth Portfolio
December 31, 2015	18,345	$9.47869	to	$16.47336	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%
December 31, 2014	17,912	$9.27675	to	$16.28200	$201,219	0.00%	0.55%	to	3.25%	-8.60%	to	-2.22%
December 31, 2013	17,172	$9.91250	to	$17.57026	$206,639	0.00%	0.55%	to	3.25%	15.19%	to	18.40%
December 31, 2012	16,433	$8.40498	to	$15.04565	$167,285	1.04%	0.55%	to	3.25%	16.45%	to	19.70%
December 31, 2011	7,248	$7.04917	to	$12.74401	$63,232	0.64%	0.55%	to	3.25%	-18.51%	to	-13.40%

	NVIT Developing Markets Fund (Class II)
December 31, 2015	519	$10.80496	to	$11.51683	$5,808	1.01%	1.40%	to	2.00%	-17.96%	to	-17.48%
December 31, 2014	595	$13.17058	to	$13.95567	$8,083	0.80%	1.40%	to	2.00%	-7.69%	to	-7.15%
December 31, 2013	743	$14.26831	to	$15.02994	$10,905	0.94%	1.40%	to	2.00%	-1.93%	to	-1.35%
December 31, 2012	882	$14.54907	to	$15.23556	$13,170	0.09%	1.40%	to	2.00%	14.49%	to	15.17%
December 31, 2011	1,066	$12.70790	to	$13.22905	$13,856	0.27%	1.40%	to	2.00%	-23.92%	to	-23.48%

	AST Investment Grade Bond Portfolio
December 31, 2015	209,767	$9.94319	to	$16.04012	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%
December 31, 2014	54,970	$10.02333	to	$16.00477	$727,546	0.00%	0.55%	to	2.65%	3.90%	to	6.14%
December 31, 2013	48,730	$9.57812	to	$15.13806	$621,532	0.00%	0.55%	to	2.65%	-5.75%	to	-3.72%
December 31, 2012	240,122	$11.79750	to	$15.78403	$3,143,918	1.35%	0.55%	to	2.65%	6.50%	to	8.80%
December 31, 2011	624,195	$10.87605	to	$14.56477	$7,606,942	0.43%	0.55%	to	2.65%	8.68%	to	11.82%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2015	46,717	$9.94275	to	$12.91308	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%
December 31, 2014	45,410	$10.27737	to	$12.87649	$536,794	0.00%	0.55%	to	3.25%	3.00%	to	6.61%
December 31, 2013	38,647	$9.72854	to	$12.12603	$433,901	0.00%	0.55%	to	3.25%	-4.69%	to	-2.03%
December 31, 2012	36,399	$11.01502	to	$12.52719	$422,609	3.25%	0.55%	to	3.25%	4.34%	to	7.26%
December 31, 2011	23,999	$10.31578	to	$11.84188	$263,297	2.74%	0.55%	to	3.25%	2.59%	to	5.44%

	AST Bond Portfolio 2018
December 31, 2015	5,765	$10.72979	to	$13.89063	$66,648	0.00%	1.15%	to	3.25%	-2.47%	to	-0.35%
December 31, 2014	6,473	$11.00100	to	$13.95817	$75,796	0.00%	1.15%	to	3.25%	-0.67%	to	1.48%
December 31, 2013	8,868	$11.07563	to	$13.77289	$103,179	0.00%	1.15%	to	3.25%	-6.29%	to	-4.26%
December 31, 2012	13,761	$11.81915	to	$14.40463	$168,637	0.49%	1.15%	to	3.25%	2.27%	to	4.50%
December 31, 2011	14,702	$11.55635	to	$13.80307	$174,657	0.19%	1.15%	to	3.25%	9.90%	to	12.27%

	AST Bond Portfolio 2019
December 31, 2015	1,152	$10.97872	to	$14.06169	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%
December 31, 2014	1,127	$11.22726	to	$14.09353	$13,783	0.00%	1.15%	to	3.25%	0.88%	to	3.07%
December 31, 2013	1,691	$11.03065	to	$13.69295	$20,191	0.00%	1.15%	to	3.25%	-7.93%	to	-5.93%
December 31, 2012	2,327	$11.93263	to	$14.57520	$29,834	0.83%	1.15%	to	3.25%	2.41%	to	4.64%
December 31, 2011	809	$13.36844	to	$13.94770	$11,027	0.95%	1.30%	to	2.40%	13.26%	to	14.49%
A 107

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Global Real Estate Portfolio
December 31, 2015	4,979	$10.04953	to	$21.35711	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%
December 31, 2014	5,837	$10.85387	to	$21.79318	$88,156	0.00%	0.55%	to	3.25%	7.71%	to	13.30%
December 31, 2013	6,107	$10.08073	to	$19.50272	$82,371	0.00%	0.55%	to	3.25%	0.96%	to	3.77%
December 31, 2012	5,471	$10.83725	to	$19.05468	$72,228	1.37%	0.55%	to	3.25%	22.68%	to	26.11%
December 31, 2011	2,702	$8.75182	to	$15.32029	$28,411	2.36%	0.55%	to	3.25%	-12.17%	to	-5.56%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2015	20,044	$6.90859	to	$12.06351	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%
December 31, 2014	22,066	$8.36743	to	$14.76931	$215,174	0.00%	0.55%	to	3.25%	-7.78%	to	-5.21%
December 31, 2013	22,890	$8.85375	to	$15.79714	$237,960	0.00%	0.55%	to	3.25%	-3.03%	to	-0.33%
December 31, 2012	20,909	$8.90982	to	$16.06935	$220,458	1.08%	0.55%	to	3.25%	14.09%	to	17.28%
December 31, 2011	13,670	$7.61998	to	$13.89229	$123,993	0.93%	0.55%	to	3.25%	-23.87%	to	-20.71%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2015	16,007	$9.83593	to	$23.76601	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%
December 31, 2014	17,426	$10.75944	to	$25.63821	$322,407	0.00%	0.55%	to	3.25%	3.71%	to	7.79%
December 31, 2013	17,117	$12.69230	to	$24.38308	$301,627	0.00%	0.55%	to	3.25%	29.72%	to	38.05%
December 31, 2012	14,958	$10.52515	to	$17.90792	$192,756	0.48%	0.55%	to	3.25%	11.92%	to	15.05%
December 31, 2011	8,707	$9.17568	to	$15.78149	$99,213	0.50%	0.55%	to	3.25%	-7.35%	to	0.75%

	AST Schroders Global Tactical Portfolio
December 31, 2015	397,986	$9.85084	to	$17.62315	$5,403,210	0.00%	0.55%	to	3.25%	-3.78%	to	-1.09%
December 31, 2014	242,326	$11.66637	to	$18.13826	$3,390,732	0.00%	0.55%	to	3.25%	2.42%	to	5.28%
December 31, 2013	229,670	$11.25123	to	$17.46806	$3,115,315	0.00%	0.55%	to	3.25%	13.73%	to	17.41%
December 31, 2012	178,381	$9.83583	to	$15.08440	$2,100,412	0.45%	0.55%	to	3.25%	12.13%	to	15.27%
December 31, 2011	100,743	$8.71154	to	$13.26883	$1,031,946	0.29%	0.55%	to	3.25%	-8.49%	to	-2.93%

	AST RCM World Trends Portfolio
December 31, 2015	325,283	$10.72707	to	$15.22173	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%
December 31, 2014	273,990	$11.02964	to	$15.54433	$3,451,525	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	262,920	$10.76855	to	$15.07275	$3,225,999	0.00%	0.55%	to	3.25%	8.79%	to	11.82%
December 31, 2012	221,186	$9.83094	to	$13.66670	$2,470,812	0.52%	0.55%	to	3.25%	6.69%	to	9.68%
December 31, 2011	126,313	$9.15103	to	$12.63456	$1,292,495	0.40%	0.55%	to	3.25%	-6.86%	to	-2.36%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2015	160,974	$11.43224	to	$17.17857	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%
December 31, 2014	162,235	$11.72319	to	$17.69896	$2,240,419	0.00%	0.55%	to	3.25%	2.91%	to	5.78%
December 31, 2013	155,830	$11.18390	to	$16.96442	$2,077,440	0.00%	0.55%	to	3.25%	12.50%	to	15.64%
December 31, 2012	129,515	$10.40314	to	$14.87346	$1,521,500	0.44%	0.55%	to	3.25%	9.89%	to	12.96%
December 31, 2011	74,331	$9.31537	to	$13.35045	$778,470	0.34%	0.55%	to	3.25%	-6.67%	to	-1.12%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2015	156,015	$10.54112	to	$14.63787	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%
December 31, 2014	168,112	$10.79436	to	$15.06034	$2,047,500	0.00%	0.55%	to	3.25%	0.66%	to	3.47%
December 31, 2013	160,349	$10.52772	to	$14.75766	$1,929,095	0.00%	0.55%	to	3.25%	6.25%	to	9.22%
December 31, 2012	142,917	$10.28303	to	$13.69989	$1,608,379	0.57%	0.55%	to	3.25%	6.54%	to	9.52%
December 31, 2011	93,246	$9.41906	to	$12.68275	$967,246	0.48%	0.55%	to	3.25%	-5.72%	to	-1.05%

	AST FI Pyramis® Asset Allocation Portfolio
December 31, 2015	—	$11.85274	to	$17.14511	$—	0.00%	0.55%	to	3.25%	-1.53%	to	0.64%
December 31, 2014	179,691	$11.86300	to	$17.22400	$2,479,574	0.00%	0.55%	to	3.25%	2.28%	to	5.14%
December 31, 2013	157,737	$11.38633	to	$16.60998	$2,122,569	0.00%	0.55%	to	3.25%	15.35%	to	18.57%
December 31, 2012	113,955	$10.22856	to	$14.20334	$1,323,739	0.49%	0.55%	to	3.25%	9.94%	to	13.01%
December 31, 2011	58,251	$9.24016	to	$12.74316	$603,154	0.22%	0.55%	to	3.25%	-5.64%	to	-3.01%

	ProFund VP Consumer Services
December 31, 2015	25	$20.14569	to	$23.37776	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%
December 31, 2014	19	$19.68593	to	$22.45403	$393	0.00%	0.55%	to	2.30%	9.93%	to	11.84%
December 31, 2013	27	$17.90731	to	$20.07642	$518	0.21%	0.55%	to	2.30%	36.73%	to	39.10%
December 31, 2012	13	$13.27826	to	$14.43316	$177	0.00%	0.55%	to	2.00%	19.70%	to	21.43%
December 31, 2011	10	$11.09282	to	$11.88626	$123	0.00%	0.55%	to	2.00%	3.43%	to	4.92%

A 108

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Goods Portfolio
December 31, 2015	24	$16.25439	to	$18.92880	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%
December 31, 2014	21	$15.96364	to	$18.27284	$366	0.52%	0.55%	to	2.30%	7.75%	to	9.62%
December 31, 2013	25	$14.81554	to	$16.66911	$404	0.65%	0.55%	to	2.30%	25.57%	to	27.75%
December 31, 2012	34	$11.79908	to	$13.04871	$424	0.80%	0.55%	to	2.30%	8.36%	to	10.25%
December 31, 2011	32	$10.88855	to	$11.83570	$358	0.90%	0.55%	to	2.30%	4.55%	to	6.36%

	ProFund VP Financials
December 31, 2015	70	$9.01902	to	$15.80683	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%
December 31, 2014	86	$9.36637	to	$16.13532	$917	0.20%	0.55%	to	2.30%	10.38%	to	12.30%
December 31, 2013	95	$8.48563	to	$14.36857	$863	0.43%	0.55%	to	2.30%	29.11%	to	31.35%
December 31, 2012	115	$6.57243	to	$10.93910	$895	0.12%	0.55%	to	2.30%	21.92%	to	24.04%
December 31, 2011	78	$5.39074	to	$8.81882	$429	0.00%	0.55%	to	2.30%	-15.77%	to	-14.31%

	ProFund VP Health Care
December 31, 2015	105	$20.43335	to	$22.70228	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%
December 31, 2014	104	$19.90350	to	$21.73588	$2,194	0.08%	0.55%	to	2.30%	20.92%	to	23.02%
December 31, 2013	104	$16.46022	to	$17.66879	$1,795	0.29%	0.55%	to	2.30%	36.62%	to	38.99%
December 31, 2012	98	$12.04846	to	$12.71236	$1,228	0.38%	0.55%	to	2.30%	14.76%	to	16.76%
December 31, 2011	64	$10.49885	to	$10.88771	$693	0.29%	0.55%	to	2.30%	7.64%	to	9.51%

	ProFund VP Industrials
December 31, 2015	19	$12.69577	to	$17.93702	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%
December 31, 2014	25	$13.45439	to	$18.67500	$376	0.28%	0.55%	to	2.35%	3.15%	to	5.00%
December 31, 2013	29	$13.04318	to	$17.78615	$422	0.53%	0.55%	to	2.35%	35.02%	to	37.43%
December 31, 2012	25	$9.66036	to	$12.94217	$269	0.28%	0.55%	to	2.35%	13.13%	to	15.16%
December 31, 2011	19	$8.53881	to	$11.23828	$171	0.35%	0.55%	to	2.35%	-4.04%	to	-2.32%

	ProFund VP Mid-Cap Growth
December 31, 2015	37	$14.52475	to	$17.84091	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%
December 31, 2014	34	$14.81688	to	$17.88891	$542	0.00%	0.55%	to	2.30%	3.51%	to	5.31%
December 31, 2013	42	$14.31437	to	$16.98714	$628	0.00%	0.55%	to	2.30%	27.59%	to	29.81%
December 31, 2012	32	$11.21885	to	$13.08646	$373	0.00%	0.55%	to	2.30%	12.78%	to	14.75%
December 31, 2011	32	$9.94731	to	$11.40463	$326	0.00%	0.55%	to	2.30%	-5.07%	to	-3.43%

	ProFund VP Mid-Cap Value
December 31, 2015	25	$12.95243	to	$16.27269	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%
December 31, 2014	32	$14.43790	to	$17.82890	$505	0.19%	0.55%	to	2.30%	7.71%	to	9.58%
December 31, 2013	51	$13.40458	to	$16.27030	$759	0.34%	0.55%	to	2.30%	29.19%	to	31.43%
December 31, 2012	56	$10.37597	to	$12.37923	$645	0.16%	0.55%	to	2.30%	13.94%	to	15.92%
December 31, 2011	66	$9.10660	to	$10.67879	$665	0.15%	0.55%	to	2.30%	-6.08%	to	-4.45%

	ProFund VP Real Estate
December 31, 2015	40	$11.51586	to	$17.45217	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%
December 31, 2014	51	$11.74265	to	$17.49199	$693	1.62%	0.55%	to	2.30%	22.21%	to	24.33%
December 31, 2013	44	$9.60879	to	$14.06912	$446	1.29%	0.55%	to	2.30%	-2.16%	to	-0.46%
December 31, 2012	48	$9.82085	to	$14.13382	$496	2.52%	0.55%	to	2.30%	14.53%	to	16.53%
December 31, 2011	43	$8.57465	to	$12.12925	$386	0.00%	0.55%	to	2.30%	2.40%	to	4.17%

	ProFund VP Small-Cap Growth
December 31, 2015	33	$15.17114	to	$21.92754	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%
December 31, 2014	43	$15.34027	to	$22.30194	$757	0.00%	0.55%	to	2.90%	-0.71%	to	1.61%
December 31, 2013	68	$15.35942	to	$22.46084	$1,183	0.00%	0.55%	to	2.90%	36.47%	to	39.65%
December 31, 2012	34	$11.18920	to	$16.45836	$411	0.00%	0.55%	to	2.90%	9.31%	to	11.86%
December 31, 2011	37	$10.17680	to	$15.05725	$403	0.00%	0.55%	to	2.90%	-1.57%	to	0.72%

	ProFund VP Small-Cap Value
December 31, 2015	14	$13.64566	to	$16.12404	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%
December 31, 2014	16	$15.17487	to	$17.67642	$262	0.00%	0.55%	to	2.00%	3.74%	to	5.23%
December 31, 2013	28	$14.62787	to	$16.79752	$448	0.21%	0.55%	to	2.00%	34.98%	to	36.92%
December 31, 2012	27	$10.68964	to	$12.26837	$314	0.00%	0.55%	to	2.30%	13.54%	to	15.52%
December 31, 2011	39	$9.41484	to	$10.62040	$404	0.00%	0.55%	to	2.30%	-6.26%	to	-4.63%

A 109

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2015	8	$10.36988	to	$16.20279	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%
December 31, 2014	9	$10.45451	to	$16.04832	$97	4.10%	0.55%	to	2.35%	-1.74%	to	0.01%
December 31, 2013	14	$10.64000	to	$16.04617	$161	2.27%	0.55%	to	2.35%	9.50%	to	11.45%
December 31, 2012	18	$9.71718	to	$14.39725	$213	3.22%	0.55%	to	2.35%	13.84%	to	15.88%
December 31, 2011	15	$8.53611	to	$12.42479	$133	3.63%	0.55%	to	2.35%	-0.47%	to	1.31%

	ProFund VP Utilities
December 31, 2015	45	$11.29562	to	$16.60493	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%
December 31, 2014	55	$12.34589	to	$17.83892	$821	1.72%	0.55%	to	2.30%	23.05%	to	25.19%
December 31, 2013	49	$10.03284	to	$14.24930	$560	2.54%	0.55%	to	2.30%	10.77%	to	12.69%
December 31, 2012	63	$9.05776	to	$12.64461	$651	2.12%	0.55%	to	2.30%	-2.12%	to	-0.41%
December 31, 2011	55	$9.25352	to	$12.69674	$589	1.69%	0.55%	to	2.30%	14.87%	to	16.86%

	ProFund VP Large-Cap Growth
December 31, 2015	67	$14.90752	to	$19.10939	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%
December 31, 2014	115	$14.69828	to	$18.51933	$1,832	0.11%	0.55%	to	2.30%	10.39%	to	12.31%
December 31, 2013	84	$13.31507	to	$16.49009	$1,188	0.33%	0.55%	to	2.30%	27.73%	to	29.95%
December 31, 2012	70	$10.42444	to	$12.68990	$767	0.08%	0.55%	to	2.30%	10.18%	to	12.10%
December 31, 2011	69	$9.46136	to	$11.32042	$691	0.00%	0.55%	to	2.30%	0.82%	to	2.56%

	ProFund VP Large-Cap Value
December 31, 2015	85	$10.94123	to	$16.31041	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%
December 31, 2014	119	$11.78374	to	$17.21581	$1,542	0.66%	0.55%	to	2.60%	7.67%	to	9.87%
December 31, 2013	105	$11.12739	to	$15.66968	$1,312	0.94%	0.55%	to	2.30%	26.97%	to	29.18%
December 31, 2012	92	$8.76356	to	$12.13040	$878	0.86%	0.55%	to	2.30%	12.82%	to	14.79%
December 31, 2011	97	$7.76766	to	$10.56792	$851	0.69%	0.55%	to	2.30%	-3.49%	to	-1.82%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2015	5,423	$9.46149	to	$16.29712	$77,722	0.00%	0.55%	to	3.25%	-7.86%	to	4.05%
December 31, 2014	6,072	$13.25293	to	$17.27505	$93,046	0.00%	0.55%	to	3.25%	6.68%	to	9.66%
December 31, 2013	5,993	$12.19594	to	$15.81555	$84,817	0.00%	0.55%	to	3.25%	24.20%	to	30.71%
December 31, 2012	5,590	$9.54913	to	$12.14782	$61,346	0.45%	0.55%	to	3.25%	9.55%	to	12.61%
December 31, 2011	3,425	$8.50545	to	$10.83000	$33,837	0.33%	0.55%	to	3.25%	-14.75%	to	-6.39%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2015	9,404	$10.67760	to	$20.77175	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%
December 31, 2014	7,911	$11.27625	to	$18.95352	$136,715	0.00%	0.55%	to	3.25%	5.95%	to	13.75%
December 31, 2013	7,114	$13.00723	to	$17.47295	$114,261	0.00%	0.55%	to	3.25%	32.06%	to	35.74%
December 31, 2012	6,499	$10.54999	to	$12.92284	$78,351	0.00%	0.55%	to	3.25%	11.44%	to	14.55%
December 31, 2011	3,024	$9.23751	to	$11.32571	$32,384	0.00%	0.55%	to	3.25%	-7.55%	to	0.11%

	AST Bond Portfolio 2020
December 31, 2015	2,184	$11.23155	to	$12.87816	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%
December 31, 2014	2,159	$11.26177	to	$12.83200	$26,327	0.00%	1.15%	to	3.25%	2.71%	to	4.94%
December 31, 2013	2,613	$10.48701	to	$12.22814	$30,751	0.00%	1.15%	to	3.25%	-9.55%	to	-7.59%
December 31, 2012	48	$11.48725	to	$12.95314	$589	2.69%	1.30%	to	3.25%	2.86%	to	4.95%
December 31, 2011	314	$11.06416	to	$12.41953	$3,603	1.15%	1.30%	to	2.95%	15.28%	to	17.15%

	AST Bond Portfolio 2017
December 31, 2015	6,710	$10.34648	to	$11.21325	$73,908	0.00%	1.90%	to	3.25%	-3.09%	to	-1.74%
December 31, 2014	6,505	$10.67630	to	$11.41153	$73,050	0.00%	1.90%	to	3.25%	-1.87%	to	-0.50%
December 31, 2013	8,655	$10.87944	to	$11.80555	$98,018	0.00%	1.15%	to	3.25%	-5.24%	to	-3.18%
December 31, 2012	13,596	$11.48120	to	$12.19387	$160,818	0.52%	1.15%	to	3.25%	1.70%	to	3.91%
December 31, 2011	15,087	$11.28966	to	$11.73508	$173,608	0.08%	1.15%	to	3.25%	7.80%	to	10.13%

	AST Bond Portfolio 2021
December 31, 2015	7,667	$11.82229	to	$13.39143	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%
December 31, 2014	8,022	$12.00532	to	$13.35471	$100,683	0.00%	1.15%	to	3.25%	4.18%	to	6.44%
December 31, 2013	6,858	$11.52353	to	$12.71942	$81,707	0.00%	1.15%	to	3.25%	-10.02%	to	-8.07%
December 31, 2012	14.512	$12.80734	to	$13.85470	$191,262	0.78%	1.15%	to	3.25%	3.32%	to	5.57%
December 31, 2011	18,356	$12.39610	to	$13.14210	$232,734	0.06%	1.15%	to	3.25%	16.40%	to	18.92%

A 110

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2015	20	$14.99408	to	$15.81779	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%
December 31, 2014	30	$14.92875	to	$15.67932	$454	2.99%	1.40%	to	1.85%	-7.02%	to	-6.61%
December 31, 2013	37	$16.05615	to	$16.78881	$597	2.36%	1.40%	to	1.85%	17.76%	to	18.28%
December 31, 2012	44	$13.63464	to	$14.19378	$603	1.60%	1.40%	to	1.85%	11.61%	to	12.11%
December 31, 2011	52	$12.21604	to	$12.66075	$649	0.64%	1.40%	to	1.85%	-14.37%	to	-13.99%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2015	274	$2.20583	to	$3.18208	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
December 31, 2014	334	$2.20106	to	$3.17517	$1,027	0.00%	1.40%	to	1.85%	2.19%	to	2.65%
December 31, 2013	473	$2.14418	to	$3.09314	$1,417	0.39%	1.40%	to	1.85%	37.67%	to	38.29%
December 31, 2012	502	$1.55055	to	$2.23677	$1,091	0.00%	1.40%	to	1.85%	18.56%	to	19.09%
December 31, 2011	683	$1.30203	to	$1.87829	$1,249	0.00%	1.40%	to	1.85%	-7.08%	to	-6.66%

	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
December 31, 2015	23	$16.64510	to	$17.05290	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%
December 31, 2014	25	$17.41188	to	$17.75964	$445	0.00%	1.40%	to	1.85%	-3.46%	to	-3.03%
December 31, 2013	33	$18.03604	to	$18.31500	$602	0.00%	1.40%	to	1.85%	47.82%	to	48.48%
December 31, 2012	41	$12.20120	to	$12.33511	$501	0.00%	1.40%	to	1.85%	6.14%	to	6.62%
December 31, 2011	47	$11.49507	to	$11.56958	$545	0.00%	1.40%	to	1.85%	-6.08%	to	-5.66%

	Wells Fargo VT Small Cap Value Portfolio (Class 1)
December 31, 2015	65	$12.33980	to	$12.64181	$806	0.57%	1.40%	to	1.85%	-11.97%	to	-11.58%
December 31, 2014	71	$14.01834	to	$14.29794	$997	0.62%	1.40%	to	1.85%	2.73%	to	3.19%
December 31, 2013	86	$13.64565	to	$13.85629	$1,185	0.98%	1.40%	to	1.85%	12.94%	to	13.44%
December 31, 2012	107	$12.08206	to	$12.21442	$1,299	1.09%	1.40%	to	1.85%	12.25%	to	12.75%
December 31, 2011	131	$10.76329	to	$10.83306	$1,409	0.86%	1.40%	to	1.85%	-8.74%	to	-8.34%

	AST Bond Portfolio 2022 (available January 3, 2011)
December 31, 2015	6,111	$11.17048	to	$12.43617	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%
December 31, 2014	4,101	$11.30860	to	$12.32246	$48,234	0.00%	1.15%	to	3.25%	6.78%	to	9.10%
December 31, 2013	5,950	$10.59034	to	$11.29472	$64,899	0.00%	1.15%	to	3.25%	-12.68%	to	-10.78%
December 31, 2012	10,633	$12.12814	to	$12.65985	$131,877	0.03%	1.15%	to	3.25%	2.40%	to	4.63%
December 31, 2011	7,051	$11.84372	to	$12.09978	$84,496	0.00%	1.15%	to	3.25%	18.44%	to	21.00%

	AST Quantitative Modeling Portfolio (available May 2, 2011)
December 31, 2015	60,584	$10.11339	to	$12.95739	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%
December 31, 2014	43,953	$10.54716	to	$13.00950	$545,769	0.00%	0.55%	to	2.65%	3.75%	to	5.92%
December 31, 2013	30,084	$11.59795	to	$12.28290	$358,117	0.00%	0.55%	to	2.25%	17.54%	to	21.72%
December 31, 2012	19,469	$9.82808	to	$10.09074	$192,842	0.04%	0.55%	to	2.15%	10.77%	to	12.54%
December 31, 2011	9,116	$8.87815	to	$8.96673	$81,124	0.00%	0.55%	to	2.05%	-11.20%	to	-10.33%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	163,922	$10.02536	to	$11.40201	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%
December 31, 2014	163,477	$10.68270	to	$11.81961	$1,852,566	0.00%	0.55%	to	3.25%	1.49%	to	4.32%
December 31, 2013	159,964	$10.52625	to	$11.33041	$1,757,753	0.00%	0.55%	to	3.25%	7.25%	to	10.24%
December 31, 2012	137,665	$9.81460	to	$10.27765	$1,388,059	0.47%	0.55%	to	3.25%	8.25%	to	11.28%
December 31, 2011	89,096	$9.06646	to	$9.23573	$816,029	0.00%	0.55%	to	3.25%	-9.31%	to	-7.64%

	Wells Fargo VT Opportunity Fund (Class 1) (available August 26, 2011)
December 31, 2015	89	$16.21986	to	$16.53517	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%
December 31, 2014	93	$17.00412	to	$17.25814	$1,586	0.29%	1.40%	to	1.85%	8.69%	to	9.17%
December 31, 2013	107	$15.64456	to	$15.80815	$1,674	0.45%	1.40%	to	1.85%	28.61%	to	29.18%
December 31, 2012	123	$12.16401	to	$12.23691	$1,502	0.58%	1.40%	to	1.85%	13.69%	to	14.20%
December 31, 2011	125	$10.69886	to	$10.71531	$1,341	0.00%	1.40%	to	1.85%	4.66%	to	4.81%

	AST Prudential Core Bond Portfolio (available October 31, 2011)
December 31, 2015	20,330	$9.73794	to	$10.92367	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%
December 31, 2014	18,102	$10.09214	to	$11.01361	$194,171	0.00%	0.55%	to	3.25%	2.62%	to	5.48%
December 31, 2013	14,767	$9.68326	to	$10.44169	$151,663	0.00%	0.55%	to	2.85%	-5.10%	to	-2.85%
December 31, 2012	12,451	$10.46916	to	$10.74805	$132,486	0.17%	0.55%	to	2.75%	4.16%	to	6.52%
December 31, 2011	1,096	$10.05117	to	$10.08473	$11,039	0.00%	0.85%	to	2.75%	0.33%	to	0.65%
A 111

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman Core Bond Portfolio (available October 31, 2011) (expired October 16, 2015)
December 31, 2015	—	$9.59259	to	$10.69949	$—	0.00%	0.55%	to	3.25%	-1.56%	to	0.61%
December 31, 2014	5,454	$9.74430	to	$10.63422	$55,955	0.00%	0.55%	to	3.25%	1.73%	to	4.57%
December 31, 2013	3,859	$9.57823	to	$10.16927	$38,272	0.00%	0.55%	to	3.25%	-5.99%	to	-3.37%
December 31, 2012	3,617	$10.25066	to	$10.52360	$37,538	0.23%	0.55%	to	2.75%	1.98%	to	4.30%
December 31, 2011	428	$10.05125	to	$10.08481	$4,306	0.00%	0.85%	to	2.75%	0.24%	to	0.55%

	AST Bond Portfolio 2023 (available January 3, 2012)
December 31, 2015	854	$9.63768	to	$10.44565	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%
December 31, 2014	9,386	$9.69880	to	$10.30246	$94,025	0.00%	1.30%	to	3.25%	8.96%	to	11.17%
December 31, 2013	21,962	$8.90118	to	$9.29219	$199,986	0.00%	1.15%	to	3.25%	-13.12%	to	-11.23%
December 31, 2012	3,101	$10.24517	to	$10.45376	$32,173	0.00%	1.30%	to	3.25%	2.45%	to	4.54%
December 31, 2011

	AST Franklin Templeton Founding Funds Allocation Portfolio (available April 30, 2012) (expired October 16, 2015)
December 31, 2015	—	$11.44832	to	$13.29677	$—	0.00%	0.55%	to	3.25%	-5.42%	to	-3.33%
December 31, 2014	237,596	$11.92878	to	$13.75528	$3,173,776	0.00%	0.55%	to	3.25%	-0.18%	to	2.61%
December 31, 2013	250,383	$11.73153	to	$13.40539	$3,294,490	0.00%	0.55%	to	3.25%	19.00%	to	23.79%
December 31, 2012	226,667	$10.62945	to	$10.82950	$2,436,575	0.00%	0.55%	to	3.25%	6.32%	to	8.30%

	AST New Discovery Asset Allocation Portfolio (available April 30, 2012)
December 31, 2015	42,485	$11.40064	to	$12.63270	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%
December 31, 2014	39,864	$11.71380	to	$12.86226	$491,762	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	31,973	$11.30516	to	$12.30125	$383,555	0.00%	0.55%	to	3.15%	14.35%	to	18.26%
December 31, 2012	18,256	$10.21676	to	$10.40185	$188,504	0.92%	0.55%	to	3.15%	2.19%	to	4.02%

	AST Western Asset Emerging Markets Debt Portfolio (available August 20, 2012)
December 31, 2015	350	$8.65469	to	$9.95247	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	263	$9.10774	to	$9.70400	$2,477	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	150	$9.16475	to	$9.52764	$1,404	0.00%	0.55%	to	1.95%	-9.83%	to	-8.03%
December 31, 2012	40	$10.38171	to	$10.42862	$414	0.00%	0.55%	to	1.75%	3.83%	to	4.29%

	AST MFS Large-Cap Value Portfolio (available August 20, 2012)
December 31, 2015	3,551	$10.18463	to	$14.82181	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%
December 31, 2014	2,236	$10.95451	to	$15.01238	$32,565	0.00%	0.55%	to	2.70%	7.24%	to	9.61%
December 31, 2013	1,183	$12.28936	to	$13.69602	$15,936	0.00%	0.55%	to	2.70%	25.05%	to	33.76%
December 31, 2012	103	$10.15815	to	$10.23902	$1,049	0.00%	0.55%	to	2.65%	1.60%	to	2.39%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2015	368	$9.50916	to	$10.14192	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%
December 31, 2014	5,710	$9.55706	to	$9.97651	$55.945	0.00%	1.15%	to	3.25%	10.87%	to	13.27%
December 31, 2013	7,249	$8.62024	to	$8.80746	$63,244	0.00%	1.15%	to	3.25%	-13.80%	to	11.93%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	454	$7.92164	to	$9.87917	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%
December 31, 2014	209	$9.56412	to	$9.85401	$2,023	0.00%	0.55%	to	1.95%	-5.02%	to	-2.14%
December 31, 2013	117	$10.06910	to	$10.19183	$1,184	0.00%	0.55%	to	1.95%	0.71%	to	1.92%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2015	4,530	$10.36052	to	$12.75751	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%
December 31, 2014	4,132	$11.05572	to	$13.30316	$53,805	0.00%	0.55%	to	2.85%	9.84%	to	12.98%
December 31, 2013	1,526	$11.56161	to	$11.77434	$17,800	0.00%	0.55%	to	2.65%	15.64%	to	17.75%

	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2015	387	$7.46775	to	$9.72726	$2,999	0.00%	0.55%	to	1.95%	-18.47%	to	1.94%
December 31, 2014	175	$9.15902	to	$9.85996	$1,639	0.00%	0.55%	to	1.95%	-4.37%	to	-2.01%
December 31, 2013	48	$9.58150	to	$9.69426	$467	0.00%	0.55%	to	1.90%	-4.17%	to	-3.05%

A 112

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2015	412,305	$9.86464	to	$10.09622	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	233,397	$10.37423	to	$10.53178	$2,421,326	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	73,129	$9.51265	to	$9.57903	$695,654	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013)
December 31, 2015	23,213	$10.09470	to	$10.86804	$245,656	0.00%	0.55%	to	3.25%	-2.99%	to	-0.28%
December 31, 2014	17,481	$10.47787	to	$10.89838	$187,270	0.00%	0.55%	to	3.15%	0.32%	to	3.01%
December 31, 2013	8,247	$10.39072	to	$10.58015	$86,639	0.00%	0.55%	to	3.15%	3.93%	to	5.81%

	AST Franklin Templeton Founding Funds Plus Portfolio (available April 29, 2013) (expired October 16, 2015)
December 31, 2015	—	$10.00005	to	$10.70465	$—	0.00%	0.55%	to	3.25%	-5.78%	to	-3.70%
December 31, 2014	65,537	$10.61344	to	$11.11626	$716,686	0.00%	0.55%	to	3.25%	-0.77%	to	1.99%
December 31, 2013	32,310	$10.72647	to	$10.89883	$349,718	0.00%	0.55%	to	2.85%	7.29%	to	8.99%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013)
December 31, 2015	29,033	$9.41736	to	$10.13903	$286,280	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2014	17,739	$9.84515	to	$10.20498	$177,916	0.00%	0.55%	to	3.25%	1.69%	to	4.53%
December 31, 2013	8,260	$9.58831	to	$9.76317	$80,066	0.00%	0.55%	to	3.15%	-4.09%	to	-2.36%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	521	$10.31617	to	$13.35121	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%
December 31, 2014	199	$11.15982	to	$13.19717	$2,527	0.00%	0.55%	to	2.00%	10.95%	to	12.55%
December 31, 2013	66	$11.61220	to	$11.72588	$766	0.00%	0.55%	to	2.00%	16.14%	to	17.26%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2015	446	$10.43704	to	$13.61715	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%
December 31, 2014	197	$11.16782	to	$13.48446	$2,453	0.00%	0.55%	to	2.05%	11.23%	to	14.61%
December 31, 2013	12	$11.64780	to	$11.76574	$136	0.00%	0.55%	to	2.05%	16.50%	to	17.66%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2015	18,386	$10.98948	to	$11.47154	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%
December 31, 2014	2,681	$11.13605	to	$11.37768	$30,230	0.00%	1.15%	to	3.25%	11.36%	to	13.78%

	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2015	50,131	$10.43320	to	$10.71721	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	27,151	$10.48352	to	$10.61730	$285,797	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2015	1,563	$10.04789	to	$10.12253	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%
December 31, 2014	366	$10.23141	to	$10.25115	$3,753	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2015	2,275	$10.06579	to	$10.28399	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	784	$10.34076	to	$10.36085	$8,118	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2015	3,374	$9.95940	to	$10.49212	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	484	$10.52974	to	$10.55012	$5,103	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2015	2,048	$9.46604	to	$9.87073	$19,535	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	756	$9.95303	to	$9.97233	$7,530	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2015	1,127	$9.26287	to	$9.95233	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%
December 31, 2014	180	$9.68459	to	$9.69330	$1,746	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

A 113

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2015	1,017	$10.03787	to	$10.08586	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%
December 31, 2014	251	$10.28185	to	$10.29105	$2,586	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2015	1,574	$9.77179	to	$9.84441	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	434	$10.01270	to	$10.03217	$4,356	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2015	71	$9.08497	to	$10.07218	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%
December 31, 2014	33	$9.70452	to	$9.71324	$318	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2015	213	$9.26283	to	$9.32650	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%
December 31, 2014	90	$10.40129	to	$10.41061	$934	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2015	276	$9.44066	to	$9.85997	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%
December 31, 2014	128	$9.72436	to	$9.73320	$1,248	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2015	7,330	$9.65663	to	$9.80980	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%
December 31, 2014	448	$9.93851	to	$9.95398	$4,452	0.00%	0.55%	to	1.95%	-0.60%	to	-0.46%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2015	2,626	$9.79107	to	$10.00362	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2015	35	$9.92428	to	$10.05358	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2015	27	$9.98850	to	$10.11344	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2015	28	$9.42930	to	$9.53988	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2015	30	$9.95389	to	$10.10343	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2015	59	$9.53894	to	$9.83983	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2015	50	$9.38940	to	$9.73583	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2015	73	$9.30124	to	$9.95406	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2015	100	$9.64856	to	$9.79147	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2015	41	$9.69848	to	$10.01474	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2015	178	$9.60862	to	$9.87115	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	AST IVY Asset Strategy Portfolio (available July 13, 2015)
December 31, 2015	158	$9.13025	to	$10.03927	$1,453	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

	Blackrock Global Allocation V.I. Fund (Class 3) (available August 24, 2015)
December 31, 2015	556	$9.95939	to	$9.97066	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

A 114

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2015	122	$9.97837	to	$9.98970	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%
________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality Risk and Expense Risk Charges
The mortality risk and expense risk charges are applied daily against the net assets of each subaccount . Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.
The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based
Charge Level Description of When Applicable
0.55%    Premier Retirement Advisor - No Optional Benefits
0.55%     Premier Investment Variable Annuity B Series - No Optional Benefits
0.68%     Premier Investment Variable Annuity C Series - No Optional Benefits

A 115

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit (0.73% for Contracts issued on or after 8/24/2015)
0.83%     Premier Investment Variable Annuity C Series with Return of Premium Death Benefit
(0.86% for Contracts issued on or after 8/24/2015)
0.85% Premier Retirement Variable Annuity - No Optional Benefits

0.95%	Premier Bb Series - No Optional Benefits Premier Retirement Advisor - With HAV
1.10%     Prudential Defined Income - No Optional Benefits
1.15%    Premier B Series - No Optional Benefits
Premier Retirement Advisor - With HD GRO II OR GRO Plus II
1.30%    Premier Bb Series - with HD GRO
Premier Retirement B - No Optional Benefits
1.35%     Discovery Choice Basic - No Optional Benefits
Premier Retirement Advisor - With Combo 5% and HAV
1.40%     No Optional Benefits
Discovery Select Variable Annuity Discovery Preferred Variable Annuity Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Advisor

1.45%	Premier Bb Series 5% Roll Up and HAV or HDV Premier Retirement B Share - No Optional Benefits
Premier Retirement C - No Optional Benefits, after 9th anniversary (“Cliff” year) Premier Retirement L - No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%    No Optional Benefits
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version Premier L Series
Premier B Series with HD GRO
1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
1.55%    Premier X Series - No Optional Benefits
Premier Bb Series with LT5 or HD5 Premier Bb Series - with HD GRO
Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
1.60%     Strategic Partners FlexElite - No Optional Benefits GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
1.65%     No Optional Benefit
Discovery Choice Enhanced
Strategic Partners Enhanced FlexElite GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Advisor with GMDB with Step Up and Roll Up Premier B Series with HDV
Premier B Series with Roll-up & HAV
1.70%     GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
GMDB with-Greater of Roll Up and Step Up Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Plus Enhanced - Non Bonus Version
GMDB with Step Up and Roll Up Strategic Partners Plus

A 116

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

Strategic Partners Plus Enhanced - Non Bonus Version Premier Bb
Series with SLT5
Premier Retirement B - With HAV
Premier Retirement L - No Optional Benefits
1.75%     Premier B Series with LT5 or HD5
GMDB with-Greater of Roll Up or Step Up
Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced III - Bonus Version Premier B Series with HD GRO
Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement C - No Optional Benefits
1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
1.85%     GMDB with-Greater of Roll Up or Step Up
Strategic Partners Plus Enhanced III - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Premier L Series with HD GRO
Premier Retirement X - No Optional Benefits
1.90%     Premier B Series with SLT5
With HDV
Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version
Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up Premier X Series with HD GRO
Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement B - With HD GRO II OR GRO Plus II
Premier Retirement L - No Optional Benefits
Prudential Defined Income - With Defined Income Benefit
1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
Premier Retirement C Share - No Optional Benefits
2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up With HDV
Strategic Partners Plus Enhanced III - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version
With LT5 or HD5
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version Strategic Partners Advisor
Premier L Series with HDV
Premier L Series with Roll-up & HAV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.05%     Premier X Series with HDV
Premier X Series with Roll-up & HAV Premier Bb Series with LT5
Premier Bb Series with LT5 and HDV
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

2.10%	Strategic Partners Enhanced FlexElite with HDV With LT5 or HD5
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
Strategic Partners Plus Enhanced III - Bonus Version Premier L Series
Premier L Series with HD GRO
Premier Retirement B - With Combo 5% and HAV Premier Retirement L - With HAV
2.15%    With SLT5
Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic

A 117

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

Partners Plus Enhanced III - Non Bonus Version Premier X Series with LT5 or
HD5
Premier X Series with HD GRO Premier Retirement C - With HAV
2.20%    Strategic Partners FlexElite - No Optional Benefits
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
With SLT5 Premier L Series
Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced III - Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up Premier B Series with LT5
Premier B Series with LT5 and HDV
Premier B Series with LT5 or HD5 and Roll-up & HAV
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up Premier Retirement X - With HAV
2.30%    Premier X Series with SLT5
Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Step Up and Roll Up Strategic Partners Plus
Strategic Partners Plus Enhanced - Non Bonus Version
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced - Non Bonus Version With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced - Bonus Version Strategic Partners Plus Enhanced - Bonus Version
Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II Premier Retirement L - With HD GRO II OR GRO Plus II

2.35%	Strategic Partners Annuity One Enhanced III - Non Bonus Version With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III - Bonus Version Strategic Partners Plus Enhanced III - Bonus Version
Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement C - With HD GRO II OR GRO Plus II

2.40%	Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Enhanced FlexElite with SLT5
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II

2.50%
Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up With LT5 or HD5 and with HDV

Strategic Partners Annuity One Enhanced III - Non Bonus Version Strategic Partners Plus Enhanced III - Non Bonus Version
Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV Premier Retirement L - With Combo 5% and HAV
2.55%    Premier Retirement C - With Combo 5% and HAV

2.60%	Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
With LT5 or HD5 and with HDV
Strategic Partners Plus Enhanced III - Bonus Version Strategic Partners Annuity One Enhanced III - Bonus Version Premier L Series with LT5
Premier L Series with LT5 and HDV
Premier L Series with LT5 or HD5 and Roll-up & HAV
Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up

A 118

Note 7:	Financial Highlights (Continued)

Asset-Based
Charge Level Description of When Applicable

2.65%    Premier X Series with LT5
Premier X Series with LT5 and HDV
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up Premier X Series with LT5 or HD5 and Roll-up & HAV
Premier Retirement X - With Combo 5% and HAV

2.70%	Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV 2.95%
Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV 3.10%
Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
GRO Plus II
3.15% Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
3.25% Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.
For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.
An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).
A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

A 119

Note 8:	Other
Contract owner net payments-represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.
Annuity payments-represent periodic payments distributed under the terms of the Contracts.
Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.
Other charges-are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event
Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A 120

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Flexible Premium Variable Annuity Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2016

A 121

Company Financial Information

Appendix B

B-1

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2015 and December 31, 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015 – $6,775,806; 2014 – $5,866,873)	$6,840,932	$6,194,564
Equity securities, available-for-sale, at fair value (cost: 2015 – $54,609; 2014 – $28,881)	51,973	29,500
Trading account assets, at fair value	64,612	49,661
Policy loans	1,143,303	1,123,912
Short-term investments	54,806	121,272
Commercial mortgage and other loans	1,658,235	1,681,553
Other long-term investments	379,237	298,143
Total investments	10,193,098	9,498,605
Cash and cash equivalents	370,286	214,952
Deferred policy acquisition costs	5,111,373	5,066,855
Accrued investment income	100,031	90,506
Reinsurance recoverables	22,546,361	20,594,371
Receivables from parent and affiliates	228,253	261,915
Deferred sales inducements	684,844	836,791
Other assets	59,578	83,417
Separate account assets	109,350,121	109,194,192
TOTAL ASSETS	$148,643,945	$145,841,604
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$17,164,705	$15,250,055
Future policy benefits and other policyholder liabilities	15,031,390	13,915,330
Cash collateral for loaned securities	40,416	65,418
Income taxes	154,043	256,168
Short-term debt to affiliates	180,000	423,000
Long-term debt to affiliates	1,204,000	1,288,000
Payables to parent and affiliates	72,791	66,581
Other liabilities	935,662	828,875
Separate account liabilities	109,350,121	109,194,192
TOTAL LIABILITIES	144,133,128	141,287,619
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	779,973	792,153
Retained earnings	3,663,539	3,580,641
Accumulated other comprehensive income	64,805	178,691
TOTAL EQUITY	4,510,817	4,553,985
TOTAL LIABILITIES AND EQUITY	$148,643,945	$145,841,604
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014, and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$77,634	$66,206	$56,851
Policy charges and fee income	2,159,428	2,074,852	1,880,925
Net investment income	416,587	404,018	419,011
Asset administration fees	362,321	377,127	332,288
Other income	55,515	57,827	20,149
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,514)	(483)	(12,268)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	51	356	7,827
Other realized investment gains (losses), net	(207,075)	114,194	(9,009)
Total realized investment gains (losses), net	(208,538)	114,067	(13,450)
TOTAL REVENUES	2,862,947	3,094,097	2,695,774
BENEFITS AND EXPENSES
Policyholders’ benefits	291,185	343,714	178,924
Interest credited to policyholders’ account balances	374,211	368,315	45,737
Amortization of deferred policy acquisition costs	662,644	436,169	(524,311)
General, administrative and other expenses	1,030,014	1,019,723	890,794
TOTAL BENEFITS AND EXPENSES	2,358,054	2,167,921	591,144
INCOME FROM OPERATIONS BEFORE INCOME TAXES	504,893	926,176	2,104,630
Total income tax expense (benefit)	(8,005)	140,373	566,420
NET INCOME	$512,898	$785,803	$1,538,210
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(507)	(723)	224
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(164,799)	207,134	(290,636)
Reclassification adjustment for (gains) losses included in net income	(9,902)	(18,649)	(33,920)
Net unrealized investment gains (losses)	(174,701)	188,485	(324,556)
Other comprehensive income (loss), before tax	(175,208)	187,762	(324,332)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(177)	(253)	78
Net unrealized investment gains (losses)	(61,145)	65,970	(113,595)
Total	(61,322)	65,717	(113,517)
Other comprehensive income (loss), net of tax	(113,886)	122,045	(210,815)
COMPREHENSIVE INCOME	$399,012	$907,848	$1,327,395
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,500	$818,303	$2,427,628	$267,461	$3,515,892
Dividend to parent			(423,000)		(423,000)
Contributed (distributed) capital-parent/child asset transfers		(14,066)			(14,066)
Comprehensive income:
Net income			1,538,210		1,538,210
Other comprehensive income (loss), net of tax				(210,815)	(210,815)
Total comprehensive income					1,327,395
Balance, December 31, 2013	$2,500	$804,237	$3,542,838	$56,646	$4,406,221
Dividend to parent			(748,000)		(748,000)
Contributed (distributed) capital-parent/child asset transfers		(12,084)			(12,084)
Comprehensive income:
Net income			785,803		785,803
Other comprehensive income (loss), net of tax				122,045	122,045
Total comprehensive income					907,848
Balance, December 31, 2014	$2,500	$792,153	$3,580,641	$178,691	$4,553,985
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income			512,898		512,898
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income					399,012
Balance, December 31, 2015	$2,500	$779,973	$3,663,539	$64,805	$4,510,817
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$512,898	$785,803	$1,538,210
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(11,811)	(76,188)	(113,831)
Interest credited to policyholders’ account balances	374,211	368,315	45,737
Realized investment (gains) losses, net	208,538	(114,067)	13,450
Amortization and other non-cash items	(68,070)	(62,723)	(43,677)
Change in:
Future policy benefits and other policyholder liabilities	1,503,445	1,402,458	1,185,681
Reinsurance recoverables	(1,536,347)	(1,302,695)	(1,168,256)
Accrued investment income	(9,525)	(2,174)	(4,286)
Net payables to/receivables from parent and affiliates	20,299	18,037	(65,548)
Deferred policy acquisition costs	46,643	(190,550)	(1,346,386)
Income taxes	(34,243)	69,204	341,965
Deferred sales inducements	(6,462)	(9,112)	(20,871)
Derivatives, net	60,517	155,556	(75,843)
Other, net	82,836	35,828	31,261
Cash flows from operating activities	$1,142,929	$1,077,692	$317,606
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$813,721	$907,665	$1,570,701
Short-term investments	823,112	409,804	662,351
Policy loans	135,449	121,644	130,655
Ceded policy loans	(9,129)	(9,753)	(9,156)
Commercial mortgage and other loans	219,379	113,073	207,340
Other long-term investments	15,633	5,361	12,933
Equity securities, available-for-sale	5,760	17,854	13,596
Trading account assets	1,500	1,375	7,524
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,719,015)	(1,340,010)	(1,934,430)
Short-term investments	(755,145)	(514,524)	(566,100)
Policy loans	(110,165)	(114,037)	(101,357)
Ceded policy loans	13,850	10,960	9,687
Commercial mortgage and other loans	(196,538)	(320,155)	(367,857)
Other long-term investments	(49,004)	(47,096)	(72,862)
Equity securities, available-for-sale	(31,063)	(45,101)	(10,574)
Trading account assets	(19,001)	(32,060)	(9,478)
Notes receivable from parent and affiliates, net	35,350	(7,831)	4,641
Derivatives, net	(12,164)	(11,329)	(11,997)
Other, net	(584)	616	160
Cash flows used in investing activities	$(838,054)	$(853,544)	$(464,223)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$3,839,784	$2,966,388	$3,091,818
Ceded policyholders’ account deposits	(1,109,311)	(672,242)	(413,181)
Policyholders’ account withdrawals	(2,134,373)	(1,730,977)	(2,399,425)
Ceded policyholders’ account withdrawals	50,016	46,690	47,114
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(25,002)	(19,449)	36,799
Dividend to parent	(430,000)	(748,000)	(423,000)
Contributed (distributed) capital - parent/child asset transfers	(18,739)	(17,306)	(3,374)

Net change in financing arrangements (maturities 90 days or less)	—	(2,900)	2,900
Proceeds from the issuance of debt (maturities longer than 90 days)	412,000	418,000	532,000
Repayments of debt (maturities longer than 90 days)	(739,000)	(571,000)	(451,000)
Drafts outstanding	5,084	14,357	21,100
Cash flows from (used in) financing activities	$(149,541)	$(316,439)	$41,751
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$155,334	$(92,291)	$(104,866)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	214,952	307,243	412,109
CASH AND CASH EQUIVALENTS, END OF YEAR	$370,286	$214,952	$307,243
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$26,237	$129,430	$250,087
Interest paid	$53,122	$62,664	$40,209
See Notes to Consolidated Financial Statements

Significant Non Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available-for-sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the “Company” and Prudential Universal Reinsurance Company (“PURC”), an affiliate, in the third quarter of 2014.
Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available-for-sale related to the tax settlements with Prudential Financial Inc. (“PFI”), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and between the Company and PURC in the third quarter of 2014.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available-for-sale and $132 million of decreases in fixed maturities, available-for-sale related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and Prudential Arizona Reinsurance Universal Company (“PAR U”), an affiliate, in the first quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available-for-sale, and commercial mortgages and $704 million of decreases in fixed maturities, available-for-sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and PAR U in the third quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available-for-sale related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and PAR U in the third quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available-for-sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life (“GUL”) business assumed from The Prudential Insurance Company of America ("Prudential Insurance") in connection with the acquisition of The Hartford Financial Services Group Inc’s individual life insurance business (“The Hartford Life Business”). Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available-for-sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.
Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/distributed capital—parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of The Hartford Life Business.
See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2015 and 2014.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, or “Pruco Life”, is a wholly-owned subsidiary of Prudential Insurance which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life and its subsidiaries are together referred to as (the "Company", "we" or "our") and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Acquisition of The Hartford’s Individual Life Insurance Business
On January 2, 2013, Prudential Insurance acquired The Hartford Life Business through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford Financial Services Group, Inc. cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased Prudential Insurance's scale in the U.S. individual life insurance market, particularly universal life products, and provides complementary distribution opportunities through expanded wirehouse and bank distribution channels.
In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance (“GUL”), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), or the statutory capital and surplus of the Company.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.
Out of Period Adjustments
2015 results include a pre-tax expense of $32 million for out-of-period adjustments primarily related to 2014. These adjustments primarily relate to reserve, DAC and related amortization impacts for certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, deferred sales inducements (“DSI”), future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans are included in “Net investment income".
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into Net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred Sales Inducements
The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these affiliated arrangements see Note 12.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.
Other Assets and Other Liabilities
Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.
Future Policy Benefits
The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold.
Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives.
See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or “PSF”, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments”, or as liabilities, within “Other liabilities”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities”. respectively. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.
The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” and changes in “Realized investment gains (losses), net.” The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 8 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements
In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables-Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 3.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables-Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In January 2014, the FASB issued updated guidance (ASU 2014-01, Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects) regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance became effective for annual periods and interim reporting periods within those annual periods that began after December 15, 2014. The Company did not elect the proportional amortization method under this guidance.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740)): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Interbank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3.	INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87,107	$7,170	$228	$94,049	$—
Obligations of U.S. states and their political subdivisions	602,508	24,219	1,958	624,769	—
Foreign government bonds	70,107	3,094	2,791	70,410	—
Public utilities	790,038	30,862	18,402	802,498	—
Redeemable preferred stock	5,316	1,530	145	6,701	—
All other U.S. public corporate securities	2,138,358	81,905	61,142	2,159,121	(217)
All other U.S. private corporate securities	1,085,345	26,299	13,963	1,097,681	—
All other foreign public corporate securities	270,063	8,230	6,508	271,785	—
All other foreign private corporate securities	784,283	9,933	42,528	751,688	—
Asset-backed securities (1)	431,578	6,203	2,650	435,131	(3,056)
Commercial mortgage-backed securities	396,160	10,614	2,429	404,345	—
Residential mortgage-backed securities (2)	114,943	7,876	65	122,754	(690)
Total fixed maturities, available-for-sale	$6,775,806	$217,935	$152,809	$6,840,932	$(3,963)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$54,543	$256	$3,030	$51,769
Public utilities	66	2	29	39
Industrial, miscellaneous & other	—	165	—	165
Non-redeemable preferred stocks	—	—	—	—
Total equity securities, available-for-sale	$54,609	$423	$3,059	$51,973

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $9 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,372	$8,711	$1	$92,082	$—
Obligations of U.S. states and their political subdivisions	310,518	15,323	187	325,654	—
Foreign government bonds	35,228	3,284	14	38,498	—
Public utilities	683,652	62,060	3,288	742,424	—
Redeemable preferred stock	3,185	763	137	3,811	—
All other U.S. public corporate securities	2,042,843	143,969	10,280	2,176,532	(247)
All other U.S. private corporate securities	983,361	47,266	2,106	1,028,521	—
All other foreign public corporate securities	182,884	12,468	1,019	194,333	—
All other foreign private corporate securities	534,716	24,236	7,415	551,537	—
Asset-backed securities (1)	395,180	8,281	1,210	402,251	(3,531)
Commercial mortgage-backed securities	482,769	17,978	1,868	498,879	—
Residential mortgage-backed securities (2)	129,165	10,902	25	140,042	(836)
Total fixed maturities, available-for-sale	$5,866,873	$355,241	$27,550	$6,194,564	$(4,614)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$28,470	$468	$295	$28,643
Public utilities	66	23	—	89
Industrial, miscellaneous & other	5	173	—	178
Non-redeemable preferred stocks	340	250	—	590
Total equity securities, available-for-sale	$28,881	$914	$295	$29,500

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$264,119	$262,759
Due after one year through five years	1,133,468	1,171,399
Due after five years through ten years	1,423,371	1,418,482
Due after ten years	3,012,167	3,026,062
Asset-backed securities	431,578	435,131
Commercial mortgage-backed securities	396,160	404,345
Residential mortgage-backed securities	114,943	122,754
Total	$6,775,806	$6,840,932
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
		(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$171,589	$245,618	$816,125
Proceeds from maturities/repayments	642,503	656,249	760,433
Gross investment gains from sales, prepayments and maturities	12,496	20,394	60,261
Gross investment losses from sales and maturities	(1,528)	(2,704)	(22,380)
Equity securities, available-for-sale
Proceeds from sales	$5,732	$17,873	$13,606
Gross investment gains from sales	400	1,085	1,337
Gross investment losses from sales	—	—	(791)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,463)	$(127)	$(4,441)
Writedowns for impairments on equity securities	(3)	—	(67)

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014
	(in thousands)
Balance, beginning of period	$8,729	$14,660
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,719)	(6,533)
Credit loss impairments recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	71	—
Increases due to the passage of time on previously recorded credit losses	213	1,098
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(253)	(496)
Balance, end of period	$7,041	$8,729

Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$50,565	$46,364	$43,490	$44,121
Equity securities	14,761	18,248	3,447	5,540
Total trading account assets	$65,326	$64,612	$46,937	$49,661
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $(3.4) million, $(0.7) million and $2.7 million during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Retail	$440,767	26.7%	$439,679	26.2%
Apartments/Multi-Family	445,379	27.0	401,568	23.9
Industrial	254,884	15.4	286,104	17.1
Office	226,332	13.6	244,072	14.6
Other	92,581	5.6	99,083	5.9
Hospitality	85,910	5.2	92,126	5.5
Total commercial mortgage loans	1,545,853	93.5	1,562,632	93.2
Agricultural property loans	106,623	6.5	114,665	6.8
Total commercial mortgage and agricultural property loans by property type	1,652,476	100.0%	1,677,297	100.0%
Valuation allowance	(2,651)		(4,154)
Total net commercial mortgage and agricultural property loans by property type	1,649,825		1,673,143
Other loans
Uncollateralized loans	8,410		8,410
Valuation allowance	—		—
Total net other loans	8,410		8,410
Total commercial mortgage and other loans	$1,658,235		$1,681,553
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in California (23%), Texas (12%), and New Jersey (9%)) and include loans secured by properties in Australia and Europe at December 31, 2015.
Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for credit losses, beginning of year	$4,154	$8,904	$6,028
Addition to (release of) allowance for losses	(1,503)	(1,832)	2,876
Charge-offs, net of recoveries	—	(2,918)	—
Total ending balance (1)	$2,651	$4,154	$8,904

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at both December 31, 2015 and 2014 and $0.3 million at December 31, 2013.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$—	$940
Collectively evaluated for impairment (2)	2,651	3,214
Total ending balance	$2,651	$4,154
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$287	$15,875
Gross of reserves: collectively evaluated for impairment (2)	1,660,599	1,669,832
Total ending balance, gross of reserves	$1,660,886	$1,685,707

(1)
There were $0.3 million and $0.0 million agricultural loans individually evaluated for impairment at December 31, 2015 and 2014, respectively. There were no uncollateralized loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $107 million and $115 million at December 31, 2015 and 2014, respectively, and a related allowance of less than $0.1 million at both period ends. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2015 and 2014, and no related allowance at both period ends.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance as of December 31, 2015. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million, primarily related to other property types. At both December 31, 2015 and 2014, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million for the years ended December 31, 2015 and 2014.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,004,751	$35,579	$6,762	$1,047,092
60%-69.99%	378,799	4,969	4,016	387,784
70%-79.99%	197,208	12,471	—	209,679
Greater than 80%	—	2,938	4,983	7,921
Total commercial mortgage and agricultural property loans	$1,580,758	$55,957	$15,761	$1,652,476

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$997,610	$24,491	$9,393	$1,031,494
60%-69.99%	372,958	15,741	13,981	402,680
70%-79.99%	177,956	31,463	3,493	212,912
Greater than 80%	2,991	22,068	5,152	30,211
Total commercial mortgage and agricultural property loans	$1,551,515	$93,763	$32,019	$1,677,297

As of December 31, 2015 and 2014, $1.7 billion of commercial mortgage and other loans were in current status. As of December 31, 2015 and 2014, $0.3 million and $0 of commercial mortgage and other loans were classified as past due, respectively. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of December 31, 2015. Based upon the recorded investment gross of allowance for credit losses, $15.9 million of commercial mortgage and other loans were in nonaccrual status as of December 31, 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective year. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Company’s investment in separate accounts	$28,567	$25,761
Joint ventures and limited partnerships	280,570	244,330
Derivatives	70,100	28,052
Total other long-term investments	$379,237	$298,143

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale	$269,073	$262,532	$278,747
Equity securities, available-for-sale	2	2	1
Trading account assets	2,800	1,018	657
Commercial mortgage and other loans	86,354	81,848	84,006
Policy loans	62,304	60,847	59,287
Short-term investments and cash equivalents	1,042	528	654
Other long-term investments	17,739	16,962	15,023
Gross investment income	439,314	423,737	438,375
Less: investment expenses	(22,727)	(19,719)	(19,364)
Net investment income	$416,587	$404,018	$419,011
Carrying value for non-income producing assets included $0.4 million in fixed maturities as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.
As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities	$9,505	$17,563	$33,440
Equity securities	397	1,085	480
Commercial mortgage and other loans	1,503	4,644	5,494
Joint ventures and limited partnerships	320	210	(83)
Derivatives	(220,292)	90,556	(52,799)
Other	29	9	18
Realized investment gains (losses), net	$(208,538)	$114,067	$(13,450)

Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2012	$257	$267,204	$267,461
Change in component during period (2)	146	(210,961)	(210,815)
Balance, December 31, 2013	$403	$56,243	$56,646
Change in component during period (2)	(470)	122,515	122,045
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in other comprehensive income before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	—	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805

(1)	Includes cash flow hedges of $48 million, $12 million, and $(5) million as of December 31, 2015, 2014 and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate (3)	$4,286	$6,594	$329
Net unrealized investment gains (losses) on available-for-sale securities (4)	5,616	12,055	33,591
Total net unrealized investment gains (losses)	9,902	18,649	33,920
Total reclassifications for the period	$9,902	$18,649	$33,920

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$(618)	$295	$563	$(115)	$125
Net investment gains (losses) on investments arising during the period	1,053	—	—	(369)	684
Reclassification adjustment for (gains) losses included in net income	4,114	—	—	(1,440)	2,674
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)	—	—	18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(3,619)	—	1,266	(2,353)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	1,256	(439)	817
Balance, December 31, 2013	$4,498	$(3,324)	$1,819	$(1,079)	$1,914
Net investment gains (losses) on investments arising during the period	996	—	—	(348)	648
Reclassification adjustment for (gains) losses included in net income	(161)	—	—	56	(105)
Reclassification adjustment for OTTI losses excluded from net income(1)	—	—	—	—	—
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	786	—	(275)	511
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(591)	206	(385)
Balance, December 31, 2014	$5,333	$(2,538)	$1,228	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	—	—	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	—	—	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	—	—	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	1,188	—	(416)	772
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(114)	40	(74)
Balance, December 31, 2015	$5,196	$(1,350)	$1,114	$(1,767)	$3,193

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$505,100	$(220,208)	$125,833	$(143,646)	$267,079
Net investment gains (losses) on investments arising during the period	(343,964)	—	—	120,388	(223,576)
Reclassification adjustment for (gains) losses included in net income	(38,034)	—	—	13,312	(24,722)
Reclassification adjustment for OTTI losses excluded from net income(1)	51	—	—	(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	177,178	—	(62,012)	115,166
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(122,540)	42,889	(79,651)
Balance, December 31, 2013	$123,153	$(43,030)	$3,293	$(29,087)	$54,329
Net investment gains (losses) on investments arising during the period	239,912	—	—	(83,969)	155,943
Reclassification adjustment for (gains) losses included in net income	(18,488)	—	—	6,471	(12,017)
Reclassification adjustment for OTTI losses excluded from net income(1)	—	—	—	—	—
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(69,799)	—	24,430	(45,369)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	35,829	(12,540)	23,289
Balance, December 31, 2014	$344,577	$(112,829)	$39,122	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	—	—	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	—	—	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	—	—	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	93,577	—	(32,752)	60,825
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(36,475)	12,766	(23,709)
Balance, December 31, 2015	$111,837	$(19,252)	$2,647	$(33,223)	$62,009

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$5,196	$5,333	$4,498
Fixed maturity securities, available-for-sale—all other	59,930	322,358	107,970
Equity securities, available-for-sale	(2,636)	619	204
Derivatives designated as cash flow hedges(1)	48,271	11,585	(4,701)
Other investments	6,272	10,015	19,680
Net unrealized gains (losses) on investments	$117,033	$349,910	$127,651

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$5,985	$228	$—	$—	$5,985	$228
Obligations of U.S. states and their political subdivisions	77,756	1,958	—	—	77,756	1,958
Foreign government bonds	44,854	1,940	1,813	851	46,667	2,791
Public utilities	323,086	13,151	26,094	5,251	349,180	18,402
All other U.S. public corporate securities	802,158	49,343	61,110	11,799	863,268	61,142
All other U.S. private corporate securities	323,218	12,476	17,103	1,487	340,321	13,963
All other foreign public corporate securities	121,662	5,098	6,079	1,410	127,741	6,508
All other foreign private corporate securities	284,191	14,234	154,791	28,439	438,982	42,673
Asset-backed securities	249,084	1,565	93,675	1,085	342,759	2,650
Commercial mortgage-backed securities	129,765	2,350	4,221	79	133,986	2,429
Residential mortgage-backed securities	18,435	59	1,519	6	19,954	65
Total	$2,380,194	$102,402	$366,405	$50,407	$2,746,599	$152,809
Equity securities, available-for-sale	$35,869	$2,339	$9,281	$720	$45,150	$3,059

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$994	$1	$—	$—	$994	$1
Obligations of U.S. states and their political subdivisions	9,852	125	2,886	62	12,738	187
Foreign government bonds	2,246	14	—	—	2,246	14
Public utilities	30,974	1,618	45,756	1,670	76,730	3,288
All other U.S. public corporate securities	130,922	3,385	221,396	6,895	352,318	10,280
All other U.S. private corporate securities	73,317	1,475	26,781	631	100,098	2,106
All other foreign public corporate securities	15,768	1,019	—	—	15,768	1,020
All other foreign private corporate securities	136,341	7,315	12,808	237	149,149	7,551
Asset-backed securities	209,774	737	54,711	473	264,485	1,210
Commercial mortgage-backed securities	15,824	155	87,606	1,713	103,430	1,868
Residential mortgage-backed securities	776	11	3,878	14	4,654	25
Total	$626,788	$15,855	$455,822	$11,695	$1,082,610	$27,550
Equity securities, available-for-sale	$14,706	$295	$—	$—	$14,706	$295

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, were composed of $133.6 million and $21.3 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $19.2 million and $6.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $50.4 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, utility and finance sectors of the Company’s corporate securities. At December 31, 2014, the $11.7 million of gross unrealized losses of twelve months or more were concentrated in the

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

energy, consumer non-cyclical, consumer cyclical and utility sectors of the Company’s corporate securities and commercial-mortgage backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.
At both December 31, 2015 and 2014, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.
Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $40 million of securities lending transactions recorded as "Cash collateral for loaned securities," comprised of $33 million in corporate securities and $7 million in foreign government bonds. Of the $40 million of securities lending transactions, $38 million have a remaining contractual maturity that is overnight and continuous, while the other $2 million have a remaining contractual maturity of up to thirty days. As of December 31, 2015, the Company had no repurchase transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale	$38,421	$63,100
Total securities pledged	$38,421	$63,100
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $40 million and $65 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $156 million and $94 million at December 31, 2015 and 2014, respectively, none of which had either been sold or repledged.
Fixed maturities of $4 million at both December 31, 2015 and 2014 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$5,066,855	$5,034,299	$3,679,061
Capitalization of commissions, sales and issue expenses	616,002	626,718	822,075
Amortization-Impact of assumption and experience unlocking and true-ups	108,563	272,385	(9,167)
Amortization-All other	(771,207)	(708,554)	533,478
Change in unrealized investment gains and losses	91,160	(67,056)	167,880
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)	—	(90,937)	(159,028)
Balance, end of year	$5,111,373	$5,066,855	$5,034,299
DAC include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Capitalization balances related to reinsurance amounted to $435 million, $337 million and $285 million in 2015, 2014 and 2013, respectively. Amortization balances related to reinsurance amounted to $150 million, $204 million and $89 million in 2015, 2014 and 2013, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in decreases in the deferred acquisition cost asset of $127 million and $161 million in 2015 and 2013, respectively, and an increase in the deferred acquisition cost asset of $142 million in 2014.

5.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31, are as follows:

	2015	2014

	(in thousands)
Life insurance – domestic	$8,109,868	$7,285,791
Life insurance – Taiwan	1,163,999	1,151,882
Individual and group annuities and supplementary contracts	519,462	457,324
Other contract liabilities	5,238,061	5,020,333
Total future policy benefits and other policyholder liabilities	$15,031,390	$13,915,330
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 8.8%, with approximately 0.9% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefit related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.9% to 4.4%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31, for the years indicated were as follows:

	2015	2014

	(in thousands)
Universal life contracts	$13,304,213	$11,906,915
Individual annuities	2,549,289	2,088,468
Guaranteed interest accounts	363,332	413,074
Other	947,871	841,598
Total policyholders’ account balances	$17,164,705	$15,250,055
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.6% to 4.5% for universal life contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other. Included in universal life contracts at December 31, 2015, are $5.0 billion GUL business assumed from Prudential Insurance in connection with the acquisition of The Hartford Life Business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

6.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization/ Accumulation (1)	In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)
Return of Net Deposits
Account value	$79,034,807	N/A	$77,862,297	N/A
Net amount at risk	385,773	N/A	$40,701	N/A
Average attained age of contractholders	64 years	N/A	63 years	N/A
Minimum return or contract value
Account value	$20,113,504	$89,935,139	$21,123,437	$89,367,950
Net amount at risk	$2,349,232	$2,633,207	$1,365,085	$1,277,406
Average attained age of contractholders	68 years	64 years	67 years	63 years
Average period remaining until earliest expected annuitization	N/A	0	N/A	0.03 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2015	December 31, 2014

	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees (1)
Separate account value	$2,907,924	$3,022,615
General account value	$5,449,616	$4,560,768
Net amount at risk	$103,714,953	$88,749,362
Average attained age of contractholders	54 years	54 years

(1)	Excludes assumed reinsurance of GUL business from The Hartford Life Business that is retroceded 100% to PARU.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014

	(in thousands)
Equity funds	$59,671,583	$60,982,384
Bond funds	33,045,700	30,825,335
Money market funds	3,808,758	4,928,870
Total	$96,526,041	$96,736,589
In addition to the above mentioned amounts invested in separate account investment options, $2.6 billion and $2.2 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2012	$202,067	$304,987	$54,386	$1,417,890	$1,979,330
Incurred guarantee benefits (1) (2)	28,033	101,484	(30,882)	(1,766,290)	(1,667,655)
Paid guarantee benefits	(26,306)	(3,090)	(1,148)	—	(30,544)
Other (3)	4,060	1,340,869	98	—	1,345,027
Balance as of December 31, 2013	$207,854	$1,744,250	$22,454	$(348,400)	$1,626,158
Incurred guarantee benefits (1)(2)	131,594	785,583	17,905	5,342,010	6,277,092
Paid guarantee benefits	(22,079)	(18,192)	(853)	—	(41,124)
Other	3,848	283,668	175	—	287,691
Balance as of December 31, 2014	$321,217	$2,795,309	$39,681	$4,993,610	$8,149,817
Incurred guarantee benefits (1) (2)	95,747	509,723	(6,900)	211,825	810,395
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	—	(57,770)
Other	(6,049)	(193,207)	(225)	—	(199,481)
Balance as of December 31, 2015	$376,894	$3,090,014	$30,618	$5,205,435	$8,702,961

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

(2)	Incurred benefits include GMDB liabilities assumed related to The Hartford Life Business, which was subsequently 100% retroceded to PAR Universal.

(3)	Includes $1.5 billion related to the initial GMDB liability assumed related to The Hartford Life Business, which was subsequently 100% retroceded to PAR Universal.
The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$836,791	$989,889	$787,891
Capitalization	6,462	9,112	20,871
Amortization-Impact of assumption and experience unlocking and true-ups	21,829	34,420	14,613
Amortization-All other	(183,843)	(194,673)	160,835
Change in unrealized investment gains (losses)	3,605	(1,957)	5,679
Balance, end of year	$684,844	$836,791	$989,889

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income for the Company, including its subsidiary PLNJ, amounted to $593 million, $169 million and $634 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $2,796 million and $2,656 million at December 31, 2015 and 2014, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $280 million in 2016 without prior approval. The Company paid dividends to Prudential Insurance of $430 million, $748 million and $423 million in 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8.	INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit):
U.S. Federal	$105,992	$112,742	$250,601
State and local	129	—	—
Total	106,121	112,742	250,601
Deferred tax expense (benefit):
U.S. Federal	(114,126)	27,631	315,819
Total	(114,126)	27,631	315,819
Total income tax expense (benefit) from operations	(8,005)	140,373	566,420
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(61,322)	65,717	(113,517)
Additional paid-in capital	(6,560)	(6,507)	(7,574)
Total income tax expense (benefit)	$(75,887)	$199,583	$445,329
In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company applies this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014, the Company's 2014 U.S. current tax expense includes a tax benefit of $15 million and a corresponding reduction of deferred tax assets.
The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2015	2014	2013
	(in thousands)
Expected federal income tax expense	$176,712	$324,169	$736,621
Non-taxable investment income	(161,407)	(152,844)	(149,933)
Tax credits	(24,232)	(32,881)	(20,935)
Other	922	1,929	667
Total income tax expense (benefit) on continuing operations	$(8,005)	$140,373	$566,420

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as such, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014
	(in thousands)
Deferred tax assets
Insurance reserves	$1,646,137	$1,629,234
Other	1,442	821
Deferred tax assets	1,647,579	1,630,055
Deferred tax liabilities
Deferred policy acquisition costs	1,392,279	1,407,473
Deferred sales inducements	239,695	292,877
Net unrealized gains on securities	23,991	118,745
Investments	69,163	70,517
Deferred tax liabilities	1,725,128	1,889,612
Net deferred tax asset (liability)	$(77,549)	$(259,557)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2015 and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from operations before income taxes includes income (loss) from domestic operations of $505 million, $926 million and $2,105 million, and no income from foreign operations for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and Comprehensive Income and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2007 through 2015.
For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions program are available to resolve the disagreements in a timely manner before the tax returns are filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9.	FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), certain short-term investments and certain cash equivalents, and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$94,049	$—	$—	$94,049
Obligations of U.S. states and their political subdivisions	—	624,769	—	—	624,769
Foreign government bonds	—	70,410	—	—	70,410
U.S. corporate public securities	—	2,635,551	55,003	—	2,690,554
U.S. corporate private securities	—	1,322,213	22,716	—	1,344,929
Foreign corporate public securities	—	275,349	—	—	275,349
Foreign corporate private securities	—	760,869	17,773	—	778,642
Asset-backed securities (5)	—	261,784	173,347	—	435,131
Commercial mortgage-backed securities	—	404,345	—	—	404,345
Residential mortgage-backed securities	—	122,754	—	—	122,754
Sub-total	—	6,572,093	268,839	—	6,840,932
Trading account assets:
Corporate securities	—	44,374	—	—	44,374
Asset-backed securities (5)	—	1,990	—	—	1,990
Equity securities	—	—	18,248	—	18,248
Sub-total	—	46,364	18,248	—	64,612
Equity securities, available-for-sale	39	51,769	165	—	51,973
Short-term investments	18,713	36,093	—	—	54,806
Cash equivalents	50,998	143,927	—	—	194,925
Other long-term investments	—	297,394	7,033	(230,554)	73,873
Reinsurance recoverables	—	—	4,940,011	—	4,940,011
Receivables from parent and affiliates	—	157,625	5,000	—	162,625
Sub-total excluding separate account assets	69,750	7,305,265	5,239,296	(230,554)	12,383,757
Separate account assets (2)	—	108,967,162	382,959	—	109,350,121
Total assets	$69,750	$116,272,427	$5,622,255	$(230,554)	$121,733,878
Future policy benefits (3)	$—	$—	$5,205,434	$—	$5,205,434
Payables to parent and affiliates	—	32,849	—	(32,849)	—
Total liabilities	$—	$32,849	$5,205,434	$(32,849)	$5,205,434

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2014(4)
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$92,082	$—	$—	$92,082
Obligations of U.S. states and their political subdivisions	—	325,654	—	—	325,654
Foreign government bonds	—	38,498	—	—	38,498
U.S. corporate public securities	—	2,594,010	61,092	—	2,655,102
U.S. corporate private securities	—	1,239,006	14,539	—	1,253,545
Foreign corporate public securities	—	206,848	—	—	206,848
Foreign corporate private securities	—	572,493	9,170	—	581,663
Asset-backed securities (5)	—	302,034	100,217	—	402,251
Commercial mortgage-backed securities	—	498,879	—	—	498,879
Residential mortgage-backed securities	—	140,042	—	—	140,042
Sub-total	—	6,009,546	185,018	—	6,194,564
Trading account assets:
Corporate securities	—	42,131	—	—	42,131
Asset-backed securities (5)	—	1,990	—	—	1,990
Equity securities	—	—	5,540	—	5,540
Sub-total	—	44,121	5,540	—	49,661
Equity securities, available-for-sale	107	28,643	750	—	29,500
Short-term investments	6,997	114,275	—	—	121,272
Cash equivalents	41,584	26,259	—	—	67,843
Other long-term investments	—	242,523	2,115	(215,066)	29,572
Reinsurance recoverables	—	—	4,897,545	—	4,897,545
Receivables from parent and affiliates		158,469	19,203	—	177,672
Sub-total excluding separate account assets	48,688	6,623,836	5,110,171	(215,066)	11,567,629
Separate account assets (2)	—	108,891,268	302,924	—	109,194,192
Total assets	$48,688	$115,515,104	$5,413,095	$(215,066)	$120,761,821
Future policy benefits (3)	$—	$—	$4,993,611	$—	$4,993,611
Payables to parent and affiliates	—	58,687	—	(58,687)	—
Total liabilities	$—	$58,687	$4,993,611	$(58,687)	$4,993,611

(1)
“Netting” amounts represent cash collateral of $198 million and $156 million as of December 31, 2015 and 2014, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
For the year ended December 31, 2015, the net embedded derivative liability position of $5,205 million includes $655 million of embedded derivatives in an asset position and $5,860 million of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

To reflect the market’s perception of the Company's counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $884 million was transferred from Level 1 to Level 2.
Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$40,492	$55,000	$95,492
Asset-backed securities	158	173,189	173,347
Equity securities	165	18,248	18,413
Other long-term investments	3,260	3,773	7,033
Reinsurance recoverables	4,940,011	—	4,940,011
Receivables from parent and affiliates	—	5,000	5,000
Subtotal excluding separate account assets	4,984,086	255,210	5,239,296
Separate account assets	88,048	294,911	382,959
Total assets	$5,072,134	$550,121	$5,622,255
Future policy benefits	$5,205,434	$—	$5,205,434
Total liabilities	$5,205,434	$—	$5,205,434

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$23,712	$61,089	$84,801
Asset-backed securities	264	99,953	100,217
Equity securities	750	5,540	6,290
Other long-term investments	565	1,550	2,115
Reinsurance recoverables	4,897,545	—	4,897,545
Receivables from parent and affiliates	—	19,203	19,203
Subtotal excluding separate account assets	4,922,836	187,335	5,110,171
Separate account assets	84,111	218,813	302,924
Total assets	$5,006,947	$406,148	$5,413,095
Future policy benefits	$4,993,611	$—	$4,993,611
Total liabilities	$4,993,611	$—	$4,993,611
(1) Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$40,492	Discounted cash flow	Discount rate	5.76%		17.95%		8.35%		Decrease
		Market Comparables	EBITDA Multiples (2)	5.0	X	5.0	X	5.0	X	Increase
Reinsurance recoverables - Living Benefits	$4,600,193	Fair values are determined in the same manner as future policy benefits.
Reinsurance recoverables - No Lapse Guarantee	$339,818	Discounted cash flow	Lapse rate (3)	0%		12%				Decrease
			NPR spread (4)	0.06%		1.76%				Decrease
			Mortality rate (5)	0%		20%				Decrease
			Premium payment (6)	1	X	3.75	X			Decrease
Liabilities:
Future policy benefits (7)	$5,205,434	Discounted cash flow	Lapse rate (8)	0%		14%				Decrease
			NPR spread (4)	0.06%		1.76%				Decrease
			Utilization rate (9)	56%		96%				Increase
			Withdrawal rate (10)	74%		100%				Increase
			Mortality rate (11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$23,712	Discounted cash flow	Discount rate	10.00%		11.75%		10.52%		Decrease
		Market Comparable	EBITDA Multiples (2)	6.1	X	6.1	X	6.1	X	Increase
Reinsurance recoverables - Living Benefits	$4,521,928	Fair values are determined in the same manner as future policy benefits.
Reinsurance recoverables - No Lapse Guarantee	$375,617	Discounted cash flow	Lapse rate (3)	0%		15%				Decrease
			NPR spread (4)	0%		1.30%				Decrease
			Mortality rate (5)	0%		18%				Decrease
			Premium payment (6)	1X		3.75X				Decrease
Liabilities:
Future policy benefits (7)	$4,993,611	Discounted cash flow	Lapse rate (8)	0%		14%				Decrease
			NPR spread (4)	0%		1.30%				Decrease
			Utilization rate (9)	63%		96%				Increase
			Withdrawal rate (10)	74%		100%				Increase
			Mortality rate (11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as “X”). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.

(7)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations and Comprehensive Income. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:
Real Estate and Other Invested Assets – Separate account assets include $88 million and $84 million of investments in real estate as of December 31, 2015 and 2014, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.75% to 10.00% (6.07% weighted average) as of December 31, 2015 and 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and discount rates which ranged from 6.00% to 11.00% (6.95% weighted average) as of December 31, 2015 and 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.
Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Trading Account Assets - Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$61,092	$14,539	$—	$9,170	$100,217	$5,540	$750
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(448)	—	(1,085)	42	—	337
Asset management fees and other income	—	—	—	—	—	2,207	—
Included in other comprehensive income (loss)	(46)	(590)	14	884	(939)	—	(245)
Net investment income	(2)	26	—	6	52	—	—
Purchases	1,901	19,363	973	5,685	112,250	—	—
Sales	—	(6,038)	—	(69)	(40,130)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	(160)	(7,812)	—	(8,667)	(2,362)	(1,500)	(677)
Transfers into Level 3 (2)	704	4,092	—	11,849	90,687	—	—
Transfers out of Level 3 (2)	(8,486)	(416)	(987)	—	(86,470)	—	—
Other (4)	—	—	—	—	—	12,001	—
Fair value, end of period	$55,003	$22,716	$—	$17,773	$173,347	$18,248	$165
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(357)	$—	$(1,035)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$2,162	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,912	(635,006)	—	8,867	505,416
Asset management fees and other income	(40)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	(8,650)	—
Included in other comprehensive income (loss)	—	—	(17)	—	—
Net investment income	53	—	—	—	—
Purchases	3,440	677,472	—	359,660	—
Sales	(168)	—	—	(279,842)	—
Issuances	—	—	—	—	(717,239)
Settlements	(249)	—	—	—	—
Transfers into Level 3 (2)	—	—	6,448	—	—
Transfers out of Level 3 (2)	(30)	—	(20,634)	—	—
Other (4)	—	—	—	—	—
Fair value, end of period	$7,033	$4,940,011	$5,000	$382,959	$(5,205,434)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$1,744	$(482,828)	$—	$—	$381,057
Asset management fees and other income	$(40)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$(8,650)	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014(6)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Commercial Mortgage- Backed Securities	Trading Account Assets- Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$3,196	$8,564	$—	$6,533	$80,934	$—	$2,731	$569
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	798	—	592	142	—	—	—
Asset management fees and other income	—	—	—	—	—	—	1,424	—
Included in other comprehensive income (loss)	227	757	—	(1,129)	(348)	(2)	—	246
Net investment income	(4)	18	—	58	80	—	—	—
Purchases	62,816	17,832	—	9,423	89,866	28,077	2,760	—
Sales	(1,000)	(7,146)	—	(5,691)	—	—	—	(65)
Issuances	—	—	—	—	—	—	—	—
Settlements	(1,209)	(7,331)	—	(616)	(48,836)	—	(1,375)	—
Transfers into Level 3 (2)	538	2,231	—	—	32,813	—	—	—
Transfers out of Level 3 (2)	(3,474)	(1,184)	—	—	(54,434)	(28,075)	—	—
Other (4)	—		—	—	—	—	—	—
Fair value, end of period	$61,092	$14,539	$—	$9,170	$100,217	$—	$5,540	$750
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(101)	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$1,426	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2014
	Short-Term Investments	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
		(in thousands)
Fair value, beginning of period assets/(liabilities)	$18	$1,168	$(376,868)	$4,121	$279,842	$348,399
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	168	4,683,691	—	6,445	(4,690,021)
Asset management fees and other income	—	(34)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	4,331	—
Included in other comprehensive income (loss)	—	—	—	(121)	—	—
Net investment income	—	—	—	—	—	—
Purchases	—	398	590,722	18,648	114,615	—
Sales	—	—	—	—	(102,309)	—
Issuances	—	—	—	—	—	(651,989)
Settlements	(18)	(12)	—	—	—	—
Transfers into Level 3 (2)	—	427	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	1,985	—	—
Other (4) (5)	—	—	—	(5,430)	—	—
Fair value, end of period	$—	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$168	$4,672,815	$—	$—	$(4,679,851)
Asset management fees and other income	$—	$(134)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$—	$4,331	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013(6)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$5,619	$20,825	$9	$10,528	$108,727	$—	$3,277	$1,489
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(2,243)	(16)	1,082	—	—	—	427
Asset management fees and other income	—	—	—	—	—	—	953	—
Included in other comprehensive income (loss)	253	(118)	14	(1,790)	(294)	(3)	—	71
Net investment income	(4)	18	29	47	257	—	—	—
Purchases	2,969	9,887	—	2,140	33,078	12,524	380	65
Sales	—	(2,329)	—	—	(1)	—	(1,499)	(1,483)
Issuances	—	—	—	—	—	—	—	—
Settlements	(4,700)	(12,236)	(36)	(5,474)	(23,098)	(3,434)	(380)	—
Transfers into Level 3 (2)	—	112	—	—	—	—	—	—
Transfers out of Level 3 (2)	(941)	(5,352)	—	—	(35,239)	(9,087)	—	—
Other (4)	—	—	—	—	(2,496)	—	—	—
Fair value, end of period	$3,196	$8,564	$—	$6,533	$80,934	$—	$2,731	$569
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(1,648)	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$869	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2013
	Short-Term Investments	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
		(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$988	$—	$1,995	$248,255	$(1,417,891)	$1,287,157
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(232)	11,400	—	1,966	2,342,621	(2,210,096)
Asset management fees and other income	—	144	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	18,978	—	—
Included in other comprehensive income (loss)	—	—	—	(25)	—	—	—
Net investment income	—	—	—	—	—	—	—
Purchases	—	268	—	5,147	80,302	—	534,671
Sales	—	—	—	(3,495)	(69,659)	—	—
Issuances	—	—	—	—	—	(576,331)	—
Settlements	18	—	—	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	(1,997)	—	—	—
Other (4) (5)	—	—	—	2,496	—	—	—
Fair value, end of period	$18	$1,168	$11,400	$4,121	$279,842	$348,399	$(388,268)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$11,400	$—	$—	$2,318,266	$(2,188,291)
Asset management fees and other income	$—	$122	$—	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$—	$18,978	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at December 31, 2013 were reclassified to “Reinsurance Recoverables” at December 31, 2014 as they were in a net asset position.

(6)	Prior period amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,540	$1,701,951	$1,710,491	$1,658,235
Policy loans	—	—	1,143,303	1,143,303	1,143,303
Other long term-investments	—	—	27,346	27,346	26,395
Cash and cash equivalents	19,297	156,064	—	175,361	175,361
Accrued investment income	—	100,031	—	100,031	100,031
Receivables from parent and affiliates	—	65,628	—	65,628	65,628
Other assets	—	6,162	—	6,162	6,162
Total assets	$19,297	$336,425	$2,872,600	$3,228,322	$3,175,115
Liabilities:
Policyholders’ account balances - investment contracts	$—	$947,853	$236,891	$1,184,744	$1,190,596
Cash collateral for loaned securities	—	40,416	—	40,416	40,416
Short-term debt to parent and affiliates	—	180,105	—	180,105	180,000
Long-term debt to parent and affiliates	—	1,227,110	—	1,227,110	1,204,000
Payables to parent and affiliates	—	72,791	—	72,791	72,791
Other liabilities	—	343,089	—	343,089	343,089
Total liabilities	$—	$2,811,364	$236,891	$3,048,255	$3,030,892

	December 31, 2014
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,486	$1,775,949	$1,784,435	$1,681,553
Policy loans	—	—	1,123,912	1,123,912	1,123,912
Other long-term investments	—	—	11,085	11,085	10,168
Cash and cash equivalents	53,476	93,633	—	147,109	147,109
Accrued investment income	—	90,506	—	90,506	90,506
Receivables from parent and affiliates	—	70,668	—	70,668	70,689
Other assets	—	24,126	—	24,126	24,126
Total assets	$53,476	$287,419	$2,910,946	$3,251,841	$3,148,063
Liabilities:
Policyholders’ account balances - investment contracts	$—	$929,694	$40,063	$969,757	$976,190
Cash collateral for loaned securities	—	65,418	—	65,418	65,418
Short-term debt to parent and affiliates	—	429,903	—	429,903	423,000
Long-term debt to parent and affiliates	—	1,321,501	—	1,321,501	1,288,000
Payables to parent and affiliates	—	53,027	—	53,027	53,027
Other liabilities	—	315,736	—	315,736	315,736
Total liabilities	$—	$3,115,279	$40,063	$3,155,342	$3,121,371

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parent and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Securities Sold Under Agreements to Repurchase
The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10.	DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC, which contains an embedded derivative primarily related to the interest rate risk of the reinsurance contract. In addition, the Company has entered into a reinsurance agreement with Union Hamilton Reinsurance, Ltd., an external counterparty, which is also accounted for in the same manner as an embedded derivative. The embedded derivatives are carried at fair value. These embedded derivatives and reinsurance agreements are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$529,128	$50,877	$(1,385)	$291,100	$14,733	$(3,008)
Total Qualifying Hedges	$529,128	$50,877	$(1,385)	$291,100	$14,733	$(3,008)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,159,400	$203,313	$(8,605)	$3,184,400	$192,181	$(20,574)
Foreign Currency
Foreign Currency Forwards	3,722	39	(15)	1,025	40	—
Credit
Credit Default Swaps	7,275	268	(222)	12,275	150	(513)
Currency/Interest Rate
Foreign Currency Swaps	122,425	17,079	(71)	101,653	6,677	(712)
Equity
Total Return Swaps	542,294	411	(10,451)	577,054	2,405	(19,670)
Equity Options	25,345,369	28,668	(12,100)	39,735,182	26,932	(14,210)
Total Non-Qualifying Hedges	$29,180,485	$249,778	$(31,464)	$43,611,589	$228,385	$(55,679)
Total Derivatives (1)	$29,709,613	$300,655	$(32,849)	$43,902,689	$243,118	$(58,687)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a net liability of $5,205 million and $4,994 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,594 million and $4,522 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance recoverables.” The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $340 million and $376 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance recoverables.” The fair value of the reinsurance related to the living benefits guarantee with Union Hamilton Reinsurance, Ltd., an external counterparty, was an asset of $7 million as of December 31, 2015 included in "Reinsurance recoverables." See Note 12 for additional information on the affiliated reinsurance agreements in "Reinsurance with Affiliates."

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$297,371	$(230,554)	$66,817	$(15,157)	$51,660
Securities purchased under agreement to resell	156,064	—	156,064	(156,064)	—
Total Assets	$453,435	$(230,554)	$222,881	$(171,221)	$51,660
Offsetting of Financial Liabilities:
Derivatives(1)	$32,849	$(32,849)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$32,849	$(32,849)	$—	$—	$—

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$242,523	$(215,066)	$27,457	$(7,194)	$20,263
Securities purchased under agreement to resell	93,633	—	93,633	(93,633)	—
Total Assets	$336,156	$(215,066)	$121,090	$(100,827)	$20,263
Offsetting of Financial Liabilities:
Derivatives(1)	$58,687	$(58,687)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$58,687	$(58,687)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$3,297	$1,879	$36,686
Total qualifying hedges	—	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	—	—	—
Currency	211	—	—	—
Currency/Interest Rate	11,533	—	209	—
Credit	90	—	—	—
Equity	(35,276)	—	—	—
Embedded Derivatives	(274,008)	—	—	—
Total non-qualifying hedges	(220,292)	—	209	—
Total	$(220,292)	$3,297	$2,088	$36,686

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,027	$908	$16,286
Total qualifying hedges	—	1,027	908	16,286
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	350,946	—	—	—
Currency	86	—	—	—
Currency/Interest Rate	14,344	—	126	—
Credit	2	—	—	—
Equity	(65,424)	—	—	—
Embedded Derivatives	(209,398)	—	—	—
Total non-qualifying hedges	90,556	—	126	—
Total	$90,556	$1,027	$1,034	$16,286

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,029	$(794)	$(4,848)
Total qualifying hedges	—	1,029	(794)	(4,848)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(191,954)	—	—	—
Currency	51	—	—	—
Currency/Interest Rate	(3,450)	—	(17)	—
Credit	(1,106)	—	—	—
Equity	(130,714)	—	—	—
Embedded Derivatives	274,374	—	—	—
Total non-qualifying hedges	(52,799)	—	(17)	—
Total	$(52,799)	$1,029	$(811)	$(4,848)

(1)	Amounts deferred in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(4,519)
Amount reclassified into current period earnings	(329)

Balance, December 31, 2013	(4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	22,880
Amount reclassified into current period earnings	(6,594)

Balance, December 31, 2014	11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)

Balance, December 31, 2015	$48,271

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately $5 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2015 and 2014, the Company had $7 million and $12 million of outstanding notional amounts reported at fair value as an asset of less than $1 million and a liability of less than $1 million, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparties to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparties’ non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparties’ credit spread is applied to OTC derivative net asset positions.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2015 and 2014, the outstanding balance on this commitment was $62 million and $37 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2015 and 2014, $52 million and $68 million, respectively, of this commitment was outstanding.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $7.5 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company
In October 2012, the State of West Virginia commenced a second action making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied defendants’ rehearing petition. In November 2015, the Company filed its answers.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.	RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

December 31, 2015, 2014 and 2013. The expense charged to the Company for the deferred compensation program was $7 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $22 million, $20 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8 million, $9 million and $8 million for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $771 million, $862 million and $877 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,873 million at December 31, 2015 and $2,812 million at December 31, 2014. Fees related to these COLI policies were $45 million, $45 million and $42 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Reinsurance with Affiliates
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), and Prudential Term Reinsurance Company, (“Term Re”), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses), net”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Reinsurance recoverables	$22,546,361	$20,594,371
Policy loans	(75,697)	(69,501)
Deferred policy acquisition costs	(2,122,349)	(1,709,625)
Other assets	35,616	39,458
Policyholders’ account balances	5,020,230	4,827,071
Future policy benefits and other policyholder liabilities	2,380,215	2,193,735
Other liabilities	494,660	433,627

The reinsurance recoverables by counterparty are broken out below.

	December 31, 2015	December 31, 2014
	(in thousands)
UPARC	$376,660	$407,209
PAR U	9,797,733	9,147,870
PARCC	2,560,798	2,499,567
PAR Term	1,226,761	1,001,181
Prudential Insurance	226,926	188,466
Pruco Re	4,594,412	4,522,665
Prudential of Taiwan	1,169,664	1,157,881
PURC	2,251,692	1,564,913
Term Re	298,002	97,099
Unaffiliated	43,713	7,520
Total Reinsurance Recoverables	$22,546,361	$20,594,371

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Premiums:
Direct	$1,519,992	$1,408,833	$1,319,390
Assumed	—	—	—
Ceded	(1,442,358)	(1,342,627)	(1,262,539)
Net premiums	77,634	66,206	56,851
Policy charges and fee income:
Direct	2,940,786	2,763,536	2,356,617
Assumed	434,560	477,921	294,689
Ceded	(1,215,918)	(1,166,605)	(770,381)
Net policy charges and fee income:	2,159,428	2,074,852	1,880,925
Net investment income
Direct	419,357	406,620	421,107
Assumed	1,394	1,362	1,288
Ceded	(4,164)	(3,964)	(3,384)
Net investment income	416,587	404,018	419,011
Other income:
Direct	44,223	49,891	51,268
Assumed & Ceded	11,292	7,936	(31,119)
Net other income	55,515	57,827	20,149
Interest credited to policyholders’ account balances:
Direct	477,667	459,982	118,714
Assumed	124,954	117,725	146,011
Ceded	(228,410)	(209,392)	(218,988)
Net interest credited to policyholders’ account balances	374,211	368,315	45,737
Policyholders’ benefits (including change in reserves):
Direct	2,034,123	1,824,994	1,504,351
Assumed	541,371	792,616	76,425
Ceded	(2,284,309)	(2,273,896)	(1,401,852)
Net policyholders’ benefits (including change in reserves)	291,185	343,714	178,924
Realized investment gains (losses), net:
Direct	571,702	(4,375,107)	2,045,435
Assumed	—	—	—
Ceded	(780,240)	4,489,174	(2,058,885)
Realized investment gains (losses), net	(208,538)	114,067	(13,450)
Net reinsurance expense allowances, net of capitalization and amortization	(208,494)	(266,048)	(143,100)

Substantially all reinsurance contracts are with affiliates as of December 31, 2015, 2014 and 2013. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2015	2014	2013
	(in thousands)
Direct gross life insurance face amount in force	$770,427,543	$709,800,479	$661,834,408
Assumed gross life insurance face amount in force	43,552,313	44,519,176	44,691,950
Reinsurance ceded	(752,647,594)	(694,659,804)	(650,340,432)
Net life insurance face amount in force	$61,332,262	$59,659,851	$56,185,926
UPARC
Through June 30, 2011, the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective July 1, 2011, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.
Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective January 1, 2014, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.
Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
PAR U
Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.
Effective July 1, 2012, the Company’s wholly-owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.
Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies covered by the initial reinsurance agreement discussed above.
Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC, an affiliated company. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the “PURC Novated Coinsurance Agreement”). There is no financial impact to the Company as a result of this transaction.

PURC
The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in “PARU” above).
Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with the Company's Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Pruco Re
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.
Taiwan Branch Reinsurance Agreement
On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.
The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $347 million,

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

$364 million and $311 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $13 million, $12 million and $11 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $17 million, $15 million and $15 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Asset Transfers
From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gain (loss), net, respectively. The table below shows affiliated asset trades for the years ended December 31, 2014 and 2015.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
				(in millions)
Prudential Insurance	Mar-14	Purchase	Fixed Maturities	13	13	—	—	—
Prudential Financial	Sep-14	Transfer In	Fixed Maturities & Private Equity	81	77	3	—	—
Prudential Financial	Sep-14	Transfer Out	Fixed Maturities	142	136	(4)	—	—
PURC	Sep-14	Transfer Out	Fixed Maturities, Commercial Mortgages, & Private Equity	178	172	—	6	(8)
PALAC	Oct-14	Purchase	Fixed Maturities	10	9	—	(1)	—
Prudential Insurance	Dec-14	Purchase	Fixed Maturities, Commercial Mortgages, & Private Equity	122	102	(13)	—	—
PURC	Dec-14	Purchase	JV/LP Investment	3	3	—	—	—
Prudential Insurance	Mar-15	Purchase	Fixed Maturities & Trading Account Assets	92	74	(12)	—	—
Prudential Insurance	Jun-15	Purchase	Fixed Maturities	11	10	(1)	—	—

Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.
The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date Issued	Amount of Notes - December 31, 2015	Amount of Notes - December 31, 2014	Interest Rate			Date of Maturity
		(in thousands)
Prudential Financial	6/20/2011	$—	$50,000			2.64%			6/21/2015
Prudential Financial	12/15/2011	11,000	11,000			3.61%			12/15/2016
Prudential Financial	12/16/2011	11,000	22,000	3.32%	-	3.61%	12/16/2015	-	12/16/2016
Prudential Insurance	12/20/2010	—	204,000			3.47%			12/21/2015
Washington Street Investment	6/20/2012	—	237,000	2.44%	-	3.02%	6/15/2015	-	6/15/2017
Washington Street Investment	12/17/2012	—	198,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Washington Street Investment	12/17/2012	—	39,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Prudential Financial	11/15/2013	9,000	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	23,000	23,000			3.19%			12/15/2020
Prudential Insurance	12/6/2013	120,000	120,000			2.60%			12/15/2018
Prudential Insurance	12/6/2013	130,000	130,000			4.39%			12/15/2023
Prudential Insurance	12/6/2013	250,000	250,000			3.64%			12/15/2020
Prudential Insurance	9/25/2014	30,000	30,000			1.89%			6/20/2017
Prudential Insurance	9/25/2014	40,000	40,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	20,000	20,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	50,000	50,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	50,000	50,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	100,000	100,000			3.47%			6/20/2021
Prudential Insurance	9/25/2014	100,000	100,000			3.95%			6/20/2024
Prudential Financial	12/15/2014	5,000	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	23,000	23,000			3.14%			12/15/2021
Prudential Financial	6/15/2015	66,000	—			3.52%			6/15/2022
Prudential Financial	6/15/2015	6,000	—			2.86%			6/15/2020
Prudential Financial	9/21/2015	158,000	—	1.09%	-	1.63%	6/15/2016	-	6/15/2017
Prudential Financial	9/21/2015	132,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	9/21/2015	26,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	5,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	1,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	18,000	—			3.37%			12/16/2022
Total Loans Payable to Affiliates		$1,384,000	$1,711,000
The total interest expense to the Company related to loans payable to affiliates was $51.3 million, $52.3 million and $40.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Contributed Capital and Dividends
In June and December of 2015 the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance. In July and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million, respectively, to Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

	March 31	June 30	September 30	December 31
	(in thousands)
2015
Total revenues	$834,751	$601,723	$763,484	$662,989
Total benefits and expenses	737,175	365,588	919,188	336,103
Income (loss) from operations before income taxes	97,576	236,135	(155,704)	326,886
Net income (loss)	$84,230	$214,429	$(134,103)	$348,342
2014
Total revenues	$815,709	$782,985	$687,949	$807,454
Total benefits and expenses	469,135	483,283	512,624	702,879
Income (loss) from operations before income taxes	346,574	299,702	175,325	104,575
Net income (loss)	$279,170	$249,068	$172,179	$85,386
Subsequent to 2014, the Company identified and recorded additional out-of-period adjustments primarily related to the third and fourth quarter of 2014 of $20 million and $10 million, respectively, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 12 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.
/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

(1) Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2015; the Statement of Operations for the period ended December 31, 2015; the Statement of Changes in Net Assets for the periods ended December 31, 2015 and December 31, 2014, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2015 and 2014; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2015, 2014, and 2013; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2) Agreements for custody of securities and similar investments—Not Applicable.

(3) (a) Specimen Selected Broker Agreement used by PIMS. (Note 4)

(b) Distribution and Principal Underwriting agreement between Pruco Life Insurance Company and Prudential Annuities Distributors, Inc. (Note 14)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 2)

(b) The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 2)

(c) Guaranteed Minimum Income Benefit Rider. (Note 2)

(d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

(e) Periodic Value Death Benefit Rider. (Note 2)

(f) Periodic Value Death Benefit Schedule Supplement. (Note 2)

(g) Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note 2)

(h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 2)

(i) Guaranteed Minimum Payments Benefit Rider. (Note 2)

(j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

(k) Enhanced Dollar Cost Averaging Rider. (Note 2)

(l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

(m) Longevity Credit Rider. (Note 2)

(n) Individual Retirement Annuity Endorsement. (Note 2)

(o) Roth Individual Retirement Annuity Endorsement. (Note 2)

(p) 403(b) Annuity Endorsement. (Note 2)

(q) Medically Related Surrender Provision Endorsement. (Note 2)

(r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five). (Note 8)

(s) Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five). (Note 8)

(t) Highest Daily Lifetime Five Benefit Rider (Enhanced). (Note 10)

(u) (Highest Daily Lifetime Five Schedule Supplement). (Note 11)

(v) Schedule pages for the Premier Variable Annuity Bb Series. (Note 13)

(w) Highest Daily Lifetime Guaranteed Return Option. (Note 14)

(x) Highest Daily Lifetime Seven Benefit Rider (Enhanced). (Note 14)

(y) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 15)

(z) Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 15)

(aa) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 15)

(ab) Schedule supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 15)

(ac) Highest Daily Lifetime Seven Benefit Schedule Supplement (P-SCH-HD7(1/09)). (Note 16)

(ad) Highest Daily Lifetime Five Benefit Schedule Supplement (P-SCH-HDLT(1/09)). (Note 16)

(ae) Beneficiary Annuity Endorsement (P-END-BENE(2/09)). (Note 16)

(af) Beneficiary Individual Retirement Annuity Endorsement (P-END-IRABEN(2/09)). (Note 16)

(ag) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)). (Note 16)

(ah) Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7(2/09)). (Note 16)

(ai) Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7(2/09)). (Note 16)

(aj) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (P-RID-HD7-DB(2/09)). (Note 16)

(ak) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (P-SCH-HD7-DB(2/09)). (Note 16)

(al) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (P-RID-HD7-LIA(2/09)). (Note 16)

(am) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (P-SCH-HD7-LIA(2/09)). (Note 16)

(an) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09). (Note 17)

(ao) Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09). (Note 17)

(ap) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (P-RID-HD6-LIA-8/09). (Note 17)

(aq) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule. (P-SCH-HD6-LIA-8/09) (Note 17)

(ar) Highest Daily GRO II Benefit rider (P-RID-HD GRO-1l/09). (Note 18)

(as) Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-ll/09). (Note 18)

(at) Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-l1/09). (Note 18)

(au) Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). (Note 20)

(av) Form of Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(11-09)(8/10)). (Note 20)

(aw) Amendatory Tax Endorsement. (Note 21)

(5) (a) Application form for the Contract. (Note 9)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 5)

(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 6)

(7) Contract of reinsurance in connection with variable annuity contract:

(a) Coinsurance Agreement for LT5WB. (Note 2)

(b) Coinsurance Agreement for SLT5. (Note 9)

(c) Coinsurance Agreement for HDLT5. (Note 11)

(d) Amendment 1 to Coinsurance Agreement for LT5WB. (Note 19)

(e) Amendment 1 to Coinsurance Agreement for HDLT5. (Note 19)

(f) Amendment 2 to Coinsurance Agreement for HDLT5. (Note 19)

(g) Coinsurance Agreement for HD6+. (Note 19)

(h) Coinsurance Agreement for HD7+. (Note 19)

(i) Coinsurance Agreement for HD7. (Note 19)

(j) Coinsurance Agreement for HD GRO. (Note 19)

(k) Amendment 1 to Coinsurance Agreement for HD GRO. (Note 19)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(a) Copy of Fund Participation Agreement. (Note 7)

(b) Copy of Rule 22C-2 Agreement. (Note 12)

(c) Amendment to Fund Participation Agreement. (Note 21)

(9) Opinion of Counsel. (Note 9)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners—Not Applicable.

(13) Powers of Attorney.

(a) Bernard J. Jacob (Note 1)

(b) Lori D. Fouché (Note 1)

(c) Kent D. Sluyter (Note 1)

(d) Richard F. Lambert (Note 1)

(e) Yanela C. Frias (Note 1)

(f) John Chieffo (Note 1)

(g) Kenneth Y. Tanji (Note 1)

(Note 1). Filed herewith.

(Note 2). Incorporated by reference to Form N-4, Registration No.333-130989, filed January 12, 2006 on behalf of the Prucolife Flexible Premium Variable Annuity Account.

(Note 3). Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco LifeFlexible Premium Variable Annuity Account.

(Note 4). Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No.333-06701, filed April 5, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5). Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 6). Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 7). Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 8). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9). Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10). Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11). Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13). Incorporated by reference to the initial registration on Form N-4, Registration No. 333-144639, filed July 17, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4 Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15). Incorporated by reference to Post-Effective Amendment No. 17, to Registration No. 333-130989, filed January 28 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16). Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17). Incorporated by reference to Post-Effective No. 23 to Form N-4 Registration Statement No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18). Incorporated by reference to Post-Effective No. 25, Form N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19). Incorporated by reference to Post-Effective No. 22, Form N-4, Registration No. 333-144639, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 20). Incorporated by reference to Post-Effective No. 23, Form N-4, Registration No. 333-144639, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 21). Incorporated by reference to Post-Effective No. 33 to Registration No. 333-144639, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT:

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2016, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2016, there were 1,152 Qualified contract owners and 485 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS:

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Rodney R. Allain One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Rodney Branch One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Wayne Chopus	Senior Vice President and Director

One Corporate Drive Shelton, Connecticut 06484-6208
Yanela C. Frias 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Steven P. Marenakos One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Andrew A. Morawiec One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
William D. Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President
Richard W. Kinville 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:

(c) Commissions received by PAD during 2015 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$697,921,302.44	$-0-	$-0-	$-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of April 2016.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

REGISTRANT

BY: PRUCO LIFE INSURANCE COMPANY

DEPOSITOR

/s/ Lori D. Fouché*

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Lori D. Fouché

President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY

DEPOSITOR

By: /s/ Lori D. Fouché*

------------------------------

Lori D. Fouché

President and Chief Executive Officer

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Lori D. Fouché* Lori D. Fouché	Director, President and Chief Executive Officer	April 8, 2016
Yanela C. Frias* Yanela C. Frias	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 8, 2016
John Chieffo* John Chieffo	Director	April 8, 2016
Kenneth Y. Tanji* Kenneth Y. Tanji	Director	April 8, 2016
Bernard J. Jacob* Bernard J. Jacob	Director	April 8, 2016
Richard F. Lambert* Richard F. Lambert	Director	April 8, 2016
Kent D. Sluyter* Kent D. Sluyter	Director	April 8, 2016

By: /s/ William J. Evers

------------------------------

William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10) Written Consent of Independent Registered Public Accounting Firm.

(13) Powers of Attorney.

(a) Bernard J. Jacob

(b) Lori D. Fouché

(c) Kent D. Sluyter

(d) Richard F. Lambert

(e) Yanela C. Frias

(f) John Chieffo

(g) Kenneth Y. Tanji